As filed with the SEC on April 7, 2015 .	Registration No. 333-112808
Registration No. 811-05826

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 28

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 135
_____________

PRUCO LIFE
VARIABLE UNIVERSAL ACCOUNT
(Exact Name of Registrant)

PRUCO LIFE INSURANCE COMPANY
(Name of Depositor)

213 Washington Street
Newark, New Jersey 07102
(800) 778-2255
(Address and telephone number of principal executive offices)
_____________

Jordan K. Thomsen
Vice President and Corporate Counsel
Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102
(Name and address of agent for service)

Copy to:
Christopher E. Palmer, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001
_____________

It is proposed that this filing will become effective (check appropriate space):

□ immediately upon filing pursuant to paragraph (b) of Rule 485
■ on May 1, 2015 pursuant to paragraph (b) of Rule 485
(date)
□ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
□ on pursuant to paragraph (a)(1) of Rule 485
(date)

■ This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

NOTE

This Post Effective Amendment No. 28 ("PEA") to the Form N-6 Registration Statement No. 333-112808 ("Registration Statement") of Pruco Life Insurance Company ("Pruco Life") and its Separate Account is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectus and Statement of Additional Information.  Part C of this Registration Statement has also been updated pursuant to the requirements of Form N-6. The PEA does not amend or delete the currently effective PruLife® Custom Premier II Prospectus or supplements to the Prospectus or any other part of the Registration Statement except as specifically noted herein.

PART A:

INFORMATION REQUIRED IN THE PROSPECTUS

PROSPECTUS
May 1, 2015

PruLife® Custom Premier II (for Contracts issued on or after May 1, 2015*)

AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT ISSUED BY:

PRUCO LIFE INSURANCE COMPANY – PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102
TELEPHONE: (800) 944-8786

*The PruLife® Custom Premier II Contract (2015) is offered on or after May 1, 2015, under form number VUL-2015 or ICC15 VUL-2015, subject to state availability.  A state and/or other code may follow the form number. Your Contract's form number is located in the lower left-hand corner of the first page of your Contract.

This prospectus describes the PruLife® Custom Premier II Contract (2015) (the “Contract”) offered by Pruco Life Insurance Company ("Pruco Life", "us", "we", or "our"), a stock life insurance company.  Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America.

Please Read this Prospectus.  Please read this prospectus before purchasing a PruLife® Custom Premier II (2015) variable universal life insurance Contract and keep it for future reference.

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options of the Pruco Life Variable Universal Account (the “Account”).  The Account offers a wide variety of Variable Investment Options from the firms listed below.  The current summary prospectuses for the Variable Investment Options accompany this prospectus.  These prospectuses contain important information about the Funds, including information about their investment objectives, fees, and investment advisers/subadvisers.  Please read these prospectuses and keep them for reference.
• Advanced Series Trust	• Janus
• American Century Investments®	• JP Morgan
• American Funds®	• MFS®
• Dreyfus	• Neuberger Berman
• Fidelity®	• Prudential
• Franklin Templeton®	• TOPS – The Optimized Portfolio System®
• Hartford

For a complete list of the available Variable Investment Options, see The Funds.

You may also choose to invest your Contract’s premiums and its earnings in the Fixed Rate Option, also referred to as fixed investment option, which pays a guaranteed interest rate.  See The Fixed Rate Option.

In compliance with U.S. law, Pruco Life delivers this prospectus to Contract Owners that currently reside outside of the United States.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined that this Contract is a good investment, nor has the SEC determined that this prospectus is complete or accurate.  It is a criminal offense to state otherwise.

The Contract may be purchased through registered representatives located in banks and other financial institutions. Investment in a variable life insurance contract is subject to risk, including the possible loss of your money.  An investment in PruLife® Custom Premier II is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other governmental agency.

TABLE OF CONTENTS

Page

SUMMARY OF CHARGES AND EXPENSES	1
SUMMARY OF THE CONTRACT AND CONTRACT BENEFITS	4
SUMMARY OF CONTRACT RISKS	7
SUMMARY OF RISKS ASSOCIATED WITH THE VARIABLE INVESTMENT OPTIONS	10
GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS	11
CHARGES AND EXPENSES	19
PERSONS HAVING RIGHTS UNDER THE CONTRACT	24
OTHER GENERAL CONTRACT PROVISIONS	24
RIDERS	25
REQUIREMENTS FOR ISSUANCE OF A CONTRACT	32
PREMIUMS	32
DEATH BENEFITS	37
CONTRACT VALUES	41
LAPSE AND REINSTATEMENT	45
TAXES	45
DISTRIBUTION AND COMPENSATION	48
LEGAL PROCEEDINGS	49
FINANCIAL STATEMENTS	50
ADDITIONAL INFORMATION	50
DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS	51

State Availability or Variations of Certain Features and Riders	Appendix A

Advanced Series Trust:
AST Balanced Asset Allocation Portfolio	Appendix 1
AST BlackRock Global Strategies Portfolio	Appendix 2
AST BlackRock/Loomis Sayles Bond Portfolio	Appendix 3
AST Cohen & Steers Realty Portfolio	Appendix 4
AST Goldman Sachs Mid-Cap Growth Portfolio	Appendix 5
AST Herndon Large-Cap Value Portfolio	Appendix 6
AST International Value Portfolio	Appendix 7
AST J.P. Morgan International Equity Portfolio	Appendix 8
AST J.P. Morgan Strategic Opportunities Portfolio	Appendix 9
AST Large-Cap Value Portfolio	Appendix 10
AST Loomis Sayles Large-Cap Growth Portfolio	Appendix 11
AST MFS Global Equity Portfolio	Appendix 12
AST MFS Growth Portfolio	Appendix 13
AST PIMCO Limited Maturity Bond Portfolio	Appendix 14
AST Preservation Asset Allocation Portfolio	Appendix 15
AST Small-Cap Growth Portfolio	Appendix 16
AST Small-Cap Growth Opportunities Portfolio	Appendix 17
AST Small-Cap Value Portfolio	Appendix 18
AST T. Rowe Price Large-Cap Growth Portfolio	Appendix 19
AST T. Rowe Price Natural Resources Portfolio	Appendix 20
AST Templeton Global Bond Portfolio	Appendix 21
AST Wellington Management Hedged Equity Portfolio	Appendix 22

American Century Variable Portfolio, Inc.:
American Century VP Mid Cap Value Fund	Appendix 23

American Funds Insurance Series®:
American Funds Insurance Series® Growth FundSM	Appendix 24
American Funds Insurance Series® Growth-Income FundSM	Appendix 25
American Funds Insurance Series® International FundSM	Appendix 26

Dreyfus:
Dreyfus Socially Responsible Growth Fund, Inc.	Appendix 27

Dreyfus Investment Portfolios:
Dreyfus MidCap Stock Portfolio	Appendix 28

Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio	Appendix 29
Fidelity® VIP Mid Cap Portfolio	Appendix 30

Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund	Appendix 31
Franklin Mutual Shares VIP Fund	Appendix 32
Templeton Growth VIP Fund	Appendix 33

Hartford HLS Series Fund II, Inc.:
Hartford Growth Opportunities HLS Fund	Appendix 34

Hartford Series Fund, Inc.:
Hartford Capital Appreciation HLS Fund	Appendix 35
Harford Disciplined Equity HLS Fund	Appendix 36
Harford Dividend and Growth HLS Fund	Appendix 37

Janus Aspen Series:
Janus Aspen Overseas Portfolio	Appendix 38

JPMorgan Insurance Trust:
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio	Appendix 39

MFS® Variable Insurance Trust:
MFS® Research Bond Series	Appendix 40
MFS® Utilities Series	Appendix 41
MFS® Value Series	Appendix 42

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Socially Responsive Portfolio	Appendix 43

Prudential Series Fund:
PSF Diversified Bond Portfolio	Appendix 44
PSF Equity Portfolio	Appendix 45
PSF Global Portfolio	Appendix 46
PSF High Yield Bond Portfolio	Appendix 47
PSF Jennison Portfolio	Appendix 48
PSF Jennison 20/20 Focus Portfolio	Appendix 49
PSF Money Market Portfolio	Appendix 50
PSF Natural Resources Portfolio	Appendix 51
PSF Small Capitalization Stock Portfolio	Appendix 52
PSF SP International Growth Portfolio	Appendix 53
PSF SP Prudential U.S. Emerging Growth Portfolio	Appendix 54
PSF SP Small-Cap Value Portfolio	Appendix 55
PSF Stock Index Portfolio	Appendix 56
PSF Value Portfolio	Appendix 57

TOPS - The Optimized Portfolio System®:
TOPS® Aggressive Growth ETF Portfolio	Appendix 58
TOPS® Balanced ETF Portfolio	Appendix 59
TOPS® Conservative ETF Portfolio	Appendix 60
TOPS® Growth ETF Portfolio	Appendix 61
TOPS® Managed Risk Balanced ETF Portfolio	Appendix 62
TOPS® Managed Risk Growth ETF Portfolio	Appendix 63
TOPS® Managed Risk Moderate Growth ETF Portfolio	Appendix 64
TOPS® Moderate Growth ETF Portfolio	Appendix 65

SUMMARY OF CHARGES AND EXPENSES

Capitalized terms used in this prospectus are defined where first used or in the DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS, which is located at the end of this prospectus.

Expenses other than Portfolio Expenses

The following tables describe the maximum fees and expenses that you could pay when buying, owning, and surrendering the Contract.  Generally, our current fees and expenses are lower than the maximum fees and expenses reflected in the following tables.  For more information about fees and expenses, see CHARGES AND EXPENSES.

The first table describes maximum fees and expenses that we deduct from each premium payment, and maximum fees we charge for transactions and riders.

Table 1: Transaction and Optional Rider Fees
Charge	When Charge is Deducted	Amount Deducted
Sales Charge on Premiums (Load)	Deducted from premium payments.	6%
Premium Based Administrative Charge	Deducted from premium payments.	7.5%
Surrender Charge(1)
(Minimum and Maximum Percentage of first year Sales Load Target Premium excluding premiums for riders and extras.)
_____________

Initial surrender charge percentage for a representative Contract Owner: male, age 35
	Upon lapse, surrender, or decrease in Basic Insurance Amount.	55% to 100% _____________ 100%
Transfer fee	Each transfer exceeding 12 in any Contract Year.	$25
Withdrawal fee (Based on the withdrawal amount.)	Upon withdrawal.	The lesser of $25 and 2%.
Insurance Amount Change fee	Upon change in Basic Insurance Amount.	$25
BenefitAccess Rider fee	One time charge when the Terminal Illness Option of the rider is exercised	$150
Enhanced Cash Value Rider fee (per $1,000 of Basic Insurance Amount)	One time charge applied on first month of processing.	$0.42
Living Needs Benefit Rider fee	When benefit is paid.	$150
Overloan Protection Rider fee (Percentage of the Contract Fund amount.)	One time charge upon exercising the rider benefit.	3.5%

(1)
The maximum surrender charge percentage of 100% applies to issue ages 0 to 49 in the first five Contract Years.  The percentage varies based on the issue age of the insured and Contract duration.  The percentage reduces to zero by the end of the 10th year.  You may obtain more information about the particular surrender charge percentage that applies to you by contacting your Pruco Life representative.  See Surrender Charges.

The second table describes the maximum Contract fees and expenses that you may pay periodically during the time you own the Contract, not including the Funds’ fees and expenses.

Table 2: Periodic Contract and Optional Rider Charges Other Than the Fund's Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance (“COI”) for the Basic Insurance Amount.
Minimum and Maximum Charges
per $1,000 of the net amount at risk
_____________

Initial COI for a representative Contract Owner: male, age 35, Preferred Best underwriting class with no ratings.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $.02 to $83.34(1)(2) _____________ $0.10
Mortality and Expense Risk fee (Effective annual rate calculated as a percentage of assets in the Variable Investment Options.)	Daily	0.45%(3)
Additional Mortality fees for risk associated with certain health conditions, occupations, avocations, or aviation risks. (Charged per $1,000 of Basic Insurance Amount.)	Monthly	From $0.10 to $2.08(4)
Net interest on loans(5)	Annually	1% for standard loans. 0.05% for preferred loans.
Administrative fee for Basic Insurance Amount
Minimum and Maximum Charges
(Charge per $1,000 of Basic Insurance Amount plus a flat fee.)
_____________

Initial fee for Basic Insurance Amount for a representative Contract Owner: male, age 35, Preferred Best underwriting class.
(Charge per $1,000 of Basic Insurance Amount plus a flat fee.)
	Monthly	$0.07 to $1.53; plus $30 in the first Contract Year and $9 thereafter.(6) _____________ $0.12 plus $30
Accidental Death Benefit Rider(7)
Minimum and Maximum Charges per $1,000 of the coverage amount.
_____________

Accidental Death Benefit Rider fee for a representative Contract Owner: male, age 35, Preferred Best underwriting class.
(Charge per $1,000 of the coverage amount.)
	Monthly	From $0.05 to $0.28(6) _____________ $0.07

BenefitAccess Rider (BAR)
Minimum and Maximum Charges per $1,000 of the net amount at risk.
_____________

Initial BAR COI for a representative Contract Owner: male, age 35, Preferred Best underwriting class, $500,000 Basic Insurance Amount.
(Charge per $1,000 of the net amount at risk.)
	Monthly	From $0.003 to $10.17(1) _____________ $0.004
Children Level Term Rider(7) (Charge per $1,000 of the coverage amount.)	Monthly	$0.42
Enhanced Disability Benefit Rider(7)
Minimum and Maximum Charges
(Percentage of the greater of: 9% of the policy target premium plus extras or the total of monthly deductions.)
_____________

Enhanced Disability Benefit Rider fee for a representative Contract Owner: male, age 35, Preferred Best underwriting class.
(Percentage of the greater of: 9% of the policy target premium or the total of monthly deductions.)
	Monthly	From 7.08% to 12.17%(6) _____________ 7.52%

(1)
The charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification, as well as Basic Insurance Amount, and Contract duration.  The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay.  You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.

(2)
For example, the highest COI rate is for an insured who is a male/female age 120. You may obtain more information about the particular COI charges that apply to you by contacting your Pruco Life representative.

(3)	The daily charge is based on the effective annual rate shown.
(4)
The amount and duration of the charge will vary based on individual circumstances including issue age, type of risk, and the frequency of exposure to the risk, and is charged per $1,000 of Basic Insurance Amount. The charge shown in the table may not be representative of the charge that a particular Contract Owner will pay.  You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.

(5)
The net interest on loans reflects the net difference between a standard loan with an effective annual interest rate of 2% and an effective annual interest credit equal to 1%.  Preferred loans are charged a lower effective annual interest rate.  See Loans.

(6)
This charge varies based on the individual characteristics of the insured, including such characteristics as age, sex, and underwriting classification.  You may obtain more information about the particular charges that apply to you by contacting your Pruco Life representative.

(7)	Duration of the charge is limited. See CHARGES AND EXPENSES.

Fund Expenses

This table shows the minimum and maximum total operating expenses charged by the Funds that you will pay periodically during the time you own the Contract.  More detail concerning each Fund’s fees and expenses is contained in the prospectus for each of the Funds.

Total Annual Fund Operating Expenses	Minimum	Maximum
(Expenses that are deducted from the Funds’ assets, including management fees, any distribution [and/or service] (12b-1) fees, and other expenses, but not including reductions for any fee waiver or other reimbursements.)	0.37%	1.24%

SUMMARY OF THE CONTRACT
AND CONTRACT BENEFITS

Brief Description of the Contract

PruLife® Custom Premier II (2015) is a form of variable universal life insurance.  A variable universal life insurance contract is a flexible form of life insurance.  It has a Death Benefit and a Contract Fund, the value of which changes every day according to the investment performance of the investment options to which you have allocated your net premiums.   You may invest net premiums in one or more of the available Variable Investment Options or in the Fixed Rate Option. Although the value of your Contract Fund may increase if there is favorable investment performance in the Variable Investment Options you select, investment returns in the Variable Investment Options are NOT guaranteed.  There is a risk that investment performance will be unfavorable and that the value of your Contract Fund will decrease.  The risk will be different, depending upon which investment options you choose.  You bear the risk of any decrease.  If you select the Fixed Rate Option, we credit your account with a declared rate of interest, but you assume the risk that the rate may change, although it will never be lower than an effective annual rate of 1%.  Transfers from the Fixed Rate Option may be restricted. The Contract is designed to be flexible to meet your specific life insurance needs.  Within certain limits, the Contract will provide you with flexibility in determining the amount and timing of your premium payments.  Some Contract forms, features and/or riders described in this prospectus may be subject to state variations or may not be available in all states.  See Appendix A, which is part of your prospectus, for state availability and a description of all material variations to riders and features that differ from the description contained in the prospectus.  Some Contract forms, features and/or Variable Investment Options described in this prospectus may not be available through all brokers.  The Contract form number for this Contract is VUL-2015 or ICC15 VUL-2015. A state and/or other code may follow the form number.  Your Contract's form number is located in the lower left hand corner on the first page of your Contract.

Types of Death Benefit Available Under the Contract

There are three types of Death Benefit available.  You may choose a Contract with a Type A (fixed) Death Benefit under which the Death Benefit generally remains at the Basic Insurance Amount you initially chose.  However, the Contract Fund (described below) may grow to a point where the Death Benefit may increase and vary with investment experience.  If you choose a Contract with a Type B (variable) Death Benefit, your Death Benefit will vary with investment experience.  For Contracts with Type A and Type B Death Benefits, as long as the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount shown in your Contract.  If you choose a Contract with a Type C (return of premium) Death Benefit, the Death Benefit is generally equal to the Basic Insurance Amount plus the total premiums paid into the Contract, less withdrawals.  The total premiums, less withdrawals, is not accumulated with interest. The Death Benefit on a Contract with a Type C Death Benefit is limited to the Basic Insurance Amount plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the Basic Insurance Amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract.

Any type of Death Benefit, described above, may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

You may change your Contract’s Death Benefit type after issue, however, if you choose a Contract with a Type A Death Benefit or Type B Death Benefit at issue, you will not be able to change to a Contract with a Type C Death Benefit thereafter.  Also, if you change a Contract with a Type C Death Benefit to a Contract with a Type A Death Benefit or Type B Death Benefit after issue, you will not be able to change back to a Contract with a Type C Death Benefit.  See Types of Death Benefit and Changing the Type of Death Benefit.

No-Lapse Guarantee Information

If you pay one of the two No-Lapse Guarantee Premiums described below, we will guarantee that your Contract will not lapse for the corresponding No-Lapse Guarantee Period as a result of unfavorable investment performance or an increase in charges, and a Death Benefit will be paid upon the death of the insured, even if your Contract Fund value drops to zero. The No-Lapse Guarantee is based on your premium payments and is not a benefit you need to elect. Withdrawals and outstanding Contract loans may adversely affect the status of the No-Lapse Guarantee.  See Withdrawals and Loans.

Generally, there are two No-Lapse Guarantee Premiums and No-Lapse Guarantee Periods.  The No-Lapse Guarantee Premiums vary by Basic Insurance Amount, Death Benefit type, issue age, sex, underwriting classification, and amount of any additional, optional benefits selected.  See No-Lapse Guarantee, PREMIUMS, and DEATH BENEFITS.

1.
All Contracts have a Short Term No-Lapse Guarantee period, which has a corresponding Short Term No-Lapse Guarantee Premium.  A Contract with a Type C (return of premium) Death Benefit will only have a Short Term No-Lapse Guarantee available.

2.	All Contracts without a Type C (return of premium) Death Benefit have a second, longer Limited No-Lapse Guarantee period with a corresponding Limited No-Lapse Guarantee Premium.

Unless a No-Lapse Guarantee is in effect, the Contract will go into default if the Contract Fund less any Contract Debt and less any applicable surrender charges falls to zero or less.  Your Pruco Life representative can tell you the premium amounts you will need to pay to maintain these guarantees.

The Contract Fund

Your Contract Fund value changes daily, reflecting:  (1) increases or decreases in the value of the Variable Investment Options; (2) interest credited on any amounts allocated to the Fixed Rate Option; (3) interest credited on any loan; and (4) the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.  The Contract Fund value also changes to reflect the receipt of premium payments, charges deducted from premium payments, the monthly deductions described under CHARGES AND EXPENSES, any withdrawals or accelerated benefits, and any added persistency credit.  See Withdrawals, RIDERS, and Persistency Credit.

Premium Payments

You choose the timing and the amount of premium payments, with the exception of the minimum initial premium.  All subsequent premium payments are subject to a minimum of $25 per payment.  The Contract will remain in-force if the Contract Fund less any applicable surrender charges is greater than zero and more than any Contract Debt.  Paying insufficient premiums, poor investment results, or the taking of loans or withdrawals from the Contract will increase the possibility that the Contract will lapse.  However, if the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals also accumulated at 4% (“Accumulated Net Payments”) are at least equal to the amounts shown in the Table of No-Lapse Guarantee Values in your Contract Data pages, and there is no Contract Debt, we guarantee that your Contract will not lapse, even if investment experience is very unfavorable and the Contract Fund drops below zero.  The length of time that the guarantee against lapse is available depends on your Contract's Death Benefit type.  See PREMIUMS, No-Lapse Guarantee, and LAPSE AND REINSTATEMENT.

If you pay more premium than permitted under section 7702A of the Internal Revenue Code, your Contract would be classified as a Modified Endowment Contract, which would affect the federal income tax treatment of loans and withdrawals.  For more information, see Tax Treatment of Contract Benefits - Modified Endowment Contracts.

Allocation of Premium Payments

When you apply for the Contract, you tell us how to allocate your premiums. You may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System.  See The Pruco Life Variable Universal Account and the Allocation of Premiums sections.

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  During the 10 day period following your receipt of the Contract, the remainder of the initial premium and any other net premium will be allocated to the Money Market investment option as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.  After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions .

When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option.  While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option.  See BenefitAccess Rider.

Investment Choices

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option.  See The Funds and The Fixed Rate Option.  You may transfer money among your investment choices, subject to restrictions.  See Transfers/Restrictions on Transfers.

We may add or remove Variable Investment Options in the future.

Decreasing the Basic Insurance Amount

Subject to certain limitations, you have the option of decreasing the Basic Insurance Amount of your Contract after the issue of the Contract.  See Decreases in Basic Insurance Amount.  A decrease in Basic Insurance Amount may result in a surrender charge. See Surrender Charges.

We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  In addition, if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  We may decline a decrease in the Basic Insurance Amount if the Contract Fund value is less than any applicable partial surrender charges.

No administrative processing charge is currently being made in connection with a decrease in Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.  See CHARGES AND EXPENSES.

A decrease in the Basic Insurance Amount is not allowed while receiving Benefit Payments under the BenefitAccess Rider.  See BenefitAccess Rider.

Access to Contract Values

A Contract may be surrendered for its Cash Surrender Value (the Contract Fund minus any Contract Debt and minus any applicable surrender charge) while the insured is living.  To surrender a Contract, we may require you to deliver or mail the Contract with a written request in a form that meets our needs, to a Service Office.  The Cash Surrender Value of a Contract will be determined as of the end of the Valuation Period in which such a request is received in Good Order in a Service Office.  Surrender of a Contract may have tax consequences. See Surrender of a Contract and Tax Treatment of Contract Benefits.

If you surrender the Contract while it is in-force, you may be eligible to receive an Additional Amount upon full surrender of the Contract for its surrender value.  See Surrender of a Contract.

Under certain circumstances, you may withdraw a part of the Contract's Cash Surrender Value without surrendering the Contract.  The amount withdrawn must be at least $500.  We may charge an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Currently, we do not charge a fee for withdrawals.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Withdrawals and Tax Treatment of Contract Benefits.

Contract Loans

You may borrow money from us using your Contract as security for the loan, provided the Contract is not in default.  The maximum loan amount is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.  See Loans.

Persistency Credit Information

If your Contract is not in default, on each Monthly Date on or following at least the 6th Contract Anniversary, we may credit your Contract Fund with an additional amount for keeping your Contract in-force.  See the Persistency Credit section.

Canceling the Contract (“Free-Look”)

Generally, you may return the Contract for a refund within 10 days after you receive it (or within any longer period of time required by state law).  You will receive the greater of (1) the Contract Fund (which includes any investment results) plus the amount of any charges that have been deducted or (2) all premium payments made (including premium payments made more than 10 days after you receive the Contract, but within any longer free-look period of time required by state law), less any applicable federal and/or state income tax withholding.  A Contract returned according to this provision shall be deemed void from the beginning.

SUMMARY OF CONTRACT RISKS

Contract Values Are Not Guaranteed

Your benefits (including life insurance) are not guaranteed, and may be entirely dependent on the investment performance of the Variable Investment Options you select.  The value of your Contract Fund rises and falls with the performance of the Variable Investment Options you choose and the charges that we deduct.  Poor investment performance or loans could cause your Contract to lapse and you could lose your insurance coverage.   However, payment of the Death Benefit may be guaranteed under the No-Lapse Guarantee feature or may be protected under the Overloan Protection Rider.  See No-Lapse Guarantee and Overloan Protection Rider.

The Variable Investment Options you choose may not perform to your expectations.  Investing in the Contract involves risks including the possible loss of your entire investment.  Only the Fixed Rate Option provides a guaranteed rate of return.  For more detail, please see Risks Associated with the Variable Investment Options and The Fixed Rate Option.

Limitation of Benefits on Certain Riders for Claims Due to War or Service in the Armed Forces

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Increase in Charges

In several instances we will use the terms “maximum charge” and “current charge.”  The “maximum charge,” in each instance, is the highest charge that we may make under the Contract.  The “current charge,” in each instance, is the amount that we now charge, which may be lower than the maximum charge.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Contract Lapse

Each month we determine the value of your Contract Fund.  The Contract is in default if the Contract Fund, less any applicable surrender charges, is zero or less, unless it remains in-force under the No-Lapse Guarantee or BenefitAccess Rider.  See No-Lapse Guarantee and BenefitAccess Rider.  Your Contract will also be in default if at any time the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges unless it remains in-force under the Overloan Protection Rider.  See Loans and Overloan Protection Rider.  If you have an outstanding loan when your Contract lapses, you may have taxable income as a result.  See Tax Treatment of Contract Benefits - Pre-Death Distributions.

Should any event occur that would cause your Contract to lapse, we will notify you of the required payment to prevent your Contract from terminating.  A 61-day grace period will begin from the date the notice of default is mailed.  Your payment must be received or postmarked within the 61-day grace period or the Contract will end and have no value.  To prevent your Contract from lapsing, your payment must be in Good Order when received at the Payment Office.  See LAPSE AND REINSTATEMENT.

Risks of Using the Contract as a Short Term Savings Vehicle

The Contract is designed to provide benefits on a long-term basis. Consequently, you should not purchase the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether purchasing the Contract is consistent with the purpose for which it is being considered.

Because the Contract provides for an accumulation of a Contract Fund as well as a Death Benefit, you may wish to use it for various insurance planning purposes.  Purchasing the Contract for such purposes may involve certain risks.

For example, a life insurance contract could play an important role in helping you to meet the future costs of a child’s education.  The Contract’s Death Benefit could be used to provide for education costs should something happen to you, and its investment features could help you accumulate savings.  However, if the Variable Investment Options you choose perform poorly, if you do not pay sufficient premiums, or if you access the values in your Contract through withdrawals or Contract loans, your Contract may lapse or you may not accumulate the value you need.

Risks of Taking Withdrawals

If your Contract meets certain requirements, you may make withdrawals from your Contract’s Cash Surrender Value while the Contract is in-force.  The amount withdrawn must be at least $500.  The withdrawal amount is limited by the requirement that the Cash Surrender Value after withdrawal may not be less than or equal to zero after deducting any charges associated with the withdrawal and an amount that we estimate will be sufficient to cover the Contract Fund deductions for two Monthly Dates following the date of withdrawal.  We may charge an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Currently, we do not charge a fee for withdrawals.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit may immediately be reduced by at least the amount of the withdrawal.  Withdrawals under Contracts with a Type B Death Benefit and Type C Death Benefit will not change the Basic Insurance Amount.  However, under a Contract with a Type A Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount.  A surrender charge may be deducted when any withdrawal causes a reduction in the Basic Insurance Amount.  See CHARGES AND EXPENSES.  No withdrawal will be permitted under a Contract with a Type A Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Accessing the values in your Contract through withdrawals may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life representative.  See Withdrawals and Tax Treatment of Contract Benefits.

Withdrawals are not allowed while receiving Benefit Payments under the BenefitAccess Rider.  See BenefitAccess Rider.

Limitations on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we allow you to make additional transfers.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.  Currently, we do not charge a fee for transfers.

For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  We use reasonable procedures to confirm that instructions given by telephone are genuine.  However, we are not liable for following telephone instructions that we reasonably believe to be genuine.  In addition, we cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax, or electronic means will be rejected, even in the event that it is inadvertently processed.

In addition, you may use our dollar cost averaging feature or our automatic rebalancing feature. Currently, transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in this prospectus do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.  See Transfers/Restrictions on Transfers, Dollar Cost Averaging, and Auto-Rebalancing.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

Generally, only one transfer from the Fixed Rate Option is permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

Your Contract may include Funds that are not currently accepting new or additional investment.  See the section titled The Pruco Life Variable Universal Account.

When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option.  While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option.  See BenefitAccess Rider.

We may modify your right to make transfers by restricting the number, timing and/or amount of transfers we find to be disruptive to the investment option or to the disadvantage of other Contract Owners.  We also reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Transfer restrictions will be applied uniformly and will not be waived.  See Transfers/Restrictions on Transfers.

Charges on Surrender of the Contract

You may surrender your Contract at any time for its Cash Surrender Value while the insured is living.  We deduct a surrender charge from the surrender proceeds. In addition, the surrender of your Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

We will assess a surrender charge if, during the first 10 Contract Years, the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  The surrender charge varies and is calculated as described in Surrender Charges.  While the amount of the surrender charge decreases over time, it may be a substantial portion or even equal to your Contract Fund.

Risks of Taking a Contract Loan

Accessing the values in your Contract through Contract loans may significantly affect current and future Contract values or Death Benefit proceeds and may increase the chance that your Contract will lapse.  Your Contract will be in default if, at any time, the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges, even if the No-Lapse Guarantee is in effect.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of the gain in the Contract.  In addition, if your Contract is a Modified Endowment Contract for tax purposes, taking a Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.

Loan Repayments are required when exercising the BenefitAccess Rider.  See BenefitAccess Rider.

Potential Tax Consequences

Your Contract is structured to meet the definition of life insurance under Section 7702 of the Internal Revenue Code.  At issue, the Contract Owner chooses one of the following definitions of life insurance tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  Under the Cash Value Accumulation Test, there is a minimum Death Benefit to Contract Fund value ratio.  Under the Guideline Premium Test, there is a limit to the amount of premiums that can be paid into the Contract, as well as a minimum Death Benefit to Contract Fund value ratio.  Consequently, we reserve the right to refuse to accept a premium payment that would, in our opinion, cause this Contract to fail to qualify as life insurance.  We also have the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question.  Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.  We require the Guideline Premium Test as the definition of life insurance if you choose to have the Overloan Protection Rider.  See Overloan Protection Rider.

Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance contract.  However, your Death Benefit could be subject to estate tax.  In addition, you generally are not subject to taxation on any increase in the Contract value until it is withdrawn.  Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total premiums paid.  Amounts received upon surrender or withdrawal (including any outstanding Contract loans) in excess of premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a Modified Endowment Contract.  The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed).  We will notify you if a premium or a reduction in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.

Under current tax law, Death Benefit payments under Modified Endowment Contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary.  However, amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.  See Tax Treatment of Contract Benefits.

Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

Replacement of the Contract

The replacement of life insurance is generally not in your best interest.  In most cases, if you require additional life insurance coverage, the benefits of your existing contract can be protected by increasing the insurance amount of your existing contract, if permitted, or by purchasing an additional contract.  If you are considering replacing a contract, you should compare the benefits and costs of supplementing your existing contract with the benefits and costs of purchasing a new contract and you should consult with a tax adviser.

SUMMARY OF RISKS ASSOCIATED WITH
THE VARIABLE INVESTMENT OPTIONS

You may choose to invest your Contract's premiums and its earnings in one or more of the available Variable Investment Options. You may also invest in the Fixed Rate Option.  The Fixed Rate Option is the only investment option that offers a guaranteed rate of return.  See The Funds and The Fixed Rate Option.

Risks Associated with the Variable Investment Options

The Separate Account invests in the shares of one or more open-end management investment companies registered under the Investment Company Act of 1940.  Each Variable Investment Option, which invests in an underlying Fund , has its own investment objective and associated risks, which are described in the accompanying Fund prospectuses.  The income, gains, and losses of one Variable Investment Option have no effect on the investment performance of any other Variable Investment Option.

We do not promise that the Variable Investment Options will meet their investment objectives.  Amounts you allocate to the Variable Investment Options may grow in value, decline in value or grow less than you expect, depending on the investment performance of the Variable Investment Options you choose.  You bear the investment risk that the Variable Investment Options may not meet their investment objectives.  It is possible to lose your entire investment in the Variable Investment Options.  Although the Series Fund Money Market Portfolio is designed to be a stable investment option, it is possible to lose money in that Portfolio.  For example, when prevailing short-term interest rates are very low, the yield on the Money Market Portfolio may be so low that, when Separate Account and Contract charges are deducted, you experience a negative return.  See The Funds.

This Contract offers Variable Investment Options that invest in Funds offered through the Advanced Series Trust (“AST”).  These Variable Investment Options have the prefix AST.  The AST Variable Investment Options are also available in variable annuity contracts we offer.  Some of these variable annuity contracts offer optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits.  The formula monitors each contract owner’s account value daily and, if necessary, will systematically transfer amounts among investment options.  The formula transfers funds between the Variable Investment Options for those variable annuity contracts and an AST bond portfolio sub-account (those AST bond portfolios are not available in connection with the life contracts offered through this prospectus). You should be aware that the operation of the formula in those variable annuity contracts may result in large-scale asset flows into and out of the underlying Funds that are available with your Contract. These asset flows could adversely impact the underlying Funds, including their risk profile, expenses and performance. Because transfers between the Variable Investment Options and the AST bond sub-account can be frequent and the amount transferred can vary from day to day, any of the underlying Funds could experience the following effects, among others:

(a)
a Fund’s investment performance could be adversely affected by requiring a subadvisor to purchase and sell securities at inopportune times or by otherwise limiting the subadvisor’s ability to fully implement the Fund’s investment strategy;

(b)
the subadvisor may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and

(c)
a Fund may experience higher turnover than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Fund compared to other similar funds.

The efficient operation of the asset flows among Funds triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one fund to another fund, which in turn could adversely impact performance.

Before you allocate to the Variable Investment Options with the AST Portfolios listed below, you should consider the potential effects on the Funds that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Contract.  Please work with your financial professional to determine which Variable Investment Options are appropriate for your needs.

Learn More about the Variable Investment Options

Before allocating amounts to the Variable Investment Options, you should read the current Fund prospectuses for detailed information concerning their investment objectives, strategies, and investment risks.

GENERAL DESCRIPTIONS OF PRUCO LIFE INSURANCE COMPANY, THE REGISTRANT, AND THE FUNDS

Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971, under the laws of the state of Arizona.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.  Our principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

The Pruco Life Variable Universal Account

We have  established a Separate Account, the Pruco Life Variable Universal Account (the "Account", or the "Registrant") to hold the assets that are associated with the Contracts.  The Account was established on April 17, 1989, under Arizona law and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company.  The Account meets the definition of a "Separate Account" under the federal securities laws.  The Account holds assets that are segregated from all of our other assets. Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life Insurance Company conducts.

We are the legal owner of the assets in the Account.  We will maintain assets in the Account with a total market value at least equal to the reserve and other liabilities relating to the variable benefits attributable to the Contracts.  In addition to these assets, the Account's assets may include funds contributed by us to commence operation of the Account and may include accumulations of the charges we make against the Account.  From time to time we will transfer capital contributions and earned fees and charges to its general account.  We will consider any possible adverse impact the transfer might have on the Account before making any such transfer.

Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of our other assets. The assets of the Account that are held in support of client accounts may not be charged with liabilities that arise from any other business we conduct.

We are obligated to pay all amounts promised to Contract Owners under the Contract. The obligations to Contract Owners and beneficiaries arising under the Contracts are our general corporate obligations.  Guarantees and benefits within the Contract are subject to our claims paying ability.

You may invest in one or a combination of the available Variable Investment Options.  When you choose a Variable Investment Option, we purchase shares of a Fund or a separate investment series of a Fund which are held as an investment for that option.  We hold these shares in the Account.  We may remove or add additional Variable Investment Options in the future.

The Funds

This Contract offers Funds managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life (“Affiliated Funds”), and Funds managed by companies not affiliated with Pruco Life ("Unaffiliated Funds").  Pruco Life and its affiliates (“Prudential Companies”) receive fees and payments from both the Affiliated Funds and the Unaffiliated Funds.  We consider the amount of these fees and payments when determining which funds to offer through the Contract. Affiliated Funds may provide Prudential Companies with greater fees and payments than Unaffiliated Funds.  Because of the potential for greater profits earned by the Prudential Companies with respect to the Affiliated Funds, we have an incentive to offer Affiliated Funds over Unaffiliated Funds.  As indicated next to each Portfolio's description in the table that follows, each Portfolio has one or more subadvisers that conduct day to day management.  We have an incentive to offer Funds with certain subadvisers, either because the subadviser is a Prudential Company or because the subadviser provides payments or support, including distribution and marketing support, to the Prudential Companies.  We consider those subadviser factors in determining which Funds to offer under the Contract.  Also, in some cases, we offer Funds based on the recommendations made by selling broker-dealer firms.  These firms may receive payments from the Portfolios they recommend and may benefit accordingly from allocations of Account Value to the sub-accounts that invest in these Portfolios.  See Service Fees Payable to Pruco Life following the table below for more information about fees and payments we may receive from underlying Funds and/or their affiliates.

In addition, we may consider the potential risk to us of offering a fund in light of the benefits provided by the Contract.

Each Fund is detailed in a separate prospectus that is provided with this prospectus.   You should read the Fund prospectuses before you decide to allocate assets to the Variable Investment Options.  The Variable Investment Options that you select are your choice – we do not provide investment advice, nor do we recommend any particular Variable Investment Option.  There is no assurance that the investment objectives of the Variable Investment Options will be met.  Please refer to the list below to see which Variable Investment Options you may choose.

The terms “Fund”, “Portfolio”, and “Variable Investment Option” are largely used interchangeably.  Some of the Variable Investment Options use the term “Fund”, and others use the term “Portfolio” in their respective prospectuses.

Investment Managers for the Prudential Series Fund and Advanced Series Trust

Prudential Investments LLC serves as the investment manager for the Prudential Series Fund (PSF) and certain Funds of the Advanced Series Trust (AST ).  Prudential Investments LLC and AST Investment Services, Inc. serve as co-investment managers of the other Funds of AST.

The investment management agreements for PSF and AST provide that the investment manager or co-investment managers (the “Investment Managers”) will furnish each applicable Fund with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Fund. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The chart below reflects the Funds in which the Account invests, their investment objectives, and each Fund’s investment subadvisers.  For Funds with multiple subadvisers, each subadviser manages a portion of the assets for that Fund.  Your Contract may include Funds that are not currently accepting additional investments.  See the section titled The Pruco Life Variable Universal Account.

Variable Investment Option	Investment Objective Summary	Subadviser
Affiliated Funds
ADVANCED SERIES TRUST
AST Balanced Asset Allocation Portfolio	Seeks to obtain the highest potential total return consistent with its specified level of risk tolerance.	Prudential Investments LLC; Quantitative Management Associates, LLC
AST BlackRock Global Strategies Portfolio	Seeks a high total return consistent with a moderate level of risk.	BlackRock Financial Management, Inc.; BlackRock International Limited
AST BlackRock/Loomis Sayles Bond Portfolio (formerly AST PIMCO Total Return Bond Portfolio)	Seeks to maximize total return, consistent with preservation of capital and prudent investment management.	BlackRock Financial Management, Inc.; BlackRock International Limited; BlackRock (Singapore) Limited; Loomis, Sayles & Company, L.P.
AST Cohen & Steers Realty Portfolio	Seeks to maximize total return through investment in real estate securities.	Cohen & Steers Capital Management, Inc.
AST Goldman Sachs Mid-Cap Growth Portfolio	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
AST Herndon Large-Cap Value Portfolio	Seeks maximum growth of capital by investing primarily in the value stocks of larger companies.	Herndon Capital Management, LLC
AST International Value Portfolio (from the PSF SP International Value Portfolio merger)	Seeks capital growth.	Lazard Asset Management LLC; LSV Asset Management
AST J.P. Morgan International Equity Portfolio	Seeks capital growth.	J.P. Morgan Investment Management, Inc.
AST J.P. Morgan Strategic Opportunities Portfolio	Seeks to maximize return compared to the benchmark through security selection and tactical asset allocation.	J.P. Morgan Investment Management, Inc.
AST Large-Cap Value Portfolio	Seeks current income and long-term growth of income, as well as capital appreciation.	Hotchkis and Wiley Capital Management, LLC
AST Loomis Sayles Large-Cap Growth Portfolio	Seeks capital growth.	Loomis, Sayles & Company, L.P.
AST MFS Global Equity Portfolio	Seeks capital growth.	Massachusetts Financial Services Company
AST MFS Growth Portfolio	Seeks long-term growth of capital and future, rather than current, income.	Massachusetts Financial Services Company
AST PIMCO Limited Maturity Bond Portfolio	Seeks to maximize total return consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)

AST Preservation Asset Allocation Portfolio	Seeks to obtain a total return consistent with its specified level of risk tolerance.	Prudential Investments LLC; Quantitative Management Associates, LLC
AST Small-Cap Growth Portfolio	Seeks long-term capital growth.	Eagle Asset Management, Inc.; Emerald Mutual Fund Advisers Trust
AST Small-Cap Growth Opportunities Portfolio (previously AST Federated Aggressive Growth Portfolio)	Seeks capital growth.	Wellington Management Company, LLP; RS Investment Management Co., LLC
AST Small-Cap Value Portfolio	Seeks to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.	ClearBridge Investments, LLC; J.P. Morgan Investment Management, Inc.; LMC Investments, LLC
AST T. Rowe Price Large-Cap Growth Portfolio
Seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth.
T. Rowe Price Associates, Inc.
AST T. Rowe Price Natural Resources Portfolio
Seeks long-term capital growth primarily through investing in the common stocks of companies that own or develop natural resources (such as energy products, precious metals and forest products) and other basic commodities.
T. Rowe Price Associates, Inc.
AST Templeton Global Bond Portfolio	Seeks to provide current income with capital appreciation and growth of income.	Franklin Advisers, Inc.
AST Wellington Management Hedged Equity Portfolio
Seeks to outperform a mix of 50% Russell 3000® Index, 20% MSCI EAFE Index, and 30% Treasury Bill Index over a full market cycle by preserving capital in adverse markets utilizing an options strategy while maintaining equity exposure to benefit from up markets through investments in Wellington Management’s equity investment strategies.
Wellington Management Company, LLP
PRUDENTIAL SERIES FUND
PSF Diversified Bond Portfolio – Class I	Seeks a high level of income over a longer term while providing reasonable safety of capital.	Prudential Investment Management, Inc.
PSF Equity Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Global Portfolio – Class I	Seeks long-term growth of capital.	Brown Advisory, LLC; LSV Asset Management; Quantitative Management Associates, LLC; T. Rowe Price Associates, Inc.; William Blair & Company, LLC
PSF High Yield Bond Portfolio – Class I	Seeks high total return.	Prudential Investment Management, Inc.
PSF Jennison Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC

PSF Jennison 20/20 Focus Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Money Market Portfolio – Class I	Seeks maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	Prudential Investment Management, Inc.
PSF Natural Resources Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC
PSF Small Capitalization Stock Portfolio – Class I	Seeks long-term growth of capital.	Quantitative Management Associates, LLC
PSF SP International Growth Portfolio – Class I	Seeks long-term growth of capital.	Jennison Associates LLC; Neuberger Berman Management, LLC; William Blair & Company, LLC
PSF SP Prudential U.S. Emerging Growth Portfolio – Class I	Seeks long-term capital appreciation.	Jennison Associates LLC
PSF SP Small-Cap Value Portfolio – Class I	Seeks long-term growth of capital.	ClearBridge Investments, LLC; Goldman Sachs Asset Management, L.P.
PSF Stock Index Portfolio – Class I	Seeks investment results that generally correspond to the performance of publicly-traded common stocks.	Quantitative Management Associates, LLC
PSF Value Portfolio – Class I	Seeks capital appreciation.	Jennison Associates LLC

Variable Investment Option	Investment Objective Summary	Investment Adviser/Subadviser
Unaffiliated Funds
AMERICAN CENTURY VARIABLE PORTFOLIO, INC.
American Century VP Mid Cap Value Fund - Class I	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
AMERICAN FUNDS INSURANCE SERIES®
American Funds Insurance Series® Growth FundSM - Class 2	Seeks to provide growth of capital.	Capital Research and Management Company( SM)
American Funds Insurance Series® Growth-Income FundSM - Class 2	Seeks to achieve long-term growth of capital and income.	Capital Research and Management Company( SM)
American Funds Insurance Series® International FundSM - Class 2	Seeks to provide long-term growth of capital.	Capital Research and Management Company (SM)
DREYFUS
The Dreyfus Socially Responsible Growth Fund, Inc. - Service Shares	Seeks capital growth, with current income as a secondary goal.	The Dreyfus Corporation

DREYFUS INVESTMENT PORTFOLIOS
Dreyfus MidCap Stock Portfolio - Service Shares
Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index (S&P 400).
The Dreyfus Corporation
FIDELITY® VARIABLE INSURANCE PRODUCTS
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Seeks long-term capital appreciation.	Fidelity Management & Research Company/FMR Co., and other Fidelity affiliates
Fidelity® VIP Mid Cap Portfolio - Service Class 2	Seeks long-term growth of capital.	Fidelity Management & Research Company/FMR Co., and other Fidelity affiliates
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation.	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal.	Franklin Mutual Advisers, LLC
Templeton Growth VIP Fund - Class 2	Seeks long-term capital growth.	Templeton Global Advisors Limited
HARTFORD HLS SERIES FUND II, INC.
Hartford Growth Opportunities HLS Fund - Class IB	Seeks capital appreciation.	Hartford Funds Management Company, LLC/Wellington Management Company, LLP
HARTFORD SERIES FUND, INC.
Hartford Capital Appreciation HLS Fund - Class IB	Seeks growth of capital.	Hartford Funds Management Company, LLC/Wellington Management Company, LLP
Hartford Disciplined Equity HLS Fund - Class IB	Seeks growth of capital.	Hartford Funds Management Company, LLC/Wellington Management Company, LLP
Hartford Dividend and Growth HLS Fund - Class IB	Seeks a high level of current income consistent with growth of capital.	Hartford Funds Management Company, LLC/Wellington Management Company, LLP
JANUS ASPEN SERIES
Janus Aspen Overseas Portfolio - Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
JPMORGAN INSURANCE TRUST
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio - Class 1	Seeks long-term capital.	J.P. Morgan Investment Management, Inc.
MFS® VARIABLE INSURANCE TRUST
MFS® Total Return Bond Series - Initial Class (formerly MFS® Research Bond Series)	Seeks total return with an emphasis on current income, but also considering capital appreciation.	Massachusetts Financial Services Company
MFS® Utilities Series - Initial Class	Seeks total return.	Massachusetts Financial Services Company

MFS® Value Series - Initial Class	Seeks capital appreciation.	Massachusetts Financial Services Company
NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Neuberger Berman AMT Socially Responsive Portfolio - Class S	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Management, LLC/Neuberger Berman LLC
TOPS - THE OPTIMIZED PORTFOLIO SYSTEM®
TOPS® Aggressive Growth ETF Portfolio - Class 2	Seeks capital appreciation.	ValMark Advisers, Inc.
TOPS® Balanced ETF Portfolio - Class 2	Seeks income and capital appreciation.	ValMark Advisers, Inc.
TOPS® Conservative ETF Portfolio - Class 2	Seeks to preserve capital and provide moderate income and moderate capital appreciation.	ValMark Advisers, Inc.
TOPS® Growth ETF Portfolio - Class 2	Seeks capital appreciation.	ValMark Advisers, Inc.
TOPS® Managed Risk Balanced ETF Portfolio - Class 2	Seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Managed Risk Growth ETF Portfolio - Class 2	Seeks capital appreciation with less volatility than the equity markets as a whole.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Managed Risk Moderate Growth ETF Portfolio - Class 2	Seeks capital appreciation with less volatility than the equity markets as a whole.	ValMark Advisers, Inc./Milliman Inc.
TOPS® Moderate Growth ETF Portfolio - Class 2	Seeks capital appreciation.	ValMark Advisers, Inc.

The investment managers and subadvisers for the Funds charge a daily investment management fee as compensation for their services.  Allocations made to all AST and PSF Funds benefit us financially because fees are paid to us or our affiliates by the AST and PSF Funds.  More detailed information, including a full description of these fees, is available in the attached Fund prospectuses.

The AST Balanced Asset Allocation Portfolio and the AST Preservation Asset Allocation Portfolio each invests primarily in shares of other underlying Fund Portfolios, which are managed by the subadvisers of those Portfolios.

In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Funds.  Neither the companies that invest in the Funds nor the Funds currently foresee any such disadvantage.  The Board of Directors for each Fund intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken.  Material conflicts could result from such things as:

(1)	changes in state insurance law;
(2)	changes in federal income tax law;
(3)	changes in the investment management of any Variable Investment Option; or
(4)	differences between voting instructions given by variable life insurance and variable annuity Contract Owners.

A Fund or Portfolio may have a similar name, investment objective, or investment policy resembling those of a mutual fund managed by the same investment adviser or subadviser that is sold directly to the public.  Despite such similarities, there can be no assurance that the investment performance of any such Fund or Portfolio will resemble that of the publicly available mutual fund.

Service Fees Payable to Pruco Life

We and our affiliates receive substantial payments from the underlying Funds and/or related entities, such as the Funds’ advisers and subadvisers. Because these fees and payments are made to us and our affiliates, allocations you make to the underlying Funds benefit us financially. In selecting Funds available under the Contract, we consider the payments that will be made to us.

We receive Rule 12b-1 fees which compensate us and our affiliate, Pruco Securities, LLC, for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Contract Owners). These fees are paid by the underlying Funds out of each Fund’s assets and are therefore borne by Contract Owners. We also receive administrative services payments, some of which are paid by the underlying Funds and some of which are paid by the advisers of the underlying Funds or their affiliates and are referred to as “revenue sharing” payments.  As of May 1, 2015, the maximum combined 12b-1 fees and administrative services payments we receive with respect to a Fund are equal to an annual rate of 0.50% of the average assets allocated to the Fund under the Contract. We expect to make a profit on these fees and payments and consider them when selecting the Funds available under the Contract.

In addition, an adviser or subadviser of a Fund or a distributor of the Contract may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Contract. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker-dealer firms’ registered representatives, and creating marketing material discussing the Contract, available options, and underlying Funds. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation.

In addition to the payments that we receive from underlying Funds and/or their affiliates, those same Funds and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

Voting Rights

We are the legal owner of the shares of the Funds associated with the Variable Investment Options.  However, we vote the shares according to voting instructions we receive from Contract Owners.  We will mail you a proxy, which is a form you need to complete and return to us, to tell us how you wish us to vote.  When we receive those instructions, we will vote all of the shares we own on your behalf in accordance with those instructions.  We vote shares for which we do not receive instructions, and any other shares that we own in our own right, in the same proportion as the shares for which instructions are received.  We may change the way your voting instructions are calculated if it is required by federal or state regulation.  We may also elect to vote shares that we own in our own right if the applicable federal securities laws or regulations, or their current interpretation, change so as to permit us to do so.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for the Fund.  In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations.  If we disregard Contract Owner voting instructions, we will advise Contract Owners of our action and the reasons for such action in the next available annual or semi-annual report.

Substitution of Variable Investment Options

We may substitute one or more of the available Variable Investment Options.   We may terminate the availability of any variable investment option at any time.  If we do so, you will no longer be permitted to allocate additional investments to the option, either by premium payment or transfer.  We will not do this without any necessary Securities and Exchange Commission and/or any necessary state insurance department approvals.  You will be given specific notice in advance of any substitution we intend to make.

The Fixed Rate Option

You may choose to invest, initially or by transfer, all or part of your Contract Fund to the Fixed Rate Option.  This amount becomes part of our general account.  The general account consists of all assets owned by us other than those in the Account and in other Separate Accounts that have been or may be established by us.  Subject to applicable law, we have sole discretion over the investment of the general account assets, and Contract Owners do not share in the investment experience of those assets.  Instead, we guarantee that the part of the Contract Fund allocated to the Fixed Rate Option will accrue interest daily at an effective annual rate that we declare periodically, but not less than a minimum effective annual rate.  The minimum effective annual rate is 1%.  The fulfillment of our guarantee under this benefit is dependent on our claims paying ability. We are not obligated to credit interest at a rate higher than an effective annual rate of 1%, although we may do so.

Transfers out of the Fixed Rate Option are subject to limits.  See Transfers/Restrictions on Transfers.  The payment of any Cash Surrender Value attributable to the Fixed Rate Option may be delayed up to six months.  See When Proceeds Are Paid.

If you exercise the Overloan Protection Rider, any remaining unloaned Contract Fund value will be transferred to the Fixed Rate Option, and transfers out of the Fixed Rate Option and into the Variable Investment Options will no longer be permitted.  See Loans.

When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option.  While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option.  See BenefitAccess Rider.

Because of exemptive and exclusionary provisions, interests in the Fixed Rate Option under the Contract have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940.  Accordingly, interests in the Fixed Rate Option are not subject to the provisions of these Acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Rate Option.  Any inaccurate or misleading disclosure regarding the Fixed Rate Option is subject to certain generally applicable provisions of federal securities laws.

CHARGES AND EXPENSES

This section provides a more detailed description of each charge that is described briefly in the SUMMARY OF CHARGES AND EXPENSES beginning on page 1 of this prospectus.  There are charges and other expenses associated with the Contract that reduce the return on your investment.  These charges and expenses are described below.

The total amount invested in the Contract Fund, at any time, consists of the sum of the amount credited to the Variable Investment Options, the amount allocated to the Fixed Rate Option, plus any interest credited on amounts allocated to the Fixed Rate Option, and the principal amount of any Contract loan plus the amount of interest credited to the Contract upon that loan.  See Loans.  Most charges, although not all, are made by reducing the Contract Fund.

In several instances we use the terms "maximum charge" and "current charge."  The "maximum charge", in each instance, is the highest charge that we may make under the Contract.  The "current charge", in each instance, is the amount that we now charge, which may be lower than maximum charges.  If circumstances change, we reserve the right to increase each current charge, up to the maximum charge, without giving any advance notice.

Current charges deducted from premium payments and the Contract Fund may change from time to time, subject to maximum charges.  In deciding whether to change any of these current charges, we will periodically consider factors such as mortality, persistency, expenses, taxes and interest and/or investment experience to see if a change in our assumptions is needed.  Premium based administrative charges will be set at one rate for all Contracts like this one.  Changes in other charges will be by class.  We will not recoup prior losses or distribute prior gains by means of these changes.

The charges under the Contract are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Contract. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the Contract. If, as we expect, the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise, we will incur a loss. The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Contract. We may reduce stated fees under particular contracts as to which, due to economies of scale and other factors, our administrative costs are reduced.

Sales Load Charges

We may charge up to 6% of premiums received in all Contract Years.  This charge, often called a “sales load”, is deducted to compensate us for the costs of selling the Contracts, including commissions, advertising and the printing and distribution of prospectuses and sales literature.  Currently, we charge less than 6% and we only deduct the charge for premiums received in the first 10 years.  This charge is made up of two rates.  We apply one percentage on the amount of premium received up to the Sales Load Target Premium and a second percentage on the excess of premium received over the Sales Load Target Premium.

Current Sales Load Charges: (percentage of premiums received)
	Years 1-8	Years 9-10
Up to Sales Load Target Premium:	1.5%	1.25%
In Excess of Sales Load Target Premium:	1.5%	1.25%

The Sales Load Target Premium may vary from the No-Lapse Guarantee Premium, depending on the issue age and rating class of the insured, any extra risk charges, or additional riders.  See PREMIUMS.

Attempting to structure the timing and amount of premium payments to reduce the potential sales load may increase the risk that your Contract will lapse without value.  Delaying the payment of premium amounts to later years will adversely affect the No-Lapse Guarantee if the accumulated premium payments do not reach the No-Lapse Guarantee Values shown on your Contract Data pages.  See No-Lapse Guarantee.  In addition, there are circumstances where payment of premiums that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous.  See Tax Treatment of Contract Benefits.

Premium Based Administrative Charge

We may charge up to 7.5% of premiums received for a premium based administrative charge, which includes any federal, state or local income, premium, excise, business tax or any other type of charge (or component thereof) measured by or based upon the amount of premium we receive.  This charge is made up of two parts, which currently equal a total of 3.25% of the premiums received.

The first part is a charge for state and local premium taxes.  The current amount for this first part is 2.5% of the premium and is our estimate of the average burden of state taxes generally.  Tax rates vary from jurisdiction to jurisdiction and generally range from 0% to 5% (but may exceed 5% in some instances).  The rate applies uniformly to all Contract Owners without regard to location of residence.  We may collect more for this charge than we actually pay for state and local premium taxes.

The second part is a charge for federal income taxes measured by premiums. The current amount for this second part is 0.75% of the premium.  We believe that this charge is a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code.  It is intended to recover this increased tax.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states.  Currently, these taxes are not significant and they are not charged against the Account.  If there is a material change in the applicable state or local tax laws, we may impose a corresponding charge against the Account.

Cost of Insurance

We deduct a monthly cost of insurance ("COI") charge. The purpose of this charge is to compensate us for the cost of providing insurance coverage.  The COI charge is determined by multiplying the per $1,000 COI rate by the net amount risk. The net amount at risk is the amount by which the Contract’s Death Benefit exceeds the Contract Fund.  When an insured dies, the amount payable to the beneficiary (assuming there is no Contract Debt) is larger than the Contract Fund, which can be significantly larger if the insured dies in the early years of a Contract.  The COI charges collected from all Contract Owners enables us to pay this larger Death Benefit. The COI charge is generally deducted proportionately (or as you directed, see Allocated Charges) from the dollar amounts held in each of the chosen investment options.

The net amount at risk is based on your Death Benefit, and your Contract Fund, therefore it is impacted by such factors as investment performance, premium payments and charges and fees. The current COI rates vary by issue age, sex, underwriting classification, as well as Basic Insurance Amount and Contract duration.  The rates generally increase over time but are never more than the maximum charges listed in the Contract data pages of your Contract.  The maximum COI rates are based upon the 2001 Commissioner's Standard Ordinary ("CSO") Mortality Tables.  Our current COI charges range from $0.02 to $83.34 per $1,000 of net amount at risk.

Monthly Deductions from the Contract Fund

In addition to the COIs, we deduct an administrative charge for the Basic Insurance Amount.  This charge is made up of two parts and is intended to compensate us for things like processing claims, keeping records, and communicating with Contract Owners.

(1)	Currently, the first part of the charge is a flat monthly fee of $30 per month in the first year and $9 per month thereafter.

(2)
The second part of the charge is an amount per $1,000 of the Basic Insurance Amount.  The amount varies by issue age, sex, and underwriting classification.  Generally, the per $1,000 rate is higher for older issue ages and for higher risk classifications.  Currently, we apply this part of the charge during the first six Contract Years.

The following chart provides an example of per $1,000 rates.

Administrative Charge: Per $1,000 rates

Sample Administrative Charges: (per $1,000 rates)
Issue Age	Male Nonsmoker	Male Smoker	Female Nonsmoker	Female Smoker
35	$0.12	$0.17	$0.10	$0.13
55	$0.32	$0.39	$0.24	$0.29
75	$0.89	$01.01	$0.65	$0.87

The highest charge per thousand is $1.53 and applies to males, age 85, in the worst rating classes.  The lowest charge per thousand is $0.07 and applies to age 0.  The amount of the maximum charge that applies to your particular Contract is shown on the Contract data pages under the heading “Adjustments to the Contract Fund.”

We generally deduct the monthly charges proportionately from the dollar amount held in each of the chosen investment option[s] or you may select up to two Variable Investment Options from which we deduct your Contract's monthly charges.  See Allocated Charges.

You may add one or more riders to the Contract.  Some riders are charged for separately.  If you add such a rider to the basic Contract, additional charges will be deducted.  See Charges for Optional Rider Coverage.

The earnings of the Account are taxed as part of our operations.  Currently, no charge is being made to the Account for our federal income taxes, other than the 0.75% charge for federal income taxes measured by premiums. See Premium Based Administrative Charge.  We periodically review the question of a charge to the Account for our federal income taxes.  We may charge such a fee in the future for any federal income taxes that would be attributable to the Contracts.

Daily Deduction from the Variable Investment Options

Each day we deduct a charge from the assets of the Variable Investment Options in an amount equivalent to an effective annual rate of up to 0.45%.  Currently, we charge 0.10%.  This charge is intended to compensate us for assuming mortality and expense risks under the Contract.  The mortality risk we assume is that insureds may live for shorter periods of time than we estimated when mortality charges were determined.  The expense risk we assume is that expenses incurred in issuing and administering the Contract will be greater than we estimated in fixing our administrative charges.  This charge is not assessed against amounts allocated to the Fixed Rate Option.

Surrender Charges

We assess a surrender charge if, during the first 10 Contract Years, the Contract lapses, is surrendered, or the Basic Insurance Amount is decreased (including as a result of a withdrawal or a Death Benefit type change).  These surrender charges compensate us for costs associated with the Contracts, such as: processing applications, conducting examinations, determining insurability and the insured’s rating class, and establishing records.  The surrender charge is a percentage of the first year’s Sales Load Target Premium, excluding premiums for riders and extras, and is determined at the time the Contract is issued.  The percentage and duration of a surrender charge vary by issue age.  The surrender charge is reduced to zero by the end of the 10th Contract Year.  While the amount of the surrender charge decreases over time, it may be a substantial portion of, or even equal to, your Contract Fund.

The chart below shows maximum percentages for all ages at the beginning of the first Contract Year and the end of the last Contract Year that a surrender charge may be payable.  We do not deduct a surrender charge from the Death Benefit if the insured dies during this period.  A schedule showing maximum surrender charges for a full surrender occurring each year that a surrender charge may be payable is found in the Contract d ata pages of your Contract.

Percentages for Determining Surrender Charges
Issue Age	Percentage of Sales Load Target Premium, excluding premiums for riders and extras, at start of year 1	Reduces to zero at the end of year
0-49	100%	10
50-60	90%	10
61-65	65%	10
66 and above	55%	10

The chart below provides an example of the surrender charge applied to a representative Contract Owner.  You may obtain more information about the particular surrender charge percentage that applies to you by contacting your Pruco Life representative.

Sample Surrender Charges Representative insured: male, age 35 at Contract issuance
Surrender occurring during Contract Year:	Percentage of first year Sales Load Target Premium, excluding premiums for riders and extras:
1	100%
2	100%
3	100%
4	100%
5	100%
6	83.30%
7	66.70%
8	50.00%
9	33.30%
10	16.70%
11+	0

We will show a surrender charge threshold in the Contract data pages.  This threshold amount is the lowest coverage amount since its effective date.  If, during the first 10 Contract Years, the Basic Insurance Amount is decreased (including as a result of a withdrawal or a change in type of Death Benefit), and the new Basic Insurance Amount is below the threshold, we will deduct a percentage of the surrender charge.  The percentage will be the amount by which the new Basic Insurance Amount is less than the threshold, divided by the Basic Insurance Amount at issue.  After this transaction, the threshold will be updated and a corresponding new surrender charge schedule will also be determined to reflect that portion of surrender charges deducted in the past.

If we are processing a full surrender of your Contract, and your Contract includes the Enhanced Cash Value Rider, and your Contract is not in default, we will determine the Additional Amount that is due to you and add that Additional Amount to your Cash Surrender Value.  This Additional Amount is not payable when your Contract is surrendered in connection with a 1035 Exchange.  The Additional Amount is available in states where it is approved.

Transaction Charges

(a)	We may charge a transaction fee of up to $25 for each transfer exceeding 12 in any Contract Year. Currently, we do not charge a fee for transfers.

(b)	We may charge a transaction fee equal to the lesser of $25 and 2% of the withdrawal amount in connection with each withdrawal. Currently, we do not charge a fee for withdrawals.

(c)	We may charge a transaction fee of up to $25 for any change in Basic Insurance Amount. Currently, we do not charge for a change in the Basic Insurance Amount.

(d)	We charge a transaction fee of 3.5% of your Contract Fund amount for exercising the Overloan Protection Rider.

(e)	We charge a transaction fee of up to $150 for Living Needs Benefit payments.

(f)	We charge a transaction fee of up to $150 for exercising the Terminal Illness Option of the BenefitAccess Rider.

Allocated Charges

You may select up to two Variable Investment Options from which we deduct your Contract's monthly charges.  Monthly charges include:  (1) monthly administrative charges, (2) COI charges, (3) any rider charges, and (4) any charge for substandard risk classification.  Allocations must be designated in whole percentages and total 100%.  For example, 33% can be selected but 331/3% cannot.  The Fixed Rate Option is not available as one of your allocation options.  See Monthly Deductions from the Contract Fund.

If there are insufficient funds in one or both of your selected Variable Investment Options to cover the monthly charges, the selected Variable Investment Option(s) will be reduced to zero.  Any remaining charge will generally be deducted from your other Variable Investment Options and the Fixed Rate Option in proportion to the dollar amount in each.  Furthermore, if you do not specify an allocation of monthly charges, we will generally deduct monthly charges proportionately from all your Variable Investment Options and the Fixed Rate Option.

Charges After Age 121

Beginning on the first Contract Anniversary on or after the insured’s 121st  birthday, we will no longer accept premiums or deduct monthly charges from the Contract Fund.  You may continue the Contract until the insured's death, or until you surrender the Contract for its Cash Surrender Value.  You may continue to make transfers, loans and withdrawals, subject to the limitations on these transactions described elsewhere in this prospectus.  We will continue to make daily deductions for mortality and expense risk charges, and the Funds will continue to charge operating expenses if you have amounts in the Variable Investment Options.  Any Contract loan will remain outstanding and continue to accrue interest until it is repaid.

Fund Charges

The Funds deduct charges from and pay expenses out of the Variable Investment Options as described in the Fund prospectuses.

Charges for Optional Rider Coverage

•
Accidental Death Benefit Rider - We deduct a monthly charge for this rider, which provides an additional Death Benefit if the insured’s death is accidental.  The current charge ranges from $0.05 to $0.28 per $1,000 of coverage based on issue age and sex of the insured, and is charged until the first Contract Anniversary on or after the insured’s 100th birthday.

•
BenefitAccess Rider – We deduct a monthly charge for this rider, which provides an acceleration of the Death Benefit in the event the insured is Chronically Ill or Terminally Ill.  The current charge ranges from $0.003 to $7.68 per $1,000 of rider net amount at risk and is based on the Basic Insurance Amount and Contract duration, as well as the insured’s issue age, sex, and underwriting classification.  Benefit Payments made under the Terminal Illness Option of this rider will incur a transaction charge of up to $150.

•
Children Level Term Rider - We deduct a monthly charge for this rider, which provides term life insurance on all dependent children that are covered under this rider.  The current charge is $0.42 per $1,000 of coverage and is charged until the earliest of: the primary insured’s death, the first Contract Anniversary on or after the primary insured’s 75th birthday, or you notify us to discontinue the rider coverage.

•
Enhanced Cash Value Rider - We deduct a one-time charge from the first monthly deduction on the Contract for this rider, which provides an Additional Amount upon full surrender of the Contract for its surrender value. The current charge is $0.42 per $1,000 of Basic Insurance Amount.

•
Enhanced Disability Benefit Rider - We deduct a monthly charge for this rider, which provides invested premium amounts while the insured is totally disabled.  The current charge is based on issue age, sex, and underwriting classification of the insured.  It ranges from 7.08% to 12.17% of the greater of: 9% of the Contract's Limited No-Lapse Guarantee Premium plus extras and the total of all monthly deductions, and is charged until the first Contract Anniversary on or after the insured’s 60th birthday.

•	Living Needs Benefit RiderSM - We deduct a transaction fee of up to $150 for this rider if benefits are paid.

•	Overloan Protection Rider - We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

PERSONS HAVING RIGHTS UNDER THE CONTRACT

Contract Owner

There are circumstances when the Contract Owner is not the insured.  There may also be more than one Contract Owner.  If the Contract Owner is not the insured or there is more than one Contract Owner, they will be named in an endorsement to the Contract.  This ownership arrangement will remain in effect unless you ask us to change it.

You may change the ownership of the Contract by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in a form that meets our needs, and the Contract if we ask for it, we will file and record the change, and it will take effect as of the date the request is received in Good Order at our Service Office.

While the insured is living, the Contract Owner is entitled to any Contract benefit and value.  Only the Contract Owner is entitled to exercise any right and privilege granted by the Contract or granted by us.  For example, the Contract Owner is entitled to surrender the Contract, access Contract values through loans or withdrawals, assign the Contract, and to name or change the beneficiary.

Beneficiary

The beneficiary is entitled to receive any benefit payable on the death of the insured.  You may designate or change a beneficiary by sending us a request in a form that meets our needs.  We may ask you to send us the Contract to be endorsed.  If we receive your request in Good Order and in a form that meets our needs, and the Contract if we ask for it, we will file and record the change and it will take effect as of the date you sign the request.  However, if we make any payment(s) before we receive the request, we will not have to make the payment(s) again.  When we are made aware of an assignment, we will recognize the assignee’s rights before any claim payments are made to the beneficiary.  When a beneficiary is designated, any relationship shown is to the insured, unless otherwise stated.

OTHER GENERAL CONTRACT PROVISIONS

Assignment

This Contract may not be assigned if the assignment would violate any federal, state or local law or regulation prohibiting sex distinct rates for insurance.  Generally, the Contract may not be assigned to an employee benefit plan or program without our consent.  We assume no responsibility for the validity or sufficiency of any assignment.  We will not be obligated to comply with any assignment unless we receive a copy at a Service Office.

Incontestability

We will not contest the Contract after it has been in-force during the insured’s lifetime for two years from the issue date, the reinstatement date, or the effective date of any change made to the Contract that requires our approval and would increase our liability.

Misstatement of Age or Sex

If the insured's stated age or sex or both are incorrect in the Contract, we will adjust the Death Benefit payable and any amount to be paid, as required by law, to reflect the correct age and sex.  Any such benefit will be based on what the most recent deductions from the Contract Fund would have provided at the insured's correct age and sex.

Settlement Options

The Contract grants to most Contract Owners, or to the beneficiary, a variety of optional ways of receiving Contract proceeds.  Under the Contract, the Death Benefit may be paid in a single sum or under one of the optional modes of settlement.  Any Pruco Life representative authorized to sell this Contract can explain these options upon request.

Suicide Exclusion

Generally, if the insured dies by suicide within two years from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.

RIDERS

Contract Owners may be able to obtain extra fixed benefits, which may require additional charges.  These optional insurance benefits will be described in what is known as a "rider" to the Contract.  The available riders include the following (as described more fully below):

•	BenefitAccess Rider, which provides for an acceleration of the Death Benefit if the insured becomes Chronically Ill or Terminally Ill.
•	Overloan Protection Rider, which guarantees protection against lapse due to loans, even if the Contract Debt exceeds the accumulated Cash Surrender Value of your Contract.
•	Accidential Death Benefit Rider, which provides an additional Death Benefit that is payable if the insured's death is accidental.
•	Children Level Term Rider, which provides term life insurance coverage on the life of the insured's children.
•	Enhanced Cash Value Rider, which provides an Additional Amount upon full surrender of the Contract for its surrender value.
•	Enhanced Disability Benefit Rider, which pays certain amounts into the Contract if the insured is totally disabled.
•
Living Needs BenefitSM Rider, which allows you to elect to receive an accelerated payment of all or part of the Death Benefit, adjusted to reflect current value, if the insured becomes Terminally Ill or is confined to a nursing home.

Charges applicable to the riders will be deducted from the Contract Fund on each Monthly Date, with the exception of the Overloan Protection Rider, the Living Needs Benefit Rider, and the Terminal Illness Option of the BenefitAccess Rider.

Some riders may depend on the performance of the Account.  Rider benefits will no longer be available if the Contract lapses, or if you choose to keep the Contract in-force under the Overloan Protection Rider.  Some riders are not available in conjunction with other riders and certain restrictions may apply as set forth below.  Some riders or features described in this prospectus may be subject to state variations or may not be available in all states.  See Appendix A, which is part of your prospectus, for state availability and a description of all material variations to riders and features that differ from the description contained in the prospectus.  Further variations may arise in connection with additional state reviews.  A Pruco Life representative can explain all of these extra benefits further.  We will provide samples of the provisions upon receiving a written request.

BenefitAccess Rider

The BenefitAccess Rider provides for the acceleration of the Death Benefit in the event the insured is Chronically Ill, subject to certain eligibility requirements, and approval of the claim (“Chronic Illness Option”).  This rider will also provide acceleration of the Death Benefit if the insured becomes Terminally Ill, subject to certain eligibility requirements and approval of the claim (“Terminal Illness Option”).  This rider is only available at Contract issuance and there is a charge for this rider.  You may terminate this rider at anytime.  This rider is not available on Contracts that include the Enhanced Disability Benefit Rider or the Living Needs Benefit Rider.

Exercise of an accelerated Death Benefit option under this rider will cause a reduction in, or elimination of, the Contract’s Death Benefit, cash value, and loan value as described below under Impact of Rider Benefits on Contract and Riders.  Premiums or charges needed to keep the Contract in force will also be reduced based on the reduced Death Benefit.  There may be adverse tax consequences in the event you accelerate the Death Benefit.  See Tax Treatment of Contract Benefits – BenefitAccess Rider.

This rider should be purchased for the purpose of providing Chronic Illness and Terminal Illness coverage.  For Terminal Illness coverage only, consider the Living Needs Benefit Rider below.

Conditions for Eligibility of Benefit Payments:

Terminal Illness Option

You are eligible to receive an accelerated benefit under this option subject to the following conditions:

(a)	The Contract must be in-force and the insured must be living;
(b)	You must submit a claim in a form that meets our needs;
(c)	We must receive Written Certification by a Licensed Health Care Practitioner that the insured has a life expectancy of six months or less;
(d)	You must provide the consent, in writing, of any assignee and irrevocable beneficiary(ies) on the Contract;
(e)	You must send us the Contract if we ask for it; and
(f)	We reserve the right to set a minimum of no more than $50,000 on the amount of the Death Benefit you may exercise under this option.

Chronic Illness Option

You are eligible to receive an accelerated benefit under this option subject to the following conditions:

(a)	The Contract must be in-force and the insured must be living;
(b)	You must submit a claim in a form that meets our needs;
(c)
We must receive Written Certification by a Licensed Health Care Practitioner, prior to the start of every Benefit Year, that the insured is Chronically Ill and not expected to recover during his or her lifetime;

(d)	We must receive authorization from the insured to obtain copies of any relevant medical records that we require;
(e)	You must not have received a Benefit Payment under the Terminal Illness Option; and
(f)	You must provide the consent, in writing, of any assignee and irrevocable beneficiary(ies) on the Contract.

We reserve the right to complete, at our discretion and expense, a personal interview with and an assessment of the insured, which may include examination or tests by a Licensed Health Care Practitioner of our choice, while a claim is pending or during a Benefit Period, to ensure that the insured is Chronically Ill.  If there is a difference in opinion between the insured’s Licensed Health Care Practitioner and ours, eligibility will be determined by a third medical opinion provided by a Licensed Health Care Practitioner who is mutually agreed upon by the insured and us.

Prior to the end of each Benefit Year, we will send you a request for Recertification, which must be completed and returned to us prior to the start of the next Benefit Year to satisfy us that the insured continues to be eligible for Benefit Payment.  You will be notified if you continue to be eligible for Benefit Payments.  If we do not receive Recertification prior to the end of the Benefit Year, any subsequent benefits will be treated as a new claim.

Benefit Payments:

Terminal Illness Option

You have the option to accelerate all or a partial amount of the Death Benefit.  If you accelerate a partial amount, the remaining Death Benefit must be no less than $25,000, and you may only make one additional acceleration, which must be for the full Death Benefit.  The only payment option is a single lump sum Benefit Payment which will be determined based on the following factors: (1) the amount of the Death Benefit; (2) the insured’s reduced life expectancy; and (3) an interest rate no greater than the greater of (a) the yield on 90-day Federal Treasury bills at the time the benefit is accelerated, and (b) the statutory maximum contract loan interest rate at the time the benefit is accelerated.  Payment will be made subject to the conditions of eligibility described above and after we have approved the claim.

If you accelerate a Death Benefit under this option, you will no longer be eligible for the Chronic Illness Option and any Benefit Payments you may be receiving under that option will end.

If there is an outstanding loan on the Contract, a portion of each Benefit Payment will be used to reduce the loan.  If the policy is in default but not past the grace period at the time of claim, the benefit payment will be reduced by the amount needed to bring the Contract out of default.  See Contract Lapse.

See below for an example of an accelerated Benefit Payment under the Terminal Illness Option.

Chronic Illness Option

The maximum amount of your life insurance that can be accelerated is the Lifetime Benefit Amount, which is equal to the Contract’s Death Benefit.  The maximum Lifetime Benefit Amount will be determined at the time you make the initial claim.  The Lifetime Benefit Amount will be reduced by any transactions you make that reduce the Death Benefit of the Contract.

You have the option to receive your Benefit Payments monthly or annually and payments will begin no later than the Monthly Date on or following the date the claim is approved.

If you choose to receive monthly Benefit Payments, the Maximum Monthly Benefit Payment for that year will be calculated at the beginning of each Benefit Year and recalculated at the beginning of each subsequent Benefit Year.  Subject to a minimum payment of $500, you have the option to receive less than the Maximum Monthly Benefit Payment amount, but the amount may not be changed during the Benefit Year.  An amount that is less than the maximum may extend your payment period.

When we determine the Maximum Monthly Benefit Payment amount each Benefit Year, we use the per diem limitation declared by the Internal Revenue Service and the Lifetime Benefit Amount.  The Maximum Monthly Benefit Payment is equal to the lowest of:

(a)	The Lifetime Benefit Amount multiplied by the Monthly Benefit Percent;
(b)	The per diem limitation in effect at the start date of the current benefit year times 30; and
(c)	The Initial Daily Benefit Limit compounded annually on each anniversary at the Daily Benefit Limit Compound Rate times 30.

If you choose to receive your Benefit Payments on an annual basis, the annual Benefit Payment will equal the sum of the present value of each Maximum Monthly Benefit Payment for the Benefit Year.  The discount rate used to determine the present value will be the one in effect on the Benefit Year start date and will not exceed the greater of (1) the current yield on 90-day federal treasury bills, or (2) the current maximum statutory adjustable contract loan interest rate.

When you receive monthly Benefit Payments the remaining amount that can be accelerated will be reduced each month by the amount of the monthly Benefit Payment chosen.  An annual Benefit Payment will reduce the remaining amount by twelve times the Maximum Monthly Benefit Payment amount for that Benefit Year.

If there is an outstanding loan on the Contract, a portion of each Benefit Payment will be used to reduce the loan.

If the policy is in default but not past the grace period at the time of claim, the first Benefit Payment will be reduced by the amount needed to bring the Contract out of default (see Contract Lapse).  If the amount needed to bring the Contract out of default is more than the amount of the first Benefit Payment net of the amount allocated to reduce any Contract loan, the first Benefit Payment will be increased to an amount that will bring the Contract out of default.

See below for an example of accelerated Benefit Payments under the Chronic Illness Option.

When Benefit Payments End:

Chronic Illness Option (only)

Benefit Payments will continue to be made until the earliest of the following dates:  (1) the date we receive in writing notification that you wish to discontinue Benefit Payments; (2) the date the insured no longer meets the eligibility requirements, including Recertification; (3) the date the Lifetime Benefit Amount is exhausted; (4) the date a claim is approved under the Terminal Illness Option; or (5) the date the rider terminates.

If you request that we discontinue Benefit Payments, you will have the option to resume payments at a later date, if you meet all eligibility requirements.

Impact of Rider Benefits on Contract and Riders:

Accelerating the Death Benefit will impact the benefits and values under the Contract and rider as shown below.

Terminal Illness Option

A one-time acceleration of a partial amount of the Death Benefit results in the following:

(1)	A proportionate reduction in the Basic Insurance Amount, Contract Fund, surrender charge, and Contract Debt.
(2)	Premiums or charges to keep the Contract in-force will be recalculated based on the insured’s age and the reduced Death Benefit amount.
(3)	If your Contract includes the Rider for Level Term Insurance Benefit on Dependent Children, the rider will stay in effect.
(4)	Any Accidental Death Benefit Rider on the Contract will not be affected.
(5)	The monthly charge for this rider will be permanently waived.

Acceleration of the full death benefit results in the following:

(1)	The Contract and all benefits under the Contract based on the insured’s life, including any Accidental Death Benefit Rider, will end.
(2)	If your Contract includes the Rider for Level Term Insurance Benefit on Dependent Children, it will become paid-up.

Example: Shown below is an example of how an accelerated benefit under the Terminal Illness Option will impact the Contract. The figures used are for illustrative purposes only and are not guaranteed.
Contract Information
Sex and issue age: Male 35 Underwriting Classification: Preferred Best
Contract Date: 12/20/2013 Basic Insurance Amount: $200,000
Claim Date: 12/20/2023 Death Benefit Option: Type A (fixed)
	Contract values as of 12/20/2023 (before acceleration of Death Benefit):	Contract values as of 12/20/2023 (after acceleration of Death Benefit)*:
		100% of Death Benefit	50% of Death Benefit
Benefit Payment payable:	- - -	$191,260	$95,555
Basic Insurance Amount:	$200,000	$0	$100,000
Loan balance:	$1,040	$0	$520
Death Benefit:	$198,960	$0	$99,480
Contract Fund:	$12,200	$0	$6,100
Surrender Charge:	$860	$0	$430
Cash value:	$11,340	$0	$5,670
Cash Surrender Value:	$10,300	$0	$5,150
Annual premium:	$1,588	$0	$857
*A six-month discount at an annual rate of 8% has been applied for early payment, along with a transaction charge of $150.

Chronic Illness Option

Following each Benefit Payment while there is a Death Benefit remaining, benefits and values under the Contract and rider will be impacted as follows:

(1)	The Contract will remain in-force in accordance with Contract terms.
(2)	A proportionate reduction will be made (using the reduction factor below) in the Basic Insurance Amount, Contract Fund, surrender charges, and any outstanding Contract Debt.
(3)	Any Accidental Death Benefit Rider on the contract will not be affected.
(4)	If your Contract includes the Rider for Level Term Insurance Benefit on Dependent Children, the rider will stay in effect.
(5)	While you are receiving Benefit Payments, you may not take a withdrawal or decrease the Contract’s Basic Insurance Amount.
(6)	You may continue to make premium payments but it is not necessary while you are receiving benefits.
(7)	The monthly charge for this rider will be permanently waived following approval of the initial claim.
(8)
While you are receiving Benefit Payments, all monthly charges deducted from the Contract Fund will be waived.  Monthly charges will be waived until you notify us to discontinue Benefit Payments, the insured fails to recertify, or this rider terminates.  Once you have received 25 monthly Benefit Payments or the annual equivalent, all monthly charges for the Contract will be permanently waived as long as this rider is in effect.

Reduction factor = 1 − (A / B)
Where:   A = is the gross monthly Chronic Illness Option Benefit Payment, and
B = is the Death Benefit immediately prior to the Benefit Payment.

Example:
Shown below is an example of an accelerated benefit under the Chronic Illness Option and how the accelerated benefit will impact the Contract.  The figures used are for illustrative purposes only and are not guaranteed.

Contract Information
Sex and issue age: Male 35 Underwriting Classification: Preferred Best
Contract Date: 07/04/2013 Basic Insurance Amount: $500,000
Claim Date: 10/04/2016 Death Benefit Option: Type A (fixed)

Lifetime Benefit Amount is equal to the Death Benefit at the time of initial claim.

Maximum Monthly Benefit Payment, calculated at the beginning of each Benefit Year using the Internal Revenue Service’s (IRS) per diem limitation and your Lifetime Benefit Amount, is equal to the lowest of:

(a) The Lifetime Benefit Amount multiplied by the Monthly Benefit Percent (2%): $500,000 x 0.02 = $10,000; or
(b) Per diem limitation (a maximum allowable amount declared annually by the IRS for chronic illness payments under section 7702B) in effect at the start date of the current benefit year times 30 (Example: $320 x 30 = $9,600); or

(c) Initial Daily Benefit Limit (which is the per diem limitation in effect on the contract date) compounded annually on each anniversary at the Daily Benefit Limit Compound Rate times 30. This limit on the Contract Date was $320, increased annually on each succeeding Contract Anniversary by the Daily Benefit Limit Compound Rate, resulting in a current daily benefit limit in Contract year 4 of $359.96: $359.96 x 30 = $10,798.80.

The Monthly Benefit Percent, Initial Daily Benefit Limit and the Daily Benefit Limit Compound Rate vary based upon the characteristics of the insured and can be found in the Contract.

The reduction factor equals 1 minus the quotient of the gross Chronic Illness Benefit Payment divided by the Death Benefit prior to payment: 1 - (9,600/500,000) = 1 - 0.0192 = 0.9808

The Chronic Illness Benefit payable is equal to the Maximum Monthly Benefit Payment minus the loan amount. ($9,600 - $20 = $9,580)
	Contract values as of 10/04/2016 (before acceleration of Death Benefit):	Contract values as of 10/04/2016 (after acceleration of Death Benefit):
Benefit Payment payable:	- - -	$9,580
Basic Insurance Amount:	$500,000	$490,400 (500,000x0.9808)
Loan balance:	$1,040	$1,020 (1,040x0.9808)
Death Benefit:	$498,960	$489,380
Contract Fund:	$20,000	$19,616 (20,000x0.9808)
Surrender Charge:	$3,350	$3,286 (3,350x0.9808)
Cash value:	$16,650	$16,330
Cash Surrender Value:	$15,610	$15,310
Annual premium:	$3,816	$3,738

If the Contract to which the rider is attached has a Type A Death Benefit, when this option is exercised, the Basic Insurance Amount will be changed to equal the Type A Death Benefit.  If the Contract to which this rider is attached has a Type B or Type C Death Benefit, when this option is exercised, the Death Benefit will be changed to a Type A Death Benefit and the Basic Insurance Amount will be changed to equal the Type A Death Benefit.  Once you have exercised the Chronic Illness Option, the Contract’s Death Benefit type must remain Type A.

When you submit a claim under the Chronic Illness Option, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option.  You will not receive Benefit Payments if you do not transfer all Contract value from the Variable Investment Options to the Fixed Rate Option and all Contract value must remain in the Fixed Rate Option.  Additional premium payments or loan repayments must also be allocated to the Fixed Rate Option while your claim is reviewed and while you are receiving Benefit Payments.  Fund transfers, dollar cost averaging, and automatic rebalancing will not be allowed.

When the rider is terminated , if Benefit Payments are discontinued, or the Benefit Access Rider claim is not approved , your Contract may still be in-force and Contract value will remain in the Fixed Rate Option.  You may transfer funds from the Fixed Rate Option to your choice of Variable Investment Options.   Your first transfer from the Fixed Rate Option will not be subject to the Fixed Rate Option restrictions described in the section titled Transfers/Restrictions on Transfers .  You may also allocate new premium payments and loan repayments to the Variable Investment Options of your choice. You must notify us if you wish to resume allocations to the Variable Investment Options or change your premium allocation.

After an acceleration of the Lifetime Benefit Amount, any Rider for Level Term Insurance Benefit on Dependent Children will become paid up and any benefits under the Contract based on the insured’s life, including any Accidental Death Benefit Rider will end.

Rider Termination:

This rider terminates on the earliest of: when you request that we remove it, the grace period ends if the Contract is in default, the insured dies, or this rider or Contract ends for any other reason.  When this rider is terminated, or you request that we stop Benefit Payments after a claim has been made, the Contract may still be in-force. The Death Benefit and Contract Fund values will have been reduced as a result of any payments made prior to the date we stop payments or this rider terminates.

Overloan Protection Rider

The Overloan Protection Rider guarantees protection against lapse due to loans, even if the Contract Debt exceeds the accumulated Cash Surrender Value of your Contract.  Currently, the rider may be added only at the time your Contract is issued; however, this rider is not available on Contracts that have the Accidental Death Benefit Rider.  There is no charge for adding the Overloan Protection Rider to your Contract, however, a one-time fee will apply when this rider is exercised.

The following eligibility requirements must be met to exercise the rider:

(a)	We must receive a written request in Good Order to exercise the rider benefits;
(b)	Contract Debt must exceed the Basic Insurance Amount;
(c)	The Contract must be in-force for the later of 15 years and the Contract Anniversary after the insured’s 75th birthday;
(d)	The Guideline Premium test must be used as the Contract’s definition of life insurance;
(e)	Contract Debt must be a minimum of 95% of the cash value;
(f)	The Cash Surrender Value must be sufficient to pay the cost of exercising the rider; and
(g)	Your Contract must not be classified as a Modified Endowment Contract and must not qualify as a Modified Endowment Contract as a result of exercising this rider.

We will send you a notification upon your becoming eligible for this benefit.

We deduct a transaction fee of 3.5% of your Contract Fund amount if you exercise this rider.

When you exercise the rider, the effective date will be the next date that monthly charges are deducted following our receipt of your request in Good Order at a Service Office.  The charges and benefits of other riders available under your Contract will be discontinued, except for the Living Needs Benefit Rider.  Any benefits you may currently be receiving under the Enhanced Disability Benefit Rider will also be discontinued.

Any remaining unloaned Contract Fund value will be transferred to the Fixed Rate Option.  Additionally, fund transfers into or out of any of the Variable Investment Options will no longer be permitted.  Any Auto Rebalance, Dollar Cost Averaging, directed charges, or premium allocation instructions will be discontinued.

Premium payments will no longer be accepted for the Contract.  Instead, all payments received will be applied as loan or loan interest repayments.  We will no longer send any regularly scheduled bills, and Electronic Fund Transfer of Premium Payments will be cancelled.

If you have a Type B Death Benefit, we will change it to a Type A Death Benefit.  You will no longer be permitted to make Death Benefit changes as long as your Contract remains in-force under the Overloan Protection Rider.  The Basic Insurance Amount will be changed to the greater of the Type A Death Benefit and the amount of the Contract Debt multiplied by the Attained Age factor that applies.  The Attained Age factors are shown in your Contract.  For an explanation of the Attained Age factors, see Tax Treatment of Contract Benefits - Treatment as Life Insurance.

Decreases to your Basic Insurance Amount, rating reductions, and withdrawals, will no longer be permitted.

Please note that the Internal Revenue Service may take a position that the outstanding loan balance should be treated as a distribution when the Contract Owner elects the Overloan Protection benefit.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract's loan provisions, but cannot guarantee that such efforts would be successful.  You should consult a tax advisor as to the tax risks associated with exercising the Overloan Protection Rider.

Other Optional Riders

We will not pay a benefit on any Accidental Death Benefit type rider or make payments for any disability type rider if the death or injury is caused or contributed to by war or act of war, declared or undeclared, including resistance to armed aggression.  This restriction includes service in the armed forces of any country at war.

Accidental Death Benefit Rider - The Accidental Death Benefit Rider provides an additional Death Benefit that is payable if the insured's death is accidental, as defined in the benefit provision.  A death resulting from injury must occur no more than 90 days after the injury.  This benefit will end on the earliest of: the end of the day before the first Contract Anniversary on or after the insured’s 100th birthday and the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.  This rider is not available on Contracts that have the Overloan Protection Rider.

Children Level Term Rider - The Children Level Term Rider provides term life insurance coverage on the life of the insured's dependent children, as defined in the benefit provision.  The rider coverage will end on the earliest of: (1) the end of the day before the first Contract Anniversary on or after the primary insured’s 75th birthday, (2) the end of the day before the first Contract Anniversary on or after the child’s 25th birthday, (3) the end of the day before the date a rider is converted to a new Contract, and (4) the first Monthly Date on or after the date a request to discontinue the Rider is received in Good Order at a Service Office.

Enhanced Cash Value Rider - The Enhanced Cash Value Rider provides an Additional Amount upon full surrender of the Contract for its surrender value, but is not payable when the Contract is surrendered in connection with a 1035 exchange. This Additional Amount is never included as part of the Contract Fund value .  The rider can only be elected at the time the Contract is issued, and cannot be removed after the Contract is issued.  A minimum Basic Insurance Amount of $250,000 is required for a Contract to be issued with the Enhanced Cash Value Rider.

Enhanced Disability Benefit Rider - The Enhanced Disability Benefit Rider pays certain amounts into the Contract if the insured is totally disabled, as defined in the benefit provision.  The rider coverage will end as of the first Contract Anniversary on or after the insured’s 60th birthday. This rider is not available on Contracts with a Type C Death Benefit  or with Contracts that include the BenefitAccess Rider.

Living Needs BenefitSM Rider - The Living Needs Benefit Rider may be available on your Contract.  The benefit may vary by state.  There is no charge for adding the benefit to a Contract.  However, when a claim is paid under this rider, a reduction for early payment is applied and a processing fee of up to $150 per Contract will be deducted.

The Living Needs Benefit allows you to elect to receive an accelerated payment of all or part of the Contract's Death Benefit, adjusted to reflect current value, at a time when certain special needs exist.  The adjusted Death Benefit will always be less than the Death Benefit, but will not be less than the Contract’s Cash Surrender Value.

All or part of the Contract's Death Benefit may be accelerated.  If the benefit is only partially accelerated, a Death Benefit of at least $25,000 must remain under the Contract.  The minimum amount that may be accelerated for a Living Needs Benefit claim is $50,000.  However, we currently have an administrative practice to allow a reduced minimum of $25,000.  We reserve the right to discontinue this administrative practice in a non-discriminatory manner and we will notify you prior to discontinuing this practice.

One or both of the following options may be available.  You should consult with a Pruco Life representative about whether additional options may be available.

The Terminal Illness Option is available on the Living Needs Benefit Rider when a licensed physician certifies the insured as terminally ill with a life expectancy of six months or less.  When that evidence is provided and confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for six months.  If the insured dies before all the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form.

The Nursing Home Option is available on the Living Needs Benefit Rider after the insured has been confined to an eligible nursing home for six months or more.  When a licensed physician certifies that the insured is expected to remain in an eligible nursing home until death, and that is confirmed by us, we will provide an accelerated payment of the portion of the Death Benefit selected by the Contract Owner as a Living Needs Benefit.  The Contract Owner may (1) elect to receive the benefit in a single sum or (2) receive equal monthly payments for a specified number of years (not more than 10 nor less than two), depending upon the age of the insured.  If the insured dies before all of the payments have been made, the present value of the remaining payments will be paid to the beneficiary designated in the Living Needs Benefit claim form in a single sum.

No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.  We can furnish details about the amount of Living Needs Benefit that is available to an eligible Contract Owner, and the effect on the Contract if less than the entire Death Benefit is accelerated.

You should consider whether adding this settlement option is appropriate in your given situation.  Adding the Living Needs Benefit to the Contract has no adverse consequences; however, electing to use it could.  With the exception of certain business-related Contracts, the Living Needs Benefit is excluded from income if the insured is Terminally Ill or Chronically Ill as defined in any applicable tax law (although the exclusion in the latter case may be limited).  You should consult a tax adviser before electing to receive this benefit.  Receipt of a Living Needs Benefit payment may also affect your eligibility for certain government benefits or entitlements.

The Living Needs Benefit Rider is not available with Contracts that include the BenefitAccess Rider.

REQUIREMENTS FOR ISSUANCE OF A CONTRACT

Generally, the Contract may be issued on insureds through age 85 for Contracts with Type A (fixed) and Type B (variable) Death Benefits, through age 70 for Contracts with Type C (return of premium) Death Benefit.  Currently, the minimum Basic Insurance Amount is $75,000 ($50,000 for insureds below the issue age of 18, $100,000 for insureds issue ages 76-80, and $250,000 for insureds issue ages 81 and above).  The minimum Basic Insurance Amount for Contracts issued with a Type C (return of premium) Death Benefit is $250,000. See Types of Death Benefit.  We may change the minimum Basic Insurance Amounts of the Contracts we will issue.

We require evidence of insurability, which may include a medical examination, before issuing any Contract. Preferred Best nonsmokers are offered more favorable cost of insurance rates than smokers.  We charge a higher cost of insurance rate and/or an extra amount if an additional mortality risk is involved.  We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.  These are the current underwriting requirements.  We reserve the right to change them on a non-discriminatory basis.

Contract Date

There is no insurance under this Contract until the minimum initial premium is paid.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed.  Under certain circumstances, we may allow the Contract to be backdated up to six months prior to the application date for the purpose of lowering the insured's issue age.  This may be advantageous for some Contract Owners as a lower issue age may result in lower current charges.

PREMIUMS

Minimum Initial Premium

The Contract offers flexibility in paying premiums.  The minimum initial premium is due on or before the Contract Date.  It is the premium needed to start the Contract.  The minimum initial premium is equal to 9% of the Limited No-Lapse Guarantee Premium, including all extras and additional premiums for optional riders and benefits , for Contracts with Type A (fixed) and Type B (variable) Death Benefits.  The minimum initial premium is equal to 9% of the Short Term No-Lapse Guarantee Premium, including all extras and additional premiums for optional riders and benefits , for Contracts with Type C (return of premium) Death Benefit.  There is no insurance under the Contract unless the minimum initial premium is paid.  Thereafter, you decide when to make premium payments and, subject to a $25 minimum, in what amounts.

We may require an additional premium if adjustments to premium payments exceed the minimum initial premium or there are Contract Fund charges due on or before the payment date.  We reserve the right to refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.  Furthermore, there are circumstances under which the payment of premiums in amounts that are too large may cause the Contract to be characterized as a Modified Endowment Contract, which could be significantly disadvantageous.  If you make a payment that would cause the Contract to be characterized as a Modified Endowment Contract, we will send you a letter to advise you of your options.  Generally, you have 60 days from when we received your payment to remove the excess premiums and any accrued interest.  If you choose not to remove the excess premium and accrued interest, your Contract will become permanently characterized as a Modified Endowment Contract.  We will not accept a premium payment that exceeds the Guideline Premium limit if your Contract uses the Guideline Premium definition of life insurance.  See Tax Treatment of Contract Benefits.

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of (1) the Contract Date and (2) the dates we receive the premium.  If we do not receive your initial premium before the Contract Date, we apply the initial premium to your Contract as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.   In no case will the premium be applied with an effective date that precedes the date of this offering.

Available Types of Premium

After the minimum initial premium is paid, no other specific premiums are required and you have a certain amount of flexibility with respect to the amount and timing for future premium payments.  Suggested patterns of premiums are described below.  Contracts with no riders or extra risk charges will have level premiums for the premium types described below.  Understanding them may help you understand how the Contract works.

•
Short Term No-Lapse Guarantee Premiums are premiums that, if paid as described in the No-Lapse Guarantee section, will keep the Contract in-force during the Short Term No-Lapse Guarantee period regardless of investment performance and assuming no loans or withdrawals. All Contracts offer a Short Term No-Lapse Guarantee period.  If you choose to continue a No-Lapse Guarantee beyond this period, you will have to begin paying premiums higher than the Short Term No-Lapse Guarantee Premium.  Contracts with Type C Death Benefit do not offer a guarantee beyond the Short Term No-Lapse Guarantee period.

•
Limited No-Lapse Guarantee Premiums are premiums that, if paid as described in the No-Lapse Guarantee section, will keep the Contract in-force during the Limited No-Lapse Guarantee period regardless of investment performance and assuming no loans or withdrawals.  Contracts with Type C Death Benefit do not offer the No-Lapse Guarantee for this period.

The No-Lapse Guarantee periods are described under No-Lapse Guarantee.  The length of the No-Lapse Guarantee depends on the Contract’s initial Death Benefit type.  See No-Lapse Guarantee.  When you purchase a Contract, your Pruco Life representative can tell you the Short Term No-Lapse Guarantee and Limited No-Lapse Guarantee Premium amounts.

We can bill you for the amount you select annually, semi-annually, or quarterly.  Because the Contract is a flexible premium Contract, there are no scheduled premium due dates.  When you receive a premium notice, you are not required to pay this amount.  The Contract will remain in-force if:  (1) the Contract Fund, less any applicable surrender charges, is greater than zero and more than any Contract Debt or (2) you have paid sufficient premiums, as described in the No-Lapse Guarantee section, to meet the No-Lapse Guarantee conditions and Contract Debt is not equal to or greater than the Contract Fund, less any applicable surrender charges.  You may also pay premiums automatically through pre-authorized monthly electronic fund transfers from a bank checking account.  If you elect to use this feature, you choose the day of the month on which premiums will be paid and the premium amount.  We will then draft the same amount from your account on the same date each month.  When you apply for the Contract, you and your Pruco Life representative should discuss how frequently you would like to be billed (if at all) and for what amount.

Allocation of Premiums

On the later of the Contract Date and the end of the Valuation Period in which the initial premium is received, we deduct the charge for sales expenses and the premium based administrative charge from the initial premium.  During the 10 day period following your receipt of the Contract, the remainder of the initial premium and any other net premium will be allocated to the Money Market investment option as of the end of the Valuation Period in which it is received in Good Order at the Payment Office.  The first monthly deductions are made after the remainder of the initial premium and any other net premium is allocated to the Money Market investment option.  After the tenth day, these funds, adjusted for any investment results, will be transferred out of the Money Market investment option and allocated among the Variable Investment Options and/or the Fixed Rate Option according to your current premium allocation.  Your Contract may include Funds that are not currently accepting additional investments.  See the section titled The Pruco Life Variable Universal Account.  The transfer from the Money Market investment option on the tenth day following receipt of the Contract will not be counted as one of your 12 free transfers per Contract Year or the 20 transfers per calendar year described under Transfers/Restrictions on Transfers.  If the first premium is received before the Contract Date, there will be a period during which the Contract Owner's initial premium will not be invested.

The charge for sales expenses and the premium based administrative charge will also apply to all subsequent premium payments.  The remainder of each subsequent premium payment will be invested as of the end of the Valuation Period in which it is received in Good Order at the Payment Office, in accordance with the applicable allocation instructions .  The “Valuation Period” means the period of time from one determination of the value of the amount invested in a Variable Investment Option to the next.  Such determinations are made when the net asset values of the Variable Investment Options are calculated, which is as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).  With respect to any initial premium payment received before the Contract Date and any premium payment that is not in Good Order, we may temporarily hold the premium in a suspense account and we may earn interest on such amount. You will not be credited interest on those amounts during that period. The monies held in the suspense account may be subject to claims of our general creditors. The premium payment will not be reduced nor increased due to market fluctuations during that period.

Provided the Contract is neither in default, nor in-force under the provisions of the Overloan Protection Rider or the terms of the BenefitAcess Rider, you may change the way in which subsequent premiums are allocated by giving written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephoning a Service Office, provided you are enrolled to use the Telephone Transfer System.  There is no charge for reallocating future premiums.  All percentage allocations must be in whole numbers.  For example, 33% can be selected but 33⅓% cannot.  Of course, the total allocation to all selected investment options must equal 100%.

When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option.  While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option.  See BenefitAccess Rider.

Valuation of Variable Investment Options

Amounts allocated to a Variable Investment Option are converted to a number of units.  The number of units added to each Variable Investment Option is determined by dividing the amount allocated to each Variable Investment Option by the dollar value of one unit for such Variable Investment Option.

Amounts taken from each Variable Investment Option decrease the number of units in each Variable Investment Option.  The number of units subtracted from each Variable Investment Option is determined by dividing the amount taken from the Variable Investment Option by the dollar value of one unit for such Variable Investment Option.

The unit value for each Variable Investment Option will vary to reflect the investment experience of the applicable fund and will be determined on each valuation day by multiplying the unit value of the particular Variable Investment Option on the preceding valuation day by a net investment factor for that Variable Investment Option for the valuation period then ended.  The valuation day is any date on which the New York Stock Exchange is open for trading and the Variable Investment Option is valued.  The valuation period is the period of time from the close of the immediately preceding valuation day to the close of the current valuation day.

The net investment factor for each of the Variable Investment Options is equal to:
(a)
the net asset value per share at the end of the valuation period (plus the per share amount of any dividend or capital gain distributions paid by that fund in the valuation period then ended); divided by

(b)	the net asset value per share determined as of the end of the immediately preceding valuation period; minus
(c)	the daily portion of the mortality and expense risk charge assessed during the valuation period as shown in the section titled Daily Deduction from the Variable Investment Options.

The net investment factor may be greater or less than one.  Therefore, the value of a unit may increase or decrease.

If the New York Stock Exchange is closed (except for holidays or weekends) or trading is restricted due to an existing emergency as defined by the Securities and Exchange Commission so that we cannot value the Variable Investment Options, we may postpone all transactions which require valuation of the Variable Investment Option until valuation is possible.

Transfers/Restrictions on Transfers

You may, up to 12 times each Contract Year, transfer amounts among the Variable Investment Options or to the Fixed Rate Option.  Additional transfers may be made only with our consent.  Currently, we will allow you to make additional transfers.  For the first 20 transfers in a calendar year, you may transfer amounts by proper written notice to a Service Office, by our website, provided you are enrolled to use Prudential Online® Account Access, or by telephone, provided you are enrolled to use the Telephone Transfer System.  You will automatically be enrolled to use the Telephone Transfer System unless the Contract is jointly owned or you elect not to have this privilege. Telephone transfers may not be available on Contracts that are assigned, depending on the terms of the assignment.  See Assignment.

After you have submitted 20 transfers in a calendar year, we will accept subsequent transfer requests only if they are in a form that meets our needs, bear an original signature in ink, and are sent to us by U.S. regular mail.  After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Multiple transfers that occur during the same day, but prior to the end of the Valuation Period for that day, will be counted as a single transfer.

There is no transaction charge for the first 12 transfers per Contract Year among investment options.  We may charge up to $25 for each transfer made exceeding 12 in any Contract Year.  Currently, we do not charge a fee for transfers.

Currently, certain transfers effected systematically under a dollar cost averaging or an automatic rebalancing program do not count towards the limit of 12 transfers per Contract Year or the limit of 20 transfers per calendar year.  In the future, we may count such transfers towards the limit.

Transfers out of the Money Market investment option will not be made until 10 days after you receive the Contract. Such transfers and any transfers due to any fund closures or mergers will not be considered towards the 12 transfers per Contract Year or the 20 transfers per calendar year.

Transfers among Variable Investment Options will take effect as of the end of the Valuation Period in which a transfer request is received in Good Order at a Service Office.  The request may be in terms of dollars, such as a request to transfer $5,000 from one Variable Investment Option to another, or may be in terms of a percentage reallocation among Variable Investment Options.  In the latter case, as with premium reallocations, the percentages must be in whole numbers.

We will use reasonable procedures, such as asking you to provide certain personal information provided on your application for insurance, to confirm that instructions given by telephone are genuine.  We will not be held liable for following telephone instructions that we reasonably believe to be genuine.  We cannot guarantee that you will be able to get through to complete a telephone transfer during peak periods such as periods of drastic economic or market change.

Your Contract may include Funds that are not currently accepting additional investments.  See the section titled The Pruco Life Variable Universal Account.

Generally, only one transfer from the Fixed Rate Option will be permitted during each Contract Year.  The maximum amount per Contract you may transfer out of the Fixed Rate Option each year is the greater of:  (a) 25% of the amount in the Fixed Rate Option; and (b) $2,000.

If you exercise the Overloan Protection Rider, we will then transfer any amounts you have in the Variable Investment Options to the Fixed Rate Option.  The transfer is not counted as one of the 12 transfers we allow per Contract Year and there is no charge.  Transfers out of the Fixed Rate Option and into the Variable Investment Options will not be permitted while your Contract is kept in-force under the Overloan Protection Rider.

When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option.  While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option.  See BenefitAccess Rider.

The Contract was not designed for professional market timing organizations, other organizations, or individuals using programmed, large, or frequent transfers.  Large or frequent transfers among Variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing”, can make it very difficult for Fund advisers/sub-advisers to manage the Variable Investment Options.  Large or frequent transfers may cause the Fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance to the disadvantage of other Contract Owners.  If we (in our own discretion) believe that a pattern of transfers or a specific transfer request, or group of transfer requests, may have a detrimental effect on the performance of the Variable Investment Options, or we are informed by a Fund (e.g., by the Fund’s adviser/sub-advisers) that the purchase or redemption of shares in the Variable Investment Option must be restricted because the Fund believes the transfer activity to which such purchase or redemption relates would have a detrimental effect on the performance of the affected Variable Investment Option, we may modify your right to make transfers by restricting the number, timing, and amount of transfers.  We reserve the right to prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one Contract Owner.  We will immediately notify you at the time of a transfer request if we exercise this right.

Any restrictions on transfers will be applied in a uniform manner to all persons who own Contracts like this one, and will not be waived.  However, due to the discretion involved in any decision to exercise our right to restrict transfers, it is possible that some Contract Owners may be able to effect transactions that could affect Fund performance to the disadvantage of other Contract Owners.

In addition, Contract Owners who own variable life insurance or variable annuity Contracts that do not impose the transfer restrictions described above, might make more numerous and frequent transfers than Contract Owners who are subject to such limitations.  Contract Owners who are not subject to the same transfer restrictions may have the same underlying Variable Investment Options available to them, and unfavorable consequences associated with such frequent trading within the underlying Variable Investment Option (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all Contract Owners.

The Funds have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted.  Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the excessive trading policies established by the Fund.  In addition, you should be aware that some Funds may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants.  The omnibus nature of these orders may limit the Funds in their ability to apply their excessive trading policies and procedures.  In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations.  For these reasons, we cannot guarantee that the Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds may assess a short term trading fee in connection with a transfer out of any available Variable Investment Option if the transfer occurs within a certain number of days following the date of allocation to the Variable Investment Option.  Each Fund determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Fund and is not retained by us.  The fee will be deducted from your Contract Value to the extent allowed by law.  At present, no Fund has adopted a short-term trading fee.

Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.

Dollar Cost Averaging

As an administrative practice, we are currently offering a feature called Dollar Cost Averaging ("DCA").  Under this feature, either fixed dollar amounts or a percentage of the amount designated for use under the DCA option will be transferred periodically from the DCA Money Market investment option into other Variable Investment Options available under the Contract, excluding the Fixed Rate Option and any Funds that are not currently accepting additional investments.  See the section titled The Pruco Life Variable Universal Account.  If DCA allocates money to a Fund at a time when the Fund no longer accepts additional investments, automatic transfers to that Fund will be directed to the Money Market Portfolio.  You may choose to have periodic transfers made monthly or quarterly.  DCA transfers will not begin until the Monthly Date after 10 days following your receipt of the Contract.

Each automatic transfer will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period, which immediately follows that date.  Automatic transfers will continue until: (1) $50 or less remains of the amount designated for Dollar Cost Averaging, at which time the remaining amount will be transferred; or (2) you give us notification of a change in DCA allocation or cancellation of the feature.  Currently, a transfer that occurs under the DCA feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature.  Dollar cost averaging will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option.  While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option.  Dollar Cost Averaging will not be allowed.  See BenefitAccess Rider.

Auto-Rebalancing

As an administrative practice, we are currently offering a feature called Auto-Rebalancing.  This feature allows you to automatically rebalance Variable Investment Option assets at specified intervals based on percentage allocations that you choose. For example, suppose your initial investment allocation of Variable Investment Options X and Y is split 40% and 60%, respectively, and investment results cause that split to change.  You may instruct that those assets be rebalanced to your original or different allocation percentages.  Auto-Rebalancing is not available until the Monthly Date after 10 days following your receipt of the Contract.

Auto-Rebalancing can be performed on a quarterly, semi-annual, or annual basis.  Each rebalance will take effect as of the end of the Valuation Period on the date coinciding with the periodic timing you designate, provided the New York Stock Exchange is open on that date.  If the New York Stock Exchange is not open on that date, or if the date does not occur in that particular month, the transfer will take effect as of the end of the Valuation Period immediately following that date.  The Fixed Rate Option cannot participate in this administrative procedure, nor can any Funds that are no longer accepting additional investments.  See the section titled The Pruco Life Variable Universal Account.  If Auto-Rebalancing involves allocating to a Fund that became closed to additional investments, the Auto-Rebalancing feature will be turned off.  Currently, a transfer that occurs under the Auto-Rebalancing feature is not counted towards the 20 transfers permitted each calendar year or the 12 free transfers permitted each Contract Year.  We reserve the right to change this practice, modify the requirements, or discontinue the feature.

Auto-rebalancing will not be available on Contracts kept in-force under the provisions of the Overloan Protection Rider.

When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, you must authorize a transfer of all Contract value from the Variable Investment Options to the Fixed Rate Option.  While your claim is reviewed and while you are receiving Benefit Payments, Contract value must remain in the Fixed Rate Option, and you must allocate future payments to the Fixed Rate Option.  Auto-Rebalancing will not be allowed.  See BenefitAccess Rider.

DEATH BENEFITS

When Death Benefit Proceeds Are Paid

Generally, we will pay any Death Benefit within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request.   The Death Benefit is determined as of the date of death.

We may delay payment of proceeds from the Variable Investment Option(s) and the variable portion of the Death Benefit due under the Contract if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

Death Claim Settlement Options

The beneficiary may choose to receive death claim proceeds by any of the settlement options available at the time the proceeds become payable or by payment of a lump sum check.  Any Pruco Life representative authorized to sell this Contract can explain the options upon request.

In addition to the available settlement options, currently, in certain circumstances, the beneficiary may choose the payment of death claim proceeds by way of Prudential's Alliance Account settlement option (the "Alliance Account").  If the Alliance Account is selected, Prudential will provide a kit to the beneficiary, which includes: (1) an account confirmation describing the death claim proceeds, the current interest rate, and the terms of the Alliance Account; and (2) a guide that explains how the Alliance Account works.  Amounts in an Alliance Account may be withdrawn by the beneficiary at any time.  Any Pruco Life representative authorized to sell this Contract can explain this option upon request.

Types of Death Benefit

You may select from three types of Death Benefit at issue.  A Contract with a Type A (fixed) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount.  Favorable investment results and additional premium payments will generally increase the Cash Surrender Value and decrease the net amount at risk and result in lower charges. This type of Death Benefit does not vary with the investment performance of the investment options you selected, except when the premiums you pay or favorable investment performance causes the Contract Fund to grow to the point where we may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  See PREMIUMS and How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type B (variable) Death Benefit has a Death Benefit, which will generally equal the Basic Insurance Amount plus the Contract Fund.  Favorable investment performance and additional premium payments will generally increase your Contract's Death Benefit and Cash Surrender Value.  However, the increase in the Cash Surrender Value for a Contract with a Type B Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A Death Benefit because a Type B Death Benefit has a greater cost of insurance charge due to a greater net amount at risk.  As long as the Contract is not in default, there have been no withdrawals, and there is no Contract Debt, the Death Benefit may not fall below the Basic Insurance Amount stated in the Contract.  We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance. See PREMIUMS and How a Contract's Cash Surrender Value Will Vary.

A Contract with a Type C (return of premium) Death Benefit has a Death Benefit.  The Death Benefit is generally equal the Basic Insurance Amount plus the total premiums paid into the Contract less withdrawals.  The total premiums, less withdrawals, is not accumulated with interest.   The Death Benefit on a Contract with a Type C Death Benefit is limited to the Basic Insurance Amount plus an amount equal to the: Type C Limiting Amount multiplied by the Type C Death Benefit Factor plus the Contract Fund. See the Contract Limitations section of your Contract.  Within limits, this Death Benefit type allows the beneficiary, in effect, to recover the cost of the Contract, plus a predetermined rate of return, upon the death of the insured.  Favorable investment performance and payment of additional premiums will generally increase the Contract's Cash Surrender Value.  However, the increase in the Cash Surrender Value for a Type C Death Benefit may be less than the increase in Cash Surrender Value for a Contract with a Type A Death Benefit because a Type C Death Benefit has a greater cost of insurance charge due to a greater net amount at risk.  The increase in Cash Surrender Value for a Contract with a Type C Death Benefit may be more or less than the increase in Cash Surrender Value for a Contract with a Type B Death Benefit depending on earnings, the Type C interest rate you chose, and the amount of any withdrawals.  If you take a withdrawal, it is possible for a Contract with a Type C Death Benefit to fall below the Basic Insurance Amount.  We may increase the Death Benefit to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  See PREMIUMS and How a Contract’s Cash Surrender Value Will Vary.

Contract Owners of Contracts with a Type A Death Benefit should note that any withdrawal may result in a reduction of the Basic Insurance Amount and the deduction of any applicable surrender charges.  We will not allow you to make a withdrawal that will decrease the Basic Insurance Amount below the minimum Basic Insurance Amount.  For Contracts with a Type B Death Benefit and Contracts with a Type C Death Benefit, withdrawals will not change the Basic Insurance Amount.  See Withdrawals.

The way in which the Cash Surrender Value and Death Benefit will change depends significantly upon the investment results that are actually achieved.

Changing the Type of Death Benefit

You may change the type of Death Benefit any time after issue and subject to our approval.  We will increase or decrease the Basic Insurance Amount so that the Death Benefit immediately after the change matches the Death Benefit immediately before the change. The Basic Insurance Amount after a change may not be lower than the minimum Basic Insurance Amount applicable to the Contract.  See REQUIREMENTS FOR ISSUANCE OF A CONTRACT.  We may deduct a transaction charge of up to $25 for any change in the Basic Insurance Amount, although we do not currently do so.  A type change that reduces the Basic Insurance Amount may result in the assessment of surrender charges.  See CHARGES AND EXPENSES.

If you are changing your Contract from a Type A Death Benefit to a Type B Death Benefit, we will reduce the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.

If you are changing your Contract from a Type B Death Benefit to a Type A Death Benefit, we will increase the Basic Insurance Amount by the amount in your Contract Fund on the date the change takes place.

If you are changing your Contract from a Type C Death Benefit to a Type A Death Benefit, we will change the Basic Insurance Amount by adding the lesser of (a) the total premiums paid minus total withdrawals to this Contract, both accumulated with interest at the rate(s) displayed in your Contract d ata pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor.  The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract Data pages.

If you are changing your Contract from a Type C Death Benefit to a Type B Death Benefit, we first find the difference between: (1) the Contract Fund and (2) the lesser of (a) the total premiums paid minus total withdrawals to this Contract both accumulated with interest at the rate(s) displayed in your Contract d ata pages and (b) the Contract Fund before deduction of any monthly charge due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor.  The Type C Limiting Amount and the Type C Death Benefit Factor are both found in the Contract Limitations section of your Contract d ata pages.  If (2) is larger than (1), we will increase the Basic Insurance Amount by that difference.  If (1) is larger than (2), we will reduce the Basic Insurance Amount by that difference.

You may change your Contract’s Death Benefit type after issue, however, if you choose a Type A Death Benefit or a Type B Death Benefit at issue, you will not be able to change to a Type C Death Benefit thereafter.  If you change a Type C Death Benefit to a Type A Death Benefit or a Type B Death Benefit after issue, you will not be able to change back to a Type C Death Benefit. We will not allow a change to your Contract if it will cause the Death Benefit to exceed our retention limits or violate any other underwriting rule.

The following chart illustrates the changes in Basic Insurance Amount with each change of Death Benefit type described above.  The chart assumes a $50,000 Contract Fund and a $300,000 Death Benefit.  For changes from a Type C Death Benefit, the chart assumes $40,000 in total premiums minus total withdrawals and the rate chosen to accumulate premiums is 0%.

Basic Insurance Amount
FROM	TO
Type A $300,000	Type B $250,000	Type C N/A
Type B $250,000	Type A $300,000	Type C N/A
Type C $260,000	Type A $300,000	Type B $250,000

You may request a change in the type of Death Benefit by sending us a request in a form that meets our needs.  If the change is approved, we will recalculate the Contract's charges and appropriate tables and send you new Contract Data pages.  We may require you to send us your Contract before making the change.  There may be circumstances under which a change in the Death Benefit type may cause the Contract to be classified as a Modified Endowment Contract, which could be significantly disadvantageous.  See Tax Treatment of Contract Benefits.

When you submit a claim under the Chronic Illness Option of the BenefitAccess Rider, your Contract’s Death Benefit type must changed to Type A (if not already so) and remain as Type A for the duration of the Contract.  See BenefitAccess Rider.

No-Lapse Guarantee

If you pay one of the two No-Lapse Guarantee Premiums as described below, we will guarantee that your Contract will not lapse as a result of unfavorable investment performance, and a Death Benefit will be paid upon the death of the insured, even if your Contract Fund value drops to zero.  The No-Lapse Guarantee is based on premium payments and is not a benefit you need to elect. Withdrawals and outstanding Contract loans may adversely affect the status of the No-Lapse Guarantee.  See Withdrawals and Loans.

How We Calculate and Determine if You Have a No-Lapse Guarantee

We calculate your Contract's Accumulated Net Payments on the Contract Date and on each Monthly Date thereafter. Accumulated Net Payments equal the premiums you paid, accumulated at an effective annual rate of 4%, less withdrawals accumulated at 4%. For Contracts that had previously lapsed because of excess Contract Debt, also subtract the Contract Debt in effect at the time of lapse accumulated at 4% starting at the date of default. If you have an outstanding Contract loan, a No-Lapse Guarantee will not keep the Contract in-force.

We also calculate No-Lapse Guarantee Values. These are values used solely to determine if a No-Lapse Guarantee is in effect and vary by Basic Insurance Amount, issue age, sex, underwriting classification, and any optional benefits selected. These are not cash values that you can realize by surrendering the Contract, nor are they payable Death Benefits.

On each Monthly Date, we will compare your Accumulated Net Payments to the No-Lapse Guarantee Value. If your Accumulated Net Payments equal or exceed the No-Lapse Guarantee Value, and the Contract Debt does not equal or exceed the Contract Fund less any applicable surrender charges, then the Contract is kept in-force, regardless of the amount in the Contract Fund.

No-Lapse Guarantee Premiums and No-Lapse Guarantee Periods Available Under Your Contract

There are two No Lapse Guarantee Premiums that correspond to the No Lapse Guarantee periods; the Short Term No-Lapse Guarantee Premiums and the Limited No-Lapse Guarantee Premiums, which are payment levels that are compared to the No-Lapse Guarantee Values. This is a flexible premium payment Contract and you may make payments at any time.  The description below assumes you pay the No Lapse Guarantee Premium at the beginning of each Contract Year.  If you make any premium payments after the beginning of each Contract Year you may need to pay more premiums because the Accumulated Net Payments will be less due to reduced interest accumulation than if you paid at the beginning of the Contract Year.

1) All Contracts have a Short Term No-Lapse Guarantee period.   A Contract with a Type C Death Benefit will only have a Short Term No-Lapse Guarantee available   Payment of the Short Term No-Lapse Guarantee Premium at the beginning of each Contract Year guarantees that your Contract will not lapse during the Short Term No-Lapse Guarantee period, assuming there are no loans or withdrawals.  However, continued payment of the Short Term No-Lapse Guarantee Premium after this period will not assure that your Contract's Accumulated Net Payments will continue to meet the No-Lapse Guarantee Values and prevent the Contract from lapsing.  See PREMIUMS.

2) The Limited No-Lapse Guarantee Period is available for all contracts other than those with a Type C Death Benefit.  If you want a longer No-Lapse Guarantee, paying the Limited No-Lapse Guarantee Premium at the beginning of each Contract Year guarantees your Contract against lapse during the Limited No-Lapse Guarantee period, assuming no loans or withdrawals.

The Short Term No-Lapse Guarantee period is 8 years after issue (6 years for ages 60 and older).  The Limited No-Lapse Guarantee period lasts until the later to occur of the Contract Anniversary that the insured reaches Attained Age 75 or 10 years after issue.

The following tables provide sample Short Term No-Lapse and Limited No-Lapse Guarantee Premiums (to the nearest dollar).  The examples assume:  (1) the insured is a male, Preferred Best underwriting class; (2) a $500,000 Basic Insurance Amount; and (3) no extra benefit riders have been added to the Contract.

Illustrative Annual Premiums
Age of insured at issue	Type of Death Benefit Chosen	Short Term No-Lapse Guarantee Premium	Limited No-Lapse Guarantee Premium
35	Type A	$1,975	$3,300
35	Type B	$1,975	$3,480
35	Type C	$1,975	N/A
55	Type A	$5,395	$8,070
55	Type B	$6,080	$8,115
55	Type C	$6,080	N/A
75	Type A	$20,835	$50,380
75	Type B	$24,630	$52,135
75	Type C	N/A	N/A

Maintaining the No-Lapse Guarantee

Paying the Short Term No-Lapse or Limited No-Lapse Guarantee Premiums at the start of each Contract Year is one way of reaching the No-Lapse Guarantee Values; it is certainly not the only way.  The No-Lapse Guarantee allows considerable flexibility as to the timing of premium payments.  Your Pruco Life representative can supply sample illustrations of various premium amount and frequency combinations that correspond to the No-Lapse Guarantee Values.

When determining what premium amounts to pay and the frequency of your payments, you should consider carefully the value of maintaining a No-Lapse Guarantee.  For example, if you desire the Limited No-Lapse Guarantee until the later to occur of the insured's Attained Age 75 or 10 years after issue, you may prefer to pay at least the Limited No-Lapse Guarantee Premium in all years, rather than paying the lower Short Term No-Lapse Guarantee Premium in the first eight years after issue (six years for issue ages 60 and above).  If you pay only the Short Term No-Lapse Guarantee Premium in the first eight years (six years for issue ages 60 and above), you will need to pay more than the Limited No-Lapse Guarantee Premium at the beginning of the 9th year (7th year for issue ages 60 and above) in order to continue the No-Lapse Guarantee.

For example assume: (1) an insured male age 35, Preferred Best underwriting class (2) a $500,000 Basic Insurance Amount; Type B Death Benefit; no extra benefit riders, and (3) no loans.  The Short Term No-Lapse Guarantee Premium would be $1,975, which if paid at the beginning of each year from Contract issue, would provide the Short Term No-Lapse Guarantee for 8 years.  The accumulated premiums at 4% less withdrawals accumulated at 4% would be $18,926.  The Limited No-Lapse Guarantee premium would be $3,480, which if paid at the beginning of each year from Contract issue, would provide the Limited No-Lapse Guarantee for 40 years. However, if the individual in this example paid $1,975 annually from Contract issue for 8 years and then decided he wanted the Limited No-Lapse Guarantee, he would have to pay enough premium so that the accumulated premiums at 4% less withdrawals accumulated at 4% would be $38,301 at the end of year 9.

In addition, it is possible that the payment required to continue the guarantee beyond the Short Term No-Lapse Guarantee period could exceed the premium payments allowed to be paid without causing the Contract to become a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.

Decreases in Basic Insurance Amount

You have the option of decreasing the Basic Insurance Amount of your Contract without withdrawing any Cash Surrender Value.  If a change in circumstances causes you to determine that your amount of insurance is greater than needed, a decrease will reduce your insurance protection and the monthly deductions for the cost of insurance.

The following conditions must be met:

(a)	The amount of the decrease must be at least equal to the minimum decrease in the Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(b)	The Basic Insurance Amount after the decrease must be at least equal to the minimum Basic Insurance Amount shown under Contract Limitations in your Contract Data pages;
(c)	The Contract must not be in default;
(d)	The surrender charge on the decrease, if any, plus any transaction charge for the decrease may not exceed the Contract Fund;
(e)	If we ask you to do so, you must send us the Contract to be endorsed;
(f)	Your Contract must not be in-force under the provisions of the Overloan Protection Rider; and
(g)	You must not be receiving Benefit Payments under the BenefitAccess Rider.

If we approve the decrease, we will send you new Contract Data pages showing the amount and effective date of the change and the recalculated charges, values, and limitations.  Currently, no transaction charge is being made in connection with a decrease in the Basic Insurance Amount.  However, we reserve the right to charge such a fee in an amount of up to $25.

We may decline a decrease in the Basic Insurance Amount if we determine it would cause the Contract to fail to qualify as "life insurance" for purposes of Section 7702 of the Internal Revenue Code.  See Tax Treatment of Contract Benefits.

It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract will be classified as a Modified Endowment Contract.  See Tax Treatment of Contract Benefits.  You should consult with your tax adviser and your Pruco Life representative before requesting any decrease in Basic Insurance Amount.

CONTRACT VALUES

How a Contract's Cash Surrender Value Will Vary

The Contract's Cash Surrender Value on any date will be the Contract Fund less any applicable surrender charges and less any Contract Debt plus any Additional Amount upon surrender . The Contract Fund value changes daily, reflecting:

(1)	increases or decreases in the value of the Variable Investment Option(s);
(2)	interest credited on any amounts allocated to the Fixed Rate Option;
(3)	interest credited on any loan; and
(4)	the daily asset charge for mortality and expense risks assessed against the Variable Investment Options.

The Contract Fund value also changes to reflect the receipt of premium payments after any charges are deducted, the monthly deductions described under CHARGES AND EXPENSES, any withdrawals or accelerated benefits, and any added persistency credit.  See Withdrawals, RIDERS, and Persistency Credit.  Upon request, we will tell you the Cash Surrender Value of your Contract.  It is possible for the Cash Surrender Value of a Contract to decline to zero because of unfavorable investment performance, outstanding Contract Debt, and/or any applicable surrender charge.

Persistency Credit

On each Monthly Date on or following at least your 6th Contract Anniversary, if your Contract is not in default, we may credit your Contract Fund with an additional amount (“persistency credit”) for keeping your Contract in-force.  The persistency credit is based on reduced costs in later Contract Years and applies to Contracts that remain in-force.  This will not increase any charges and expenses applicable to your Contract or riders.  No persistency credit will be calculated on the amount of any Contract loan.

The following chart illustrates an example of a Contract with $100,000 of Contract Fund, net of outstanding loans.  In this example the persistency credit is calculated using an annual rate equal to 0.25% of the Contract Fund, net of outstanding loans, but is expressed as a monthly rate to reflect that the amount is credited monthly.  The credited amount will be allocated to the investment options in the same manner as premiums are allocated.

Determination of Sample Persistency Credit
Contract Fund (net of outstanding loans)	$100,000.00
Monthly Credit Rate	0.020809%
Persistency Credit Amount	$20.81
New Contract Fund (net of outstanding loans)	$100,020.81

If your Contract is in default or has lapsed, we will not credit your Contract with the persistency credit.  The calculated amount that would have been credited during the time your Contract was in default or lapsed will not be made up if your Contract is reinstated.  However, if your Contract remains in-force to the next Monthly Date, we will credit your Contract Fund with the calculated monthly amount for that Monthly Date.  The persistency credit amount is not guaranteed, and we reserve the right to change this practice, modify the requirements, or discontinue the feature.

Loans

You may borrow an amount up to the current loan value of your Contract less any existing Contract Debt using the Contract as the only security for the loan.  The loan value at any time is equal to the sum of (1) 99% of the portion of the cash value attributable to the Variable Investment Options and (2) the balance of the cash value, provided the Contract is not in default.  The cash value is equal to the Contract Fund less any surrender charge.  A Contract in default has no loan value.  There is no minimum loan amount.

Interest charged on a loan accrues daily.  We charge interest on the full loan amount, including all unpaid interest.  Interest is due on each Contract Anniversary or when the loan is paid back, whichever comes first.  If interest is not paid when due, we will increase the loan amount by any unpaid interest.  We charge interest at an effective annual rate of 2% for standard loans.

Any amount you borrow on or after the 10th Contract Anniversary will be considered a preferred loan.  On the tenth Contract Anniversary, if the insured is living and the Contract is in-force, any existing loan amount will automatically be converted to a preferred loan. Preferred loans are charged interest at an effective annual rate of 1.05%.

When a loan is made, an amount equal to the loan proceeds is transferred out of the Variable Investment Options and/or the Fixed Rate Option, as applicable.  Unless you ask us to take the loan amount from specific Variable Investment Options and we agree, the reduction will be made in the same proportions as the value in each Variable Investment Option and the Fixed Rate Option bears to the total value of the Contract.  While a loan is outstanding, the amount that was transferred will continue to be treated as part of the Contract Fund.  It will be credited with interest at an effective annual rate of 1%.  On each Monthly Date, we will increase the portion of the Contract Fund in the investment options by interest credits accrued on the loan since the last Monthly Date.

The Contract Debt is the amount of all outstanding loans plus any interest accrued but not yet due.  If, on any Monthly Date, the Contract Debt equals or exceeds the Contract Fund less any applicable surrender charges, the Contract will go into default.  The No-Lapse Guarantee will not prevent default under those circumstances.  We will notify you of a 61-day grace period, within which time you may repay all or enough of the loan to obtain a positive Cash Surrender Value and thus keep the Contract in-force.  If you send us a payment during the grace period and we receive it after a Monthly Date has occurred, we will credit interest to the Contract Fund from the date your Contract went into default to the date we received your payment, and then return to crediting interest on subsequent Monthly Dates.  If the Contract lapses or is surrendered, the amount of unpaid Contract Debt will be treated as a distribution and will be immediately taxable to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  See LAPSE AND REINSTATEMENT and Tax Treatment of Contract Benefits - Pre-Death Distributions.

If your Contract includes the Overloan Protection Rider and you meet the requirements to exercise the rider, you may have protection against lapse due to excessive Contract Debt.  See Overloan Protection Rider.

No persistency credit will be calculated on the amount of any Contract loans.  See Persistency Credit.

Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax. However, you should know that the Internal Revenue Service may take the position that the loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and the Contract’s crediting rate.  Distributions are subject to income tax.  Were the Internal Revenue Service to take this position, we would take reasonable steps to attempt to avoid this result, including modifying the Contract’s loan provisions, but cannot guarantee that such efforts would be successful.

A loan will not cause the Contract to lapse as long as Contract Debt does not equal or exceed the Contract Fund, less any applicable surrender charges.  Loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income.  See Tax Treatment of Contract Benefits.

Any Contract Debt will directly reduce a Contract's Cash Surrender Value and will be subtracted from the Death Benefit to determine the amount payable.  In addition, even if the loan is fully repaid, it may have an effect on future Death Benefits because the investment results of the selected investment options will apply only to the amount remaining invested under those options.  The longer the loan is outstanding, the greater the effect is likely to be.  The effect could be favorable or unfavorable.  If investment results are greater than the rate being credited on the amount of the loan while the loan is outstanding, values under the Contract will not increase as rapidly as they would have if no loan had been made.  If investment results are below that rate, Contract values will be higher than they would have been had no loan been made.

Loan repayments are applied to reduce the total outstanding Contract Debt, which is equal to the principal plus accrued interest.  Interest accrues daily on the total outstanding Contract Debt, and making a loan repayment will reduce the amount of interest accruing.

Loan repayments will be applied towards the loan according to when they are received.  Loan interest is due on your Contract Anniversary.  If we receive your loan repayment within 21 days prior to your Contract Anniversary, we will apply the repayment towards interest due.  Any loan repayment amount exceeding the interest due is applied towards the existing principal amount.

If we receive your loan repayment at any time outside of 21 days prior to your Contract Anniversary, we will apply the repayment towards the principal amount.  For any repayment exceeding the principal amount, we will apply the remainder of the loan repayment towards the interest due.

When you repay all or part of a loan, we will increase the portion of the Contract Fund in the investment options by the amount of the loan you repay plus interest credits accrued on the loan since the last transaction date.  We will apply the loan repayment to the investment allocation used for future premium payments as of the loan repayment date.  If loan interest is paid when due, it will not change the portion of the Contract Fund allocated to the investment options.  We reserve the right to change the manner in which we allocate loan repayments.

Loan repayments are required when exercising either option of the BenefitAccess Rider.  See BenefitAccess Rider.

Withdrawals

You may withdraw a portion of the Contract's Cash Surrender Value without surrendering the Contract, subject to the following restrictions:

(1)	We must receive a request for the withdrawal in a form that meets our needs.
(2)
Your Contract’s Cash Surrender Value after the withdrawal may not be less than or equal to zero after deducting (a) any charges associated with the withdrawal and (b) must be an amount that we estimate will be sufficient to cover two months of Contract Fund deductions.

(3)	The withdrawal amount must be at least $500.
(4)	The Basic Insurance Amount after withdrawals must be at least equal to the minimum Basic Insurance Amount shown in the Contract.
(5)	Your Contract must not be in-force under the provisions of the Overloan Protection Rider.
(6)	You must not be receiving Benefit Payments under the BenefitAccess Rider.

We may charge an administrative processing fee for each withdrawal which is the lesser of: (a) $25 and; (b) 2% of the withdrawal amount.  Currently, we do not charge a fee for withdrawals.  A withdrawal may not be repaid except as a premium subject to the applicable charges.  Upon request, we will tell you how much you may withdraw.  Withdrawal of the Cash Surrender Value may have tax consequences.  See Tax Treatment of Contract Benefits.

Whenever a withdrawal is made, the Death Benefit may immediately be reduced by at least the amount of the withdrawal.  Withdrawals under Contracts with a Type B Death Benefit and Contracts with a Type C Death Benefit, will not change the Basic Insurance Amount.  However, under Contracts with a Type A Death Benefit, the withdrawal may require a reduction in the Basic Insurance Amount.  If a decrease reduces the Basic Insurance Amount below the surrender charge threshold, a surrender charge may be deducted.  See Surrender Charges.  No withdrawal will be permitted under a Contract with a Type A Death Benefit if it would result in a Basic Insurance Amount of less than the minimum Basic Insurance Amount shown under Contract Limitations in your Contract d ata pages.  It is important to note, however, that if the Basic Insurance Amount is decreased, there is a possibility that the Contract might be classified as a Modified Endowment Contract.  Before making any withdrawal that causes a decrease in Basic Insurance Amount, you should consult with your tax adviser and your Pruco Life representative.  See Tax Treatment of Contract Benefits.

Currently, we will provide an authorization form if your withdrawal request causes a decrease in Basic Insurance Amount that results in your Contract being classified as a Modified Endowment Contract.  The authorization form will confirm that you are aware of your Contract becoming a Modified Endowment Contract if the transaction is completed.  We will complete the transaction and send a confirmation notice after we receive the completed authorization form in Good Order at a Service Office.

When a withdrawal is made, the Contract Fund is reduced by the withdrawal amount and any charges associated with the withdrawal.  An amount equal to the reduction in the Contract Fund will be withdrawn proportionally from the investment options unless you direct otherwise.  Withdrawal of any portion of the Cash Surrender Value increases the risk that the Contract Fund may be insufficient to provide Contract benefits.  If such a withdrawal is followed by unfavorable investment experience, the Contract may go into default.  Withdrawals may also affect whether a Contract is kept in-force under the No-Lapse Guarantee, since withdrawals decrease your Accumulated Net Payments.  See No-Lapse Guarantee.

Withdrawals are not allowed while receiving Benefit Payments under the BenefitAccess Rider.  See BenefitAccess Rider.

A Contract returned during the “free-look” period shall be deemed void from the beginning, and not considered a surrender or withdrawal.

Surrender of a Contract

You may surrender your Contract at any time for its Cash Surrender Value (referred to as Net Cash Value in the Contract) while the insured is living.  To surrender your Contract, we may require you to deliver or mail the following items in Good Order to a Service Office: the Contract, a signed request for surrender, and any tax withholding information required under federal or state law. T he Cash Surrender Value will be determined as of the end of the Valuation Period in which a surrender request is received in Good Order at a Service Office.   Surrender of a Contract may have tax consequences.  See Tax Treatment of Contract Benefits.

Additional requirements exist if you are exchanging your Contract for a new one at another insurance company.  We specifically require a properly signed assignment to change ownership of your Contract to the new insurer and a request for surrender, signed by an authorized officer of the new insurer.  The new insurer should submit these documents directly to us by sending them in Good Order to our Service Office.  Generally, we will pay your Contract’s Cash Surrender Value to the new insurer within seven days after all the documents required for such a payment are received in Good Order at our Service Office.

If you surrender the Contract while it is in-force, you may be eligible to receive an Additional Amount upon full surrender of the Contract for its Cash Surrender Value.  The Additional Amount will be equal to the surrender charge as of the date of surrender multiplied by an Additional Amount Factor.

To be eligible for the Additional Amount, the following conditions must be met:

(a)	The Contract must not be in default;
(b)	You must ask for the surrender in a signed written request;
(c)	The surrender must not be the subject of an exchange pursuant to Section 1035 of the United States Internal Revenue Code;
(d)	You must have purchased The Rider for Payment of An Additional Amount Upon Surrender (Enhanced Cash Value Rider).

The Additional Amount will not be available for Contracts that are in default at the end of the grace period and the premium required to bring the Contract out of default has not been paid.

When Proceeds Are Paid

Generally, we will pay any Cash Surrender Value, loan proceeds, or withdrawal within seven days after all the documents required for such a payment are received in Good Order at the office designated to receive that request.  The amount will be determined as of the end of the Valuation Period in which the necessary documents are received in Good Order at the office designated to receive that request.

We may delay payment of proceeds from the Variable Investment Option(s) if the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists.

We have the right to delay payment of the Cash Surrender Value attributable to the Fixed Rate Option for up to six months (or a shorter period if required by applicable law).  Where required by law, we will pay interest at the rate of 3% a year if such a payment is delayed for more than 30 days (or a shorter period if required by applicable law).

LAPSE AND REINSTATEMENT

We will determine the value of the Contract Fund on each Monthly Date.  If the Contract Fund less any applicable surrender charges is zero or less, the Contract is in default unless it remains in-force under a No-Lapse Guarantee, assuming there are no outstanding loans.  See No-Lapse Guarantee.  Separately, if the Contract Debt ever grows to be equal to or more than the Contract Fund less any applicable surrender charges, the Contract will be in default.  Should this happen, we will send you a notice of default setting forth the payment which we estimate will keep the Contract in-force for three months from the date of default.  A 61-day grace period will begin from the date the notice of default is mailed.  Your payment must be received or postmarked within the 61-day grace period or the Contract will end and have no value.  To prevent your Contract from lapsing, your payment must be in Good Order when received at the Payment Office.  A Contract that lapses with an outstanding Contract loan may have tax consequences.  See Tax Treatment of Contract Benefits.  We reserve the right to change the requirements to reinstate a lapsed Contract.

A Contract that ended in default may be reinstated within five years from the date of default, if the following conditions are met:

(a)	We receive a written request for reinstatement;
(b)	Renewed evidence of insurability is provided on the insured;
(c)	Submission of certain payments sufficient to bring the Contract up to date plus a premium that we estimate will cover all charges and deductions for three months from the date of reinstatement; and
(d)	The Insured is living on the date the Contract is reinstated.

The reinstatement date will be the date we approve your request.  We will deduct all required charges from your payment and the balance will be placed into your Contract Fund.  If we approve the reinstatement, we will credit the Contract Fund with an amount equal to the surrender charge applicable as of the date of reinstatement.

TAXES

Tax Treatment of Contract Benefits

This summary provides general information on the federal income tax treatment of the Contract.  It is not a complete statement of what the federal income taxes will be in all circumstances.  It is based on current law and interpretations, which may change.  It does not cover state taxes or other taxes.  It is not intended as tax advice.  You should consult your own tax adviser for complete information and advice.

Treatment as Life Insurance.  The Contract must meet certain requirements to qualify as life insurance for tax purposes.  These requirements include certain definitional tests and rules for diversification of the Contract’s investments.  For further information on the diversification requirements, see Taxation of the Fund in the statement of additional information for the Series Fund.

In order to meet the definition of life insurance rules for federal income tax purposes, the Contract must satisfy one of the two following tests:  (1) Cash Value Accumulation Test or (2) Guideline Premium Test.  At issue, the Contract Owner chooses which of these two tests will apply to their Contract.  This choice cannot be changed thereafter.

Under the Cash Value Accumulation Test, the Contract must maintain a minimum ratio of Death Benefit to cash value. Therefore, in order to ensure that the Contract qualifies as life insurance, the Contract's Death Benefit may increase as the Contract Fund value increases.  The Death Benefit, at all times, must be at least equal to the Contract Fund multiplied by the applicable Attained Age factor.  For example, the Attained Age factors for a male, age 35, nonsmoker, range from 4.81 in the first year to 1.00 at age 121.

Under the Guideline Premium Test, there is a limit as to the amount of premium that can be paid into the Contract in relation to the Death Benefit.  In addition, there is a minimum ratio of Death Benefit to cash value associated with this test.  This ratio, however, is less than the required ratio under the Cash Value Accumulation Test.  Therefore, the Death Benefit required under this test is generally lower than that of the Cash Value Accumulation Test.  The Attained Age factors under the Guideline Premium test are based on the Attained Age of the insured.  For example, the Attained Age factors for an insured age 35 range from 2.50 in the first year to 1.00 at age 121.

The selection of the definition of life insurance test most appropriate for you is dependent on several factors, including the insured’s age at issue, actual Contract earnings, and whether or not the Contract is classified as a Modified Endowment Contract.  In addition, the Guideline Premium Test is required for the definition of life insurance if you choose to have the Overloan Protection Rider.  See Overloan Protection Rider.  You should consult your own tax adviser for complete information and advice with respect to the selection of the definition of life insurance test.

We believe we have taken adequate steps to insure that the Contract qualifies as life insurance for tax purposes.

Generally speaking, this means that:

•	you will not be taxed on the growth of the funds in the Contract, unless you receive a distribution from the Contract, or if the Contract lapses or is surrendered, and

•	the Contract's Death Benefit will generally be income tax free to your beneficiary. However, your Death Benefit may be subject to estate taxes, and

•	we may refuse to accept any payment that increases the Death Benefit by more than it increases the Contract Fund.

Although we believe that the Contract should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Accordingly, we reserve the right to make changes -- which will be applied uniformly to all Contract Owners after advance written notice -- that we deem necessary to insure that the Contract will qualify as life insurance.

The contract may not qualify as life insurance under federal tax law after the Insured has attained  age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the contract after the insured reaches age 100.

Pre-Death Distributions.  The tax treatment of any distribution you receive before the insured’s death depends on whether the Contract is classified as a Modified Endowment Contract.

Contracts Not Classified as Modified Endowment Contracts

•
If you surrender the Contract or allow it to lapse, you will be taxed on the amount you received in excess of the premiums you paid less the untaxed portion of any prior withdrawals.  For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Contract Debt. In other words, you will immediately have taxable income to the extent of gain in the Contract.  Reinstatement of the Contract after lapse will not eliminate the taxable income, which we are required to report to the Internal Revenue Service.  The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

•
Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Contract less the untaxed portion of any prior withdrawals.  However, under some limited circumstances, in the first 15 Contract Years, all or a portion of a withdrawal may be taxed if the Contract Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

•	Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Contract for the purposes of determining whether a withdrawal is taxable.

•
Loans you take against the Contract are ordinarily treated as debt and are not considered distributions subject to tax.  However, you should know that the Internal Revenue Service may take the position that the preferred loan should be treated as a distribution for tax purposes because of the relatively low differential between the loan interest rate and Contract’s crediting rate.  Were the Internal Revenue Service to take this position, we would take reasonable steps to avoid this result, including modifying the Contract’s loan provisions.

Modified Endowment Contracts

•
The rules change if the Contract is classified as a Modified Endowment Contract. The Contract could be classified as a Modified Endowment Contract if premiums in amounts that are too large are paid or a decrease in the Basic Insurance Amount is made (or a rider removed).  We will notify you if a premium or a change in Basic Insurance Amount would cause the Contract to become a Modified Endowment Contract, and advise you of your options.  You should first consult a tax adviser and your Pruco Life representative if you are contemplating any of these steps.

•
If the Contract is classified as a Modified Endowment Contract, then amounts you receive under the Contract before the insured's death, including loans and withdrawals, are included in income to the extent that the Contract Fund before surrender charges exceeds the premiums paid for the Contract increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income.  An assignment of a Modified Endowment Contract is taxable in the same way.  These rules also apply to pre-death distributions, including loans and assignments, made during the two-year period before the time that the Contract became a Modified Endowment Contract.

•
Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10 percent unless the amount is received on or after age 59½, on account of your becoming disabled or as a life annuity.  It is presently unclear how the penalty tax provisions apply to Contracts owned by businesses.

•	All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Contract for purposes of applying these rules.

Investor Control. Treasury Department regulations do not provide specific guidance concerning the extent to which you may direct your investment in the particular Variable Investment Options without causing you, instead of us, to be considered the owner of the underlying assets.  Because of this uncertainty, we reserve the right to make such changes as we deem necessary to assure that the Contract qualifies as life insurance for tax purposes.  Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Withholding.  You must affirmatively elect that no taxes be withheld from a pre-death distribution.  Otherwise, the taxable portion of any amounts you receive will be subject to withholding.  You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number.  You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

Other Tax Considerations.  If you transfer or assign the Contract to someone else, there may be gift, estate and/or income tax consequences.  If you transfer the Contract to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences.  Deductions for interest paid or accrued on Contract Debt or on other loans that are incurred or continued to purchase or carry the Contract may be denied.  Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the insured dies.

BenefitAccess Rider.  The benefits paid under the rider are intended to be treated as accelerated Death Benefits under the Internal Revenue Code Section 101(g)(1).  Accelerated Benefit Payments due to Chronic Illness are subject to limits imposed by the federal government and any amounts received in excess of these limits are includable in gross income.  Federal tax law requires that you receive a Recertification of Chronic Illness every 12 months to retain eligibility for income tax free treatment of benefits.  The rider is not intended to be a qualified long term care insurance contract under section 7702B of the Internal Revenue Code nor is it intended to eliminate the need for insurance of these types.  Any benefit received under the rider may impact the recipient’s eligibility for Medicaid or other government benefits.  In some circumstances, accelerated benefits paid under the rider may be taxable as income.  The exclusion from income tax for accelerated Death Benefits does not apply to any amounts paid to a Contract Owner other than the insured if the Contract Owner has an insurable interest with respect to the life of the insured by reason of the insured being an officer, employee or director of the Contract Owner or by reason of the insured being financially interested in any trade or business carried on by the Contract Owner.  In addition, special rules apply to determine the taxability of benefits when there is more than one Contract providing accelerated benefits on account of Chronic Illness and/or other insurance policies on the insured that will pay similar benefits, and more than one Contract Owner.  We do not provide tax advice.  We advise you to seek the help of a professional tax advisor for assistance with any questions you may have.

Business-Owned Life Insurance.  If a business, rather than an individual, is the owner of the Contract, there are some additional rules.  Business Contract Owners generally cannot deduct premium payments.  Business Contract Owners generally cannot take tax deductions for interest on Contract Debt paid or accrued after October 13, 1995.  An exception permits the deduction of interest on Contract loans on Contracts for up to 20 key persons.  The interest deduction for Contract Debt on these loans is limited to a prescribed interest rate and a maximum aggregate loan amount of $50,000 per key insured person.  The corporate alternative minimum tax also applies to business-owned life insurance.  This is an indirect tax on additions to the Contract Fund or Death Benefits received under business-owned life insurance policies.

For business-owned life insurance coverage issued after August 17, 2006, Death Benefits will generally be taxable as ordinary income to the extent it exceeds cost basis.  Life insurance Death Benefits will continue to be generally income tax free if, prior to Contract issuance, the employer provided a prescribed notice to the proposed insured/employee, obtained the employee's consent to the life insurance, and one of the following requirements is met: (a) the insured was an employee at any time during the 12-month period prior to his or her death; (b) the insured was a director or highly compensated employee or individual (as defined in the Code) at the time the Contract was issued; or (c) the Death Benefits are paid to the insured's heirs or his or her designated beneficiaries (other than the employer), either directly as a Death Benefit or received from the purchase of an equity (or capital or profits) interest in the applicable contract holder.  Annual reporting and record keeping requirements will apply to employers maintaining such business-owned life insurance.

DISTRIBUTION AND COMPENSATION

Pruco Securities, LLC (“Prusec”), an indirect wholly-owned subsidiary of Prudential Financial, acts as the principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (FINRA). (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec’s principal business address is 751 Broad Street, Newark, New Jersey 07102.  Prusec serves as principal underwriter of the individual variable insurance Contracts issued by us.  The Contract is sold by registered representatives of Prusec who are also our appointed insurance agents under state insurance law.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.  Prusec received gross distribution revenue for its variable life insurance products of $81,216,863 in 2014, $58,142,132 in 2013, and $56,178,356 in 2012.  Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $ 2,359,868 in 2014, $2,192,800 in 2013, and $2,168,552 in 2012.  Prusec offers the Contract on a continuous basis.

Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Exchange Act and/or entities that are exempt from such registration (“firms”) according to one or more schedules.  The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.   Compensation is based on a premium value referred to as the Commissionable Target Premium.  The Commissionable Target Premium is equal to the first year's surrender charge (which is found in your Contract d ata pages) divided by the Percentage of Sales Load Target Premium at start of year one from the table in the Surrender Charges section of this prospectus.  The Commissionable Target Premium will vary by issue age, sex, smoker/nonsmoker, substandard rating class, and any riders selected by the Contract Owner.  For Type B Death Benefit Contracts, the Commissionable Target Premium, Sales Load Target Premium and Surrender Charge Target Premiums will vary from Contracts with Type A or Type C Death Benefit.

Broker-dealers will receive compensation of up to 122% of premiums received in the first 24 months following the Contract Date on total premiums received since issue up to the first year’s Commissionable Target Premium, up to 4.2 % on premiums received in excess of the first year's Commissionable Target Premium.  Broker-dealers will receive compensation up to 6% of the Commissionable Target Premium received in Contract Years two through four and up to 4% of the Commissionable Target Premium received in years five through 10.  Moreover, broker-dealers will receive compensation up to 3% on premiums received in years two through four and up to 2.5% on premiums received in years five through 10 to the extent that premiums paid in any year exceed the Commissionable Target Premium.

Prusec registered representatives who sell the Contract are also our life insurance agents, and may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer such as conferences, trips, prizes and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

In addition, in an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and/or administrative and/or other services they provide to us or our affiliates.  To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

A list of the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2014) that received payment or accrued a payment amount with respect to variable product business during 2014 may be found in the Statement of Additional Information.  The least amount paid or accrued and the greatest amount paid or accrued during 2014 were $2.00 and $5,383,568 , respectively.

While compensation is generally taken into account as an expense in considering the charges applicable to a variable life insurance product, any such compensation will be paid by us, and will not result in any additional charge to you or to the Separate Account.  Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.

LEGAL PROCEEDINGS

Litigation and Regulatory Matters

Pruco Life is subject to legal and regulatory actions in the ordinary course of our business.  Pending legal and regulatory actions include proceedings specific to Pruco Life and proceedings generally applicable to business practices in the industry in which we operate.  Pruco Life is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers.  Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In some of the pending legal and regulatory actions, plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.  In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.  In some of Pruco Life’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages.  The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

Pruco Life establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated.  For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed.  As of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable.  Pruco Life reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

Pruco Life’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted.  It is possible that Pruco Life’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period.  In light of the unpredictability of Pruco Life’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life’s financial position.  Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Separate Account; the ability of Pruco Securities to perform its contract with the Separate Account; or Pruco Life's ability to meet its obligations under the Contracts.

FINANCIAL STATEMENTS

Our audited consolidated financial statements are shown in the Statement of Additional Information to this prospectus and should be considered only as bearing upon our ability to meet its obligations under the Contract.

The Account’s audited financial statements are available in the Statement of Additional Information to this prospectus.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC under the Securities Act of 1933, relating to the offering described in this prospectus.  This prospectus does not include all the information set forth in the registration statement.  Certain portions have been omitted pursuant to the rules and regulations of the SEC.  The omitted information may, however, be obtained from the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549, or by telephoning (202) 551-8090, upon payment of a prescribed fee.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household ("householding"), in lieu of sending a copy to each Contract Owner that resides in the household.  You should be aware that you can revoke or "opt out" of householding at any time by calling 1-877-778-5008.

Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life delivers this prospectus to contract owners that reside outside of the United States.

You may contact us for further information at the address and telephone number inside the front cover of this prospectus. For service or questions about your Contract, please contact our Service Office at the phone number on the back cover or at P.O. Box 7390, Philadelphia, Pennsylvania 19176.

Cyber Security Risks
We provide more information about cyber security risks associated with this Contract in the Statement of Additional Information.

DEFINITIONS OF SPECIAL TERMS
USED IN THIS PROSPECTUS

Activities of Daily Living (ADLs) - refer to basic human functional abilities including
1.      Bathing - which means washing oneself by sponge bath or in either a tub or shower.
2.      Continence - which means the ability to maintain control of bowel or bladder function or, when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene, including caring for a catheter or colostomy bag.
3.      Dressing - which means putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs. Dressing does not include putting on or tying shoes.
4.      Eating - which means feeding oneself by getting food into the body from a receptacle, such as a plate, cup, or table or by feeding tube or intravenously.  Eating does not include preparing a meal.
5.      Toileting - which means getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
6.      Transferring - which means moving into or out of a bed, chair or wheelchair.  Transferring does not include the task of getting into and out of the tub or shower.

Additional Amount - An amount equal to the Contract’s surrender charge multiplied by an Additional Amount Factor, which may be payable if you surrender the Contract while it is in-force and the conditions described in Surrender of a Contract, are met.

Accumulated Net Payments - The actual premium payments you make, accumulated at an effective annual rate of 4%, less any withdrawals you make, also accumulated at an effective annual rate of 4%.

Attained Age - The insured's age on the Contract Date plus the number of years since then.

Basic Insurance Amount - The total amount of life insurance as shown in the Contract and no riders.

Benefit Payment – The periodic or lump sum payment of the accelerated benefit.

Benefit Period - Under the Chronic Illness Option of the BenefitAccess Rider, a period of time not to exceed twelve consecutive months.

Benefit Year – Under the Chronic Illness Option of the BenefitAccess Rider, a period of twelve months that begins on the Monthly Date on or following the date you have satisfied all conditions for eligibility, including Recertification.  Subsequent Benefit Years will begin no earlier than the end of the current Benefit Year.

Cash Surrender Value - The amount payable to the Contract Owner upon surrender of the Contract.  It is equal to the Contract Fund minus any Contract Debt and minus any applicable surrender charge, plus any Additional Amount upon surrender .  Also referred to in the Contract as “Net Cash Value.”

Chronically Ill – An insured has been certified by a Licensed Health Care Practitioner as the following:
1. being unable to perform (without Substantial Assistance from another individual) at least two Activities for Daily Living (“ADLs”) for a period of at least 90 days due to a loss of functional capacity; or
2. requiring substantial supervision from another individual to protect such individual from threats to health and safety due to a Severe Cognitive Impairment; and
3. needing services pursuant to a Licensed Health Care Practitioner’s Plan of Care as set forth in Written Certification or Re-certification; and
4. is not expected to recover from the Chronic Illness.

Contract - The variable universal life insurance Contract described in this prospectus.

Contract Anniversary - The same date as the Contract Date in each later year.

Contract Date - The date the Contract is effective, as specified in the Contract.

Contract Debt - The principal amount of all outstanding loans plus any interest accrued thereon.

Contract Fund - The total amount credited to a specific Contract.  On any date it is equal to the sum of the amounts in all the Variable Investment Options and the Fixed Rate Option, and the principal amount of any Contract Debt plus any interest earned thereon.

Contract Owner - You.  Unless a different owner is named in the application, the owner of the Contract is the insured.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.

Daily Benefit Limit Compound Rate - An interest rate used in conjunction with the Initial Daily Benefit Limit for determining the maximum monthly benefit payable under the Chronic Illness Option of the BenefitAccess Rider.

Death Benefit - If the Contract is not in default, this is the amount we will pay upon the death of the insured, assuming no Contract Debt.

Fixed Rate Option - An investment option under which interest is accrued daily at a rate that we declare periodically, but not less than an effective annual rate of 1%.  Also referred to in the Contract as fixed investment option.

Fund/Portfolio/Variable Investment Options - These are terms that may be used interchangeably and represent the underlying investments held in the Separate Account which you may select for your Contract.

Good Order - An instruction utilizing such forms, signatures, and dating as we require, which is sufficiently clear and complete and for which we do not need to exercise any discretion to follow such instructions.

Initial Daily Benefit Limit – The per diem limit in effect on the Contract Date and used in the calculation of the maximum monthly benefit payable under the Chronic Illness Option of the BenefitAccess Rider.

Licensed Health Care Practitioner – A physician, residing and practicing in the United States, legally authorized to practice medicine by the state in which he/she performs such function or action and who is acting within the scope of his/her license when he/she performs such function.  May not be the insured, the Contract Owner, or a family member of the insured or Contract Owner.

Lifetime Benefit Amount - The maximum amount that can be accelerated during the lifetime of the insured under the Chronic Illness Option of the BenefitAccess Rider.  For purposes of Benefit Payments, it is fixed at time of initial claim.

Limited No-Lapse Guarantee Premiums - Premiums that, if paid at the beginning of each Contract Year, will keep a Type A or a Contract with a Type B (variable) Death Benefit in-force until the insured's Attained Age 75, or if later, during the first 10 Contract Years, regardless of investment performance and assuming no loans or withdrawals.

Maximum Monthly Benefit Payment – The maximum amount that may be paid to you on a monthly basis once a claim has been approved under the Chronic Illness Option of the BenefitAccess Rider.  This payment amount will be recalculated at the beginning of every Benefit Year.

Monthly Benefit Percent - The maximum allowable percentage of the Lifetime Benefit Amount that may be paid in a given month under the Chronic Illness Option of the BenefitAccess Rider.

Monthly Date - The Contract Date and the same date in each subsequent month.

No-Lapse Guarantee - Sufficient premium payments, on an accumulated basis, will guarantee that your Contract will not lapse for a specified duration and a Death Benefit will be paid upon the death of the insured, regardless of investment experience and assuming no loans or withdrawals.

Payment Office - The office at which we process premium payments, loan payments, and payments to bring your Contract out of default.  Your correspondence will be picked up at the address on your bill to which you are directed to send these payments and then delivered to our Payment Office.  For items required to be sent to our Payment Office, your correspondence is not considered received by us until it is received at our Payment Office.  Where this Prospectus refers to the day when we receive a premium payment, loan payment or a payment to bring your Contract out of default, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Payment Office.  There are two main exceptions: if the item is received at our Payment Office (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Plan of Care – A written plan for care designed especially for a Chronically Ill individual by a Licensed Health Care Practitioner.  The Plan of Care should recommend the frequency and type of Services most suitable to meet the Chronically Ill individual’s need for substantial assistance or substantial supervision and the most appropriate type of providers for such Services.

Pruco Life Insurance Company - Pruco Life, us, we, our.  The company offering the Contract.

Recertification – Written documentation in a form satisfactory to us completed by a Licensed Health Care Practitioner, at your or the insured’s expense, certifying that the insured continues to meet all eligibility requirements.  Recertification must be received prior to the start of each Benefit Year following the initial Benefit Year in order to continue receiving Benefit Payments under the Chronic Illness Option of the BenefitAccess Rider.

Sales Load Target Premium - A premium that is used to determine sales load based on issue age and rating class of the insured, and any extra risk charges or riders, if applicable.

Separate Account - Amounts under the Contract that are allocated to the Fund held by us in a Separate Account called the Pruco Life Variable Universal Account (the "Account" or the "Registrant").  The Separate Account is set apart from all of our  general assets.  Thus, such assets that are held in support of client accounts are not chargeable with liabilities arising out of any other business Pruco Life Insurance Company conducts.

Service Office - The office at which we process allocation change requests, withdrawal requests, surrender requests, transfer requests, ownership change requests and assignment requests.  Correspondence with our Service Office should be sent to P.O. Box 7390, Philadelphia, Pennsylvania 18176. Your correspondence will be picked up at this address and then delivered to our Service Office.  For requests required to be sent to our Service Office, your request is not considered received by us until it is received at our Service Office.  Where this Prospectus refers to the day when we receive a request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in Good Order at our Service Office or via the appropriate telephone number, fax number, or website if the item is a type we accept by those means.  There are two main exceptions: if the request is received (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

Services – The necessary diagnostic, preventive, curing, treating, mitigating and rehabilitative services, and maintenance or personal care services which are required by a Chronically Ill individual and are provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner.

Severe Cognitive Impairment – A deficiency in a person’s short-term or long-term memory, orientation as to person, place, and time, deductive or abstract reasoning, or judgment as it relates to safety awareness, and that places the person at risk of harming himself/herself or others without substantial supervision.

Short Term No-Lapse Guarantee Premiums -Premiums that, if paid at the beginning of each Contract Year, will keep the Contract in-force during the first eight Contract Years (six Contract Years for issue ages 60 and above), regardless of investment performance and assuming no loans or withdrawals.

Substantial Assistance – Hands-on assistance from another person without which an individual receiving such assistance would be unable to perform the Activity of Daily Living.  Hands-on assistance means the direct physical assistance of another person.

Substantial Supervision – Requiring continual supervision by another person to protect the individual from threats to health or safety due to Severe Cognitive Impairment and may include cueing by verbal prompting, gestures, or other similar demonstrations.

Terminally Ill – The insured has a medical condition that is reasonably expected to result in the insured’s death within six months or less.

Valuation Period - The period of time from one determination of the value of the amount invested in a Variable Investment Option to the next. Such determinations are made when the net asset values of the Variable Investment Options are calculated, which would be as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time).

Written Certification – Written documentation in a form satisfactory to us from a Licensed Health Care Practitioner, at your or the insured’s expense, certifying that the insured is Terminally Ill or Chronically Ill.  Certification for a Chronically Ill insured must indicate whether the insured has a Plan of Care.

To Learn More About PruLife® Custom Premier II

The Statement of Additional Information (SAI) is legally a part of this prospectus, both of which are filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933, Registration No. 333-112808.  The SAI contains additional information about the Pruco Life Variable Universal Account.  All of these filings can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the public reference room may be obtained by calling the Commission at (202) 551-8090.  The SEC also maintains a Web site (http://www.sec.gov) that contains the PruLife® Custom Premier II SAI, material incorporated by reference, and other information about us.  Copies of these materials can also be obtained, upon payment of duplicating fees, from the SEC’s Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549.

You can call us at 1-800-944-8786 to ask us questions, request information about the Contract, and obtain copies of the SAI, and personalized illustrations, without charge, or other documents.  You can also view the SAI located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us at:

Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey  07102

Investment Company Act of 1940: Registration No. 811-05826

Appendix A: State Availability or Variations of Certain Features and Riders

State	Rider or Feature	Availability or Variation
CT	Exchange of Contract
Within eighteen months of the issue date, you may exchange this Contract for a new contract of fixed benefit insurance on the insured's life.  You will not have to prove to us that the insured is insurable.  When we use the term “new contract” we mean the contract for which this Contract may be exchanged.

Your right to make this exchange is subject to all these conditions: (1) You must ask for the exchange in writing in a form that meets our needs. (2) You must surrender the Contract to us. (3) We must have your request in Good Order and the Contract at our Service Office while the Contract is in-force and has not lapsed. (4) You must pay back any Contract debt under this contract, to the extent it may exceed the loan value of the new contract. (5) You must pay any other charges required for the exchange.

The exchange date will be the later of: (1) the date we receive the Contract and your request in Good Order at our Service Office; and (2) the date we receive the payment, if any, required for the exchange. The new contract will take effect on the exchange date only if the insured is then living.  If the new contract takes effect, the Contract will end just before the exchange date.

The new contract will be a fixed benefit individual life plan we or our parent company, The Prudential Insurance Company of America, would regularly issue on that date for the same rating class, amount, issue age and sex.  It will have a Basic Insurance Amount equal to the Basic Insurance Amount of this one.  It will have the same Contract date and issue age as this Contract and be in the same rating class.

There will be a charge or allowance for the exchange.  We compute two amounts, A  and B, as described below.  If A exceeds B, then the difference is the charge we require for the exchange.  If B exceeds A, then the difference is the allowance we grant for the exchange.

• A is the accumulation, at 6%, of the new contract's premium from their due dates to  the exchange date.
• B is this Contract's Cash Surrender Value on the exchange date plus the premium adjustments and monthly charges deducted under this Contract for the Contract and any benefit that is in both contracts.

CT	BenefitAccess Rider
Under Conditions for Eligibility of Benefit Payments for the Terminal Illness Option, (f) is replaced with the following:

(f) We reserve the right to set a minimum on the amount of the Death Benefit you may exercise under the option of no more than 25% of the Basic Insurance Amount of the Contract.

Under Conditions for Eligibility of Benefit Payments for the Chronic Illness Option, (c) is replaced with the following:

(c) We must receive Written Certification by a Licensed Health Care Practitioner, prior to the start of every Benefit Year, that the insured is Chronically Ill and has been confined for at least six months in the insured’s place of residence or any institution that provides the necessary services, and is expected to remain there for the rest of his or her life;

Under Conditions for Eligibility of Benefit Payments for the Chronic Illness Option, the following paragraph is deleted:

“We reserve the right to complete, at our discretion and expense, a personal interview with and an assessment of the insured, which may include examination or tests by a Licensed Health Care Practitioner of our choice, while a claim is pending or during a Benefit Period, to ensure that the insured is Chronically Ill.  If there is a difference in opinion between the insured’s Licensed Health Care Practitioner and ours, eligibility will be determined by a third medical opinion provided by a Licensed Health Care Practitioner who is mutually agreed upon by the insured and us.”

Under Benefit Payments for the Terminal Illness Option, item (3) is replaced with the following:

(3) an interest rate no greater than the statutory maximum policy loan interest rate at the time the benefit is accelerated.

The definition of Licensed Health Care Practitioner in the Definitions of Special Terms Used in This Prospectus includes Advanced Practice Registered Nurse.

Any reference to Plan of Care in the Definitions of Special Terms Used in This Prospectus is deleted.

i

CT	Living Needs BenefitSM Rider
The Nursing Home Option is not available.

Only a partial acceleration of the Death Benefit is allowed.  The maximum amount that may be accelerated is 75%.

Certification of Terminal Illness can be performed by a licensed physian or Advanced Practive Registered Nurse.

The following sentence is deleted:

“No benefit will be payable if you are required to elect it in order to meet the claims of creditors or to obtain a government benefit.”

The definition of Licensed Health Care Practitioner in the Definitions of Special Terms Used in This Prospectus includes Advanced Practice Registered Nurse.

DC	Living Needs BenefitSM Rider	The Nursing Home Option is not available.
FL	BenefitAccess Rider	Fee for exercising the Terminal Illness Option is $100. The term Licensed Health Care Practitioner is replaced with Licensed Physician.
FL	Living Needs BenefitSM Rider	Fee for exercising the rider is $100. The Nursing Home Option is not available.
KY	Living Needs BenefitSM Rider
The Living Needs Benefit allows you to elect to receive an accelerated payment of all of the Contract's Death Benefit, adjusted to reflect current value.  Partial acceleration of the Death Benefit is not allowed.

ii

MA	Accidental Death Benefit Rider	Not available.
MA	Living Needs BenefitSM Rider	The Nursing Home Option is not available.
MI	Living Needs BenefitSM Rider	The Nursing Home Option is referred to as “Option A” and the Terminal Illness Option is referred to as “Option B.”
MN	Living Needs BenefitSM Rider	Unless converting from a Contract with an existing rider, the rider is not available for the first Contract Year for insureds 65 and older.
MT	Unisex Rates	Unisex rates apply. Any reference to sex throughout the prospectus is not applicable.
ND	Suicide Exclusion
Generally, if the insured, whether sane or insane, dies by suicide within one year from the Contract Date, the Contract will end and we will return the premiums paid, less any Contract Debt, and less any withdrawals.

NM	Accidental Death Benefit Rider	A death resulting from injury must occur no more than 180 days after the injury.
OH	Living Needs BenefitSM Rider
The Living Needs Benefit allows you to elect to receive an accelerated payment of all of the Contract's Death Benefit, adjusted to reflect current value.  Partial acceleration of the Death Benefit is not allowed.

PA	Accidental Death Benefit Rider	The following sentence is deleted: “A death resulting from injury must occur no more than 90 days after the injury.”
OR	Accidental Death Benefit Rider	A death resulting from injury must occur no more than 180 days after the injury.
UT	Accidental Death Benefit Rider	A death resulting from injury must occur no more than 180 days after the injury.
WA	Accidental Death Benefit Rider	A death resulting from injury must occur no more than one year after the injury.
WA	Living Needs BenefitSM Rider	Not available.

iii

PART B:

INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

The date of this Statement of Additional and of the related prospectuses is May 1, 2015.

Pruco Life Variable Universal Account (the Account)
Pruco Life Insurance Company

PruLife® Custom Premier II

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

This Statement of Additional Information is not a prospectus.  Please review the PruLife® Custom Premier II prospectus (the “prospectus”), which contains information concerning the Contracts described above.  You may obtain a copy of the prospectus without charge by calling us at 1-800-944-8786.  You can also view the Statement of Additional Information located with the prospectus at www.prudential.com/eprospectus, or request a copy by writing to us.  The defined terms used in this Statement of Additional Information are as defined in the prospectus.

 Pruco Life Insurance Company
213 Washington Street
Newark, New Jersey 07102

TABLE OF CONTENTS
Page
GENERAL INFORMATION AND HISTORY	1
Description of Pruco Life Insurance Company	1
Control of Pruco Life Insurance Company	1
State Regulation	1
Records	1
Services and Third Party Administration Agreements	1
Cyber Security	2
INITIAL PREMIUM PROCESSING	2
ADDITIONAL INFORMATION ABOUT OPERATION OF CONTRACTS	3
Legal Considerations Relating to Sex-Distinct Premiums and Benefits	3
How a Type A (Fixed) Contract's Death Benefit Will Vary	3
How a Type B (Variable) Contract's Death Benefit Will Vary	4
How a Type C (Return of Premium) Contract’s Death Benefit Will Vary	5
Reports to Contract Owners	6
UNDERWRITING PROCEDURES	7
ADDITIONAL INFORMATION ABOUT CHARGES	7
Charges for Increases in Basic Insurance Amount	7
ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT	7
DISTRIBUTION AND COMPENSATION	7
EXPERTS	9
PERFORMANCE DATA	10
Average Annual Total Return	10
Non-Standard Total Return	10
Money Market Yield	10
FINANCIAL STATEMENTS	11

GENERAL INFORMATION AND HISTORY

Description of Pruco Life Insurance Company

Pruco Life Insurance Company ("Pruco Life", “us”, “we”, or “our”) is a stock life insurance company, organized on December 23, 1971 under the laws of the State of Arizona.  It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.  Pruco Life’s principal Executive Office is located at 213 Washington Street, Newark, New Jersey 07102.

Control of Pruco Life Insurance Company

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a New Jersey stock life insurance company that has been doing business since October 13, 1875.  Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company for financial services businesses offering a wide range of insurance, investment management, and other financial products and services.  The Principal Executive Office of Prudential and Prudential Financial is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.

As Pruco Life’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Pruco Life and Prudential.  However, neither Prudential Financial, Prudential, nor any other related company has any legal responsibility to pay amounts that Pruco Life may owe under the Contract.

State Regulation

Pruco Life is subject to regulation and supervision by the Department of Insurance of the State of Arizona, which periodically examines its operations and financial condition.  It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business.

Pruco Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, Pruco Life is required to file with Arizona and other jurisdictions, a separate statement with respect to the operations of all of its variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

Records

We maintain all records and accounts relating to the Account at our Principal Executive Office.  As presently required by the Investment Company Act of 1940, as amended, and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to you semi-annually at your last address known to us.

Services and Third Party Administration Agreements

Pruco Life and Prudential have entered into a Service Agreement pursuant to which Prudential furnishes to Pruco Life various services, including preparation, maintenance, and filing of accounts, books, records, and other documents required under federal or state law, and various other accounting, administrative, and legal services, which are customarily performed by the officers and employees of Prudential.  Pruco Life reimburses Prudential for its costs in providing such services.  Under this Agreement, Pruco Life has reimbursed Prudential $ 86,644,753 in 2014, $46,570,355 in 2013, and $35,198,133 in 2012, of which the life business accounted for $ 23,446,978 , $5,619,900, and $4,197,463, respectively.

Under this Agreement, Prudential furnishes Pruco Life the same administrative support services that it provides in the operation of its own business with regard to the payment of death claim proceeds by way of Prudential’s Alliance Account.  As soon as the Pruco Life death claim is processed, the beneficiaries are furnished with an information kit that describes the settlement option and a check book on which they may write checks.

Our individual life reinsurance treaties covering PruLife® Custom Premier II Contracts provide for the reinsurance of the mortality risk on a Yearly Renewable Term basis.  Reinsurance is on a first-dollar quota share basis, with Pruco Life retaining 10% of the face amount, up to a limit of $100,000 per Contract, and the remainder is reinsured by Prudential.  Prudential then reinsures some portion of this business with various reinsurers.

1

TransCentra, Inc. ("TransCentra"), formerly, Regulus Group, LLC, is a billing and payment services provider for Prudential, Pruco Life Insurance Company ("Pruco Life"), and Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). TransCentra received $1,718,271 in 2014, $1,857,429 in 2013, and $2,043,400 in 2012 from Prudential for services rendered.  TransCentra's principal business address is 4855 Peachtree Industrial Blvd, STE 245, Norcross, GA 30092.

Cyber Security

With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences.  These risks are heightened by our offering of products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs.  Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches that could impact us and our Contract Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers to us.  Cyber security failures originating with any of the entities involved with the offering and administration of the Contract may cause significant disruptions in the business operations related to the Contract.  Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (NAV) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against.  Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

INITIAL PREMIUM PROCESSING

In general, the invested portion of the minimum initial premium will be placed in the Contract Fund as of the later of the Contract Date and the date we receive the premium in Good Order.

Upon receipt of a request for life insurance from a prospective Contract owner, Pruco Life will follow certain insurance underwriting (i.e., evaluation of risk) procedures designed to determine whether the proposed Insured is insurable.  The process may involve such verification procedures as medical examinations and may require that further information be provided by the proposed Insured before a determination can be made.  A Contract cannot be issued, (i.e., physically issued through Pruco Life’s computerized issue system) until this underwriting procedure has been completed.

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These processing procedures are designed to provide temporary life insurance coverage to every prospective Contract owner who pays the minimum initial premium at the time the request for coverage is submitted, subject to the terms of the Limited Insurance Agreement.  Since a Contract cannot be issued until after the underwriting process has been completed, we will provide temporary life insurance coverage through use of the Limited Insurance Agreement. This coverage is for the total Death Benefit applied for, up to the maximum described by the Limited Insurance Agreement.

The Contract Date is the date specified in the Contract.  This date is used to determine the insurance age of the proposed insured.  It represents the first day of the Contract year and therefore determines the Contract Anniversary and Monthly Dates.  It also represents the commencement of the suicide and contestable periods for purposes of the Basic Insurance Amount.

If the minimum initial premium is paid with the application and no medical examination is required, the Contract Date will ordinarily be the date of the application.  If a delay is encountered (e.g., if a request for further information is not met promptly), generally, the Contract Date will be 21 days prior to the date on which the Contract is physically issued.  If a medical examination is required, the Contract Date will ordinarily be the date the examination is completed, subject to the same qualification as that noted above.

If the premium paid with the application is less than the minimum initial premium, the Contract Date will be determined as described above.  The balance of the minimum initial premium amount will be applied as of the later of the Contract Date and the date premiums were received in Good Order.

If no premium is paid with the application, the Contract Date will be the Contract Date stated in the Contract, which will generally be the date the minimum initial premium is received in Good Order from the Contract Owner and the Contract is delivered.

There is one principal variation from the foregoing procedure.  If permitted by the insurance laws of the state in which the Contract is issued, the Contract may be backdated up to six months.

In situations where the Contract Date precedes the date that the minimum initial premium is received, charges due prior to the initial premium receipt date will be deducted immediately after the net premium has been applied to the Contract Fund.

ADDITIONAL INFORMATION ABOUT
OPERATION OF CONTRACTS

Legal Considerations Relating to Sex-Distinct Premiums and Benefits

The Contract generally employs mortality tables that distinguish between males and females.  Thus, premiums and benefits differ under Contracts issued on males and females of the same age.  However, in those states that have adopted regulations prohibiting sex-distinct insurance rates, premiums and cost of insurance charges will be based on male rates, whether the insureds are male or female.  In addition, employers and employee organizations considering purchase of a Contract should consult their legal advisers to determine whether purchase of a Contract based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

How a Type A (Fixed) Contract's Death Benefit Will Vary

There are three types of Death Benefit available under the Contract:  (1) Type A, a generally fixed Death Benefit; (2) Type B, a variable Death Benefit; and (3) Type C, a return of premium Death Benefit.  A Type C (return of premium) Death Benefit generally varies by the amount of premiums paid, a Type B (variable) Death Benefit varies with investment performance, and a Type A (fixed) Death Benefit does not vary unless it must be increased to comply with the Internal Revenue Code's definition of life insurance.

Under the Type A (fixed) Contract, the Death Benefit is generally equal to the Basic Insurance Amount, before the reduction of any Contract Debt.  If the Contract is kept in-force for several years, depending on how much premium you pay, and/or if investment performance is reasonably favorable, the Contract Fund may grow to the point where we will increase the Death Benefit in order to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

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Assuming no Contract Debt, the Death Benefit of a Type A (fixed) Contract will always be the greater of:

(1)	the Basic Insurance Amount; and

(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

A listing of Attained Age factors can be found on your Contract d ata pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates at different ages how the Attained Age factor affects the Death Benefit for different Contract Fund amounts.  The table assumes a $250,000 Type A (fixed) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

Type A (Fixed) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$250,000 $303,000* $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$250,000 $263,750* $316,500*
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$250,000 $264,000* $297,000*
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 60, and the Contract Fund is $150,000, the Death Benefit will be $316,500, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $2.11.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.

How a Type B (Variable) Contract's Death Benefit Will Vary

Under the Type B (variable) Contract, while the Contract is in-force, the Death Benefit will never be less than the Basic Insurance Amount, before the reduction of any Contract Debt, but will also vary immediately after it is issued, with the investment results of the selected Variable Investment Options.  The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code's definition of life insurance.

Assuming no Contract Debt, the Death Benefit of a Type B (variable) Contract will always be the greater of:

(1)	the Basic Insurance Amount plus the Contract Fund before the deduction of any monthly charges due on that date; and

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(2)	the Contract Fund before the deduction of any monthly charges due on that date, multiplied by the Attained Age factor that applies.

For purposes of computing the Death Benefit, if the Contract Fund is less than zero, we will consider it to be zero.  A listing of Attained Age factors can be found on your Contract Data pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract Owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type B (variable) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

Type B (Variable) Death Benefit

If		Then
The insured is age	and the Contract Fund is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$ 25,000 $ 75,000 $100,000	4.04 4.04 4.04	101,000 303,000 404,000	$275,000 $325,000 $404,000*
60 60 60	$ 75,000 $125,000 $150,000	2.11 2.11 2.11	158,250 263,750 316,500	$325,000 $375,000 $400,000
80 80 80	$150,000 $200,000 $225,000	1.32 1.32 1.32	198,000 264,000 297,000	$400,000 $450,000 $475,000
*  Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the Contract Fund is $100,000, the Death Benefit will be $404,000, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.

How a Type C (Return of Premium) Contract’s Death Benefit Will Vary

For Contracts issued on Contract Forms VUL-2004, VUL-2005, and VUL-2008, under the Type C (return of premium) Contract, while the Contract is in-force, the Death Benefit will vary by the amount of premiums paid, less any withdrawals, both accumulated with interest at the rate(s) chosen by the Contract Owner and shown in the Contract Data pages.  The interest rate will range from 0% to 8%; in ½% increments.  For Type C Contracts issued on Contract Forms VUL-2013, VUL-2014, VUL-2015, ICC14 VUL-2014, and ICC15 VUL-2015, the total premiums, less withdrawals, is not accumulated with interest.  (Contract Form numbers may be followed by a state and /or other code.  Your Contract's form number is located in the lower left-hand corner on the first page of your Contract.)

For all Contracts, the Death Benefit on a Type C Contract is limited to the Basic Insurance Amount plus an amount equal to: the Contract Fund plus the Type C Limiting Amount (the sum of the initial Basic Insurance Amount plus any initial Target Term Rider coverage amount) multiplied by the Type C Death Benefit Factor, both located in the Contract Limitations section of your Contract.  The Death Benefit may be increased to ensure that the Contract will satisfy the Internal Revenue Code’s definition of life insurance.  Unlike Type A and Type B Contracts, the Death Benefit of a Type C Contract may be less than the Basic Insurance Amount in the event total withdrawals are greater than total premiums paid.

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Assuming no Contract Debt, the Death Benefit of a Type C (return of premium) Contract will always be the lesser of:

(1)
the Basic Insurance Amount plus the total premiums paid into the Contract less any withdrawals, both accumulated with interest at the rate(s) displayed in the Contract d ata pages (for Contracts issued on Contract Forms VUL-2013, VUL-2014, VUL-2015, ICC14 VUL-2014, and ICC15 VUL-2015, the rate is zero and is not displayed in the C ontract data pages); and

(2)
the Basic Insurance Amount plus the Contract Fund before deduction of any monthly charges due on that date plus the product of the Type C Limiting Amount multiplied by the Type C Death Benefit Factor, both found in the Contract Limitations section of the Contract d ata pages.

However, if the product of the Contract Fund, before any monthly charges, multiplied by the Attained Age factor is greater than either (1) or (2), described above, then it will become the Death Benefit.

A listing of Attained Age factors can be found on your Contract d ata pages.  The latter provision ensures that the Contract will always have a Death Benefit large enough so that the Contract will be treated as life insurance for tax purposes under current law.  Before the Contract is issued, the Contract owner may choose between two methods that we use to determine the tax treatment of the Contract.

The following table illustrates various Attained Age factors and Contract Funds and the corresponding Death Benefits. The table assumes a $250,000 Type C (return of premium) Contract was issued when the insured was a male nonsmoker, age 35, and there is no Contract Debt.

Type C (Return of Premium) Death Benefit

If			Then
the insured is age	and the Contract Fund is	and the premium paid less any withdrawals is	the Attained Age factor is**	the Contract Fund multiplied by the Attained Age factor is	and the Death Benefit is
40 40 40	$25,000 $75,000 $100,000	$15,000 $60,000 $80,000	4.04 4.04 4.04	101,000 303,000 404,000	$265,000 $310,000 $404,000*
60 60 60	$75,000 $125,000 $150,000	$ 60,000 $100,000 $125,000	2.11 2.11 2.11	158,250 263,750 316,500	$310,000 $350,000 $375,000
80 80 80	$150,000 $200,000 $225,000	$125,000 $150,000 $175,000	1.32 1.32 1.32	198,000 264,000 297,000	$375,000 $400,000 $425,000
* Note that the Death Benefit has been increased to comply with the Internal Revenue Code’s definition of life insurance.
** Assumes the Contract owner selected the Cash Value Accumulation Test.  These figures are based on the 2001
   Commissioner's Standard Ordinary ("CSO") Mortality Tables.

This means, for example, that if the insured has reached the age of 40, and the premiums paid less any withdrawals equals $80,000, the Death Benefit will be $404,000, even though the Basic Insurance Amount is $250,000.  In this situation, for every $1 increase in the Contract Fund, the Death Benefit will be increased by $4.04.  We reserve the right to refuse to accept any premium payment that increases the Death Benefit by more than it increases the Contract Fund.  If we exercise this right, in certain situations it may result in the loss of the No-Lapse Guarantee.

Reports to Contract Owners

Once each year, we will send you a statement that provides certain information pertinent to your Contract.  This statement will detail values, transactions made, and specific Contract data that apply only to your particular Contract.

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You will also be sent annual and semi-annual reports of the Funds showing the financial condition of the portfolios and the investments held in each portfolio.

UNDERWRITING PROCEDURES

When you express interest in obtaining insurance from us, you may apply for coverage in one of two ways, via a paper application or through our Worksheet process.  When using the paper application, a registered representative completes a full application and submits it to our underwriting unit to commence the underwriting process.  A registered representative may be an agent/broker who is a representative of Pruco Securities, LLC (“Prusec”), a broker dealer affiliate of Prudential, or in some cases, a broker dealer not directly affiliated with Prudential.

When using the Worksheet process, a registered representative typically collects enough applicant information to start the underwriting process.  The representative will submit the information to our New Business Department to begin processing, which includes scheduling a direct call to the applicant to obtain medical information, and to confirm other data.

Regardless of which of the two underwriting processes is followed, once we receive the necessary information, which may include doctors’ statements, medical examinations from physicians or paramedical vendors, test results, and other information, we will make a decision regarding our willingness to accept the risk, and the price at which we will accept the risk.  We will issue the Contract when the risk has been accepted and priced.

ADDITIONAL INFORMATION ABOUT CHARGES

Charges for Increases in Basic Insurance Amount

Each time you increase your Basic Insurance Amount, we will send you new Contract Data pages showing the amount and effective date of the change and the recomputed charges, values, and limitations.  No transaction charge is currently being made in connection with an increase in Basic Insurance Amount.  However, we reserve the right to make such a charge in an amount of up to $25.

The Sales Load Target Premium is calculated separately for each Coverage Segment.  When premiums are paid, each payment is allocated to each Coverage Segment based on the proportion of the Sales Load Target Premium in each segment to the total Sales Load Target Premiums of all segments.  Currently, the sales load charge for each Coverage Segment is equal to 4% of premiums paid in Contract years one through four and 3% in Contract years five though 10 of the premiums paid in each Contract year up to the Sales Load Target Premium and 3.5% of premiums paid in excess of this amount in Contract years one through four and 2.5% in Contract years five through 10.

Increases in the Basic Insurance Amount are not allowed on Contract Forms VUL-2014, ICC14 VUL-2014, VUL-2015, and ICC15 VUL-2015.  (Contract Form numbers may be followed by a state and/or other code.  Your Contract's form number is located in the lower left-hand corner on the first page of your Contract.)

ADDITIONAL INFORMATION ABOUT CONTRACTS IN DEFAULT

When your Contract is in default, no part of your Contract Fund is available to you.  Consequently, you are not able to take any loans, partial withdrawals or surrenders, or make any transfers among the investment options.  In addition, during any period in which your Contract is in default, you may not change the way in which subsequent premiums are allocated or increase the amount of your insurance by increasing the Basic Insurance Amount of the Contract.

DISTRIBUTION AND COMPENSATION

In an effort to promote the sale of our variable products (which may include the placement of our Contracts on a preferred or recommended company or product list and/or access to a broker-dealer’s registered representatives), we or Prusec may enter into compensation arrangements with certain broker-dealer firms authorized by Prusec to sell the Contract, or branches of such firms, with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing and / or administrative and / or other services they provide to us or our affiliates.  To the extent permitted by applicable rules, laws, and regulations, Prusec may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.  These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms.  You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Contract than for selling a different Contract that is not eligible for these compensation arrangements.

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Pruco Life makes these promotional payments directly to or in sponsorship of the firm (or its affiliated broker/dealers).  Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives.  The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope.

The list below provides the names of the firms (or their affiliated broker/dealers) that we are aware of (as of December 31, 2014) that received payment or accrued a payment amount with respect to variable product business during 2014.  The least amount paid or accrued and the greatest amount paid or accrued during 2014 were $ 2.00 and $ 5,383,568 , respectively.

Name of Firms:

1st Global Capital Corporation; 1st Global Ins Svs Inc; 1ST Global Insurance Agency of MA Inc; 3 Mark Equities Inc; Agency Services of Ar ; Allied Beacon Partners Inc; Allstate Financial Services LLC; Amerian General Ins Agcy Inc; American Equity Investment Corporation; American Express Ins Agency of MA Inc; American Express Ins Agency of TX; American Independent Securities Group LLC; American Investors CO; American Portfolios Fin Svcs INC; Ameriprise Financial Services Inc; Ameritas Investment Corp; Aon Consulting Inc; Arlington Securities Inc; Arque Capital Ltd; Arvest Insurance Inc; Associated Securities Corp; Associates Diversified Brokerage Inc; Ausdal Financial Partners Inc; Axa Network Ins Agcy of MA LLC; Axa Network LLC; Ayco Services Ins Agcy Inc; Baird Insurance Services Inc; BB & T Insurance Services Inc; BBVA Compass Insurance Agency Inc; BCG Securities Inc; Beaconsfield Financial Services; Benefit Funding Services LLC; Berthel Fisher & Co Fin Svcs Inc; Broker Dealer Financial Services; Brokers International Financial Services; Brooklight Place Securities Inc; Cabot Lodge Securities LLC; Cadaret Grant & Co Inc; Cadaret Grant Ins Agency of Ohio Inc; Calton & Associates Inc; Cambridge Investment Research Inc; Capital Financial Services Inc; Capital Investment Group Inc; Capital Management Systems LLC; Capital Synergy Partners Inc; Cbiz Benefits & Ins Svs Inc; CC Services Inc; CCO Investment Services Corp; Centara Capital Securities Inc; Centaurus Financial Inc; Centaurus Texas Inc; Centerre Capital LLC; Ces Insurance Agency Inc; Cetera Advisor Networks Insurance Services LLC; Cetera Advisor Networks LLC; Cetera Advisors Insurance Services LLC; Cetera Advisors LLC; Cetera Financial Specialist LLC; Cetera Investment Services LLC; Cfd Investments INC; Chase Insurance Agency; Citigroup Global Markets Inc; Citigroup Life Agency LLC; Clark Consulting Inc; Clark Securities Inc; Client One Securities LLC; CMS Investment Resources LLC; Comerica Insurance Services Inc; Comprehensive Asset Management; Comprehensive Brokerage Services Inc; Coordinated Capital Securities; CPS Financial & Insurance Services Inc; Crown Capital Insurance Agency LLC; Crown Capital Securities LP; Curtis Insurance LLC; Cuso Financial Services Inc; Cutter & Company Brokerage Inc; Delta Trust Insurance Agency Inc; Dempsey Fin Network Inc; Edward D Jones & Co LP; Edward Jones Ins Agcy of Ca LLC; Edward Jones Ins Agcy of MA LLC; Edwin C Blitz Investments Inc; Enterprise General Ins Agency Inc; Enterprise Securities Company; Equity Services Inc; Essex Financial Services Inc; Executive Ins Agency Inc; Executive Services Securities LLC; Farmers Financial Solutions; Fasi of TX Inc; FBL Marketing Services LLC; Fifth Third Insurance Agency Inc; Fifth Third Securities Inc; Financial Telesis Inc; Financial West Group; Fintegra LLC; First Allied Securities Inc; First Asset Financial Inc; First Brokerage America LLC; First Dakota Inc; First Heartland Capital Inc; First State Financial Mgmt Inc; FNBB Capital Markets LLC; Foothill Securities Inc; Forthright Agency of AZ Inc; Forthright Agency of NJ Inc; Forthright Agency of Ohio Inc; Forthright Ins Agcy Inc of MA; Fortune Financial Services Inc; Fortune Securities Inc; Founders Financial Securities LLC; FPCM Securities LLC; FSC Agency of Texas Inc; FSC Insurance Agency of OH; FSC Securities; Geneos Wealth Management Inc; Girard Securities Inc; Global Link Securities Inc; Gradient Securities LLC; Guardian Inv Svs Corp; GWN Securities Inc; H Beck Inc; H D Vest Insurance Agency LLC; H&R Block Financial Advisors Inc; Hancock Securities Group LLC; Hantz Agency LLC; Hantz Financial Services Inc; Harbor Financial Services LLC; Harbour Investments Inc; HD Vest Investment Securities Inc; Heartland Investment Associates Inc; Hereford Insurance Agency Inc; Herndon Plant Oakley Ins Agcy LLC; Horan Securities Inc; Hornor Townsend & Kent; Huntington Investment Company; Huntleigh Securities Corp; HWG Ins Agency Inc; IBN Financial Services Inc; ICC Insurance Agcy Inc; IMS Insurance Agency Inc; IMS Securities Inc; Independent Financial Group Inc; ING Financial Partners; Intercontinental Agency LLC; Interlink Securities Corp; Intersecurities Insurance Agency; Intervest International Inc; Intervest Internat'l Equities Corp; Invest Fin Corp Ins Agcy Inc of IL; Invest Financial Corporation; Investment Center Inc; Investment Planners Inc; Investment Professionals Inc; Investors Security Company Inc; ISI Insurance Agency Inc; J J B Hilliard W L Lyons LLC; J P Turner & Company LLC; J W Cole Financial Inc; J.W. Cole Insurance Services Inc; Janney Montgomery Scott LLC; JJB Hilliard W L Lyons Inc; KCD Financial; KCG Securities LLC; KCL Service Company of Texas; Key West Insurance Services Inc; Keycorp

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Insurance Agency USA Inc; KFG Enterprises Inc; KMS Financial Services; Kovack Securities Inc; L M Kohn & CO; LA Salle Street Securities Inc; Larson Financial Group LLC; LaSalle St Securities LLC; Leaders Group Inc; Legend Equities Corp; LFA Limited Liability Company; Lifemark Securities Corp; Lincoln Fin Advisors Corp; Lincoln Financial SEC Corp; Lincoln Investment Planning Inc; Lincoln National Ins Assoc Inc; LPA Insurance Agency Inc; LPL Financial Corporation; M Financial Holdings Inc; M Holdings Securites Inc; M&T Securities Inc; Manna Capital Management; Mariner Insurance Resources LLC; Marsh Executive Benefits Inc; Marsh Insurance & Investments Corp; Mercap Securities LLC; Mercer Health & Benefits Administration LLC; Meridien Financial Group Inc; Merrill Lynch Life Agcy Inc; Merrill Lynch Life Agency; Merrill Lynch Pierce Fenner and Smith; MetLife Securities Inc; M-Financial Securities Marketing Inc; Midamerica Financial Services Inc; MML Ins Agcy Inc; MML Investors Services Inc; Money Concepts Capital;; Morgan Stanley Dean Witter Ins Svcs Inc; MSC of TX Inc; Mutual Trust Co of America Securities; MWA Financial Services Inc; National Planning Corp; Network Agency Inc; Network Agency of Ohio Inc; New England Securities; New Penfacs Ins Agency INC; Newport Group Sec Inc; Next Financial Group; Next Financial Group Inc; NFP Advisor Services LLC; NFP Insurance Services Inc; Niagara International Capital Limited; Northland Securities Inc; Northwestern Mutual Invest Svcs LLC; NPB Financial Group LLC; NPC Insurance Agency Inc; NYLife Insurance Agency Inc; O N Equity Sales Company; OBS Brokerage Services Inc; OFG Financial Services Inc; Ohio National Ins Agency Inc; Ohio National Insurance Agency Inc; Oneamerica Securities Inc; Oppenheimer Life Agency Limited; Packerland Brokerage Services; Park Avenue Securities; Parkland Securities LLC; Partners Mktg Svcs of PA Inc; PCA Insurance Agency Inc; PJ Robb Variable Corp; Planmember Securities Corp; Planning Corp of America; Plus Agency LLC; Preferred Marketing Services Inc; Princor Financial Services Corp; Private Ledger Ins Agcy of OH Inc; Proequities Inc; Prospera Financial Services; Prudential Direct Inc; Purshe Kaplan Sterling Invest Inc; Quest Capital Strategies Inc; Questar Agency Inc; Questar Capital Corporation; Rab Agency Inc; Rampart Financial Services Inc; Raymond James Planning Corporation; RBC Capital Markets Corporation; Resource Horizons Group LLC; Resource Horizons Ins Agency Inc; Robert Shor Insurance Associates Inc; Robert W Baird & CO Inc; Royal Alliance Associates Inc; Royal Alliance Ins Agcy of MA Inc; Royal Alliance Ins Agcy of OH Inc; Royal Alliance Ins Agency of TX Inc; Rydex Distributors Inc; Sagepoint Financial Inc; Saxony Insurance Agency LLC; SBHU Life Agency Inc; SBS Insurance Agency of FL Inc; SBS Insurance Agency of LA Inc; SCF Securities Inc; Securian Financial Services Inc; Securities America Inc; Securities Service Network Inc; SFA Insurance Services INC; Sigma Financial Corp; Signal Securities Inc; Signator Financial Services Inc; Signator Insurance Agency Inc; Signator Investors Inc; SII Insurance Agency Inc; SII Investments Inc; Smith Brown & Groover Inc; Sorrento Pacific Financial LLC; Southwest Insurance Agency Inc; Spire Insurance Agecny LLC; SSI Equity Services Inc; SSN Agency Inc; ST Bernard Financial Services Inc; Stanley Laman Group Securities LLC; Stephens Insurance LLC; Sterne Agee & Leach Inc; Stifel Nicholaus & Co Inc; Summit Brokerage Services; Inc.; Summit Equities Inc; Sunset Financial Services Inc; Syndicated Capital Inc; Taylor Capital Management Inc; TFS Securities Inc; Thoroughbred Financial Services LLC; Trading Services Corp; Transamerica Financial Advisors; Triad Aadvisors Inc; Triad Advisors Inc; Trustmont Financial Group Inc; UBS Financial Services; United Planners Fin Svcs of America; United Planners Financial Services; Univest Insurance Inc; US Bancorp Investments Inc; USA Financial Securities Corp; USI Securities Inc; Valmark Securitie Inc; Valor Insurance Agency Inc; Voya Insurance Solutions Inc; VSR Financial Services Inc; VSR Financial Services Inc of Texas Inc; W & R Insurance Agency Inc; W S Griffith SEC Inc; Wachovia Insurance Services Broker Dealer Inc; Wall Street Financial Group Inc; Wells Fargo Advisors California Ins Agency LLC; Wells Fargo Advisors Ins Agency LLC; Wells Fargo Wealth Brokerage Ins Agency; Western Equity Group Inc; Western International Securities Inc; Windham Financial Services Inc; Woodbury Fin Services Inc; Woodbury Financial Agency OH Inc; World Capital Brokerage Inc; World Equity Group Inc; Worth Financial Group Inc; WRP Investments Inc; Zures Co Fin & Ins Svcs.

Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.

EXPERTS

The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, and the financial statements of Pruco Life Variable Universal Account as of December 31, 2014, and for each of the periods presented in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

Actuarial matters included in this Statement of Additional Information have been examined by Michael LeBoeuf, FSA, MAAA, Vice President and Actuary of Prudential.

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PERFORMANCE DATA

Average Annual Total Return

The Account may advertise average annual total return information calculated according to a formula prescribed by the U.S. Securities and Exchange Commission (“SEC”).  Average annual total return shows the average annual percentage increase, or decrease, in the value of a hypothetical contribution allocated to a Variable Investment Option from the beginning to the end of each specified period of time.  The SEC standardized version of this performance information is based on an assumed contribution of $1,000 allocated to a Variable Investment Option at the beginning of each period and full withdrawal of the value of that amount at the end of each specified period.  This method of calculating performance further assumes that (i) a $1,000 contribution was allocated to a Variable Investment Option and (ii) no transfers or additional payments were made.  Premium taxes are not included in the term “charges” for purposes of this calculation.  Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical contribution that would compare the Unit Value on the first day of a specified period to the ending redeemable value at the end of the period according to the following formula:

P(1+T)n = ERV

Where T equals average annual total return, where ERV (the ending redeemable value) is the value at the end of the applicable period of a hypothetical contribution of $1,000 made at the beginning of the applicable period, where P equals a hypothetical contribution of $1,000, and where n equals the number of years.

Non-Standard Total Return

In addition to the standardized average annual total return information described above, we may present total return information computed on bases different from that standardized method.  The Account may also present aggregate total return figures for various periods, reflecting the cumulative change in value of an investment in the Account for the specified period.

For the periods prior to the date the Variable Investment Options commenced operations, non-standard performance information for the Contracts will be calculated based on the performance of the Funds and the assumption that the Variable Investment Options were in existence for the same periods as those indicated for the Funds, with the level of Contract charges that were in effect at the inception of the Variable Investment Options (this is referred to as “hypothetical performance data”).  Standard and non-standard average annual return calculations include the mortality and expense risk charge under the Contract, but do not reflect other life insurance Contract charges (sales, administration, and actual cost of insurance) nor any applicable surrender or lapse charges, which would significantly lower the returns.  Information stated for any given period does not indicate or represent future performance.

Money Market Yield

The “total return” figures for the Money Market Variable Investment Option are calculated using historical investment returns of the Money Market Portfolio of The Prudential Series Fund, Inc. as if PruLife® Custom Premier II had been investing in that Variable Investment Option during a specified period.  Fees associated with the Series Fund are reflected; however, all fees, expenses, and charges associated with PruLife® Custom Premier II are not reflected.

The yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Money Market Variable Investment Option at the beginning of a specified period, subtracting a hypothetical charge reflecting deductions from Contract Owner accounts, and dividing the difference by the value of the Variable Investment Option at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7), with the resulting figure carried to the nearest ten-thousandth of 1%.  The effective yield is obtained by taking the base period return, adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield ([base period return + 1] 365/7)-1.

The yields on amounts held in the Money Market Variable Investment Option will fluctuate on a daily basis.  Therefore, the stated yields for any given period are not an indication of future yields.

10

FINANCIAL STATEMENTS

The financial statements of the Account should be distinguished from the consolidated financial statements of Pruco Life and its subsidiaries, which should be considered only as bearing upon the ability of Pruco Life to meet its obligations under the Contracts.

11

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
ASSETS
Investment in the portfolios, at fair value	$223,072,813	$121,022,976	$81,076,817	$19,525,669	$11,803,926

Net Assets	$223,072,813	$121,022,976	$81,076,817	$19,525,669	$11,803,926

NET ASSETS, representing:
Accumulation units	$223,072,813	$121,022,976	$81,076,817	$19,525,669	$11,803,926

	$223,072,813	$121,022,976	$81,076,817	$19,525,669	$11,803,926

Units outstanding	134,768,577	37,379,922	33,931,740	6,784,915	2,575,799

Portfolio shares held	22,307,281	10,379,329	2,102,615	823,520	525,787
Portfolio net asset value per share	$10.00	$11.66	$38.56	$23.71	$22.45
Investment in portfolio shares, at cost	$223,072,813	$116,576,648	$50,193,182	$14,931,179	$9,539,860

STATEMENTS OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	Prudential Money Market Portfolio	Prudential Diversified Bond Portfolio	Prudential Equity Portfolio	Prudential Flexible Managed Portfolio	Prudential Conservative Balanced Portfolio
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$1,903	$1,263,747	$-	$-	$-

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	992,800	524,498	221,226	116,554	44,812

NET INVESTMENT INCOME (LOSS)	(990,897)	739,249	(221,226)	(116,554)	(44,812)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-	-	-	-	-
Realized gain (loss) on shares redeemed	-	57,831	2,869,586	275,053	633,403
Net change in unrealized gain (loss) on investments	-	6,574,425	3,027,237	1,435,622	283,017

NET GAIN (LOSS) ON INVESTMENTS	-	6,632,256	5,896,823	1,710,675	916,420

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(990,897)	$7,371,505	$5,675,597	$1,594,121	$871,608

The accompanying notes are an integral part of these financial statements.

A1

SUBACCOUNTS (Continued)
Prudential Value Portfolio	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio

$78,983,121	$36,214,033	$7,713,515	$320,870,703	$27,729,694	$134,322,403	$91,228,727	$33,552,640

$78,983,121	$36,214,033	$7,713,515	$320,870,703	$27,729,694	$134,322,403	$91,228,727	$33,552,640

$78,983,121	$36,214,033	$7,713,515	$320,870,703	$27,729,694	$134,322,403	$91,228,727	$33,552,640

$78,983,121	$36,214,033	$7,713,515	$320,870,703	$27,729,694	$134,322,403	$91,228,727	$33,552,640

8,775,193	14,290,644	1,073,122	112,944,613	14,943,492	33,792,480	45,099,851	4,383,716

2,982,746	7,086,895	258,236	6,504,575	1,078,137	11,268,658	2,233,261	1,216,998
$26.48	$5.11	$29.87	$49.33	$25.72	$11.92	$40.85	$27.57
$51,797,113	$35,589,928	$9,618,687	$213,648,760	$19,648,093	$134,330,813	$47,767,008	$20,710,918

SUBACCOUNTS (Continued)
Prudential Value Portfolio	Prudential High Yield Bond Portfolio	Prudential Natural Resources Portfolio	Prudential Stock Index Portfolio	Prudential Global Portfolio	Prudential Government Income Portfolio	Prudential Jennison Portfolio	Prudential Small Capitalization Stock Portfolio
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014

$-	$2,195,855	$-	$8,872,361	$-	$468,072	$-	$-

228,010	90,893	13,218	1,126,602	84,880	794,678	248,710	171,065

(228,010)	2,104,962	(13,218)	7,745,759	(84,880)	(326,606)	(248,710)	(171,065)

-	-	-	12,846,003	-	-	-	-
1,697,760	163,601	31,102	7,415,993	612,765	(115,163)	4,864,934	546,482
5,663,987	(1,429,164)	(1,944,590)	7,933,264	274,272	7,204,942	3,623,075	1,186,546

7,361,747	(1,265,563)	(1,913,488)	28,195,260	887,037	7,089,779	8,488,009	1,733,028

$7,133,737	$839,399	$(1,926,706)	$35,941,019	$802,157	$6,763,173	$8,239,299	$1,561,963

The accompanying notes are an integral part of these financial statements.

A2

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS® Growth Series – Institutional Class	VP Value Fund – Class I	Franklin Small-Mid Cap Growth VIP Fund – Class 2
ASSETS
Investment in the portfolios, at fair value	$35,804,982	$2,682,117	$4,040,079	$6,649,287	$5,594,277

Net Assets	$35,804,982	$2,682,117	$4,040,079	$6,649,287	$5,594,277

NET ASSETS, representing:
Accumulation units	$35,804,982	$2,682,117	$4,040,079	$6,649,287	$5,594,277

	$35,804,982	$2,682,117	$4,040,079	$6,649,287	$5,594,277

Units outstanding	24,093,410	2,144,533	2,730,668	2,203,229	3,678,382

Portfolio shares held	2,346,329	75,003	101,637	706,619	237,448
Portfolio net asset value per share	$15.26	$35.76	$39.75	$9.41	$23.56
Investment in portfolio shares, at cost	$35,459,620	$1,800,501	$2,592,101	$4,854,264	$4,681,998

STATEMENTS OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	T. Rowe Price International Stock Portfolio	Janus Aspen Janus Portfolio – Institutional Shares	MFS® Growth Series – Institutional Class	VP Value Fund – Class I	Franklin Small-Mid Cap Growth VIP Fund – Class 2
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$392,736	$10,124	$4,020	$100,425	$-

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	218,638	20,616	22,215	41,779	24,554

NET INVESTMENT INCOME (LOSS)	174,098	(10,492)	(18,195)	58,646	(24,554)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	207,919	204,198	256,515	-	1,050,850
Realized gain (loss) on shares redeemed	92,271	160,487	177,722	156,184	58,028
Net change in unrealized gain (loss) on investments	(1,133,552)	(35,413)	(96,215)	549,579	(715,751)

NET GAIN (LOSS) ON INVESTMENTS	(833,362)	329,272	338,022	705,763	393,127

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(659,264)	$318,780	$319,827	$764,409	$368,573

The accompanying notes are an integral part of these financial statements.

A3

SUBACCOUNTS (Continued)
American Century VP Income & Growth Fund – Class I	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares	Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares	Prudential SP Small Cap Value Portfolio	Prudential Jennison 20/20 Focus Portfolio	Goldman Sachs Small Cap Equity Insights Fund – Institutional Class	Invesco V.I. Managed Volatility Fund – Series I	Invesco V.I. Technology Fund – Series I

$1,501,790	$326,062	$3,168,819	$68,990,677	$7,318,055	$292,123	$80,329	$763,571

$1,501,790	$326,062	$3,168,819	$68,990,677	$7,318,055	$292,123	$80,329	$763,571

$1,501,790	$326,062	$3,168,819	$68,990,677	$7,318,055	$292,123	$80,329	$763,571

$1,501,790	$326,062	$3,168,819	$68,990,677	$7,318,055	$292,123	$80,329	$763,571

763,966	120,505	3,396,813	23,213,090	476,090	113,325	46,520	1,488,675

148,545	14,158	66,321	3,491,431	330,237	21,370	4,223	38,662
$10.11	$23.03	$47.78	$19.76	$22.16	$13.67	$19.02	$19.75
$1,000,412	$208,120	$2,401,893	$42,480,252	$5,323,305	$261,433	$68,862	$561,415

SUBACCOUNTS (Continued)
American Century VP Income & Growth Fund – Class I	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares	Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares	Prudential SP Small Cap Value Portfolio	Prudential Jennison 20/20 Focus Portfolio	Goldman Sachs Small Cap Equity Insights Fund – Institutional Class	Invesco V.I. Managed Volatility Fund – Series I	Invesco V.I. Technology Fund – Series I
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014

$28,839	$3,666	$-	$-	$-	$2,185	$2,151	$-

2,822	703	7,864	157,805	6,587	2,839	148	1,447

26,017	2,963	(7,864)	(157,805)	(6,587)	(654)	2,003	(1,447)

-	1,990	-	-	-	41,025	3,518	62,047
29,859	35,422	1,344,823	1,740,088	99,629	475,684	1,622	10,528
109,171	1,459	(1,200,599)	1,536,438	354,292	(467,008)	5,907	4,424

139,030	38,871	144,224	3,276,526	453,921	49,701	11,047	76,999

$165,047	$41,834	$136,360	$3,118,721	$447,334	$49,047	$13,050	$75,552

The accompanying notes are an integral part of these financial statements.

A4

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	Janus Aspen Enterprise Portfolio – Service Shares	Janus Aspen Balanced Portfolio – Service Shares	Oppenheimer Discovery Mid- Cap Growth Fund/VA – Service Shares	Janus Aspen Janus Portfolio – Service Shares	Prudential SP Prudential U.S. Emerging Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$553,597	$1,416,336	$55,903	$4,599,989	$80,595,844

Net Assets	$553,597	$1,416,336	$55,903	$4,599,989	$80,595,844

NET ASSETS, representing:
Accumulation units	$553,597	$1,416,336	$55,903	$4,599,989	$80,595,844

	$553,597	$1,416,336	$55,903	$4,599,989	$80,595,844

Units outstanding	394,109	606,129	55,955	2,623,259	27,210,006

Portfolio shares held	9,342	42,958	734	130,644	6,795,602
Portfolio net asset value per share	$59.26	$32.97	$76.21	$35.21	$11.86
Investment in portfolio shares, at cost	$390,953	$1,218,528	$31,312	$2,919,935	$50,876,131

STATEMENTS OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	Janus Aspen Enterprise Portfolio – Service Shares	Janus Aspen Balanced Portfolio – Service Shares	Oppenheimer Discovery Mid- Cap Growth Fund/VA – Service Shares	Janus Aspen Janus Portfolio – Service Shares	Prudential SP Prudential U.S. Emerging Growth Portfolio
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$1,327	$38,565	$-	$9,761	$-

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	4,448	4,513	127	10,793	172,610

NET INVESTMENT INCOME (LOSS)	(3,121)	34,052	(127)	(1,032)	(172,610)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	276,924	77,732	-	314,223	-
Realized gain (loss) on shares redeemed	1,139,791	418,922	7,714	113,420	1,880,908
Net change in unrealized gain (loss) on investments	(1,196,108)	(339,433)	(4,610)	90,775	5,155,238

NET GAIN (LOSS) ON INVESTMENTS	220,607	157,221	3,104	518,418	7,036,146

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$217,486	$191,273	$2,977	$517,386	$6,863,536

The accompanying notes are an integral part of these financial statements.

A5

SUBACCOUNTS (Continued)
Janus Aspen Overseas Portfolio – Service Shares	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	M Large Cap Growth Fund	M Capital Appreciation Fund	M International Equity Fund	M Large Cap Value Fund	ProFund VP Asia 30

$5,302,366	$20,665,019	$34,276,503	$2,907,699	$2,407,951	$1,375,652	$2,607,409	$1,859

$5,302,366	$20,665,019	$34,276,503	$2,907,699	$2,407,951	$1,375,652	$2,607,409	$1,859

$5,302,366	$20,665,019	$34,276,503	$2,907,699	$2,407,951	$1,375,652	$2,607,409	$1,859

$5,302,366	$20,665,019	$34,276,503	$2,907,699	$2,407,951	$1,375,652	$2,607,409	$1,859

1,210,925	10,542,661	18,203,802	108,955	76,203	78,577	106,738	562

168,062	3,478,959	4,588,555	121,407	79,681	115,310	195,165	34
$31.55	$5.94	$7.47	$23.95	$30.22	$11.93	$13.36	$55.06
$6,618,831	$19,808,801	$34,275,138	$2,461,342	$2,018,970	$1,487,083	$2,381,579	$1,846

SUBACCOUNTS (Continued)
Janus Aspen Overseas Portfolio – Service Shares	Prudential SP International Growth Portfolio	Prudential SP International Value Portfolio	M Large Cap Growth Fund	M Capital Appreciation Fund	M International Equity Fund	M Large Cap Value Fund	ProFund VP Asia 30
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014

$618,736	$-	$-	$1,157	$-	$33,680	$29,444	$1

12,092	37,088	81,228	-	-	-	-	4

606,644	(37,088)	(81,228)	1,157	-	33,680	29,444	(3)

761,776	-	-	353,077	231,558	-	275,813	-
(121,146)	128,417	680,195	46,245	29,412	(4,229)	25,363	(11)
(1,756,700)	(1,352,388)	(3,000,909)	(133,422)	2,687	(138,017)	(103,042)	(83)

(1,116,070)	(1,223,971)	(2,320,714)	265,900	263,657	(142,246)	198,134	(94)

$(509,426)	$(1,261,059)	$(2,401,942)	$267,057	$263,657	$(108,566)	$227,578	$(97)

The accompanying notes are an integral part of these financial statements.

A6

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	ProFund VP Basic Materials	ProFund VP Bear	ProFund VP Biotechnology	ProFund VP UltraBull	ProFund VP Consumer Goods Portfolio
ASSETS
Investment in the portfolios, at fair value	$498	$-	$3,286	$819,371	$-

Net Assets	$498	$-	$3,286	$819,371	$-

NET ASSETS, representing:
Accumulation units	$498	$-	$3,286	$819,371	$-

	$498	$-	$3,286	$819,371	$-

Units outstanding	198	-	550	263,090	-

Portfolio shares held	9	-	48	49,659	-
Portfolio net asset value per share	$56.06	$9.75	$69.13	$16.50	$56.02
Investment in portfolio shares, at cost	$439	$-	$2,564	$820,564	$-

STATEMENTS OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	ProFund VP Basic Materials	ProFund VP Bear	ProFund VP Biotechnology	ProFund VP UltraBull	ProFund VP Consumer Goods Portfolio
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$3	$-	$-	$-	$20

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	1	4	7	482	3

NET INVESTMENT INCOME (LOSS)	2	(4)	(7)	(482)	17

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-	-	63	82,801	-
Realized gain (loss) on shares redeemed	7	(143)	616	(28,839)	77
Net change in unrealized gain (loss) on investments	(1)	-	(206)	(1,294)	-

NET GAIN (LOSS) ON INVESTMENTS	6	(143)	473	52,668	77

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8	$(147)	$466	$52,186	$94

The accompanying notes are an integral part of these financial statements.

A7

SUBACCOUNTS (Continued)
ProFund VP Oil & Gas	ProFund VP Europe 30	ProFund VP Financials	ProFund VP Health Care	ProFund VP Internet	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value

$20,109	$33,565	$23,511	$20,319	$-	$11,760	$1,236	$1,260

$20,109	$33,565	$23,511	$20,319	$-	$11,760	$1,236	$1,260

$20,109	$33,565	$23,511	$20,319	$-	$11,760	$1,236	$1,260

$20,109	$33,565	$23,511	$20,319	$-	$11,760	$1,236	$1,260

6,203	16,806	17,570	7,197	-	6,130	422	408

451	1,438	746	318	-	1,139	26	30
$44.55	$23.35	$31.53	$63.90	$77.48	$10.33	$48.21	$42.11
$22,891	$32,219	$20,226	$17,383	$-	$13,560	$1,105	$1,183

SUBACCOUNTS (Continued)
ProFund VP Oil & Gas	ProFund VP Europe 30	ProFund VP Financials	ProFund VP Health Care	ProFund VP Internet	ProFund VP Japan	ProFund VP Mid-Cap Growth	ProFund VP Mid-Cap Value
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014

$88	$459	$34	$9	$-	$-	$-	$1

51	92	45	35	2	27	5	5

37	367	(11)	(26)	(2)	(27)	(5)	(4)

1,423	-	-	-	-	5,094	98	-
(320)	1,082	441	614	(45)	312	533	318
(4,030)	(5,088)	1,862	2,262	-	(5,052)	(618)	(248)

(2,927)	(4,006)	2,303	2,876	(45)	354	13	70

$(2,890)	$(3,639)	$2,292	$2,850	$(47)	$327	$8	$66

The accompanying notes are an integral part of these financial statements.

A8

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	ProFund VP Money Market	ProFund VP NASDAQ-100	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate
ASSETS
Investment in the portfolios, at fair value	$637,123	$116,811	$15,927	$7,906	$42,678

Net Assets	$637,123	$116,811	$15,927	$7,906	$42,678

NET ASSETS, representing:
Accumulation units	$637,123	$116,811	$15,927	$7,906	$42,678

	$637,123	$116,811	$15,927	$7,906	$42,678

Units outstanding	595,203	33,033	8,216	8,363	16,303

Portfolio shares held	637,123	3,395	410	441	679
Portfolio net asset value per share	$1.00	$34.41	$38.89	$17.93	$62.83
Investment in portfolio shares, at cost	$637,123	$93,178	$14,888	$18,848	$40,071

STATEMENTS OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	ProFund VP Money Market	ProFund VP NASDAQ-100	ProFund VP Pharmaceuticals	ProFund VP Precious Metals	ProFund VP Real Estate
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$331	$-	$108	$-	$629

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	3,969	271	29	27	100

NET INVESTMENT INCOME (LOSS)	(3,638)	(271)	79	(27)	529

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-	3,633	542	-	-
Realized gain (loss) on shares redeemed	-	15,577	143	(479)	4,389
Net change in unrealized gain (loss) on investments	-	(1,524)	973	(1,993)	4,335

NET GAIN (LOSS) ON INVESTMENTS	-	17,686	1,658	(2,472)	8,724

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,638)	$17,415	$1,737	$(2,499)	$9,253

The accompanying notes are an integral part of these financial statements.

A9

SUBACCOUNTS (Continued)
ProFund VP Semiconductor	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Technology	ProFund VP Telecommunications

$-	$-	$-	$98,094	$9,276	$-	$2,891	$6,833

$-	$-	$-	$98,094	$9,276	$-	$2,891	$6,833

$-	$-	$-	$98,094	$9,276	$-	$2,891	$6,833

$-	$-	$-	$98,094	$9,276	$-	$2,891	$6,833

-	-	-	34,422	2,915	-	1,052	4,078

-	-	-	3,050	248	-	107	802
$32.67	$19.55	$19.47	$32.16	$37.45	$42.32	$27.06	$8.52
$-	$-	$-	$83,532	$8,706	$-	$2,714	$6,604

SUBACCOUNTS (Continued)
ProFund VP Semiconductor	ProFund VP Short NASDAQ-100	ProFund VP Short Small-Cap	ProFund VP Small-Cap	ProFund VP Small-Cap Growth	ProFund VP Small-Cap Value	ProFund VP Technology	ProFund VP Telecommunications
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014

$-	$-	$-	$-	$-	$-	$-	$214

1	3	2	242	22	1	4	16

(1)	(3)	(2)	(242)	(22)	(1)	(4)	198

-	-	-	20,405	1,232	-	-	-
(73)	(495)	(503)	1,087	(57)	108	244	39
-	-	-	(19,198)	(981)	(136)	99	(227)

(73)	(495)	(503)	2,294	194	(28)	343	(188)

$(74)	$(498)	$(505)	$2,052	$172	$(29)	$339	$10

The accompanying notes are an integral part of these financial statements.

A10

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	ProFund VP U.S. Government Plus	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Bull
ASSETS
Investment in the portfolios, at fair value	$8,999	$52,725	$509,704	$-	$60,625

Net Assets	$8,999	$52,725	$509,704	$-	$60,625

NET ASSETS, representing:
Accumulation units	$8,999	$52,725	$509,704	$-	$60,625

	$8,999	$52,725	$509,704	$-	$60,625

Units outstanding	4,116	10,285	74,161	-	26,952

Portfolio shares held	373	852	7,285	-	1,471
Portfolio net asset value per share	$24.11	$61.87	$69.97	$21.36	$41.22
Investment in portfolio shares, at cost	$8,303	$52,425	$511,150	$-	$46,628

STATEMENTS OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	ProFund VP U.S. Government Plus	ProFund VP UltraMid-Cap	ProFund VP UltraNASDAQ-100	ProFund VP UltraSmall-Cap	ProFund VP Bull
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$13	$-	$-	$-	$-

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	19	78	296	79	138

NET INVESTMENT INCOME (LOSS)	(6)	(78)	(296)	(79)	(138)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-	-	-	-	1,281
Realized gain (loss) on shares redeemed	1,326	8,511	13,077	100	1,313
Net change in unrealized gain (loss) on investments	696	300	(1,446)	-	3,518

NET GAIN (LOSS) ON INVESTMENTS	2,022	8,811	11,631	100	6,112

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,016	$8,733	$11,335	$21	$5,974

The accompanying notes are an integral part of these financial statements.

A11

SUBACCOUNTS (Continued)
ProFund VP Utilities	AST T. Rowe Price Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Herndon Large-Cap Value Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio

$583	$31,665,663	$7,629,742	$6,582,437	$5,824,609	$4,937,934	$6,954,801	$5,759,265

$583	$31,665,663	$7,629,742	$6,582,437	$5,824,609	$4,937,934	$6,954,801	$5,759,265

$583	$31,665,663	$7,629,742	$6,582,437	$5,824,609	$4,937,934	$6,954,801	$5,759,265

$583	$31,665,663	$7,629,742	$6,582,437	$5,824,609	$4,937,934	$6,954,801	$5,759,265

184	1,594,446	352,914	397,190	346,114	236,822	322,709	226,796

13	1,418,077	769,903	400,148	447,015	347,009	322,280	744,091
$43.44	$22.33	$9.91	$16.45	$13.03	$14.23	$21.58	$7.74
$525	$18,656,136	$5,242,282	$5,591,615	$4,452,972	$3,421,334	$4,462,255	$3,996,940

SUBACCOUNTS (Continued)
ProFund VP Utilities	AST T. Rowe Price Large-Cap Growth Portfolio	AST Cohen & Steers Realty Portfolio	AST J.P. Morgan Strategic Opportunities Portfolio	AST Herndon Large-Cap Value Portfolio	AST Small-Cap Growth Opportunities Portfolio	AST Small-Cap Value Portfolio	AST Goldman Sachs Mid-Cap Growth Portfolio
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014

$56	$-	$-	$-	$-	$-	$-	$-

2	67,131	6,414	9,676	5,705	4,608	6,511	5,174

54	(67,131)	(6,414)	(9,676)	(5,705)	(4,608)	(6,511)	(5,174)

-	-	-	-	-	-	-	-
40	837,014	113,843	47,687	95,043	91,798	174,345	84,481
60	1,578,733	1,590,222	268,792	(6,174)	140,304	175,451	502,436

100	2,415,747	1,704,065	316,479	88,869	232,102	349,796	586,917

$154	$2,348,616	$1,697,651	$306,803	$83,164	$227,494	$343,285	$581,743

The accompanying notes are an integral part of these financial statements.

A12

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	AST Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Small-Cap Growth Portfolio
ASSETS
Investment in the portfolios, at fair value	$30,007,047	$15,586,865	$3,175,480	$357,394	$19,378,208

Net Assets	$30,007,047	$15,586,865	$3,175,480	$357,394	$19,378,208

NET ASSETS, representing:
Accumulation units	$30,007,047	$15,586,865	$3,175,480	$357,394	$19,378,208

	$30,007,047	$15,586,865	$3,175,480	$357,394	$19,378,208

Units outstanding	2,046,934	899,460	155,182	15,237	1,012,058

Portfolio shares held	1,328,333	483,014	191,409	10,229	609,378
Portfolio net asset value per share	$22.59	$32.27	$16.59	$34.94	$31.80
Investment in portfolio shares, at cost	$21,079,388	$9,924,665	$2,224,264	$201,698	$11,511,230

STATEMENTS OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	AST Large-Cap Value Portfolio	AST Loomis Sayles Large-Cap Growth Portfolio	AST MFS Growth Portfolio	AST Neuberger Berman Mid-Cap Growth Portfolio	AST Small-Cap Growth Portfolio
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$-	$-	$-	$-	$-

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	57,902	24,079	2,722	345	41,234

NET INVESTMENT INCOME (LOSS)	(57,902)	(24,079)	(2,722)	(345)	(41,234)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-	-	-	-	-
Realized gain (loss) on shares redeemed	461,379	396,748	57,161	7,861	542,566
Net change in unrealized gain (loss) on investments	3,069,505	1,113,268	185,016	18,577	176,425

NET GAIN (LOSS) ON INVESTMENTS	3,530,884	1,510,016	242,177	26,438	718,991

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,472,982	$1,485,937	$239,455	$26,093	$677,757

The accompanying notes are an integral part of these financial statements.

A13

SUBACCOUNTS (Continued)
AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio – S Class	American Century VP Mid Cap Value Fund – Class I	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1

$2,216,656	$12,552,564	$4,417,179	$5,779,338	$2,136,703	$309,873	$4,167,763	$1,605,308

$2,216,656	$12,552,564	$4,417,179	$5,779,338	$2,136,703	$309,873	$4,167,763	$1,605,308

$2,216,656	$12,552,564	$4,417,179	$5,779,338	$2,136,703	$309,873	$4,167,763	$1,605,308

$2,216,656	$12,552,564	$4,417,179	$5,779,338	$2,136,703	$309,873	$4,167,763	$1,605,308

165,346	839,231	203,367	400,676	151,701	18,883	200,507	82,162

214,377	602,620	281,349	241,007	197,295	12,949	210,069	66,062
$10.34	$20.83	$15.70	$23.98	$10.83	$23.93	$19.84	$24.30
$2,256,599	$13,375,589	$3,497,065	$5,157,205	$2,182,571	$250,316	$3,452,733	$1,378,959

SUBACCOUNTS (Continued)
AST PIMCO Limited Maturity Bond Portfolio	AST T. Rowe Price Natural Resources Portfolio	AST MFS Global Equity Portfolio	AST J.P. Morgan International Equity Portfolio	AST Templeton Global Bond Portfolio	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio – S Class	American Century VP Mid Cap Value Fund – Class I	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014

$-	$-	$-	$-	$-	$346	$38,491	$7,532

2,146	13,650	3,895	5,696	2,066	266	1,940	1,197

(2,146)	(13,650)	(3,895)	(5,696)	(2,066)	80	36,551	6,335

-	-	-	-	-	-	173,543	157,697
(4,425)	31,890	52,134	47,655	(4,489)	11,239	26,849	22,196
959	(1,207,954)	93,484	(428,942)	13,589	15,418	255,604	9,261

(3,466)	(1,176,064)	145,618	(381,287)	9,100	26,657	455,996	189,154

$(5,612)	$(1,189,714)	$141,723	$(386,983)	$7,034	$26,737	$492,547	$195,489

The accompanying notes are an integral part of these financial statements.

A14

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	The Dreyfus Socially Responsible Growth Fund, Inc. – Service Shares	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	MFS® Utilities Series – Institutional Class	AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio
ASSETS
Investment in the portfolios, at fair value	$402,641	$708,688	$4,621,950	$2,495,650	$56,990,137

Net Assets	$402,641	$708,688	$4,621,950	$2,495,650	$56,990,137

NET ASSETS, representing:
Accumulation units	$402,641	$708,688	$4,621,950	$2,495,650	$56,990,137

	$402,641	$708,688	$4,621,950	$2,495,650	$56,990,137

Units outstanding	22,405	37,862	291,243	141,250	4,668,619

Portfolio shares held	8,834	30,853	136,060	153,201	4,448,879
Portfolio net asset value per share	$45.58	$22.97	$33.97	$16.29	$12.81
Investment in portfolio shares, at cost	$338,728	$535,906	$4,015,274	$2,177,775	$53,300,290

STATEMENTS OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	The Dreyfus Socially Responsible Growth Fund, Inc. – Service Shares	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	MFS® Utilities Series – Institutional Class	AST Schroders Multi-Asset World Strategies Portfolio	AST PIMCO Total Return Bond Portfolio
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$2,336	$4,306	$87,002	$-	$-

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	314	584	3,922	5,764	148,563

NET INVESTMENT INCOME (LOSS)	2,022	3,722	83,080	(5,764)	(148,563)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	18,985	3,016	152,578	-	-
Realized gain (loss) on shares redeemed	6,593	29,398	21,448	15,492	793,129
Net change in unrealized gain (loss) on investments	12,860	32,670	165,271	48,943	1,817,312

NET GAIN (LOSS) ON INVESTMENTS	38,438	65,084	339,297	64,435	2,610,441

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$40,460	$68,806	$422,377	$58,671	$2,461,878

The accompanying notes are an integral part of these financial statements.

A15

SUBACCOUNTS (Continued)
AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio

$7,498,207	$62,317,614	$110,419,809	$23,383,215	$2,702,458	$6,956,959	$4,249,433	$3,779,083

$7,498,207	$62,317,614	$110,419,809	$23,383,215	$2,702,458	$6,956,959	$4,249,433	$3,779,083

$7,498,207	$62,317,614	$110,419,809	$23,383,215	$2,702,458	$6,956,959	$4,249,433	$3,779,083

$7,498,207	$62,317,614	$110,419,809	$23,383,215	$2,702,458	$6,956,959	$4,249,433	$3,779,083

383,029	3,934,187	7,034,542	1,656,220	148,796	352,323	212,389	187,658

317,855	4,926,294	7,511,552	1,679,829	223,159	532,692	284,433	255,171
$23.59	$12.65	$14.70	$13.92	$12.11	$13.06	$14.94	$14.81
$6,686,806	$44,187,289	$82,598,132	$19,576,984	$2,382,331	$6,227,092	$3,705,137	$3,296,156

SUBACCOUNTS (Continued)
AST T. Rowe Price Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio	AST Balanced Asset Allocation Portfolio	AST Preservation Asset Allocation Portfolio	AST FI Pyramis Quantitative Portfolio	AST Prudential Growth Allocation Portfolio	AST Advanced Strategies Portfolio	AST Schroders Global Tactical Portfolio
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014

$-	$-	$-	$-	$-	$-	$-	$-

13,219	96,664	189,707	49,878	5,659	10,278	8,090	6,193

(13,219)	(96,664)	(189,707)	(49,878)	(5,659)	(10,278)	(8,090)	(6,193)

-	-	-	-	-	-	-	-
20,597	1,293,313	1,706,317	342,027	16,712	22,960	27,198	21,469
285,651	1,946,881	4,844,003	915,699	54,354	351,212	173,977	140,635

306,248	3,240,194	6,550,320	1,257,726	71,066	374,172	201,175	162,104

$293,029	$3,143,530	$6,360,613	$1,207,848	$65,407	$363,894	$193,085	$155,911

The accompanying notes are an integral part of these financial statements.

A16

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	AST RCM World Trends Portfolio	AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio – Class 2	TOPS Balanced ETF Portfolio – Class 2	TOPS Conservative ETF Portfolio – Class 2
ASSETS
Investment in the portfolios, at fair value	$2,005,276	$156,237,329	$1,483,735	$929,518	$122,345

Net Assets	$2,005,276	$156,237,329	$1,483,735	$929,518	$122,345

NET ASSETS, representing:
Accumulation units	$2,005,276	$156,237,329	$1,483,735	$929,518	$122,345

	$2,005,276	$156,237,329	$1,483,735	$929,518	$122,345

Units outstanding	116,331	13,042,428	93,337	71,489	10,225

Portfolio shares held	166,137	13,019,777	119,176	82,771	11,032
Portfolio net asset value per share	$12.07	$12.00	$12.45	$11.23	$11.09
Investment in portfolio shares, at cost	$1,761,930	$132,643,288	$1,407,569	$923,475	$122,680

STATEMENTS OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	AST RCM World Trends Portfolio	AST BlackRock Global Strategies Portfolio	TOPS Aggressive Growth ETF Portfolio – Class 2	TOPS Balanced ETF Portfolio – Class 2	TOPS Conservative ETF Portfolio – Class 2
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$-	$-	$8,815	$12,291	$576

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	3,973	280,316	911	648	96

NET INVESTMENT INCOME (LOSS)	(3,973)	(280,316)	7,904	11,643	480

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-	-	22,021	30,925	1,572
Realized gain (loss) on shares redeemed	10,612	1,627,632	9,340	2,920	81
Net change in unrealized gain (loss) on investments	67,598	5,559,021	1,383	(27,242)	(960)

NET GAIN (LOSS) ON INVESTMENTS	78,210	7,186,653	32,744	6,603	693

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$74,237	$6,906,337	$40,648	$18,246	$1,173

The accompanying notes are an integral part of these financial statements.

A17

SUBACCOUNTS (Continued)
TOPS Growth ETF Portfolio – Class 2	TOPS Moderate Growth ETF Portfolio – Class 2	TOPS Managed Risk Balanced ETF Portfolio – Class 2	TOPS Managed Risk Growth ETF Portfolio – Class 2	TOPS Managed Risk Moderate Growth ETF Portfolio – Class 2	American Funds Growth Fund – Class 2	American Funds Growth-Income Fund – Class 2	American Funds International Fund – Class 2

$1,371,446	$1,226,562	$1,433,318	$6,774,565	$2,261,066	$491,677	$1,654,493	$214,495

$1,371,446	$1,226,562	$1,433,318	$6,774,565	$2,261,066	$491,677	$1,654,493	$214,495

$1,371,446	$1,226,562	$1,433,318	$6,774,565	$2,261,066	$491,677	$1,654,493	$214,495

$1,371,446	$1,226,562	$1,433,318	$6,774,565	$2,261,066	$491,677	$1,654,493	$214,495

84,605	88,591	119,742	547,866	183,403	42,253	148,322	20,724

103,740	111,102	123,349	576,068	188,894	6,158	31,568	10,572
$13.22	$11.04	$11.62	$11.76	$11.97	$79.84	$52.41	$20.29
$1,270,782	$1,230,944	$1,399,896	$6,637,765	$2,207,816	$483,472	$1,638,780	$224,994

SUBACCOUNTS (Continued)
TOPS Growth ETF Portfolio – Class 2	TOPS Moderate Growth ETF Portfolio – Class 2	TOPS Managed Risk Balanced ETF Portfolio – Class 2	TOPS Managed Risk Growth ETF Portfolio – Class 2	TOPS Managed Risk Moderate Growth ETF Portfolio – Class 2	American Funds Growth Fund – Class 2	American Funds Growth-Income Fund – Class 2	American Funds International Fund – Class 2
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014

$14,958	$23,830	$10,166	$25,994	$20,009	$3,694	$14,725	$2,978

1,073	1,029	2,233	6,238	3,011	267	852	123

13,885	22,801	7,933	19,756	16,998	3,427	13,873	2,855

12,164	72,672	8,203	-	22,697	12,456	12,946	-
14,237	11,632	22,388	27,675	23,864	(196)	760	(230)
(3,789)	(74,397)	(23,609)	(48,495)	(47,438)	7,209	15,580	(10,623)

22,612	9,907	6,982	(20,820)	(877)	19,469	29,286	(10,853)

$36,497	$32,708	$14,915	$(1,064)	$16,121	$22,896	$43,159	$(7,998)

The accompanying notes are an integral part of these financial statements.

A18

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

	SUBACCOUNTS
	Fidelity VIP Contrafund Portfolio – Service Class 2	Fidelity VIP MidCap Portfolio – Service Class 2	Franklin Income VIP Fund – Class 2	Franklin Mutual Shares VIP Fund – Class 2	Templeton Growth VIP Fund – Class 2
ASSETS
Investment in the portfolios, at fair value	$489,282	$443,935	$415,161	$237,965	$159,446

Net Assets	$489,282	$443,935	$415,161	$237,965	$159,446

NET ASSETS, representing:
Accumulation units	$489,282	$443,935	$415,161	$237,965	$159,446

	$489,282	$443,935	$415,161	$237,965	$159,446

Units outstanding	40,219	38,500	37,780	20,802	15,327

Portfolio shares held	13,332	12,050	25,948	10,529	10,914
Portfolio net asset value per share	$36.70	$36.84	$16.00	$22.60	$14.61
Investment in portfolio shares, at cost	$476,185	$430,613	$433,309	$239,978	$165,918

STATEMENTS OF OPERATIONS For the year ended December 31, 2014
	SUBACCOUNTS
	Fidelity VIP Contrafund Portfolio – Service Class 2	Fidelity VIP MidCap Portfolio – Service Class 2	Franklin Income VIP Fund – Class 2	Franklin Mutual Shares VIP Fund – Class 2	Templeton Growth VIP Fund – Class 2
	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014
INVESTMENT INCOME
Dividend income	$3,447	$82	$10,706	$3,817	$1,138

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	229	240	211	105	80

NET INVESTMENT INCOME (LOSS)	3,218	(158)	10,495	3,712	1,058

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	9,596	4,510	-	992	-
Realized gain (loss) on shares redeemed	896	313	(2,623)	(806)	(153)
Net change in unrealized gain (loss) on investments	12,801	14,962	(18,195)	(2,051)	(6,481)

NET GAIN (LOSS) ON INVESTMENTS	23,293	19,785	(20,818)	(1,865)	(6,634)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$26,511	$19,627	$(10,323)	$1,847	$(5,576)

The accompanying notes are an integral part of these financial statements.

A19

SUBACCOUNTS (Continued)
Hartford Capital Appreciation HLS Fund – Class IB	Hartford Disciplined Equity HLS Fund – Class IB	Hartford Dividend and Growth HLS Fund – Class IB	Hartford Growth Opportunities HLS Fund – Class IB	MFS® Research Bond Series – Initial Class	MFS Value Series – Initial Class	Invesco V.I. Growth and Income Fund – Series I	VIP Index 500 Portfolio

$280,021	$91,689	$562,333	$229,480	$94,058	$310,512	$703,195	$2,112,810

$280,021	$91,689	$562,333	$229,480	$94,058	$310,512	$703,195	$2,112,810

$280,021	$91,689	$562,333	$229,480	$94,058	$310,512	$703,195	$2,112,810

$280,021	$91,689	$562,333	$229,480	$94,058	$310,512	$703,195	$2,112,810

24,034	7,215	45,680	18,827	8,850	25,477	65,329	191,373

5,167	4,391	21,317	6,050	6,967	15,266	27,960	10,255
$54.20	$20.88	$26.38	$37.93	$13.50	$20.34	$25.15	$206.02
$297,313	$89,120	$580,670	$231,854	$94,275	$300,037	$694,547	$2,009,108

SUBACCOUNTS (Continued)
Hartford Capital Appreciation HLS Fund – Class IB	Hartford Disciplined Equity HLS Fund – Class IB	Hartford Dividend and Growth HLS Fund – Class IB	Hartford Growth Opportunities HLS Fund – Class IB	MFS® Research Bond Series – Initial Class	MFS Value Series – Initial Class	Invesco V.I. Growth and Income Fund – Series I	VIP Index 500 Portfolio
01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	01/01/2014 to 12/31/2014	05/01/2014* to 12/31/2014	05/01/2014* to 12/31/2014

$1,690	$339	$8,249	$13	$2,779	$3,254	$659	$27,567

154	18	277	103	61	166	198	1,291

1,536	321	7,972	(90)	2,718	3,088	461	26,276

29,982	842	46,658	21,721	-	6,583	4,281	1,739
(2,297)	301	(1,867)	(1,014)	(266)	184	(6)	60,905
(17,556)	2,568	(18,373)	(2,687)	(217)	9,703	8,648	103,702

10,129	3,711	26,418	18,020	(483)	16,470	12,923	166,346

$11,665	$4,032	$34,390	$17,930	$2,235	$19,558	$13,384	$192,622

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A20

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF NET ASSETS
December 31, 2014

SUBACCOUNTS
Blue Chip Income and Growth Fund
ASSETS
Investment in the portfolios, at fair value	$563,999

Net Assets	$563,999

NET ASSETS, representing:
Accumulation units	$563,999

$563,999

Units outstanding	50,891

Portfolio shares held	38,710
Portfolio net asset value per share	$14.57
Investment in portfolio shares, at cost	$561,586

STATEMENTS OF OPERATIONS For the year ended December 31, 2014
SUBACCOUNTS
Blue Chip Income and Growth Fund
04/30/2014* to 12/31/2014
INVESTMENT INCOME
Dividend income	$13,103

EXPENSES
Charges to contract owners for assuming mortality risk and expense risk and for administration	261

NET INVESTMENT INCOME (LOSS)	12,842

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	-
Realized gain (loss) on shares redeemed	336
Net change in unrealized gain (loss) on investments	2,413

NET GAIN (LOSS) ON INVESTMENTS	2,749

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,591

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A21

[THIS PAGE INTENTIONALLY LEFT BLANK]

A22

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	Prudential Money Market Portfolio		Prudential Diversified Bond Portfolio		Prudential Equity Portfolio
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(990,897)	$(1,011,053)	$739,249	$3,931,892	$(221,226)	$(202,326)
Capital gains distributions received	-	-	-	3,085,064	-	-
Realized gain (loss) on shares redeemed	-	-	57,831	270,058	2,869,586	1,716,133
Net change in unrealized gain (loss) on investments	-	-	6,574,425	(8,613,915)	3,027,237	18,309,286

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(990,897)	(1,011,053)	7,371,505	(1,326,901)	5,675,597	19,823,093

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	61,360,436	36,717,780	5,559,673	5,520,513	6,157,220	6,376,157
Policy loans	(2,615,970)	(708,940)	(1,159,732)	(1,094,269)	(2,083,603)	(1,529,941)
Policy loan repayments and interest	435,313	958,450	277,259	306,488	587,429	368,682
Surrenders, withdrawals and death benefits	(17,729,631)	(8,605,893)	(2,296,939)	(2,133,431)	(3,319,220)	(2,889,886)
Net transfers between other subaccounts or fixed rate option	(33,970,999)	(13,362,992)	1,378,264	215,074	(1,671,581)	(972,691)
Other charges	(6,597,667)	(5,741,301)	(3,559,964)	(3,629,346)	(3,105,011)	(3,069,782)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	881,482	9,257,104	198,561	(814,971)	(3,434,766)	(1,717,461)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(109,415)	8,246,051	7,570,066	(2,141,872)	2,240,831	18,105,632

NET ASSETS
Beginning of period	223,182,228	214,936,177	113,452,910	115,594,782	78,835,986	60,730,354

End of period	$223,072,813	$223,182,228	$121,022,976	$113,452,910	$81,076,817	$78,835,986

Beginning units	136,945,346	134,236,349	37,128,001	38,478,588	35,072,547	35,374,345
Units issued	43,800,078	27,665,888	5,007,703	7,106,482	3,667,356	4,856,564
Units redeemed	(45,976,847)	(24,956,891)	(4,755,782)	(8,457,069)	(4,808,163)	(5,158,362)

Ending units	134,768,577	136,945,346	37,379,922	37,128,001	33,931,740	35,072,547

The accompanying notes are an integral part of these financial statements.

A23

SUBACCOUNTS (Continued)
Prudential Flexible Managed Portfolio		Prudential Conservative Balanced Portfolio		Prudential Value Portfolio		Prudential High Yield Bond Portfolio
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(116,554)	$(101,420)	$(44,812)	$(36,655)	$(228,010)	$(196,739)	$2,104,962	$2,026,922
-	-	-	-	-	-	-	-
275,053	552,666	633,403	313,655	1,697,760	962,358	163,601	245,243
1,435,622	1,754,544	283,017	923,878	5,663,987	17,336,040	(1,429,164)	(44,926)

1,594,121	2,205,790	871,608	1,200,878	7,133,737	18,101,659	839,399	2,227,239

2,557,245	2,076,939	1,009,894	764,149	5,301,469	5,523,696	3,537,277	3,449,855
(28,333)	(4,232)	(23,672)	(18,449)	(1,553,646)	(1,448,989)	(709,715)	(821,057)
2,928	2,813	4,032	3,284	493,252	404,397	208,811	348,125
(303,665)	(866,230)	(299,464)	(475,277)	(3,007,855)	(2,629,568)	(1,114,367)	(1,431,716)
3,188,828	(526,421)	2,264,334	(202,040)	(249,928)	1,529,373	641,273	796,760
(987,902)	(665,855)	(745,273)	(512,894)	(2,657,530)	(2,566,015)	(1,762,308)	(1,744,836)

4,429,101	17,014	2,209,851	(441,227)	(1,674,238)	812,894	800,971	597,131

6,023,222	2,222,804	3,081,459	759,651	5,459,499	18,914,553	1,640,370	2,824,370

13,502,447	11,279,643	8,722,467	7,962,816	73,523,622	54,609,069	34,573,663	31,749,293

$19,525,669	$13,502,447	$11,803,926	$8,722,467	$78,983,121	$73,523,622	$36,214,033	$34,573,663

6,393,530	6,829,820	3,238,082	3,748,860	9,138,560	9,379,331	13,934,112	13,745,375
791,264	910,617	512,169	323,737	630,080	994,559	2,280,049	2,632,878
(399,879)	(1,346,907)	(1,174,452)	(834,515)	(993,447)	(1,235,330)	(1,923,517)	(2,444,141)

6,784,915	6,393,530	2,575,799	3,238,082	8,775,193	9,138,560	14,290,644	13,934,112

The accompanying notes are an integral part of these financial statements.

A24

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	Prudential Natural Resources Portfolio		Prudential Stock Index Portfolio		Prudential Global Portfolio
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(13,218)	$(12,976)	$7,745,759	$(1,063,548)	$(84,880)	$(72,926)
Capital gains distributions received	-	-	12,846,003	-	-	-
Realized gain (loss) on shares redeemed	31,102	(44,544)	7,415,993	11,362,221	612,765	313,220
Net change in unrealized gain (loss) on investments	(1,944,590)	840,529	7,933,264	61,465,337	274,272	5,378,411

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,926,706)	783,009	35,941,019	71,764,010	802,157	5,618,705

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,112,811	1,995,079	14,674,056	13,764,499	1,983,057	1,987,309
Policy loans	(174,705)	(152,067)	(3,172,858)	(3,308,819)	(512,879)	(400,590)
Policy loan repayments and interest	34,927	49,315	1,207,293	1,551,569	162,290	99,345
Surrenders, withdrawals and death benefits	(245,355)	(349,499)	(7,665,779)	(6,628,071)	(1,049,862)	(749,862)
Net transfers between other subaccounts or fixed rate option	66,053	(7,391)	5,436,627	(22,983,554)	190,837	681,389
Other charges	(945,562)	(975,961)	(8,190,911)	(7,620,604)	(843,333)	(831,850)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	848,169	559,476	2,288,428	(25,224,980)	(69,890)	785,741

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,078,537)	1,342,485	38,229,447	46,539,030	732,267	6,404,446

NET ASSETS
Beginning of period	8,792,052	7,449,567	282,641,256	236,102,226	26,997,427	20,592,981

End of period	$7,713,515	$8,792,052	$320,870,703	$282,641,256	$27,729,694	$26,997,427

Beginning units	969,308	892,546	111,276,004	114,869,690	14,975,682	14,649,802
Units issued	356,368	333,242	15,434,389	12,748,445	1,666,291	1,900,053
Units redeemed	(252,554)	(256,480)	(13,765,780)	(16,342,131)	(1,698,481)	(1,574,173)

Ending units	1,073,122	969,308	112,944,613	111,276,004	14,943,492	14,975,682

The accompanying notes are an integral part of these financial statements.

A25

SUBACCOUNTS (Continued)
Prudential Government Income Portfolio		Prudential Jennison Portfolio		Prudential Small Capitalization Stock Portfolio		T. Rowe Price International Stock Portfolio
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(326,606)	$1,567,851	$(248,710)	$(211,064)	$(171,065)	$(220,433)	$174,098	$232,332
-	4,047,274	-	-	-	-	207,919	-
(115,163)	(34,291)	4,864,934	1,985,276	546,482	6,626,631	92,271	120,767
7,204,942	(9,507,772)	3,623,075	22,149,665	1,186,546	6,578,067	(1,133,552)	982,175

6,763,173	(3,926,938)	8,239,299	23,923,877	1,561,963	12,984,265	(659,264)	1,335,274

29,557	7,591	6,377,117	6,608,120	681,067	369,511	79,623	178,893
(192,640)	(195,018)	(2,386,109)	(1,778,196)	(48,561)	(126,426)	(51,887)	(2,968)
144,347	143,232	665,570	518,886	12,437	105,134	3,761	9,052
20,613	(68,186)	(4,990,278)	(3,301,571)	(61,043)	(1,319,375)	(122,855)	(58,372)
(1,827,015)	(204,520)	(1,601,130)	1,182,647	781,084	(16,553,992)	(190,194)	29,249,640
(1,079,811)	(1,067,948)	(3,102,734)	(2,985,704)	(528,929)	(418,773)	(287,300)	(187,605)

(2,904,949)	(1,384,849)	(5,037,564)	244,182	836,055	(17,943,921)	(568,852)	29,188,640

3,858,224	(5,311,787)	3,201,735	24,168,059	2,398,018	(4,959,656)	(1,228,116)	30,523,914

130,464,179	135,775,966	88,026,992	63,858,933	31,154,622	36,114,278	37,033,098	6,509,184

$134,322,403	$130,464,179	$91,228,727	$88,026,992	$33,552,640	$31,154,622	$35,804,982	$37,033,098

34,539,644	34,897,926	47,989,460	48,043,156	4,393,363	7,361,410	24,474,152	5,199,188
353,408	235,906	5,186,223	6,088,279	193,048	1,035,230	339,743	20,239,720
(1,100,572)	(594,188)	(8,075,832)	(6,141,975)	(202,695)	(4,003,277)	(720,485)	(964,756)

33,792,480	34,539,644	45,099,851	47,989,460	4,383,716	4,393,363	24,093,410	24,474,152

The accompanying notes are an integral part of these financial statements.

A26

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	Janus Aspen Janus Portfolio – Institutional Shares		MFS® Growth Series – Institutional Class		VP Value Fund – Class I
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(10,492)	$867	$(18,195)	$(11,704)	$58,646	$58,538
Capital gains distributions received	204,198	-	256,515	24,065	-	-
Realized gain (loss) on shares redeemed	160,487	111,824	177,722	194,728	156,184	160,405
Net change in unrealized gain (loss) on investments	(35,413)	522,889	(96,215)	810,025	549,579	1,327,206

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	318,780	635,580	319,827	1,017,114	764,409	1,546,149

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	37,142	81,169	86,397	87,732	95,572	143,669
Policy loans	-	-	(2,334)	(9,541)	(373)	-
Policy loan repayments and interest	-	-	2,224	15,116	282	304
Surrenders, withdrawals and death benefits	(374,173)	(195,813)	(147,186)	(316,429)	(213,486)	(528,498)
Net transfers between other subaccounts or fixed rate option	100,486	(39,879)	161,492	95,250	(21,980)	(45,604)
Other charges	(94,892)	(85,655)	(127,356)	(105,204)	(208,426)	(186,201)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(331,437)	(240,178)	(26,763)	(233,076)	(348,411)	(616,330)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,657)	395,402	293,064	784,038	415,998	929,819

NET ASSETS
Beginning of period	2,694,774	2,299,372	3,747,015	2,962,977	6,233,289	5,303,470

End of period	$2,682,117	$2,694,774	$4,040,079	$3,747,015	$6,649,287	$6,233,289

Beginning units	2,386,720	2,633,485	2,773,190	3,000,826	2,313,292	2,598,176
Units issued	190,118	171,509	162,147	287,988	60,445	339,485
Units redeemed	(432,305)	(418,274)	(204,669)	(515,624)	(170,508)	(624,369)

Ending units	2,144,533	2,386,720	2,730,668	2,773,190	2,203,229	2,313,292

The accompanying notes are an integral part of these financial statements.

A27

SUBACCOUNTS (Continued)
Franklin Small-Mid Cap Growth VIP Fund – Class 2		American Century VP Income & Growth Fund – Class I		Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares		Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(24,554)	$(21,450)	$26,017	$24,045	$2,963	$4,056	$(7,864)	$(8,783)
1,050,850	295,706	-	-	1,990	-	-	-
58,028	125,257	29,859	69,975	35,422	11,239	1,344,823	28,014
(715,751)	1,072,226	109,171	261,131	1,459	82,070	(1,200,599)	1,695,032

368,573	1,471,739	165,047	355,151	41,834	97,365	136,360	1,714,263

57,831	63,530	22,933	15,932	2,492	2,946	21,010	34,179
(25,014)	(3,623)	-	-	-	-	(14,466)	(25,666)
379	-	-	-	-	186	612	24,660
(30,089)	(340,545)	(15,118)	(14,521)	(94,201)	(37,403)	(1,089,985)	(17,219)
147,927	(9,825)	(14,871)	41,918	26,639	31,044	(1,128,267)	132,721
(95,707)	(88,343)	(26,820)	(23,762)	(8,142)	(8,183)	(44,347)	(46,007)

55,327	(378,806)	(33,876)	19,567	(73,212)	(11,410)	(2,255,443)	102,668

423,900	1,092,933	131,171	374,718	(31,378)	85,955	(2,119,083)	1,816,931

5,170,377	4,077,444	1,370,619	995,901	357,440	271,485	5,287,902	3,470,971

$5,594,277	$5,170,377	$1,501,790	$1,370,619	$326,062	$357,440	$3,168,819	$5,287,902

3,636,469	3,952,058	782,902	771,054	147,777	151,215	5,746,595	5,591,847
260,857	119,236	33,044	203,735	12,035	17,789	1,701,947	335,296
(218,944)	(434,825)	(51,980)	(191,887)	(39,307)	(21,227)	(4,051,729)	(180,548)

3,678,382	3,636,469	763,966	782,902	120,505	147,777	3,396,813	5,746,595

The accompanying notes are an integral part of these financial statements.

A28

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	Prudential SP Small Cap Value Portfolio		Prudential Jennison 20/20 Focus Portfolio		Goldman Sachs Small Cap Equity Insights Fund – Institutional Class
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(157,805)	$(136,849)	$(6,587)	$(4,934)	$(654)	$17,041
Capital gains distributions received	-	-	-	-	41,025	265,701
Realized gain (loss) on shares redeemed	1,740,088	1,006,750	99,629	75,939	475,684	44,342
Net change in unrealized gain (loss) on investments	1,536,438	17,381,372	354,292	1,211,203	(467,008)	280,436

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,118,721	18,251,273	447,334	1,282,208	49,047	607,520

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	4,593,150	4,581,863	1,973,258	1,694,970	27,925	145,250
Policy loans	(1,743,656)	(1,692,901)	(166,652)	(169,120)	-	-
Policy loan repayments and interest	682,289	527,019	36,152	11,904	-	-
Surrenders, withdrawals and death benefits	(2,622,149)	(2,071,127)	(164,983)	(167,648)	(54,152)	(23,206)
Net transfers between other subaccounts or fixed rate option	(208,688)	814,115	177,267	92,427	(1,985,248)	(13,946)
Other charges	(2,212,343)	(2,137,408)	(934,428)	(817,350)	(85,829)	(137,128)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,511,397)	21,561	920,614	645,183	(2,097,304)	(29,030)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,607,324	18,272,834	1,367,948	1,927,391	(2,048,257)	578,490

NET ASSETS
Beginning of period	67,383,353	49,110,519	5,950,107	4,022,716	2,340,380	1,761,890

End of period	$68,990,677	$67,383,353	$7,318,055	$5,950,107	$292,123	$2,340,380

Beginning units	23,749,538	23,910,006	414,376	363,505	968,877	987,247
Units issued	2,372,123	2,731,945	159,574	154,758	18,773	65,116
Units redeemed	(2,908,571)	(2,892,413)	(97,860)	(103,887)	(874,325)	(83,486)

Ending units	23,213,090	23,749,538	476,090	414,376	113,325	968,877

The accompanying notes are an integral part of these financial statements.

A29

SUBACCOUNTS (Continued)
Invesco V.I. Managed Volatility Fund – Series I		Invesco V.I. Technology Fund – Series I		Janus Aspen Enterprise Portfolio – Service Shares		Janus Aspen Balanced Portfolio – Service Shares
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$2,003	$2,206	$(1,447)	$(1,309)	$(3,121)	$5,231	$34,052	$31,398
3,518	1,645	62,047	56,616	276,924	-	77,732	148,950
1,622	1,056	10,528	14,159	1,139,791	128,106	418,922	14,815
5,907	2,576	4,424	77,178	(1,196,108)	758,168	(339,433)	298,395

13,050	7,483	75,552	146,644	217,486	891,505	191,273	493,558

5,821	7,940	13,921	19,240	37,317	138,505	32,319	38,227
-	-	(4,268)	(11,113)	(63,123)	(57,235)	-	-
-	-	384	2	50,819	103,988	-	-
-	(11,587)	-	-	(940)	(82,512)	(763,026)	(3,548)
(20,372)	10,959	(18,500)	22,927	(3,309,112)	(132,754)	(1,008,125)	(69,152)
(1,203)	(1,434)	(12,048)	(11,689)	(102,138)	(162,463)	(32,199)	(35,493)

(15,754)	5,878	(20,511)	19,367	(3,387,177)	(192,471)	(1,771,031)	(69,966)

(2,704)	13,361	55,041	166,011	(3,169,691)	699,034	(1,579,758)	423,592

83,033	69,672	708,530	542,519	3,723,288	3,024,254	2,996,094	2,572,502

$80,329	$83,033	$763,571	$708,530	$553,597	$3,723,288	$1,416,336	$2,996,094

57,861	53,666	1,530,931	1,463,933	2,969,154	3,178,006	1,385,061	1,421,987
3,547	13,688	34,143	211,503	193,913	240,685	289,729	19,320
(14,888)	(9,493)	(76,399)	(144,505)	(2,768,958)	(449,537)	(1,068,661)	(56,246)

46,520	57,861	1,488,675	1,530,931	394,109	2,969,154	606,129	1,385,061

The accompanying notes are an integral part of these financial statements.

A30

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	Oppenheimer Discovery Mid-Cap Growth Fund/VA – Service Shares		Janus Aspen Janus Portfolio – Service Shares		Prudential SP Prudential U.S. Emerging Growth Portfolio
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(127)	$(132)	$(1,032)	$15,331	$(172,610)	$(153,009)
Capital gains distributions received	-	-	314,223	-	-	-
Realized gain (loss) on shares redeemed	7,714	4,204	113,420	57,541	1,880,908	1,043,427
Net change in unrealized gain (loss) on investments	(4,610)	15,977	90,775	893,279	5,155,238	15,565,860

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,977	20,049	517,386	966,151	6,863,536	16,456,278

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	-	-	289,783	296,128	6,288,248	6,238,009
Policy loans	-	-	(112,993)	(74,933)	(2,087,454)	(1,615,658)
Policy loan repayments and interest	-	-	25,056	22,144	590,365	491,331
Surrenders, withdrawals and death benefits	(12,264)	(7,796)	(211,781)	(130,724)	(3,391,103)	(2,965,029)
Net transfers between other subaccounts or fixed rate option	-	-	(9,919)	18,258	(9,257)	1,135,405
Other charges	(6,215)	(7,505)	(121,301)	(117,734)	(2,841,828)	(2,797,680)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(18,479)	(15,301)	(141,155)	13,139	(1,451,029)	486,378

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,502)	4,748	376,231	979,290	5,412,507	16,942,656

NET ASSETS
Beginning of period	71,405	66,657	4,223,758	3,244,468	75,183,337	58,240,681

End of period	$55,903	$71,405	$4,599,989	$4,223,758	$80,595,844	$75,183,337

Beginning units	75,276	95,116	2,708,648	2,697,698	27,948,771	28,003,137
Units issued	-	-	217,793	274,696	2,897,605	3,507,079
Units redeemed	(19,321)	(19,840)	(303,182)	(263,746)	(3,636,370)	(3,561,445)

Ending units	55,955	75,276	2,623,259	2,708,648	27,210,006	27,948,771

The accompanying notes are an integral part of these financial statements.

A31

SUBACCOUNTS (Continued)
Janus Aspen Overseas Portfolio – Service Shares		Prudential SP International Growth Portfolio		Prudential SP International Value Portfolio		M Large Cap Growth Fund
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$606,644	$265,741	$(37,088)	$(34,227)	$(81,228)	$(73,044)	$1,157	$10,465
761,776	-	-	-	-	-	353,077	119,246
(121,146)	(98,060)	128,417	(21,054)	680,195	(54,787)	46,245	123,844
(1,756,700)	1,093,013	(1,352,388)	3,372,595	(3,000,909)	6,354,995	(133,422)	363,077

(509,426)	1,260,694	(1,261,059)	3,317,314	(2,401,942)	6,227,164	267,057	616,632

997,116	1,338,657	2,307,450	2,277,699	3,178,670	3,234,285	109,292	34,472
(118,878)	(116,110)	(546,725)	(539,255)	(789,376)	(820,704)	(14,693)	(184,845)
15,614	58,277	214,595	141,652	390,776	425,605	5,529	188,144
(603,704)	(127,935)	(824,308)	(813,847)	(1,554,027)	(1,152,468)	(4,948)	(37,734)
(4,471,781)	346,839	338,511	1,605,069	(1,616,379)	2,246,497	172,989	452,463
(570,803)	(688,387)	(901,320)	(974,628)	(1,308,936)	(1,366,774)	(119,443)	(115,631)

(4,752,436)	811,341	588,203	1,696,690	(1,699,272)	2,566,441	148,726	336,869

(5,261,862)	2,072,035	(672,856)	5,014,004	(4,101,214)	8,793,605	415,783	953,501

10,564,228	8,492,193	21,337,875	16,323,871	38,377,717	29,584,112	2,491,916	1,538,415

$5,302,366	$10,564,228	$20,665,019	$21,337,875	$34,276,503	$38,377,717	$2,907,699	$2,491,916

4,034,875	3,599,802	10,183,362	10,121,531	19,268,459	18,735,666	102,912	86,502
484,215	893,273	1,831,022	1,950,508	2,699,432	3,051,701	16,498	39,138
(3,308,165)	(458,200)	(1,471,723)	(1,888,677)	(3,764,089)	(2,518,908)	(10,455)	(22,728)

1,210,925	4,034,875	10,542,661	10,183,362	18,203,802	19,268,459	108,955	102,912

The accompanying notes are an integral part of these financial statements.

A32

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	M Capital Appreciation Fund		M International Equity Fund		M Large Cap Value Fund
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$-	$-	$33,680	$29,363	$29,444	$46,756
Capital gains distributions received	231,558	173,854	-	-	275,813	162,194
Realized gain (loss) on shares redeemed	29,412	59,499	(4,229)	(39,260)	25,363	138,837
Net change in unrealized gain (loss) on investments	2,687	337,286	(138,017)	150,026	(103,042)	176,035

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	263,657	570,639	(108,566)	140,129	227,578	523,822

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	91,713	32,197	46,191	28,817	101,477	61,448
Policy loans	(1,685)	(78,685)	(3,316)	(78,817)	(11,872)	(185,885)
Policy loan repayments and interest	2,289	78,617	2,106	78,357	5,317	188,056
Surrenders, withdrawals and death benefits	(5,360)	(27,592)	(898)	(51,665)	(2,810)	(35,789)
Net transfers between other subaccounts or fixed rate option	89,809	149,359	191,622	495,831	308,566	78,494
Other charges	(98,090)	(90,744)	(75,363)	(54,941)	(106,300)	(107,672)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	78,676	63,152	160,342	417,582	294,378	(1,348)

TOTAL INCREASE (DECREASE) IN NET ASSETS	342,333	633,791	51,776	557,711	521,956	522,474

NET ASSETS
Beginning of period	2,065,618	1,431,827	1,323,876	766,165	2,085,453	1,562,979

End of period	$2,407,951	$2,065,618	$1,375,652	$1,323,876	$2,607,409	$2,085,453

Beginning units	73,488	70,910	70,282	47,314	93,637	94,193
Units issued	7,923	14,441	29,043	46,016	21,154	29,538
Units redeemed	(5,208)	(11,863)	(20,748)	(23,048)	(8,053)	(30,094)

Ending units	76,203	73,488	78,577	70,282	106,738	93,637

The accompanying notes are an integral part of these financial statements.

A33

SUBACCOUNTS (Continued)
ProFund VP Asia 30		ProFund VP Basic Materials		ProFund VP Bear		ProFund VP Biotechnology
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(3)	$(3)	$2	$3	$(4)	$(22)	$(7)	$(7)
-	-	-	-	-	-	63	-
(11)	285	7	-	(143)	(5,691)	616	387
(83)	(28)	(1)	68	-	3	(206)	889

(97)	254	8	71	(147)	(5,710)	466	1,269

211	160	47	36	-	-	71	36
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
-	(247)	-	-	-	-	-	-
45	(1,273)	-	-	146	5,680	540	851
(37)	(76)	(18)	(17)	(30)	(115)	(203)	(198)

219	(1,436)	29	19	116	5,565	408	689

122	(1,182)	37	90	(31)	(145)	874	1,958

1,737	2,919	461	371	31	176	2,412	454

$1,859	$1,737	$498	$461	$-	$31	$3,286	$2,412

516	994	186	176	110	456	523	165
474	1,326	28	17	738,500	2,983,280	711	682
(428)	(1,804)	(16)	(7)	(738,610)	(2,983,626)	(684)	(324)

562	516	198	186	-	110	550	523

The accompanying notes are an integral part of these financial statements.

A34

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	ProFund VP UltraBull		ProFund VP Consumer Goods Portfolio		ProFund VP Oil & Gas
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(482)	$(319)	$17	$-	$37	$29
Capital gains distributions received	82,801	750	-	-	1,423	600
Realized gain (loss) on shares redeemed	(28,839)	83,626	77	-	(320)	1,416
Net change in unrealized gain (loss) on investments	(1,294)	87	-	-	(4,030)	1,260

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	52,186	84,144	94	-	(2,890)	3,305

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,044	1,084	-	-	-	4,350
Policy loans	-	-	-	-	(3,144)	(17,630)
Policy loan repayments and interest	-	-	-	-	14,567	13,968
Surrenders, withdrawals and death benefits	-	-	-	-	-	-
Net transfers between other subaccounts or fixed rate option	419,356	242,121	17	-	151	(1,302)
Other charges	(849)	(694)	(111)	-	(2,482)	(799)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	420,551	242,511	(94)	-	9,092	(1,413)

TOTAL INCREASE (DECREASE) IN NET ASSETS	472,737	326,655	-	-	6,202	1,892

NET ASSETS
Beginning of period	346,634	19,979	-	-	13,907	12,015

End of period	$819,371	$346,634	$-	$-	$20,109	$13,907

Beginning units	136,818	13,219	-	-	3,814	4,078
Units issued	5,815,619	6,444,330	1,292	-	5,461	5,840
Units redeemed	(5,689,347)	(6,320,731)	(1,292)	-	(3,072)	(6,104)

Ending units	263,090	136,818	-	-	6,203	3,814

The accompanying notes are an integral part of these financial statements.

A35

SUBACCOUNTS (Continued)
ProFund VP Europe 30		ProFund VP Financials		ProFund VP Health Care		ProFund VP Internet
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$367	$415	$(11)	$24	$(26)	$12	$(2)	$(1)
-	-	-	-	-	-	-	-
1,082	1,685	441	2,693	614	2,224	(45)	129
(5,088)	4,664	1,862	870	2,262	607	-	19

(3,639)	6,764	2,292	3,587	2,850	2,843	(47)	147

701	621	1,709	5,507	46	4,420	-	-
-	-	(3,534)	(17,630)	(3,759)	(17,630)	-	-
-	-	14,567	13,968	14,567	13,968	-	-
-	(1,237)	-	-	-	-	-	-
64	168	(2,745)	2,586	744	2,386	103	(1,401)
(1,820)	(1,982)	(2,593)	(1,431)	(2,211)	(1,216)	(56)	(55)

(1,055)	(2,430)	7,404	3,000	9,387	1,928	47	(1,456)

(4,694)	4,334	9,696	6,587	12,237	4,771	-	(1,309)

38,259	33,925	13,815	7,228	8,082	3,311	-	1,309

$33,565	$38,259	$23,511	$13,815	$20,319	$8,082	$-	$-

17,456	18,782	11,628	8,015	3,532	2,017	-	434
3,307	6,659	13,229	23,976	7,141	10,208	506	564
(3,957)	(7,985)	(7,287)	(20,363)	(3,476)	(8,693)	(506)	(998)

16,806	17,456	17,570	11,628	7,197	3,532	-	-

The accompanying notes are an integral part of these financial statements.

A36

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	ProFund VP Japan		ProFund VP Mid-Cap Growth		ProFund VP Mid-Cap Value
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(27)	$(25)	$(5)	$(8)	$(4)	$1
Capital gains distributions received	5,094	-	98	-	-	-
Realized gain (loss) on shares redeemed	312	1,469	533	148	318	111
Net change in unrealized gain (loss) on investments	(5,052)	2,391	(618)	694	(248)	307

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	327	3,835	8	834	66	419

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	285	222	155	72	145	72
Policy loans	-	-	-	-	-	-
Policy loan repayments and interest	-	-	-	-	-	-
Surrenders, withdrawals and death benefits	-	(409)	-	(1,298)	-	-
Net transfers between other subaccounts or fixed rate option	137	(239)	(2,671)	1,157	114	-
Other charges	(575)	(742)	(121)	(272)	(395)	(800)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(153)	(1,168)	(2,637)	(341)	(136)	(728)

TOTAL INCREASE (DECREASE) IN NET ASSETS	174	2,667	(2,629)	493	(70)	(309)

NET ASSETS
Beginning of period	11,586	8,919	3,865	3,372	1,330	1,639

End of period	$11,760	$11,586	$1,236	$3,865	$1,260	$1,330

Beginning units	6,218	7,078	1,394	1,584	473	769
Units issued	1,396	2,344	77	1,106	1,654	30
Units redeemed	(1,484)	(3,204)	(1,049)	(1,296)	(1,719)	(326)

Ending units	6,130	6,218	422	1,394	408	473

The accompanying notes are an integral part of these financial statements.

A37

SUBACCOUNTS (Continued)
ProFund VP Money Market		ProFund VP NASDAQ-100		ProFund VP Pharmaceuticals		ProFund VP Precious Metals
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(3,638)	$(3,683)	$(271)	$(229)	$79	$113	$(27)	$(33)
-	-	3,633	-	542	356	-	-
-	-	15,577	10,909	143	1,116	(479)	(418)
-	-	(1,524)	16,326	973	27	(1,993)	(6,583)

(3,638)	(3,683)	17,415	27,006	1,737	1,612	(2,499)	(7,034)

8,720	3,610	347	306	73	4,414	-	-
(3,299)	(3,142)	-	-	(3,598)	(17,630)	-	-
2,690	2,562	-	-	14,567	13,968	-	-
-	(2,903)	-	(375)	-	-	-	-
(712,488)	(408,060)	(654)	1,058	11	-	-	-
(23,154)	(26,149)	(5,658)	(4,980)	(2,046)	(457)	(574)	(716)

(727,531)	(434,082)	(5,965)	(3,991)	9,007	295	(574)	(716)

(731,169)	(437,765)	11,450	23,015	10,744	1,907	(3,073)	(7,750)

1,368,292	1,806,057	105,361	82,346	5,183	3,276	10,979	18,729

$637,123	$1,368,292	$116,811	$105,361	$15,927	$5,183	$7,906	$10,979

1,274,644	1,677,681	34,774	36,402	3,183	2,642	8,820	9,314
28,380,639	23,272,167	40,416	18,881	9,763	12,174	-	-
(29,060,080)	(23,675,204)	(42,157)	(20,509)	(4,730)	(11,633)	(457)	(494)

595,203	1,274,644	33,033	34,774	8,216	3,183	8,363	8,820

The accompanying notes are an integral part of these financial statements.

A38

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	ProFund VP Real Estate		ProFund VP Semiconductor		ProFund VP Short NASDAQ-100
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$529	$517	$(1)	$-	$(3)	$(15)
Capital gains distributions received	-	-	-	-	-	-
Realized gain (loss) on shares redeemed	4,389	(1,856)	(73)	-	(495)	(2,235)
Net change in unrealized gain (loss) on investments	4,335	(2,464)	-	-	-	-

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,253	(3,803)	(74)	-	(498)	(2,250)

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,634	1,084	-	-	-	2
Policy loans	-	-	-	-	-	-
Policy loan repayments and interest	-	-	-	-	-	-
Surrenders, withdrawals and death benefits	-	-	-	-	-	-
Net transfers between other subaccounts or fixed rate option	(656)	2,542	97	-	534	2,248
Other charges	(2,492)	(2,648)	(23)	-	(36)	-

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	(1,514)	978	74	-	498	2,250

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,739	(2,825)	-	-	-	-

NET ASSETS
Beginning of period	34,939	37,764	-	-	-	-

End of period	$42,678	$34,939	$-	$-	$-	$-

Beginning units	16,643	17,962	-	-	-
Units issued	36,766	351,019	849	-	731,641	3,209,061
Units redeemed	(37,106)	(352,338)	(849)	-	(731,641)	(3,209,061)

Ending units	16,303	16,643	-	-	-	-

The accompanying notes are an integral part of these financial statements.

A39

SUBACCOUNTS (Continued)
ProFund VP Short Small-Cap		ProFund VP Small-Cap		ProFund VP Small-Cap Growth		ProFund VP Small-Cap Value
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(2)	$(9)	$(242)	$(225)	$(22)	$(20)	$(1)	$(4)
-	-	20,405	2,129	1,232	420	-	-
(503)	(2,984)	1,087	4,243	(57)	794	108	213
-	-	(19,198)	21,849	(981)	1,498	(136)	136

(505)	(2,993)	2,052	27,996	172	2,692	(29)	345

-	5	-	-	874	847	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	(1,967)	-	-
505	2,988	-	33	(47)	(1,015)	(2,739)	2,565
-	-	(5,166)	(4,917)	(139)	(268)	(38)	(104)

505	2,993	(5,166)	(4,884)	688	(2,403)	(2,777)	2,461

-	-	(3,114)	23,112	860	289	(2,806)	2,806

-	-	101,208	78,096	8,416	8,127	2,806	-

$-	$-	$98,094	$101,208	$9,276	$8,416	$-	$2,806

-	-	36,304	38,333	2,695	3,646	1,012	-
607,301	1,729,892	-	6,985	296	2,587	-	2,931
(607,301)	(1,729,892)	(1,882)	(9,014)	(76)	(3,538)	(1,012)	(1,919)

-	-	34,422	36,304	2,915	2,695	-	1,012

The accompanying notes are an integral part of these financial statements.

A40

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	ProFund VP Technology		ProFund VP Telecommunications		ProFund VP U.S. Government Plus
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(4)	$(1)	$198	$121	$(6)	$(13)
Capital gains distributions received	-	-	-	203	-	13,018
Realized gain (loss) on shares redeemed	244	-	39	202	1,326	(11,116)
Net change in unrealized gain (loss) on investments	99	96	(227)	65	696	189

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	339	95	10	591	2,016	2,078

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	72	37	1,708	1,119	634	508
Policy loans	-	-	-	-	-	-
Policy loan repayments and interest	-	-	-	-	-	-
Surrenders, withdrawals and death benefits	-	-	-	-	-	(6,553)
Net transfers between other subaccounts or fixed rate option	2,126	-	-	(17)	6,460	(2,504)
Other charges	(130)	(18)	(564)	(561)	(111)	(663)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	2,068	19	1,144	541	6,983	(9,212)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,407	114	1,154	1,132	8,999	(7,134)

NET ASSETS
Beginning of period	484	370	5,679	4,547	-	7,134

End of period	$2,891	$484	$6,833	$5,679	$8,999	$-

Beginning units	207	198	3,400	3,043	-	3,582
Units issued	3,017	18	1,010	1,564	103,774	840,917
Units redeemed	(2,172)	(9)	(332)	(1,207)	(99,658)	(844,499)

Ending units	1,052	207	4,078	3,400	4,116	-

The accompanying notes are an integral part of these financial statements.

A41

SUBACCOUNTS (Continued)
ProFund VP UltraMid-Cap		ProFund VP UltraNASDAQ-100		ProFund VP UltraSmall-Cap		ProFund VP Bull
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(78)	$(37)	$(296)	$(171)	$(79)	$(73)	$(138)	$(121)
-	-	-	-	-	-	1,281	522
8,511	9,716	13,077	52,187	100	27,118	1,313	1,681
300	-	(1,446)	(92)	-	-	3,518	10,434

8,733	9,679	11,335	51,924	21	27,045	5,974	12,516

111	-	621	-	563	-	732	646
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	-
-	-	-	-	-	-	-	(901)
26,965	7,248	311,608	118,818	(51,342)	23,713	3,615	(396)
-	(11)	(22)	-	-	-	(2,734)	(2,476)

27,076	7,237	312,207	118,818	(50,779)	23,713	1,613	(3,127)

35,809	16,916	323,542	170,742	(50,758)	50,758	7,587	9,389

16,916	-	186,162	15,420	50,758	-	53,038	43,649

$52,725	$16,916	$509,704	$186,162	$-	$50,758	$60,625	$53,038

3,796	-	36,702	5,429	13,417	-	26,217	27,927
533,672	422,863	1,891,790	1,942,620	690,363	1,034,211	3,487	29,497
(527,183)	(419,067)	(1,854,331)	(1,911,347)	(703,780)	(1,020,794)	(2,752)	(31,207)

10,285	3,796	74,161	36,702	-	13,417	26,952	26,217

The accompanying notes are an integral part of these financial statements.

A42

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	ProFund VP Utilities		AST T. Rowe Price Large-Cap Growth Portfolio		AST Cohen & Steers Realty Portfolio
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$54	$57	$(67,131)	$(52,526)	$(6,414)	$(5,022)
Capital gains distributions received	-	-	-	-	-	-
Realized gain (loss) on shares redeemed	40	10	837,014	696,090	113,843	113,803
Net change in unrealized gain (loss) on investments	60	-	1,578,733	7,427,472	1,590,222	(15,753)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	154	67	2,348,616	8,071,036	1,697,651	93,028

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	72	12	2,750,078	2,257,282	1,363,193	1,180,691
Policy loans	-	-	(594,956)	(470,800)	(144,362)	(174,239)
Policy loan repayments and interest	-	-	192,536	101,868	36,421	25,989
Surrenders, withdrawals and death benefits	-	-	(1,095,059)	(1,406,346)	(196,776)	(210,781)
Net transfers between other subaccounts or fixed rate option	3	(2)	2,136,863	1,636,418	186,568	499,980
Other charges	(62)	(34)	(1,398,135)	(1,093,661)	(510,714)	(490,599)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	13	(24)	1,991,327	1,024,761	734,330	831,041

TOTAL INCREASE (DECREASE) IN NET ASSETS	167	43	4,339,943	9,095,797	2,431,981	924,069

NET ASSETS
Beginning of period	416	373	27,325,720	18,229,923	5,197,761	4,273,692

End of period	$583	$416	$31,665,663	$27,325,720	$7,629,742	$5,197,761

Beginning units	165	167	1,488,754	1,427,492	314,427	266,362
Units issued	1,080	820	320,206	308,798	102,522	121,923
Units redeemed	(1,061)	(822)	(214,514)	(247,536)	(64,035)	(73,858)

Ending units	184	165	1,594,446	1,488,754	352,914	314,427

The accompanying notes are an integral part of these financial statements.

A43

SUBACCOUNTS (Continued)
AST J.P. Morgan Strategic Opportunities Portfolio		AST Herndon Large-Cap Value Portfolio		AST Small-Cap Growth Opportunities Portfolio		AST Small-Cap Value Portfolio
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(9,676)	$(6,670)	$(5,705)	$(4,387)	$(4,608)	$(3,430)	$(6,511)	$(5,254)
-	-	-	-	-	-	-	-
47,687	63,713	95,043	65,510	91,798	46,939	174,345	98,887
268,792	396,359	(6,174)	1,232,739	140,304	1,150,301	175,451	1,549,874

306,803	453,402	83,164	1,293,862	227,494	1,193,810	343,285	1,643,507

1,653,411	1,692,227	1,096,334	987,835	912,300	892,797	1,111,769	994,835
(69,368)	(165,005)	(114,372)	(82,016)	(151,301)	(71,582)	(195,643)	(189,401)
9,869	7,876	18,556	8,560	17,211	15,639	27,637	23,469
(129,849)	(138,565)	(168,202)	(124,857)	(174,627)	(105,997)	(245,617)	(158,963)
303,113	405,780	(56,765)	158,857	88,025	114,283	14,860	179,596
(776,568)	(730,615)	(380,720)	(398,047)	(386,004)	(360,632)	(438,098)	(432,730)

990,608	1,071,698	394,831	550,332	305,604	484,508	274,908	416,806

1,297,411	1,525,100	477,995	1,844,194	533,098	1,678,318	618,193	2,060,313

5,285,026	3,759,926	5,346,614	3,502,420	4,404,836	2,726,518	6,336,608	4,276,295

$6,582,437	$5,285,026	$5,824,609	$5,346,614	$4,937,934	$4,404,836	$6,954,801	$6,336,608

335,830	265,207	322,338	283,989	221,471	192,839	309,206	286,424
128,373	156,941	74,155	98,252	60,406.00	68,538	66,193	74,715
(67,013)	(86,318)	(50,379)	(59,903)	(45,055.00)	(39,906)	(52,690)	(51,933)

397,190	335,830	346,114	322,338	236,822	221,471	322,709	309,206

The accompanying notes are an integral part of these financial statements.

A44

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	AST Goldman Sachs Mid-Cap Growth Portfolio		AST Large-Cap Value Portfolio		AST Loomis Sayles Large-Cap Growth Portfolio
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(5,174)	$(3,872)	$(57,902)	$(48,040)	$(24,079)	$(20,039)
Capital gains distributions received	-	-	-	-	-	-
Realized gain (loss) on shares redeemed	84,481	70,044	461,379	317,194	396,748	237,264
Net change in unrealized gain (loss) on investments	502,436	1,006,834	3,069,505	6,502,418	1,113,268	3,526,034

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	581,743	1,073,006	3,472,982	6,771,572	1,485,937	3,743,259

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,131,516	931,778	2,943,626	2,664,116	1,448,579	1,423,211
Policy loans	(116,510)	(145,479)	(635,639)	(822,919)	(382,532)	(392,724)
Policy loan repayments and interest	17,800	19,303	277,346	312,676	65,764	242,325
Surrenders, withdrawals and death benefits	(171,041)	(145,899)	(1,152,835)	(1,254,637)	(468,476)	(443,881)
Net transfers between other subaccounts or fixed rate option	120,546	209,243	1,586,906	1,545,547	(296,186)	1,399,815
Other charges	(490,756)	(425,587)	(1,266,525)	(1,117,649)	(634,758)	(646,843)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	491,555	443,359	1,752,879	1,327,134	(267,609)	1,581,903

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,073,298	1,516,365	5,225,861	8,098,706	1,218,328	5,325,162

NET ASSETS
Beginning of period	4,685,967	3,169,602	24,781,186	16,682,480	14,368,537	9,043,375

End of period	$5,759,265	$4,685,967	$30,007,047	$24,781,186	$15,586,865	$14,368,537

Beginning units	205,596	183,648	1,919,733	1,804,426	920,245	783,515
Units issued	61,799	68,655	393,649	445,626	103,172	279,772
Units redeemed	(40,599)	(46,707)	(266,448)	(330,319)	(123,957)	(143,042)

Ending units	226,796	205,596	2,046,934	1,919,733	899,460	920,245

The accompanying notes are an integral part of these financial statements.

A45

SUBACCOUNTS (Continued)
AST MFS Growth Portfolio		AST Neuberger Berman Mid-Cap Growth Portfolio		AST Small-Cap Growth Portfolio		AST PIMCO Limited Maturity Bond Portfolio
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(2,722)	$(1,832)	$(345)	$(315)	$(41,234)	$(36,126)	$(2,146)	$(1,872)
-	-	-	-	-	-	-	-
57,161	38,277	7,861	8,131	542,566	391,905	(4,425)	(2,997)
185,016	543,642	18,577	81,104	176,425	4,306,350	959	(39,068)

239,455	580,087	26,093	88,920	677,757	4,662,129	(5,612)	(43,937)

860,328	632,352	-	14	2,019,898	1,778,911	550,381	510,607
(67,705)	(35,117)	(7,679)	(1,954)	(462,428)	(395,805)	(72,703)	(54,178)
14,149	4,832	-	-	114,064	95,034	6,718	9,065
(86,652)	(105,682)	(2,061)	(12,752)	(777,561)	(662,315)	(61,063)	(77,501)
198,311	235,168	(1,401)	(5,649)	307,586	431,485	59,331	186,840
(376,728)	(314,783)	(8,344)	(9,136)	(888,383)	(824,402)	(244,454)	(247,957)

541,703	416,770	(19,485)	(29,477)	313,176	422,908	238,210	326,876

781,158	996,857	6,608	59,443	990,933	5,085,037	232,598	282,939

2,394,322	1,397,465	350,786	291,343	18,387,275	13,302,238	1,984,058	1,701,119

$3,175,480	$2,394,322	$357,394	$350,786	$19,378,208	$18,387,275	$2,216,656	$1,984,058

127,072	101,289	16,127	17,744	995,013	970,911	147,702	123,760
59,857	55,751	-	-	163,332	165,379	57,555	59,871
(31,747)	(29,968)	(890)	(1,617)	(146,287)	(141,277)	(39,911)	(35,929)

155,182	127,072	15,237	16,127	1,012,058	995,013	165,346	147,702

The accompanying notes are an integral part of these financial statements.

A46

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	AST T. Rowe Price Natural Resources Portfolio		AST MFS Global Equity Portfolio		AST J.P. Morgan International Equity Portfolio
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(13,650)	$(11,166)	$(3,895)	$(2,506)	$(5,696)	$(4,726)
Capital gains distributions received	-	-	-	-	-	-
Realized gain (loss) on shares redeemed	31,890	(33,344)	52,134	48,302	47,655	57,681
Net change in unrealized gain (loss) on investments	(1,207,954)	1,651,449	93,484	555,689	(428,942)	637,598

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,189,714)	1,606,939	141,723	601,485	(386,983)	690,553

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	2,679,025	2,644,503	894,255	552,056	1,157,539	1,057,353
Policy loans	(333,859)	(256,218)	(96,246)	(27,065)	(131,496)	(141,835)
Policy loan repayments and interest	71,952	76,131	7,470	5,710	33,136	17,727
Surrenders, withdrawals and death benefits	(385,365)	(377,299)	(97,388)	(88,132)	(223,798)	(144,562)
Net transfers between other subaccounts or fixed rate option	(47,893)	16,672	509,920	765,384	269,088	37,321
Other charges	(902,129)	(1,030,232)	(340,234)	(251,575)	(373,157)	(397,370)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	1,081,731	1,073,557	877,777	956,378	731,312	428,634

TOTAL INCREASE (DECREASE) IN NET ASSETS	(107,983)	2,680,496	1,019,500	1,557,863	344,329	1,119,187

NET ASSETS
Beginning of period	12,660,547	9,980,051	3,397,679	1,839,816	5,435,009	4,315,822

End of period	$12,552,564	$12,660,547	$4,417,179	$3,397,679	$5,779,338	$5,435,009

Beginning units	774,918	704,102	161,946	111,812	352,469	322,558
Units issued	184,979	197,355	73,463	80,371	99,957	92,920
Units redeemed	(120,666)	(126,539)	(32,042)	(30,237)	(51,750)	(63,009)

Ending units	839,231	774,918	203,367	161,946	400,676	352,469

The accompanying notes are an integral part of these financial statements.

A47

SUBACCOUNTS (Continued)
AST Templeton Global Bond Portfolio		Neuberger Berman Advisers Management Trust Socially Responsive Portfolio – S Class		American Century VP Mid Cap Value Fund – Class I		JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(2,066)	$(1,807)	$80	$839	$36,551	$18,751	$6,335	$4,139
-	-	-	-	173,543	19,493	157,697	-
(4,489)	(6,898)	11,239	4,033	26,849	18,811	22,196	7,033
13,589	(58,894)	15,418	37,240	255,604	350,727	9,261	175,213

7,034	(67,599)	26,737	42,112	492,547	407,782	195,489	186,385

448,919	458,083	86,596	58,630	544,786	318,179	319,762	205,053
(53,693)	(49,948)	(7,866)	(6,290)	(32,293)	(13,375)	(31,335)	(79,485)
11,465	5,990	3,357	3,362	11,517	3,083	6,796	81,021
(79,163)	(82,553)	(7,728)	(7,118)	(77,288)	(65,542)	(21,745)	(13,674)
9,969	142,994	(11,561)	127,587	1,220,757	693,128	307,181	341,768
(162,215)	(180,981)	(40,233)	(27,079)	(283,637)	(158,581)	(149,397)	(76,244)

175,282	293,585	22,565	149,092	1,383,842	776,892	431,262	458,439

182,316	225,986	49,302	191,204	1,876,389	1,184,674	626,751	644,824

1,954,387	1,728,401	260,571	69,367	2,291,374	1,106,700	978,557	333,733

$2,136,703	$1,954,387	$309,873	$260,571	$4,167,763	$2,291,374	$1,605,308	$978,557

139,390	118,526	17,466	6,383	128,343	80,635	57,958	27,779
46,909	46,892	8,795	14,833	95,204	64,056	45,011	43,637
(34,598)	(26,028)	(7,378)	(3,750)	(23,040)	(16,348)	(20,807)	(13,458)

151,701	139,390	18,883	17,466	200,507	128,343	82,162	57,958

The accompanying notes are an integral part of these financial statements.

A48

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	The Dreyfus Socially Responsible Growth Fund, Inc. – Service Shares		Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares		MFS® Utilities Series – Institutional Class
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$2,022	$1,463	$3,722	$3,695	$83,080	$59,210
Capital gains distributions received	18,985	-	3,016	-	152,578	49,191
Realized gain (loss) on shares redeemed	6,593	5,082	29,398	7,605	21,448	52,512
Net change in unrealized gain (loss) on investments	12,860	40,999	32,670	105,318	165,271	259,741

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	40,460	47,544	68,806	116,618	422,377	420,654

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	144,568	73,438	118,975	87,703	1,230,210	796,818
Policy loans	(4,789)	(7,853)	(7,452)	(5,103)	(58,126)	(42,954)
Policy loan repayments and interest	466	732	341	137	20,698	6,091
Surrenders, withdrawals and death benefits	(18,459)	(1,693)	(10,771)	(7,806)	(61,356)	(117,334)
Net transfers between other subaccounts or fixed rate option	88,964	16,888	35,700	168,448	620,732	483,603
Other charges	(63,574)	(37,239)	(58,549)	(40,560)	(520,437)	(365,891)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	147,176	44,273	78,244	202,819	1,231,721	760,333

TOTAL INCREASE (DECREASE) IN NET ASSETS	187,636	91,817	147,050	319,437	1,654,098	1,180,987

NET ASSETS
Beginning of period	215,005	123,188	561,638	242,201	2,967,852	1,786,865

End of period	$402,641	$215,005	$708,688	$561,638	$4,621,950	$2,967,852

Beginning units	13,521	10,370	33,513	19,447	210,614	152,664
Units issued	14,415	7,654	14,346	19,300	127,517	117,589
Units redeemed	(5,531)	(4,503)	(9,997)	(5,234)	(46,888)	(59,639)

Ending units	22,405	13,521	37,862	33,513	291,243	210,614

The accompanying notes are an integral part of these financial statements.

A49

SUBACCOUNTS (Continued)
AST Schroders Multi-Asset World Strategies Portfolio		AST PIMCO Total Return Bond Portfolio		AST T. Rowe Price Asset Allocation Portfolio		AST Wellington Management Hedged Equity Portfolio
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(5,764)	$(4,061)	$(148,563)	$(163,306)	$(13,219)	$(6,548)	$(96,664)	$(85,947)
-	-	-	-	-	-	-	-
15,492	19,803	793,129	310,143	20,597	32,613	1,293,313	837,483
48,943	203,175	1,817,312	(1,581,734)	285,651	377,844	1,946,881	8,968,619

58,671	218,917	2,461,878	(1,434,897)	293,029	403,909	3,143,530	9,720,155

729,496	707,222	4,438,431	4,824,213	1,866,493	1,239,854	8,079,573	8,375,081
(15,590)	(5,442)	(814,397)	(1,208,547)	(37,675)	(21,597)	(1,607,753)	(948,511)
534	539	502,830	932,295	1,657	1,051	415,004	333,827
(32,583)	(44,722)	(2,608,180)	(1,784,308)	(43,469)	(40,339)	(2,385,085)	(2,295,177)
24,047	241,902	(7,798,803)	(3,694,543)	2,735,209	748,565	(909,156)	(264,468)
(352,412)	(311,326)	(2,553,872)	(2,708,593)	(907,603)	(584,485)	(3,115,917)	(3,414,793)

353,492	588,173	(8,833,991)	(3,639,483)	3,614,612	1,343,049	476,666	1,785,959

412,163	807,090	(6,372,113)	(5,074,380)	3,907,641	1,746,958	3,620,196	11,506,114

2,083,487	1,276,397	63,362,250	68,436,630	3,590,566	1,843,608	58,697,418	47,191,304

$2,495,650	$2,083,487	$56,990,137	$63,362,250	$7,498,207	$3,590,566	$62,317,614	$58,697,418

121,200	84,730	5,396,390	5,709,814	193,716	115,919	3,903,822	3,776,199
43,929	64,811	588,051	718,261	244,487	124,050	610,995	732,053
(23,879)	(28,341)	(1,315,822)	(1,031,685)	(55,174)	(46,253)	(580,630)	(604,430)

141,250	121,200	4,668,619	5,396,390	383,029	193,716	3,934,187	3,903,822

The accompanying notes are an integral part of these financial statements.

A50

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	AST Balanced Asset Allocation Portfolio		AST Preservation Asset Allocation Portfolio		AST FI Pyramis Quantitative Portfolio
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(189,707)	$(161,011)	$(49,878)	$(44,713)	$(5,659)	$(3,589)
Capital gains distributions received	-	-	-	-	-	-
Realized gain (loss) on shares redeemed	1,706,317	1,106,004	342,027	257,740	16,712	20,010
Net change in unrealized gain (loss) on investments	4,844,003	13,223,431	915,699	1,527,457	54,354	197,520

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,360,613	14,168,424	1,207,848	1,740,484	65,407	213,941

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	15,649,077	14,955,936	3,017,688	3,214,344	744,833	647,031
Policy loans	(2,969,240)	(1,913,092)	(390,729)	(357,141)	(7,997)	(1,073)
Policy loan repayments and interest	824,951	473,227	110,150	125,518	187	133
Surrenders, withdrawals and death benefits	(4,032,836)	(4,853,849)	(857,803)	(725,928)	(9,311)	(14,404)
Net transfers between other subaccounts or fixed rate option	4,003,752	2,933,950	(163,883)	1,057,028	336,643	255,110
Other charges	(7,124,532)	(6,968,565)	(1,500,735)	(1,520,597)	(348,256)	(280,632)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	6,351,172	4,627,607	214,688	1,793,224	716,099	606,165

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,711,785	18,796,031	1,422,536	3,533,708	781,506	820,106

NET ASSETS
Beginning of period	97,708,024	78,911,993	21,960,679	18,426,971	1,920,952	1,100,846

End of period	$110,419,809	$97,708,024	$23,383,215	$21,960,679	$2,702,458	$1,920,952

Beginning units	6,619,219	6,277,235	1,641,875	1,501,269	108,828	71,394
Units issued	1,406,168	1,393,165	285,073	448,338	63,032	60,634
Units redeemed	(990,845)	(1,051,181)	(270,728)	(307,732)	(23,064)	(23,200)

Ending units	7,034,542	6,619,219	1,656,220	1,641,875	148,796	108,828

The accompanying notes are an integral part of these financial statements.

A51

SUBACCOUNTS (Continued)
AST Prudential Growth Allocation Portfolio		AST Advanced Strategies Portfolio		AST Schroders Global Tactical Portfolio		AST RCM World Trends Portfolio
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$(10,278)	$(4,865)	$(8,090)	$(4,565)	$(6,193)	$(3,723)	$(3,973)	$(2,826)
-	-	-	-	-	-	-	-
22,960	11,575	27,198	19,787	21,469	18,079	10,612	7,986
351,212	308,807	173,977	258,282	140,635	228,819	67,598	127,744

363,894	315,517	193,085	273,504	155,911	243,175	74,237	132,904

1,657,690	1,004,235	1,118,653	873,314	867,738	621,175	460,808	339,372
(21,375)	(15,737)	(35,972)	(14,142)	(16,963)	(8,353)	(7,952)	(6,687)
1,506	1,156	1,479	1,233	1,157	965	896	632
(47,424)	(38,570)	(47,531)	(55,899)	(30,444)	(24,514)	(14,670)	(30,725)
3,011,900	345,829	1,185,396	391,776	1,309,660	231,832	424,752	118,660
(723,889)	(401,640)	(563,324)	(433,180)	(406,558)	(309,900)	(248,275)	(200,233)

3,878,408	895,273	1,658,701	763,102	1,724,590	511,205	615,559	221,019

4,242,302	1,210,790	1,851,786	1,036,606	1,880,501	754,380	689,796	353,923

2,714,657	1,503,867	2,397,647	1,361,041	1,898,582	1,144,202	1,315,480	961,557

$6,956,959	$2,714,657	$4,249,433	$2,397,647	$3,779,083	$1,898,582	$2,005,276	$1,315,480

149,750	96,840	126,838	83,712	99,555	70,657	80,036	65,616
250,646	82,998	121,953	74,384	114,618	50,782	52,606	30,570
(48,073)	(30,088)	(36,402)	(31,258)	(26,515)	(21,884)	(16,311)	(16,150)

352,323	149,750	212,389	126,838	187,658	99,555	116,331	80,036

The accompanying notes are an integral part of these financial statements.

A52

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	AST BlackRock Global Strategies Portfolio		TOPS Aggressive Growth ETF Portfolio – Class 2		TOPS Balanced ETF Portfolio – Class 2
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013
OPERATIONS
Net investment income (loss)	$(280,316)	$(256,824)	$7,904	$2,908	$11,643	$4,487
Capital gains distributions received	-	-	22,021	636	30,925	-
Realized gain (loss) on shares redeemed	1,627,632	933,305	9,340	7,091	2,920	1,285
Net change in unrealized gain (loss) on investments	5,559,021	13,294,895	1,383	63,487	(27,242)	23,040

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,906,337	13,971,376	40,648	74,122	18,246	28,812

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	22,050,089	23,043,171	569,322	325,309	247,480	165,105
Policy loans	(4,055,791)	(3,791,036)	(16,024)	(5,857)	(3,272)	(75)
Policy loan repayments and interest	1,059,382	838,366	2,787	5,712	237	49
Surrenders, withdrawals and death benefits	(6,742,262)	(7,270,558)	(32,565)	(6,770)	(20,816)	-
Net transfers between other subaccounts or fixed rate option	(645,839)	(1,484,989)	574,659	225,919	308,432	155,694
Other charges	(8,493,744)	(9,264,071)	(289,350)	(161,280)	(130,933)	(84,017)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	3,171,835	2,070,883	808,829	383,033	401,128	236,756

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,078,172	16,042,259	849,477	457,155	419,374	265,568

NET ASSETS
Beginning of period	146,159,157	130,116,898	634,258	177,103	510,144	244,576

End of period	$156,237,329	$146,159,157	$1,483,735	$634,258	$929,518	$510,144

Beginning units	12,774,610	12,583,264	41,778	14,292	40,584	21,207
Units issued	2,226,312	2,384,041	74,376	41,397	43,233	26,502
Units redeemed	(1,958,494)	(2,192,695)	(22,817)	(13,911)	(12,328)	(7,125)

Ending units	13,042,428	12,774,610	93,337	41,778	71,489	40,584

The accompanying notes are an integral part of these financial statements.

A53

SUBACCOUNTS (Continued)
TOPS Conservative ETF Portfolio – Class 2		TOPS Growth ETF Portfolio – Class 2		TOPS Moderate Growth ETF Portfolio – Class 2		TOPS Managed Risk Balanced ETF Portfolio – Class 2
01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013

$480	$885	$13,885	$4,782	$22,801	$5,589	$7,933	$3,828
1,572	642	12,164	36	72,672	2,086	8,203	-
81	1,902	14,237	10,067	11,632	4,297	22,388	8,919
(960)	(1,073)	(3,789)	81,448	(74,397)	53,085	(23,609)	35,174

1,173	2,356	36,497	96,333	32,708	65,057	14,915	47,921

60,219	47,237	595,559	337,680	460,516	298,782	242,859	288,403
(393)	(43)	(63,607)	(14,618)	(147)	(61)	(488)	(415)
1,806	1,801	7,744	13,630	22	18	42	23
(2,662)	(257)	(3,524)	(1,463)	(33,341)	(15,908)	(422)	(244)
15,041	2,854	187,052	195,117	187,178	191,081	625,761	219,638
(23,909)	(17,173)	(244,578)	(140,599)	(176,030)	(148,325)	(236,001)	(195,842)

50,102	34,419	478,646	389,747	438,198	325,587	631,751	311,563

51,275	36,775	515,143	486,080	470,906	390,644	646,666	359,484

71,070	34,295	856,303	370,223	755,656	365,012	786,652	427,168

$122,345	$71,070	$1,371,446	$856,303	$1,226,562	$755,656	$1,433,318	$786,652

6,060	3,055	54,703	28,091	56,424	30,772	67,487	39,442
9,707	11,267	52,186	40,317	50,890	38,550	88,274	45,971
(5,542)	(8,262)	(22,284)	(13,705)	(18,723)	(12,898)	(36,019)	(17,926)

10,225	6,060	84,605	54,703	88,591	56,424	119,742	67,487

The accompanying notes are an integral part of these financial statements.

A54

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	TOPS Managed Risk Growth ETF Portfolio – Class 2		TOPS Managed Risk Moderate Growth ETF Portfolio – Class 2		American Funds Growth Fund – Class 2
	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	01/01/2013 to 12/31/2013	01/01/2014 to 12/31/2014	10/7/2013* to 12/31/2013
OPERATIONS
Net investment income (loss)	$19,756	$9,411	$16,998	$4,954	$3,427	$117
Capital gains distributions received	-	-	22,697	-	12,456	-
Realized gain (loss) on shares redeemed	27,675	9,011	23,864	4,286	(196)	4
Net change in unrealized gain (loss) on investments	(48,495)	155,717	(47,438)	77,728	7,209	996

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,064)	174,139	16,121	86,968	22,896	1,117

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	1,011,358	553,196	720,981	268,211	143,016	22,870
Policy loans	(22,803)	(2,457)	(5,629)	(187)	(15,832)	(172)
Policy loan repayments and interest	4,109	197	66	3	78	-
Surrenders, withdrawals and death benefits	(15,716)	(1,680)	(34,061)	(188)	-	-
Net transfers between other subaccounts or fixed rate option	4,518,104	538,452	879,237	220,409	382,214	27,600
Other charges	(463,943)	(237,464)	(280,734)	(133,260)	(90,648)	(1,462)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	5,031,109	850,244	1,279,860	354,988	418,828	48,836

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,030,045	1,024,383	1,295,981	441,956	441,724	49,953

NET ASSETS
Beginning of period	1,744,520	720,137	965,085	523,129	49,953	-

End of period	$6,774,565	$1,744,520	$2,261,066	$965,085	$491,677	$49,953

Beginning units	139,620	66,560	80,170	48,860	4,653	-
Units issued	621,618	98,831	144,590	43,324	51,185	4,808
Units redeemed	(213,372)	(25,771)	(41,357)	(12,014)	(13,585)	(155)

Ending units	547,866	139,620	183,403	80,170	42,253	4,653

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A55

SUBACCOUNTS (Continued)
American Funds Growth-Income Fund – Class 2		American Funds International Fund – Class 2		Fidelity VIP Contrafund Portfolio – Service Class 2		Fidelity VIP MidCap Portfolio – Service Class 2
01/01/2014 to 12/31/2014	10/7/2013* to 12/31/2013	01/01/2014 to 12/31/2014	10/7/2013* to 12/31/2013	01/01/2014 to 12/31/2014	10/7/2013* to 12/31/2013	01/01/2014 to 12/31/2014	10/7/2013* to 12/31/2013

$13,873	$9	$2,855	$3	$3,218	$76	$(158)	$62
12,946	-	-	-	9,596	3	4,510	2,836
760	-	(230)	-	896	1	313	(19)
15,580	132	(10,623)	124	12,801	296	14,962	(1,640)

43,159	141	(7,998)	127	26,511	376	19,627	1,239

154,152	7,533	58,589	7,453	127,763	897	187,907	475
(8,037)	(86)	(14,996)	-	(8)	-	(732)	(86)
160	-	44	-	179	-	103	-
(2,955)	-	(1,001)	-	(15,034)	-	(3,416)	-
1,545,250	8,393	197,826	411	391,113	9,689	278,341	25,468
(93,109)	(108)	(25,922)	(38)	(52,035)	(169)	(64,622)	(369)

1,595,461	15,732	214,540	7,826	451,978	10,417	397,581	25,488

1,638,620	15,873	206,542	7,953	478,489	10,793	417,208	26,727

15,873	-	7,953	-	10,793	-	26,727	-

$1,654,493	$15,873	$214,495	$7,953	$489,282	$10,793	$443,935	$26,727

1,448	-	747	-	990	-	2,455	-
157,887	1,467	26,267	751	47,769	1,007	46,014	2,500
(11,013)	(19)	(6,290)	(4)	(8,540)	(17)	(9,969)	(45)

148,322	1,448	20,724	747	40,219	990	38,500	2,455

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A56

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	Franklin Income VIP Fund – Class 2		Franklin Mutual Shares VIP Fund – Class 2		Templeton Growth VIP Fund – Class 2
	01/01/2014 to 12/31/2014	10/7/2013* to 12/31/2013	01/01/2014 to 12/31/2014	10/7/2013* to 12/31/2013	01/01/2014 to 12/31/2014	10/7/2013* to 12/31/2013
OPERATIONS
Net investment income (loss)	$10,495	$-	$3,712	$-	$1,058	$-
Capital gains distributions received	-	-	992	-	-	-
Realized gain (loss) on shares redeemed	(2,623)	-	(806)	-	(153)	-
Net change in unrealized gain (loss) on investments	(18,195)	47	(2,051)	38	(6,481)	8

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(10,323)	47	1,847	38	(5,576)	8

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	66,679	-	54,569	-	51,224	18
Policy loans	-	-	-	-	-	-
Policy loan repayments and interest	72	-	18	-	-	-
Surrenders, withdrawals and death benefits	-	-	-	-	(32)	-
Net transfers between other subaccounts or fixed rate option	373,673	9,040	191,629	2,054	125,950	599
Other charges	(23,998)	(29)	(12,162)	(28)	(12,717)	(28)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	416,426	9,011	234,054	2,026	164,425	589

TOTAL INCREASE (DECREASE) IN NET ASSETS	406,103	9,058	235,901	2,064	158,849	597

NET ASSETS
Beginning of period	9,058	-	2,064	-	597	-

End of period	$415,161	$9,058	$237,965	$2,064	$159,446	$597

Beginning units	861	-	193	-	56	-
Units issued	42,972	864	23,231	196	16,508	58
Units redeemed	(6,053)	(3)	(2,622)	(3)	(1,237)	(2)

Ending units	37,780	861	20,802	193	15,327	56

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A57

SUBACCOUNTS (Continued)
Hartford Capital Appreciation HLS Fund – Class IB		Hartford Disciplined Equity HLS Fund – Class IB		Hartford Dividend and Growth HLS Fund – Class IB		Hartford Growth Opportunities HLS Fund – Class IB
01/01/2014 to 12/31/2014	10/7/2013* to 12/31/2013	01/01/2014 to 12/31/2014	10/7/2013* to 12/31/2013	01/01/2014 to 12/31/2014	10/7/2013* to 12/31/2013	01/01/2014 to 12/31/2014	10/7/2013* to 12/31/2013

$1,536	$32	$321	$-	$7,972	$87	$(90)	$(1)
29,982	13	842	-	46,658	28	21,721	-
(2,297)	1	301	-	(1,867)	(1)	(1,014)	(2)
(17,556)	263	2,568	1	(18,373)	37	(2,687)	313

11,665	309	4,032	1	34,390	151	17,930	310

81,412	1,564	10,834	3	90,274	56	103,220	1,208
(15,264)	-	(34)	-	(419)	-	(5)	-
42	-	3	-	821	-	36	-
-	-	-	-	(2,711)	-	(2,939)	-
218,439	11,115	81,724	94	462,917	14,363	136,468	6,799
(29,188)	(73)	(4,955)	(13)	(37,400)	(109)	(33,403)	(144)

255,441	12,606	87,572	84	513,482	14,310	203,377	7,863

267,106	12,915	91,604	85	547,872	14,461	221,307	8,173

12,915	-	85	-	14,461	-	8,173	-

$280,021	$12,915	$91,689	$85	$562,333	$14,461	$229,480	$8,173

1,185	-	8	-	1,322	-	762	-
29,894	1,193	8,042	9	50,544	1,333	22,873	776
(7,045)	(8)	(835)	(1)	(6,186)	(11)	(4,808)	(14)

24,034	1,185	7,215	8	45,680	1,322	18,827	762

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A58

FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2014 and 2013

	SUBACCOUNTS
	MFS® Research Bond Series – Initial Class		MFS Value Series – Initial Class		Invesco V.I. Growth and Income Fund – Series I
	01/01/2014 to 12/31/2014	10/7/2013* to 12/31/2013	01/01/2014 to 12/31/2014	10/7/2013* to 12/31/2013	05/01/2014* to 12/31/2014
OPERATIONS
Net investment income (loss)	$2,718	$-	$3,088	$(2)	$461
Capital gains distributions received	-	-	6,583	-	4,281
Realized gain (loss) on shares redeemed	(266)	-	184	15	(6)
Net change in unrealized gain (loss) on investments	(217)	-	9,703	773	8,648

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,235	-	19,558	786	13,384

CONTRACT OWNER TRANSACTIONS
Contract owner net payments	37,520	9	82,088	235	85,764
Policy loans	(1,325)	-	-	-	-
Policy loan repayments and interest	-	-	1	-	-
Surrenders, withdrawals and death benefits	-	-	(538)	-	-
Net transfers between other subaccounts or fixed rate option	68,737	946	222,838	17,760	621,169
Other charges	(14,057)	(7)	(31,661)	(555)	(17,122)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT OWNER TRANSACTIONS	90,875	948	272,728	17,440	689,811

TOTAL INCREASE (DECREASE) IN NET ASSETS	93,110	948	292,286	18,226	703,195

NET ASSETS
Beginning of period	948	-	18,226	-	-

End of period	$94,058	$948	$310,512	$18,226	$703,195

Beginning units	94	-	1,651	-	-
Units issued	12,713	95	27,123	1,702	66,953
Units redeemed	(3,957)	(1)	(3,297)	(51)	(1,624)

Ending units	8,850	94	25,477	1,651	65,329

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A59

SUBACCOUNTS (Continued)
VIP Index 500 Portfolio	Blue Chip Income and Growth Fund
05/01/2014* to 12/31/2014	04/30/2014* to 12/31/2014

$26,276	$12,842
1,739	-
60,905	336
103,702	2,413

192,622	15,591

53,680	14,547
-	-
-	-
-	-
1,935,559	549,662
(69,051)	(15,801)

1,920,188	548,408

2,112,810	563,999

-	-

$2,112,810	$563,999

-	-
273,255	52,355
(81,882)	(1,464)

191,373	50,891

*	Date subaccount became available for investment

The accompanying notes are an integral part of these financial statements.

A60

NOTES TO FINANCIAL STATEMENTS OF
PRUCO LIFE VARIABLE UNIVERSAL ACCOUNT
December 31, 2014

Note 1:	General

Pruco Life Variable Universal Account (the “Account”) was established on April 17, 1989 under Arizona law as a separate investment account of Pruco Life Insurance Company (“Pruco Life”), which is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”). Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life’s other assets and liabilities. Proceeds from purchases of Pruselect I, Pruselect II, Pruselect III, Survivorship Variable Universal Life (“SVUL”), PruLife Custom Premier (“VULII”), PruLife Advisor Select (“PROSEL”), MPremier VUL (“MPVUL”), PruLife Custom Premier II (“ENVUL”), and Variable Universal Life Protector (“VULP”) contracts (individually, the “Contract” and collectively, the “Contracts”) are invested in the Account. The portion of the Account’s assets applicable to the Contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct.

The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for the Contracts. There are one hundred thirty five subaccounts within the Account, of which one hundred thirty one had activity during the year. Each Contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, the Advanced Series Trust or one of the non-Prudential administered funds (individually, a “Portfolio” and collectively, the “Portfolios”). Investment options vary by Contracts.

The name of each Portfolio and the corresponding subaccount name are as follows:
Prudential Money Market Portfolio
Prudential Diversified Bond Portfolio
Prudential Equity Portfolio
Prudential Flexible Managed Portfolio
Prudential Conservative Balanced Portfolio
Prudential Value Portfolio
Prudential High Yield Bond Portfolio
Prudential Natural Resources Portfolio
Prudential Stock Index Portfolio
Prudential Global Portfolio
Prudential Government Income Portfolio
Prudential Jennison Portfolio
Prudential Small Capitalization Stock Portfolio
T. Rowe Price International Stock Portfolio
Janus Aspen Janus Portfolio – Institutional Shares
MFS® Growth Series – Institutional Class
VP Value Fund – Class I
Franklin Small-Mid Cap Growth VIP Fund – Class 2 (formerly FTVIP Franklin Small-Mid Cap Growth Securities Fund – Class 2)
American Century VP Income & Growth Fund – Class I
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares
Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares
Prudential SP Small Cap Value Portfolio
Prudential Jennison 20/20 Focus Portfolio
Goldman Sachs Small Cap Equity Insights Fund – Institutional Class (formerly Goldman Sachs Structured Small Cap Equity Fund)
Invesco V.I. Managed Volatility Fund – Series I (formerly Invesco V.I. Utilities Fund – Series I)
Invesco V.I. Technology Fund – Series I
Janus Aspen Enterprise Portfolio – Service Shares
Janus Aspen Balanced Portfolio – Service Shares
Oppenheimer Discovery Mid-Cap Growth Fund/VA – Service Shares
Janus Aspen Janus Portfolio – Service Shares
Prudential SP Prudential U.S. Emerging Growth Portfolio
Janus Aspen Overseas Portfolio – Service Shares
Prudential SP International Growth Portfolio
Prudential SP International Value Portfolio
M Large Cap Growth Fund
M Capital Appreciation Fund
M International Equity Fund
M Large Cap Value Fund
ProFund VP Asia 30
ProFund VP Banks*
ProFund VP Basic Materials
ProFund VP Bear*
ProFund VP Biotechnology
ProFund VP UltraBull
ProFund VP Consumer Services*
ProFund VP Consumer Goods Portfolio*
ProFund VP Oil & Gas
ProFund VP Europe 30
ProFund VP Financials
ProFund VP Health Care
ProFund VP Internet*
ProFund VP Japan
ProFund VP Mid-Cap Growth

A61

Note 1:	General (Continued)
ProFund VP Mid-Cap Value
ProFund VP Money Market
ProFund VP NASDAQ-100
ProFund VP Pharmaceuticals
ProFund VP Precious Metals
ProFund VP Real Estate
ProFund VP Rising Rates Opportunity*
ProFund VP Semiconductor*
ProFund VP Short NASDAQ-100*
ProFund VP Short Small-Cap*
ProFund VP Small-Cap
ProFund VP Small-Cap Growth
ProFund VP Small-Cap Value*
ProFund VP Technology
ProFund VP Telecommunications
ProFund VP U.S. Government Plus
ProFund VP UltraMid-Cap
ProFund VP UltraNASDAQ-100
ProFund VP UltraSmall-Cap*
ProFund VP Bull
ProFund VP Utilities
AST T. Rowe Price Large-Cap Growth Portfolio
AST Cohen & Steers Realty Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio
AST Herndon Large-Cap Value Portfolio
AST Small-Cap Growth Opportunities Portfolio (formerly AST Federated Aggressive Growth Portfolio)
AST Small-Cap Value Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio
AST Large-Cap Value Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio
AST MFS Growth Portfolio
AST Neuberger Berman Mid-Cap Growth Portfolio
AST Small-Cap Growth Portfolio
AST PIMCO Limited Maturity Bond Portfolio
AST T. Rowe Price Natural Resources Portfolio
AST MFS Global Equity Portfolio
AST J.P. Morgan International Equity Portfolio
AST Templeton Global Bond Portfolio
Neuberger Berman Advisers Management Trust Socially Responsive Portfolio – S Class
American Century VP Mid Cap Value Fund – Class I
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Shares
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares
MFS® Utilities Series – Institutional Class
AST Schroders Multi-Asset World Strategies Portfolio
AST PIMCO Total Return Bond Portfolio
AST T. Rowe Price Asset Allocation Portfolio
AST Wellington Management Hedged Equity Portfolio
AST Balanced Asset Allocation Portfolio
AST Preservation Asset Allocation Portfolio
AST FI Pyramis Quantitative Portfolio (formerly AST First Trust Balanced Target Portfolio)
AST Prudential Growth Allocation Portfolio
AST Advanced Strategies Portfolio
AST Schroders Global Tactical Portfolio
AST RCM World Trends Portfolio
ProFund VP Industrials*
AST BlackRock Global Strategies Portfolio
TOPS Aggressive Growth ETF Portfolio – Class 2
TOPS Balanced ETF Portfolio – Class 2
TOPS Conservative ETF Portfolio – Class 2 (formerly TOPS Capital Preservation ETF Portfolio – Class 2)
TOPS Growth ETF Portfolio – Class 2
TOPS Moderate Growth ETF Portfolio – Class 2
TOPS Managed Risk Balanced ETF Portfolio – Class 2
TOPS Managed Risk Growth ETF Portfolio – Class 2
TOPS Managed Risk Moderate Growth ETF Portfolio – Class 2
American Funds Growth Fund – Class 2
American Funds Growth-Income Fund – Class 2
American Funds International Fund – Class 2
Fidelity VIP Contrafund Portfolio – Service Class 2
Fidelity VIP MidCap Portfolio – Service Class 2
Franklin Income VIP Fund – Class 2 (formerly Franklin Income Securities Fund – Class 2)
Franklin Mutual Shares VIP Fund – Class 2 (formerly Mutual Shares Securities Fund – Class 2)
Templeton Growth VIP Fund – Class 2 (formerly Templeton Growth Securities Fund – Class 2)
Hartford Capital Appreciation HLS Fund – Class IB
Hartford Disciplined Equity HLS Fund – Class IB
Hartford Dividend and Growth HLS Fund – Class IB
Hartford Growth Opportunities HLS Fund – Class IB
MFS® Research Bond Series – Initial Class
MFS Value Series – Initial Class
Invesco V.I. Growth and Income Fund – Series I
VIP Index 500 Portfolio
Blue Chip Income and Growth Fund

*	Subaccount was available for investment but had no assets as of December 31, 2014

The Portfolios are diversified open-end management investment companies, and each Portfolio of The Prudential Series Fund and the Advanced Series Trust is managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to the appropriate companies.

A62

Note 2:	Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. Subsequent events have been evaluated through the date these financial statements were issued.

Investments—The investments in shares of the Portfolios are stated at the reported net asset value of the respective Portfolios and is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the Statements of Operations of the applicable subaccount.

Security Transactions—Realized gains and losses on security transactions are determined based upon an average cost of investments sold. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

Dividend Income and Distributions Received—Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex- distribution date.

Note 3:	Fair Value

Fair Value Measurement-Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Fair value is based on unadjusted quoted prices in active markets that the Account can access.

Level 2—Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.

Level 3—Fair value is based on at least one or more significant unobservable inputs for the investment.

As of December 31, 2014, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open end mutual funds registered with the Securities and Exchange Commission, were considered Level 2.

Transfers between Level 1 and Level 2

Transfers between levels are made to reflect changes in observability of inputs and market activity. During the year ended December 31, 2014, there were no transfers from Level 2 to

A63

Note 3:	Fair Value (Continued)
Level 1. There were transfers from Level 1 to Level 2 as presented below. Transfers into or out of any level are based on values as of December 31, 2013.

T. Rowe Price International Stock Portfolio	$37,033,098
Janus Aspen Janus Portfolio – Institutional Shares	2,694,774
MFS® Growth Series – Institutional Class	3,747,015
VP Value Fund – Class I	6,233,289
Franklin Small-Mid Cap Growth VIP Fund – Class 2	5,170,377
American Century VP Income & Growth Fund – Class I	1,370,619
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares	357,440
Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares	5,287,902
Goldman Sachs Small Cap Equity Insights Fund – Institutional Class	2,340,380
Invesco V.I. Managed Volatility Fund – Series I	83,033
Invesco V.I. Technology Fund – Series I	708,530
Janus Aspen Enterprise Portfolio – Service Shares	3,723,289
Janus Aspen Balanced Portfolio – Service Shares	2,996,094
Oppenheimer Discovery Mid-Cap Growth Fund/VA – Service Shares	71,405
Janus Aspen Janus Portfolio – Service Shares	4,223,757
Janus Aspen Overseas Portfolio – Service Shares	10,564,228
M Large Cap Growth Fund	2,491,916
M International Equity Fund	1,323,876
M Large Cap Value Fund	2,085,453
ProFund VP Asia 30	1,737
ProFund VP Basic Materials	461
ProFund VP Bear	31
ProFund VP Biotechnology	2,412
ProFund VP UltraBull	346,634
ProFund VP Oil & Gas	13,907
ProFund VP Europe 30	38,259
ProFund VP Financials	13,815
ProFund VP Health Care	8,082
ProFund VP Japan	11,586
ProFund VP Mid-Cap Growth	3,865
ProFund VP Mid-Cap Value	1,330
ProFund VP Money Market	1,368,292
ProFund VP NASDAQ-100	105,361
ProFund VP Pharmaceuticals	5,183
ProFund VP Precious Metals	10,979
ProFund VP Real Estate	34,939
ProFund VP Small-Cap	101,208
ProFund VP Small-Cap Growth	8,416
ProFund VP Small-Cap Value	2,806
ProFund VP Technology	484
ProFund VP Telecommunications	5,679
ProFund VP UltraMid-Cap	16,916
ProFund VP UltraNASDAQ-100	186,162
ProFund VP UltraSmall-Cap	50,758
ProFund VP Bull	53,038
ProFund VP Utilities	416
Neuberger Berman Advisers Management Trust Socially Responsive Portfolio – S Class	260,571
American Century VP Mid Cap Value Fund – Class I	2,291,374
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1	978,557
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Shares	215,005
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	561,638
MFS® Utilities Series – Institutional Class	2,967,852
TOPS Aggressive Growth ETF Portfolio – Class 2	634,258
TOPS Balanced ETF Portfolio – Class 2	510,144
TOPS Conservative ETF Portfolio – Class 2	71,070
TOPS Growth ETF Portfolio – Class 2	856,303
TOPS Moderate Growth ETF Portfolio – Class 2	755,656
TOPS Managed Risk Balanced ETF Portfolio – Class 2	786,652

A64

Note 3:	Fair Value (Continued)

TOPS Managed Risk Growth ETF Portfolio – Class 2	$1,744,520
TOPS Managed Risk Moderate Growth ETF Portfolio – Class 2	965,085
American Funds Growth Fund – Class 2	49,953
American Funds Growth-Income Fund – Class 2	15,873
American Funds International Fund – Class 2	7,953
Fidelity VIP Contrafund Portfolio – Service Class 2	10,793
Fidelity VIP MidCap Portfolio – Service Class 2	26,727
Franklin Income VIP Fund – Class 2	9,058
Franklin Mutual Shares VIP Fund – Class 2	2,064
Templeton Growth VIP Fund – Class 2	597
Hartford Capital Appreciation HLS Fund – Class IB	12,915
Hartford Disciplined Equity HLS Fund – Class IB	85
Hartford Dividend and Growth HLS Fund – Class IB	14,461
Hartford Growth Opportunities HLS Fund – Class IB	8,173
MFS® Research Bond Series – Initial Class	948
MFS Value Series – Initial Class	18,226

Note 4:	Taxes

Pruco Life is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:	Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the year ended December 31, 2014 were as follows:

	Purchases	Sales
Prudential Money Market Portfolio	$73,591,921	$73,703,239
Prudential Diversified Bond Portfolio	8,647,772	8,973,709
Prudential Equity Portfolio	4,388,531	8,044,523
Prudential Flexible Managed Portfolio	5,435,372	1,122,825
Prudential Conservative Balanced Portfolio	4,681,100	2,516,061
Prudential Value Portfolio	3,524,577	5,426,825
Prudential High Yield Bond Portfolio	3,475,775	2,765,697
Prudential Natural Resources Portfolio	1,911,939	1,076,988
Prudential Stock Index Portfolio	24,197,560	23,035,734
Prudential Global Portfolio	1,980,205	2,134,975
Prudential Government Income Portfolio	1,214,459	4,914,086
Prudential Jennison Portfolio	5,828,061	11,114,335
Prudential Small Capitalization Stock Portfolio	2,249,701	1,584,711
T. Rowe Price International Stock Portfolio	461,117	1,248,607
Janus Aspen Janus Portfolio – Institutional Shares	248,983	601,036
MFS® Growth Series – Institutional Class	415,299	464,277
VP Value Fund – Class I	260,161	650,351
Franklin Small-Mid Cap Growth VIP Fund – Class 2	359,976	329,203
American Century VP Income & Growth Fund – Class I	61,095	97,793
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares	29,708	103,623
Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares	1,715,621	3,978,928
Prudential SP Small Cap Value Portfolio	3,042,284	4,711,486
Prudential Jennison 20/20 Focus Portfolio	1,272,186	358,159
Goldman Sachs Small Cap Equity Insights Fund – Institutional Class	52,149	2,152,292
Invesco V.I. Managed Volatility Fund – Series I	5,783	21,685
Invesco V.I. Technology Fund – Series I	14,600	36,558

A65

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
Janus Aspen Enterprise Portfolio – Service Shares	$248,253	$3,639,878
Janus Aspen Balanced Portfolio – Service Shares	699,501	2,475,045
Oppenheimer Discovery Mid-Cap Growth Fund/VA – Service Shares	-	18,606
Janus Aspen Janus Portfolio – Service Shares	169,168	321,116
Prudential SP Prudential U.S. Emerging Growth Portfolio	4,008,969	5,632,608
Janus Aspen Overseas Portfolio – Service Shares	1,831,899	6,596,427
Prudential SP International Growth Portfolio	2,259,166	1,708,051
Prudential SP International Value Portfolio	4,322,384	6,102,884
M Large Cap Growth Fund	371,826	223,100
M Capital Appreciation Fund	215,734	137,058
M International Equity Fund	519,089	358,747
M Large Cap Value Fund	449,149	154,771
ProFund VP Asia 30	1,750	1,535
ProFund VP Basic Materials	68	40
ProFund VP Bear	202,814	202,702
ProFund VP Biotechnology	3,541	3,140
ProFund VP UltraBull	15,893,421	15,473,352
ProFund VP Consumer Goods Portfolio	3,072	3,169
ProFund VP Oil & Gas	16,082	7,041
ProFund VP Europe 30	8,145	9,292
ProFund VP Financials	12,216	4,857
ProFund VP Health Care	15,086	5,734
ProFund VP Internet	2,294	2,249
ProFund VP Japan	2,658	2,838
ProFund VP Mid-Cap Growth	1,230	3,872
ProFund VP Mid-Cap Value	4,861	5,002
ProFund VP Money Market	30,406,332	31,137,832
ProFund VP NASDAQ-100	122,465	128,701
ProFund VP Pharmaceuticals	14,623	5,645
ProFund VP Precious Metals	-	601
ProFund VP Real Estate	90,522	92,136
ProFund VP Semiconductor	1,562	1,489
ProFund VP Short NASDAQ-100	121,054	120,559
ProFund VP Short Small-Cap	101,297	100,794
ProFund VP Small-Cap	-	5,408
ProFund VP Small-Cap Growth	2,448	1,782
ProFund VP Small-Cap Value	-	2,778
ProFund VP Technology	7,502	5,438
ProFund VP Telecommunications	1,703	575
ProFund VP U.S. Government Plus	195,392	188,428
ProFund VP UltraMid-Cap	2,532,448	2,505,450
ProFund VP UltraNASDAQ-100	10,874,189	10,562,278
ProFund VP UltraSmall-Cap	2,554,141	2,604,999
ProFund VP Bull	7,992	6,517
ProFund VP Utilities	3,058	3,047
AST T. Rowe Price Large-Cap Growth Portfolio	4,005,844	2,081,648
AST Cohen & Steers Realty Portfolio	1,211,746	483,830
AST J.P. Morgan Strategic Opportunities Portfolio	1,320,282	339,350
AST Herndon Large-Cap Value Portfolio	764,084	374,958
AST Small-Cap Growth Opportunities Portfolio	618,631	317,635
AST Small-Cap Value Portfolio	768,814	500,417
AST Goldman Sachs Mid-Cap Growth Portfolio	790,084	303,703
AST Large-Cap Value Portfolio	3,444,910	1,749,933
AST Loomis Sayles Large-Cap Growth Portfolio	961,336	1,253,024
AST MFS Growth Portfolio	729,046	190,065
AST Neuberger Berman Mid-Cap Growth Portfolio	48	19,878
AST Small-Cap Growth Portfolio	1,708,707	1,436,765
AST PIMCO Limited Maturity Bond Portfolio	527,465	291,401
AST T. Rowe Price Natural Resources Portfolio	1,694,896	626,815
AST MFS Global Equity Portfolio	1,116,534	242,652
AST J.P. Morgan International Equity Portfolio	1,010,807	285,191

A66

Note 5:	Purchases and Sales of Investments (Continued)

	Purchases	Sales
AST Templeton Global Bond Portfolio	$454,077	$280,861
Neuberger Berman Advisers Management Trust Socially Responsive Portfolio – S Class	94,209	71,910
American Century VP Mid Cap Value Fund – Class I	1,557,927	176,025
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1	646,832	216,767
The Dreyfus Socially Responsible Growth Fund, Inc. – Service Shares	185,168	38,306
Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares	201,562	123,902
MFS® Utilities Series – Institutional Class	1,360,357	132,558
AST Schroders Multi-Asset World Strategies Portfolio	460,644	112,916
AST PIMCO Total Return Bond Portfolio	4,608,609	13,591,163
AST T. Rowe Price Asset Allocation Portfolio	3,761,094	159,701
AST Wellington Management Hedged Equity Portfolio	5,059,868	4,679,866
AST Balanced Asset Allocation Portfolio	13,092,396	6,930,931
AST Preservation Asset Allocation Portfolio	2,615,280	2,450,470
AST FI Pyramis Quantitative Portfolio	854,387	143,947
AST Prudential Growth Allocation Portfolio	4,048,029	179,899
AST Advanced Strategies Portfolio	1,840,749	190,138
AST Schroders Global Tactical Portfolio	1,854,112	135,715
AST RCM World Trends Portfolio	694,122	82,536
AST BlackRock Global Strategies Portfolio	14,362,952	11,471,433
TOPS Aggressive Growth ETF Portfolio – Class 2	908,085	100,167
TOPS Balanced ETF Portfolio – Class 2	455,127	54,647
TOPS Conservative ETF Portfolio – Class 2	102,885	52,879
TOPS Growth ETF Portfolio – Class 2	607,471	129,898
TOPS Moderate Growth ETF Portfolio – Class 2	595,335	158,166
TOPS Managed Risk Balanced ETF Portfolio – Class 2	970,838	341,320
TOPS Managed Risk Growth ETF Portfolio – Class 2	7,298,955	2,274,084
TOPS Managed Risk Moderate Growth ETF Portfolio – Class 2	1,599,769	322,920
American Funds Growth Fund – Class 2	502,477	83,916
American Funds Growth-Income Fund – Class 2	1,658,780	64,171
American Funds International Fund – Class 2	265,424	51,007
Fidelity VIP Contrafund Portfolio – Service Class 2	497,903	46,154
Fidelity VIP MidCap Portfolio – Service Class 2	445,909	48,568
Franklin Income VIP Fund – Class 2	467,703	51,488
Franklin Mutual Shares VIP Fund – Class 2	250,923	16,974
Templeton Growth VIP Fund – Class 2	169,684	5,339
Hartford Capital Appreciation HLS Fund – Class IB	311,809	56,522
Hartford Disciplined Equity HLS Fund – Class IB	95,109	7,555
Hartford Dividend and Growth HLS Fund – Class IB	548,352	35,147
Hartford Growth Opportunities HLS Fund – Class IB	229,417	26,143
MFS® Research Bond Series – Initial Class	124,198	33,384
MFS Value Series – Initial Class	289,998	17,436
Invesco V.I. Growth and Income Fund – Series I	691,355	1,742
VIP Index 500 Portfolio	2,738,640	819,743
Blue Chip Income and Growth Fund	560,290	12,143

Note 6:	Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund and the Advanced Series Trust in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with Prudential Investments LLC (“PI”) and the Advanced Series Trust has entered into a management agreement with PI and AST Investment Services, Inc., both indirect, wholly-owned

A67

Note 6:	Related Party Transactions (Continued)
subsidiaries of Prudential Financial (together the “Investment Managers”). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisers’ performance of such services with respect to each Portfolio. The Investment Managers entered into subadvisory agreements with several subadvisers, including Prudential Investment Management, Inc., Jennison Associates LLC, and Quantitative Management Associates, LLC, each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of each Portfolio. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

The Advanced Series Trust has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), an indirect wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of each portfolio of the Advanced Series Trust Distribution and service fees are paid to PAD by most portfolios of the Advanced Series Trust.

Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund and the Advanced Series Trust.

Certain charges and fees for the Portfolios may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund and the Advanced Series Trust financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios in which it invests, including the related party expenses disclosed above.

Note 7:	Financial Highlights

Pruco Life sells a number of variable life products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum Contract charges offered by Pruco Life as contract owners may not have selected all available and applicable Contract options.

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*		Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Money Market Portfolio
December 31, 2014	134,769	$1.14691	to	$11.80320	$223,073	0.00%	(2)	0.00%	to	0.90%	-0.91%	to	0.00%
December 31, 2013	136,945	$1.15745	to	$11.80315	$223,182	0.00%	(2)	0.00%	to	0.90%	-0.93%	to	0.00%
December 31, 2012	134,236	$1.16770	to	$11.80302	$214,936	0.01%		0.00%	to	0.90%	-0.91%	to	0.01%
December 31, 2011	117,232	$1.16827	to	$11.80130	$185,243	0.02%		0.00%	to	0.90%	-0.91%	to	0.03%
December 31, 2010	108,017	$1.16879	to	$11.79799	$168,218	0.04%		0.00%	to	0.90%	-0.89%	to	0.04%

A68

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Diversified Bond Portfolio
December 31, 2014	37,380	$1.97761	to	$19.77188	$121,023	1.09%	0.00%	to	0.90%	0.92%	to	7.09%
December 31, 2013	37,128	$1.84865	to	$18.46284	$113,453	3.97%	0.00%	to	0.90%	-1.60%	to	-0.71%
December 31, 2012	38,479	$1.86398	to	$18.59559	$115,595	4.41%	0.00%	to	0.90%	9.70%	to	10.68%
December 31, 2011	38,050	$1.68563	to	$16.80071	$106,738	4.30%	0.00%	to	0.90%	6.56%	to	7.51%
December 31, 2010	38,859	$1.56925	to	$15.62673	$105,025	4.19%	0.00%	to	0.90%	9.59%	to	10.57%

	Prudential Equity Portfolio
December 31, 2014	33,932	$1.93643	to	$23.54968	$81,077	0.00%	0.00%	to	0.90%	-0.39%	to	7.71%
December 31, 2013	35,073	$1.81405	to	$21.86396	$78,836	0.00%	0.00%	to	0.90%	32.34%	to	33.53%
December 31, 2012	35,374	$1.37071	to	$16.37348	$60,730	0.59%	0.00%	to	0.90%	12.67%	to	13.69%
December 31, 2011	35,904	$1.21658	to	$14.40227	$55,744	0.68%	0.00%	to	0.90%	-4.33%	to	-3.47%
December 31, 2010	37,120	$1.27159	to	$14.91964	$62,294	0.79%	0.00%	to	0.90%	10.91%	to	11.90%

	Prudential Flexible Managed Portfolio
December 31, 2014	6,785	$1.95542	to	$21.39680	$19,526	0.00%	0.20%	to	0.90%	7.11%	to	10.83%
December 31, 2013	6,394	$1.77667	to	$19.31512	$13,502	0.00%	0.20%	to	0.90%	19.07%	to	19.91%
December 31, 2012	6,830	$1.49209	to	$16.11645	$11,280	1.88%	0.20%	to	0.90%	12.35%	to	13.15%
December 31, 2011	5,030	$1.32802	to	$14.25121	$7,369	1.92%	0.20%	to	0.90%	3.41%	to	4.13%
December 31, 2010	5,095	$1.28426	to	$13.69306	$7,037	2.36%	0.20%	to	0.90%	11.03%	to	11.81%

	Prudential Conservative Balanced Portfolio
December 31, 2014	2,576	$1.89037	to	$19.58841	$11,804	0.00%	0.20%	to	0.90%	6.07%	to	8.56%
December 31, 2013	3,238	$1.75355	to	$18.05422	$8,722	0.00%	0.20%	to	0.90%	15.12%	to	15.92%
December 31, 2012	3,749	$1.52326	to	$15.58262	$7,963	2.06%	0.20%	to	0.90%	10.23%	to	11.01%
December 31, 2011	4,738	$1.38183	to	$14.04399	$8,258	2.19%	0.20%	to	0.90%	3.67%	to	4.39%
December 31, 2010	5,129	$1.33292	to	$13.46019	$8,417	2.41%	0.20%	to	0.90%	10.75%	to	11.52%

	Prudential Value Portfolio
December 31, 2014	8,775	$2.55318	to	$16.57627	$78,983	0.00%	0.00%	to	0.90%	-0.18%	to	10.10%
December 31, 2013	9,139	$2.33971	to	$15.05507	$73,524	0.00%	0.00%	to	0.90%	31.91%	to	33.09%
December 31, 2012	9,379	$1.77375	to	$11.31158	$54,609	0.98%	0.00%	to	0.90%	13.60%	to	14.62%
December 31, 2011	10,597	$1.56140	to	$9.86861	$51,441	1.02%	0.00%	to	0.90%	-6.42%	to	-5.58%
December 31, 2010	10,813	$1.66848	to	$10.45158	$55,064	1.14%	0.00%	to	0.90%	6.02%	to	13.63%

	Prudential High Yield Bond Portfolio
December 31, 2014	14,291	$2.25610	to	$22.51345	$36,214	6.07%	0.00%	to	0.90%	-2.22%	to	2.71%
December 31, 2013	13,934	$2.19909	to	$21.91910	$34,574	6.38%	0.00%	to	0.90%	6.31%	to	7.26%
December 31, 2012	13,745	$2.05286	to	$20.43631	$31,749	7.05%	0.00%	to	0.90%	13.40%	to	14.43%
December 31, 2011	13,159	$1.79623	to	$17.85986	$26,458	7.49%	0.00%	to	0.90%	4.15%	to	5.10%
December 31, 2010	13,096	$1.71027	to	$16.99325	$25,155	8.40%	0.00%	to	0.90%	13.05%	to	14.05%

	Prudential Natural Resources Portfolio
December 31, 2014	1,073	$6.91015	to	$11.60554	$7,714	0.00%	0.00%	to	0.60%	-27.35%	to	-19.90%
December 31, 2013	969	$8.63543	to	$14.57562	$8,792	0.00%	0.00%	to	0.60%	9.57%	to	10.23%
December 31, 2012	893	$7.84199	to	$13.30256	$7,450	0.48%	0.00%	to	0.60%	-3.05%	to	-2.47%
December 31, 2011	804	$8.04868	to	$13.72166	$7,245	0.17%	0.00%	to	0.60%	-19.52%	to	-19.03%
December 31, 2010	751	$9.95074	to	$17.04921	$9,080	0.40%	0.00%	to	0.60%	27.22%	to	27.98%

	Prudential Stock Index Portfolio
December 31, 2014	112,945	$1.60949	to	$23.31331	$320,871	3.00%	0.00%	to	0.90%	3.38%	to	13.31%
December 31, 2013	111,276	$1.43327	to	$20.57494	$282,641	0.00%	0.00%	to	0.90%	30.72%	to	31.89%
December 31, 2012	114,870	$1.09647	to	$15.59974	$236,102	1.70%	0.00%	to	0.90%	14.65%	to	15.68%
December 31, 2011	117,459	$0.95640	to	$13.48550	$213,582	1.59%	0.00%	to	0.90%	1.04%	to	1.95%
December 31, 2010	118,972	$0.94652	to	$13.22764	$216,635	1.88%	0.00%	to	0.90%	13.55%	to	14.59%

	Prudential Global Portfolio
December 31, 2014	14,943	$1.24031	to	$21.29787	$27,730	0.00%	0.00%	to	0.90%	-1.22%	to	3.25%
December 31, 2013	14,976	$1.21215	to	$20.62715	$26,997	0.00%	0.00%	to	0.90%	26.15%	to	27.29%
December 31, 2012	14,650	$0.96087	to	$16.20527	$20,593	1.61%	0.00%	to	0.90%	16.48%	to	17.52%
December 31, 2011	14,828	$0.82495	to	$13.78930	$17,962	1.55%	0.00%	to	0.90%	-7.80%	to	-6.97%
December 31, 2010	14,696	$0.89473	to	$14.82290	$19,226	1.59%	0.00%	to	0.90%	11.74%	to	12.74%

A69

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Prudential Government Income Portfolio
December 31, 2014	33,792	$3.97492	to	$3.97492	$134,322	0.35%	0.60%	to	0.60%	5.23%	to	5.23%
December 31, 2013	34,540	$3.77723	to	$3.77723	$130,464	1.78%	0.60%	to	0.60%	-2.92%	to	-2.92%
December 31, 2012	34,898	$3.89066	to	$3.89066	$135,776	2.07%	0.60%	to	0.60%	3.02%	to	3.02%
December 31, 2011	37,217	$3.77676	to	$3.77676	$140,561	2.46%	0.60%	to	0.60%	6.99%	to	6.99%
December 31, 2010	36,770	$3.53015	to	$3.53015	$129,805	2.84%	0.60%	to	0.60%	6.35%	to	6.35%

	Prudential Jennison Portfolio
December 31, 2014	45,100	$1.31554	to	$26.21782	$91,229	0.00%	0.00%	to	0.90%	1.31%	to	9.99%
December 31, 2013	47,989	$1.20695	to	$23.83674	$88,027	0.00%	0.00%	to	0.90%	36.44%	to	37.66%
December 31, 2012	48,043	$0.88463	to	$17.31597	$63,859	0.16%	0.00%	to	0.90%	15.14%	to	16.18%
December 31, 2011	48,480	$0.76828	to	$14.90445	$55,669	0.30%	0.00%	to	0.90%	-0.60%	to	0.30%
December 31, 2010	49,432	$0.77289	to	$14.85977	$56,722	0.44%	0.00%	to	0.90%	10.95%	to	11.95%

	Prudential Small Capitalization Stock Portfolio
December 31, 2014	4,384	$7.04589	to	$19.56736	$33,553	0.00%	0.00%	to	0.60%	3.65%	to	5.39%
December 31, 2013	4,393	$6.72562	to	$18.56661	$31,155	0.00%	0.00%	to	0.60%	40.11%	to	40.95%
December 31, 2012	7,361	$4.80032	to	$13.17265	$36,114	0.60%	0.00%	to	0.60%	15.33%	to	16.03%
December 31, 2011	7,914	$4.16212	to	$11.35320	$33,461	0.79%	0.00%	to	0.60%	-0.04%	to	0.56%
December 31, 2010	7,709	$4.16370	to	$11.28986	$32,517	0.86%	0.00%	to	0.60%	25.18%	to	25.93%

	T. Rowe Price International Stock Portfolio
December 31, 2014	24,094	$1.17715	to	$1.50425	$35,805	1.06%	0.20%	to	0.90%	-2.12%	to	-1.45%
December 31, 2013	24,474	$1.20263	to	$1.53224	$37,033	2.45%	0.20%	to	0.90%	13.03%	to	13.83%
December 31, 2012	5,199	$1.06396	to	$1.35149	$6,509	1.20%	0.20%	to	0.90%	17.38%	to	18.20%
December 31, 2011	6,293	$0.90643	to	$1.14795	$6,790	1.42%	0.20%	to	0.90%	-13.61%	to	-13.02%
December 31, 2010	7,211	$1.04924	to	$1.32482	$9,040	0.98%	0.20%	to	0.90%	13.44%	to	14.23%

	Janus Aspen Janus Portfolio – Institutional Shares
December 31, 2014	2,145	$1.17067	to	$1.59278	$2,682	0.37%	0.20%	to	0.90%	11.98%	to	12.77%
December 31, 2013	2,387	$1.04544	to	$1.41803	$2,695	0.78%	0.20%	to	0.90%	29.18%	to	30.07%
December 31, 2012	2,633	$0.80932	to	$1.09451	$2,299	0.57%	0.20%	to	0.90%	17.53%	to	18.35%
December 31, 2011	3,660	$0.68861	to	$0.92849	$2,877	0.59%	0.20%	to	0.90%	-6.15%	to	-5.49%
December 31, 2010	4,473	$0.73375	to	$0.98636	$3,766	1.07%	0.20%	to	0.90%	13.49%	to	14.30%

	MFS® Growth Series – Institutional Class
December 31, 2014	2,731	$1.17092	to	$1.93959	$4,040	0.10%	0.20%	to	0.90%	7.97%	to	8.73%
December 31, 2013	2,773	$1.08445	to	$1.79103	$3,747	0.23%	0.20%	to	0.90%	35.63%	to	36.58%
December 31, 2012	3,001	$0.79955	to	$1.31659	$2,963	0.00%	0.20%	to	0.90%	16.34%	to	17.15%
December 31, 2011	2,705	$0.68727	to	$1.12832	$2,278	0.19%	0.20%	to	0.90%	-1.23%	to	-0.52%
December 31, 2010	2,890	$0.69580	to	$1.13884	$2,455	0.12%	0.20%	to	0.90%	14.30%	to	15.11%

	VP Value Fund – Class I
December 31, 2014	2,203	$2.81106	to	$3.28118	$6,649	1.55%	0.20%	to	0.90%	12.07%	to	12.85%
December 31, 2013	2,313	$2.50080	to	$2.90753	$6,233	1.64%	0.20%	to	0.90%	30.55%	to	31.46%
December 31, 2012	2,598	$1.90986	to	$2.21164	$5,303	1.94%	0.20%	to	0.90%	13.55%	to	14.35%
December 31, 2011	4,057	$1.67698	to	$1.93412	$7,155	2.02%	0.20%	to	0.90%	0.11%	to	0.82%
December 31, 2010	5,257	$1.67009	to	$1.91839	$9,163	2.24%	0.20%	to	0.90%	12.41%	to	13.19%

	Franklin Small-Mid Cap Growth VIP Fund – Class 2
December 31, 2014	3,678	$1.45230	to	$1.56237	$5,594	0.00%	0.20%	to	0.90%	6.51%	to	7.26%
December 31, 2013	3,636	$1.36349	to	$1.45656	$5,170	0.00%	0.20%	to	0.90%	36.92%	to	37.88%
December 31, 2012	3,952	$0.99582	to	$1.05640	$4,077	0.00%	0.20%	to	0.90%	9.86%	to	10.63%
December 31, 2011	4,072	$0.90648	to	$0.95490	$3,808	0.00%	0.20%	to	0.90%	-5.68%	to	-5.03%
December 31, 2010	4,220	$0.96110	to	$1.00543	$4,170	0.00%	0.20%	to	0.90%	26.48%	to	27.37%

	American Century VP Income & Growth Fund – Class I
December 31, 2014	764	$1.96578	to	$1.96578	$1,502	2.04%	0.20%	to	0.20%	12.29%	to	12.29%
December 31, 2013	783	$1.75069	to	$1.75069	$1,371	2.25%	0.20%	to	0.20%	35.54%	to	35.54%
December 31, 2012	771	$1.29161	to	$1.29161	$996	2.12%	0.20%	to	0.20%	14.51%	to	14.51%
December 31, 2011	779	$1.12794	to	$1.12794	$879	1.55%	0.20%	to	0.20%	2.90%	to	2.90%
December 31, 2010	921	$1.09612	to	$1.09612	$1,009	1.56%	0.20%	to	0.20%	13.90%	to	13.90%

A70

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Initial Shares
December 31, 2014	121	$2.70580	to	$2.70580	$326	1.04%	0.20%	to	0.20%	11.87%	to	11.87%
December 31, 2013	148	$2.41878	to	$2.41878	$357	1.42%	0.20%	to	0.20%	34.72%	to	34.72%
December 31, 2012	151	$1.79536	to	$1.79536	$271	0.46%	0.20%	to	0.20%	19.45%	to	19.45%
December 31, 2011	179	$1.50308	to	$1.50308	$269	0.54%	0.20%	to	0.20%	0.19%	to	0.19%
December 31, 2010	229	$1.50022	to	$1.50022	$343	1.00%	0.20%	to	0.20%	26.83%	to	26.83%

	Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio – Initial Shares
December 31, 2014	3,397	$0.93288	to	$0.93288	$3,169	0.00%	0.20%	to	0.20%	1.38%	to	1.38%
December 31, 2013	5,747	$0.92018	to	$0.92018	$5,288	0.00%	0.20%	to	0.20%	48.24%	to	48.24%
December 31, 2012	5,592	$0.62072	to	$0.62072	$3,471	0.00%	0.20%	to	0.20%	20.33%	to	20.33%
December 31, 2011	5,639	$0.51586	to	$0.51586	$2,909	0.42%	0.20%	to	0.20%	-14.01%	to	-14.01%
December 31, 2010	4,690	$0.59994	to	$0.59994	$2,814	0.69%	0.20%	to	0.20%	30.87%	to	30.87%

	Prudential SP Small Cap Value Portfolio
December 31, 2014	23,213	$2.56375	to	$25.91379	$68,991	0.00%	0.00%	to	0.90%	1.10%	to	4.94%
December 31, 2013	23,750	$2.46506	to	$24.69406	$67,383	0.00%	0.00%	to	0.90%	36.22%	to	37.44%
December 31, 2012	23,910	$1.80963	to	$17.96652	$49,111	0.45%	0.00%	to	0.90%	15.02%	to	16.06%
December 31, 2011	24,675	$1.57327	to	$15.48009	$43,759	0.68%	0.00%	to	0.90%	-3.64%	to	-2.77%
December 31, 2010	24,926	$1.62854	to	$15.92112	$45,562	0.64%	0.00%	to	0.90%	25.15%	to	26.27%

	Prudential Jennison 20/20 Focus Portfolio
December 31, 2014	476	$15.37004	to	$15.47279	$7,318	0.00%	0.00%	to	0.10%	-1.93%	to	7.15%
December 31, 2013	414	$14.35834	to	$14.43992	$5,950	0.00%	0.00%	to	0.10%	29.75%	to	29.88%
December 31, 2012	364	$11.06610	to	$11.11785	$4,023	0.00%	0.00%	to	0.10%	10.93%	to	11.04%
December 31, 2011	292	$9.97615	to	$10.01280	$2,916	0.08%	0.00%	to	0.10%	-4.26%	to	-4.17%
December 31, 2010	228	$10.42032	to	$10.44817	$2,380	0.00%	0.00%	to	0.10%	7.73%	to	7.84%

	Goldman Sachs Small Cap Equity Insights Fund – Institutional Class
December 31, 2014	113	$2.57774	to	$2.57774	$292	0.16%	0.20%	to	0.20%	6.71%	to	6.71%
December 31, 2013	969	$2.41556	to	$2.41556	$2,340	1.05%	0.20%	to	0.20%	35.35%	to	35.35%
December 31, 2012	987	$1.78465	to	$1.78465	$1,762	1.18%	0.20%	to	0.20%	12.61%	to	12.61%
December 31, 2011	962	$1.58487	to	$1.58487	$1,524	0.87%	0.20%	to	0.20%	0.47%	to	0.47%
December 31, 2010	952	$1.57742	to	$1.57742	$1,501	0.58%	0.20%	to	0.20%	29.86%	to	29.86%

	Invesco V.I. Managed Volatility Fund – Series I
December 31, 2014	47	$1.72676	to	$1.72676	$80	2.90%	0.20%	to	0.20%	20.33%	to	20.33%
December 31, 2013	58	$1.43504	to	$1.43504	$83	3.01%	0.20%	to	0.20%	10.54%	to	10.54%
December 31, 2012	54	$1.29826	to	$1.29826	$70	3.38%	0.20%	to	0.20%	3.39%	to	3.39%
December 31, 2011	109	$1.25573	to	$1.25573	$136	3.52%	0.20%	to	0.20%	16.22%	to	16.22%
December 31, 2010	62	$1.08045	to	$1.08045	$67	4.18%	0.20%	to	0.20%	6.08%	to	6.08%

	Invesco V.I. Technology Fund – Series I
December 31, 2014	1,489	$0.51292	to	$0.51292	$764	0.00%	0.20%	to	0.20%	10.83%	to	10.83%
December 31, 2013	1,531	$0.46281	to	$0.46281	$709	0.00%	0.20%	to	0.20%	24.88%	to	24.88%
December 31, 2012	1,464	$0.37059	to	$0.37059	$543	0.00%	0.20%	to	0.20%	11.10%	to	11.10%
December 31, 2011	1,476	$0.33356	to	$0.33356	$492	0.19%	0.20%	to	0.20%	-5.21%	to	-5.21%
December 31, 2010	1,424	$0.35191	to	$0.35191	$501	0.00%	0.20%	to	0.20%	21.18%	to	21.18%

	Janus Aspen Enterprise Portfolio – Service Shares
December 31, 2014	394	$1.40468	to	$1.40468	$554	0.06%	0.20%	to	0.20%	12.02%	to	12.02%
December 31, 2013	2,969	$1.25399	to	$1.25399	$3,723	0.36%	0.20%	to	0.20%	31.77%	to	31.77%
December 31, 2012	3,178	$0.95162	to	$0.95162	$3,024	0.00%	0.20%	to	0.20%	16.75%	to	16.75%
December 31, 2011	3,153	$0.81509	to	$0.81509	$2,570	0.00%	0.20%	to	0.20%	-1.85%	to	-1.85%
December 31, 2010	2,822	$0.83044	to	$0.83044	$2,343	0.00%	0.20%	to	0.20%	25.27%	to	25.27%

	Janus Aspen Balanced Portfolio – Service Shares
December 31, 2014	606	$2.33669	to	$2.33669	$1,416	1.71%	0.20%	to	0.20%	8.02%	to	8.02%
December 31, 2013	1,385	$2.16315	to	$2.16315	$2,996	1.33%	0.20%	to	0.20%	19.57%	to	19.57%
December 31, 2012	1,422	$1.80909	to	$1.80909	$2,573	2.59%	0.20%	to	0.20%	13.15%	to	13.15%
December 31, 2011	1,359	$1.59890	to	$1.59890	$2,173	0.64%	0.20%	to	0.20%	1.15%	to	1.15%
December 31, 2010	14,781	$1.58067	to	$1.58067	$23,365	2.56%	0.20%	to	0.20%	7.90%	to	7.90%

A71

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Oppenheimer Discovery Mid-Cap Growth Fund/VA – Service Shares
December 31, 2014	56	$0.99906	to	$0.99906	$56	0.00%	0.20%	to	0.20%	5.32%	to	5.32%
December 31, 2013	75	$0.94857	to	$0.94857	$71	0.00%	0.20%	to	0.20%	35.36%	to	35.36%
December 31, 2012	95	$0.70080	to	$0.70080	$67	0.00%	0.20%	to	0.20%	15.93%	to	15.93%
December 31, 2011	106	$0.60448	to	$0.60448	$64	0.00%	0.20%	to	0.20%	0.63%	to	0.63%
December 31, 2010	117	$0.60070	to	$0.60070	$70	0.00%	0.20%	to	0.20%	26.90%	to	26.90%

	Janus Aspen Janus Portfolio – Service Shares
December 31, 2014	2,623	$1.75354	to	$1.75354	$4,600	0.23%	0.25%	to	0.25%	12.45%	to	12.45%
December 31, 2013	2,709	$1.55936	to	$1.55936	$4,224	0.66%	0.25%	to	0.25%	29.66%	to	29.66%
December 31, 2012	2,698	$1.20268	to	$1.20268	$3,244	0.44%	0.25%	to	0.25%	17.98%	to	17.98%
December 31, 2011	2,803	$1.01935	to	$1.01935	$2,857	0.45%	0.25%	to	0.25%	-5.79%	to	-5.79%
December 31, 2010	2,774	$1.08200	to	$1.08200	$3,001	0.37%	0.25%	to	0.25%	13.96%	to	13.96%

	Prudential SP Prudential U.S. Emerging Growth Portfolio
December 31, 2014	27,210	$2.66766	to	$34.18836	$80,596	0.00%	0.00%	to	0.90%	2.92%	to	10.35%
December 31, 2013	27,949	$2.45791	to	$31.21928	$75,183	0.00%	0.00%	to	0.90%	27.33%	to	28.47%
December 31, 2012	28,003	$1.93040	to	$24.30091	$58,241	0.40%	0.00%	to	0.90%	15.83%	to	16.88%
December 31, 2011	28,887	$1.66657	to	$20.79118	$51,651	0.58%	0.00%	to	0.90%	1.31%	to	2.22%
December 31, 2010	29,307	$1.64508	to	$20.34034	$51,321	0.40%	0.00%	to	0.90%	10.82%	to	20.43%

	Janus Aspen Overseas Portfolio – Service Shares
December 31, 2014	1,211	$1.61003	to	$8.10664	$5,302	7.35%	0.00%	to	0.20%	-16.82%	to	-12.10%
December 31, 2013	4,035	$1.83544	to	$9.22266	$10,564	3.07%	0.00%	to	0.20%	14.05%	to	14.28%
December 31, 2012	3,600	$1.60929	to	$8.07020	$8,492	0.62%	0.00%	to	0.20%	12.96%	to	13.18%
December 31, 2011	3,624	$1.42470	to	$7.13030	$7,216	0.38%	0.00%	to	0.20%	-32.47%	to	-32.34%
December 31, 2010	3,391	$2.10977	to	$10.53801	$9,730	0.54%	0.00%	to	0.20%	24.77%	to	25.02%

	Prudential SP International Growth Portfolio
December 31, 2014	10,543	$1.53754	to	$18.59346	$20,665	0.00%	0.00%	to	0.90%	-6.56%	to	-3.45%
December 31, 2013	10,183	$1.64541	to	$19.72037	$21,338	0.00%	0.00%	to	0.90%	17.81%	to	18.87%
December 31, 2012	10,122	$1.39668	to	$16.59017	$16,324	0.64%	0.00%	to	0.90%	21.31%	to	22.40%
December 31, 2011	10,936	$1.15131	to	$13.55433	$14,502	1.32%	0.00%	to	0.90%	-15.67%	to	-14.91%
December 31, 2010	10,847	$1.36526	to	$15.93013	$16,833	1.53%	0.00%	to	0.90%	12.99%	to	14.01%

	Prudential SP International Value Portfolio
December 31, 2014	18,204	$1.61431	to	$19.74023	$34,277	0.00%	0.00%	to	0.90%	-6.87%	to	-6.04%
December 31, 2013	19,268	$1.72238	to	$21.00868	$38,378	0.00%	0.00%	to	0.90%	19.02%	to	20.09%
December 31, 2012	18,736	$1.43777	to	$17.49402	$29,584	2.65%	0.00%	to	0.90%	15.88%	to	16.92%
December 31, 2011	20,563	$1.23267	to	$14.96206	$27,467	2.48%	0.00%	to	0.90%	-13.88%	to	-13.10%
December 31, 2010	20,984	$1.42208	to	$17.21726	$32,262	2.25%	0.00%	to	0.90%	9.82%	to	10.81%

	M Large Cap Growth Fund
December 31, 2014	109	$26.68708	to	$26.68708	$2,908	0.04%	0.00%	to	0.00%	10.21%	to	10.21%
December 31, 2013	103	$24.21416	to	$24.21416	$2,492	0.55%	0.00%	to	0.00%	36.15%	to	36.15%
December 31, 2012	87	$17.78481	to	$17.78481	$1,538	0.05%	0.00%	to	0.00%	19.31%	to	19.31%
December 31, 2011	90	$14.90583	to	$14.90583	$1,334	0.00%	0.00%	to	0.00%	-0.80%	to	-0.80%
December 31, 2010	80	$15.02620	to	$15.02620	$1,197	0.29%	0.00%	to	0.00%	23.06%	to	23.06%

	M Capital Appreciation Fund
December 31, 2014	76	$31.59900	to	$31.59900	$2,408	0.00%	0.00%	to	0.00%	12.42%	to	12.42%
December 31, 2013	73	$28.10842	to	$28.10842	$2,066	0.00%	0.00%	to	0.00%	39.20%	to	39.20%
December 31, 2012	71	$20.19222	to	$20.19222	$1,432	0.31%	0.00%	to	0.00%	17.43%	to	17.43%
December 31, 2011	81	$17.19477	to	$17.19477	$1,390	0.00%	0.00%	to	0.00%	-7.22%	to	-7.22%
December 31, 2010	84	$18.53329	to	$18.53329	$1,554	0.20%	0.00%	to	0.00%	27.00%	to	27.00%

	M International Equity Fund
December 31, 2014	79	$17.50710	to	$17.50710	$1,376	2.04%	0.00%	to	0.00%	-7.06%	to	-7.06%
December 31, 2013	70	$18.83652	to	$18.83652	$1,324	2.87%	0.00%	to	0.00%	16.32%	to	16.32%
December 31, 2012	47	$16.19318	to	$16.19318	$766	1.64%	0.00%	to	0.00%	20.68%	to	20.68%
December 31, 2011	79	$13.41819	to	$13.41819	$1,057	2.70%	0.00%	to	0.00%	-13.56%	to	-13.56%
December 31, 2010	103	$15.52304	to	$15.52304	$1,605	2.95%	0.00%	to	0.00%	4.61%	to	4.61%

A72

Note 7:	Financial Highlights (Continued)

	At year ended							For year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)		Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	M Large Cap Value Fund
December 31, 2014	107		$24.42804	to	$24.42804	$2,607		1.23%	0.00%	to	0.00%	9.68%	to	9.68%
December 31, 2013	94		$22.27169	to	$22.27169	$2,085		2.67%	0.00%	to	0.00%	34.22%	to	34.22%
December 31, 2012	94		$16.59343	to	$16.59343	$1,563		0.83%	0.00%	to	0.00%	17.29%	to	17.29%
December 31, 2011	68		$14.14755	to	$14.14755	$957		0.36%	0.00%	to	0.00%	-4.11%	to	-4.11%
December 31, 2010	56		$14.75415	to	$14.75415	$823		0.69%	0.00%	to	0.00%	9.27%	to	9.27%

	ProFund VP Asia 30
December 31, 2014	1		$3.30833	to	$3.30833	$2		0.08%	0.25%	to	0.25%	-1.81%	to	-1.81%
December 31, 2013	1		$3.36940	to	$3.36940	$2		0.05%	0.25%	to	0.25%	14.69%	to	14.69%
December 31, 2012	1		$2.93787	to	$2.93787	$3		0.00%	0.25%	to	0.25%	15.19%	to	15.19%
December 31, 2011	0	(1)	$2.55045	to	$2.55045	$0	(1)	0.06%	0.25%	to	0.25%	-27.18%	to	-27.18%
December 31, 2010	1		$3.50228	to	$3.50228	$4		0.34%	0.25%	to	0.25%	13.62%	to	13.62%

	ProFund VP Basic Materials
December 31, 2014	0	(1)	$2.51914	to	$2.51914	$0	(1)	0.56%	0.25%	to	0.25%	1.43%	to	1.43%
December 31, 2013	0	(1)	$2.48355	to	$2.48355	$0	(1)	0.94%	0.25%	to	0.25%	18.13%	to	18.13%
December 31, 2012	0	(1)	$2.10240	to	$2.10240	$0	(1)	0.24%	0.25%	to	0.25%	8.21%	to	8.21%
December 31, 2011	0	(1)	$1.94282	to	$1.94282	$0	(1)	0.19%	0.25%	to	0.25%	-16.36%	to	-16.36%
December 31, 2010	1		$2.32290	to	$2.32290	$3		1.83%	0.25%	to	0.25%	29.38%	to	29.38%

	ProFund VP Bear
December 31, 2014	-		$0.24183	to	$0.24183	$-		0.00%	0.25%	to	0.25%	-14.44%	to	-14.44%
December 31, 2013	0	(1)	$0.28266	to	$0.28266	$0	(1)	0.00%	0.25%	to	0.25%	-26.74%	to	-26.74%
December 31, 2012	0	(1)	$0.38584	to	$0.38584	$0	(1)	0.00%	0.25%	to	0.25%	-16.80%	to	-16.80%
December 31, 2011	6		$0.46374	to	$0.46374	$3		0.00%	0.25%	to	0.25%	-9.05%	to	-9.05%
December 31, 2010	7		$0.50989	to	$0.50989	$4		0.00%	0.25%	to	0.25%	-17.99%	to	-17.99%

	ProFund VP Biotechnology
December 31, 2014	1		$5.97151	to	$5.97151	$3		0.00%	0.25%	to	0.25%	29.40%	to	29.40%
December 31, 2013	1		$4.61466	to	$4.61466	$2		0.00%	0.25%	to	0.25%	67.99%	to	67.99%
December 31, 2012	0	(1)	$2.74693	to	$2.74693	$0	(1)	0.00%	0.25%	to	0.25%	40.35%	to	40.35%
December 31, 2011	0	(1)	$1.95722	to	$1.95722	$0	(1)	0.00%	0.25%	to	0.25%	6.29%	to	6.29%
December 31, 2010	0	(1)	$1.84134	to	$1.84134	$0	(1)	0.00%	0.25%	to	0.25%	4.84%	to	4.84%

	ProFund VP UltraBull
December 31, 2014	263		$3.11442	to	$3.11442	$819		0.00%	0.25%	to	0.25%	22.93%	to	22.93%
December 31, 2013	137		$2.53355	to	$2.53355	$347		0.00%	0.25%	to	0.25%	67.63%	to	67.63%
December 31, 2012	13		$1.51136	to	$1.51136	$20		0.00%	0.25%	to	0.25%	28.60%	to	28.60%
December 31, 2011	188		$1.17527	to	$1.17527	$221		0.00%	0.25%	to	0.25%	-5.06%	to	-5.06%
December 31, 2010	80		$1.23797	to	$1.23797	$100		0.00%	0.25%	to	0.25%	21.86%	to	21.86%

	ProFund VP Consumer Goods Portfolio
December 31, 2014	-		$2.58251	to	$2.58251	$-		1.62%	0.25%	to	0.25%	9.95%	to	9.95%
December 31, 2013	-		$-	to	$-	$-		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2012	-		$1.83314	to	$1.83314	$-		1.29%	0.25%	to	0.25%	10.59%	to	10.59%
December 31, 2011	25		$1.65767	to	$1.65767	$42		0.01%	0.25%	to	0.25%	6.68%	to	6.68%
December 31, 2010	-		$1.55383	to	$1.55383	$-		0.48%	0.25%	to	0.25%	17.06%	to	17.06%

	ProFund VP Oil & Gas
December 31, 2014	6		$3.24166	to	$3.24166	$20		0.43%	0.25%	to	0.25%	-11.09%	to	-11.09%
December 31, 2013	4		$3.64604	to	$3.64604	$14		0.43%	0.25%	to	0.25%	23.76%	to	23.76%
December 31, 2012	4		$2.94604	to	$2.94604	$12		0.10%	0.25%	to	0.25%	2.64%	to	2.64%
December 31, 2011	4		$2.87023	to	$2.87023	$12		0.28%	0.25%	to	0.25%	1.99%	to	1.99%
December 31, 2010	32		$2.81416	to	$2.81416	$89		0.31%	0.25%	to	0.25%	17.47%	to	17.47%

	ProFund VP Europe 30
December 31, 2014	17		$1.99722	to	$1.99722	$34		1.25%	0.25%	to	0.25%	-8.87%	to	-8.87%
December 31, 2013	17		$2.19168	to	$2.19168	$38		1.48%	0.25%	to	0.25%	21.34%	to	21.34%
December 31, 2012	19		$1.80624	to	$1.80624	$34		3.60%	0.25%	to	0.25%	16.31%	to	16.31%
December 31, 2011	30		$1.55300	to	$1.55300	$47		0.71%	0.25%	to	0.25%	-9.11%	to	-9.11%
December 31, 2010	26		$1.70866	to	$1.70866	$45		1.60%	0.25%	to	0.25%	2.38%	to	2.38%

A73

Note 7:	Financial Highlights (Continued)

	At year ended							For year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)		Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Financials
December 31, 2014	18		$1.33813	to	$1.33813	$24		0.19%	0.25%	to	0.25%	12.63%	to	12.63%
December 31, 2013	12		$1.18806	to	$1.18806	$14		0.42%	0.25%	to	0.25%	31.74%	to	31.74%
December 31, 2012	8		$0.90179	to	$0.90179	$7		0.10%	0.25%	to	0.25%	24.43%	to	24.43%
December 31, 2011	8		$0.72473	to	$0.72473	$6		0.00%	0.25%	to	0.25%	-14.05%	to	-14.05%
December 31, 2010	3		$0.84316	to	$0.84316	$3		1.38%	0.25%	to	0.25%	10.65%	to	10.65%

	ProFund VP Health Care
December 31, 2014	7		$2.82318	to	$2.82318	$20		0.06%	0.25%	to	0.25%	23.39%	to	23.39%
December 31, 2013	4		$2.28801	to	$2.28801	$8		0.36%	0.25%	to	0.25%	39.41%	to	39.41%
December 31, 2012	2		$1.64124	to	$1.64124	$3		0.32%	0.25%	to	0.25%	17.12%	to	17.12%
December 31, 2011	3		$1.40136	to	$1.40136	$4		0.79%	0.25%	to	0.25%	9.84%	to	9.84%
December 31, 2010	78		$1.27586	to	$1.27586	$100		0.16%	0.25%	to	0.25%	2.58%	to	2.58%

	ProFund VP Internet
December 31, 2014	-		$4.60039	to	$4.60039	$-		0.00%	0.25%	to	0.25%	0.87%	to	0.87%
December 31, 2013	-		$4.56074	to	$4.56074	$-		0.00%	0.25%	to	0.25%	51.33%	to	51.33%
December 31, 2012	0	(1)	$3.01376	to	$3.01376	$1		0.00%	0.25%	to	0.25%	19.47%	to	19.47%
December 31, 2011	-		$2.52268	to	$2.52268	$-		0.00%	0.25%	to	0.25%	-7.14%	to	-7.14%
December 31, 2010	1		$2.71677	to	$2.71677	$2		0.00%	0.25%	to	0.25%	34.94%	to	34.94%

	ProFund VP Japan
December 31, 2014	6		$1.91858	to	$1.91858	$12		0.00%	0.25%	to	0.25%	2.97%	to	2.97%
December 31, 2013	6		$1.86326	to	$1.86326	$12		0.00%	0.25%	to	0.25%	47.86%	to	47.86%
December 31, 2012	7		$1.26014	to	$1.26014	$9		0.00%	0.25%	to	0.25%	22.63%	to	22.63%
December 31, 2011	9		$1.02757	to	$1.02757	$9		0.00%	0.25%	to	0.25%	-18.74%	to	-18.74%
December 31, 2010	12		$1.26453	to	$1.26453	$15		0.00%	0.25%	to	0.25%	-6.77%	to	-6.77%

	ProFund VP Mid-Cap Growth
December 31, 2014	0	(1)	$2.92795	to	$2.92795	$1		0.00%	0.25%	to	0.25%	5.63%	to	5.63%
December 31, 2013	1		$2.77199	to	$2.77199	$4		0.00%	0.25%	to	0.25%	30.20%	to	30.20%
December 31, 2012	2		$2.12903	to	$2.12903	$3		0.00%	0.25%	to	0.25%	15.10%	to	15.10%
December 31, 2011	1		$1.84980	to	$1.84980	$2		0.00%	0.25%	to	0.25%	-3.13%	to	-3.13%
December 31, 2010	2		$1.90962	to	$1.90962	$3		0.00%	0.25%	to	0.25%	28.10%	to	28.10%

	ProFund VP Mid-Cap Value
December 31, 2014	0	(1)	$3.08751	to	$3.08751	$1		0.06%	0.25%	to	0.25%	9.91%	to	9.91%
December 31, 2013	0	(1)	$2.80913	to	$2.80913	$1		0.33%	0.25%	to	0.25%	31.83%	to	31.83%
December 31, 2012	1		$2.13090	to	$2.13090	$2		0.17%	0.25%	to	0.25%	16.27%	to	16.27%
December 31, 2011	6		$1.83267	to	$1.83267	$12		0.17%	0.25%	to	0.25%	-4.16%	to	-4.16%
December 31, 2010	7		$1.91229	to	$1.91229	$14		0.31%	0.25%	to	0.25%	20.15%	to	20.15%

	ProFund VP Money Market
December 31, 2014	595		$1.07043	to	$1.07043	$637		0.02%	0.25%	to	0.25%	-0.28%	to	-0.28%
December 31, 2013	1,275		$1.07347	to	$1.07347	$1,368		0.02%	0.25%	to	0.25%	-0.28%	to	-0.28%
December 31, 2012	1,678		$1.07652	to	$1.07652	$1,806		0.02%	0.25%	to	0.25%	-0.28%	to	-0.28%
December 31, 2011	1,750		$1.07959	to	$1.07959	$1,890		0.02%	0.25%	to	0.25%	-0.29%	to	-0.29%
December 31, 2010	2,274		$1.08269	to	$1.08269	$2,463		0.02%	0.25%	to	0.25%	-0.28%	to	-0.28%

	ProFund VP NASDAQ-100
December 31, 2014	33		$3.53616	to	$3.53616	$117		0.00%	0.25%	to	0.25%	16.71%	to	16.71%
December 31, 2013	35		$3.02984	to	$3.02984	$105		0.00%	0.25%	to	0.25%	33.94%	to	33.94%
December 31, 2012	36		$2.26214	to	$2.26214	$82		0.00%	0.25%	to	0.25%	15.94%	to	15.94%
December 31, 2011	59		$1.95113	to	$1.95113	$115		0.00%	0.25%	to	0.25%	1.20%	to	1.20%
December 31, 2010	46		$1.92798	to	$1.92798	$88		0.00%	0.25%	to	0.25%	17.95%	to	17.95%

	ProFund VP Pharmaceuticals
December 31, 2014	8		$1.93854	to	$1.93854	$16		0.92%	0.25%	to	0.25%	19.06%	to	19.06%
December 31, 2013	3		$1.62825	to	$1.62825	$5		1.73%	0.25%	to	0.25%	31.29%	to	31.29%
December 31, 2012	3		$1.24016	to	$1.24016	$3		1.22%	0.25%	to	0.25%	11.58%	to	11.58%
December 31, 2011	5		$1.11150	to	$1.11150	$6		0.99%	0.25%	to	0.25%	15.85%	to	15.85%
December 31, 2010	0	(1)	$0.95947	to	$0.95947	$0	(1)	3.95%	0.25%	to	0.25%	0.22%	to	0.22%

A74

Note 7:	Financial Highlights (Continued)

	At year ended							For year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)		Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Precious Metals
December 31, 2014	8		$0.94531	to	$0.94531	$8		0.00%	0.25%	to	0.25%	-24.06%	to	-24.06%
December 31, 2013	9		$1.24474	to	$1.24474	$11		0.00%	0.25%	to	0.25%	-38.10%	to	-38.10%
December 31, 2012	9		$2.01085	to	$2.01085	$19		0.00%	0.25%	to	0.25%	-14.76%	to	-14.76%
December 31, 2011	10		$2.35901	to	$2.35901	$25		0.00%	0.25%	to	0.25%	-19.42%	to	-19.42%
December 31, 2010	13		$2.92744	to	$2.92744	$37		0.00%	0.25%	to	0.25%	32.60%	to	32.60%

	ProFund VP Real Estate
December 31, 2014	16		$2.61779	to	$2.61779	$43		1.57%	0.25%	to	0.25%	24.71%	to	24.71%
December 31, 2013	17		$2.09915	to	$2.09915	$35		1.51%	0.25%	to	0.25%	-0.16%	to	-0.16%
December 31, 2012	18		$2.10243	to	$2.10243	$38		2.35%	0.25%	to	0.25%	16.88%	to	16.88%
December 31, 2011	21		$1.79887	to	$1.79887	$39		0.00%	0.25%	to	0.25%	4.49%	to	4.49%
December 31, 2010	25		$1.72150	to	$1.72150	$43		3.78%	0.25%	to	0.25%	24.38%	to	24.38%

	ProFund VP Semiconductor
December 31, 2014	-		$1.98092	to	$1.98092	$-		0.00%	0.25%	to	0.25%	34.20%	to	34.20%
December 31, 2013	-		$-	to	$-	$-		0.00%	0.00%	to	0.00%	0.00%	to	0.00%
December 31, 2012	-		$1.10870	to	$1.10870	$-		0.00%	0.25%	to	0.25%	-4.40%	to	-4.40%
December 31, 2011	-		$1.15975	to	$1.15975	$-		0.00%	0.25%	to	0.25%	-4.14%	to	-4.14%
December 31, 2010	1		$1.20988	to	$1.20988	$2		0.00%	0.25%	to	0.25%	12.11%	to	12.11%

	ProFund VP Short NASDAQ-100
December 31, 2014	-		$0.13809	to	$0.13809	$-		0.00%	0.25%	to	0.25%	-19.54%	to	-19.54%
December 31, 2013	-		$0.17163	to	$0.17163	$-		0.00%	0.25%	to	0.25%	-29.59%	to	-29.59%
December 31, 2012	-		$0.24376	to	$0.24376	$-		0.00%	0.25%	to	0.25%	-19.03%	to	-19.03%
December 31, 2011	-		$0.30104	to	$0.30104	$-		0.00%	0.25%	to	0.25%	-10.69%	to	-10.69%
December 31, 2010	174		$0.33707	to	$0.33707	$59		0.00%	0.25%	to	0.25%	-21.37%	to	-21.37%

	ProFund VP Short Small-Cap
December 31, 2014	-		$0.15117	to	$0.15117	$-		0.00%	0.25%	to	0.25%	-9.48%	to	-9.48%
December 31, 2013	-		$0.16701	to	$0.16701	$-		0.00%	0.25%	to	0.25%	-31.35%	to	-31.35%
December 31, 2012	-		$0.24326	to	$0.24326	$-		0.00%	0.25%	to	0.25%	-19.09%	to	-19.09%
December 31, 2011	-		$0.30066	to	$0.30066	$-		0.00%	0.25%	to	0.25%	-9.32%	to	-9.32%
December 31, 2010	-		$0.33156	to	$0.33156	$-		0.00%	0.25%	to	0.25%	-29.12%	to	-29.12%

	ProFund VP Small-Cap
December 31, 2014	34		$2.84976	to	$2.84976	$98		0.00%	0.25%	to	0.25%	2.22%	to	2.22%
December 31, 2013	36		$2.78780	to	$2.78780	$101		0.00%	0.25%	to	0.25%	36.84%	to	36.84%
December 31, 2012	38		$2.03731	to	$2.03731	$78		0.00%	0.25%	to	0.25%	14.46%	to	14.46%
December 31, 2011	62		$1.77986	to	$1.77986	$111		0.00%	0.25%	to	0.25%	-5.89%	to	-5.89%
December 31, 2010	49		$1.89121	to	$1.89121	$93		0.00%	0.25%	to	0.25%	24.47%	to	24.47%

	ProFund VP Small-Cap Growth
December 31, 2014	3		$3.18262	to	$3.18262	$9		0.00%	0.25%	to	0.25%	1.92%	to	1.92%
December 31, 2013	3		$3.12264	to	$3.12264	$8		0.00%	0.25%	to	0.25%	40.07%	to	40.07%
December 31, 2012	4		$2.22927	to	$2.22927	$8		0.00%	0.25%	to	0.25%	12.20%	to	12.20%
December 31, 2011	4		$1.98682	to	$1.98682	$7		0.00%	0.25%	to	0.25%	1.03%	to	1.03%
December 31, 2010	4		$1.96650	to	$1.96650	$8		0.00%	0.25%	to	0.25%	25.41%	to	25.41%

	ProFund VP Small-Cap Value
December 31, 2014	-		$2.92540	to	$2.92540	$-		0.00%	0.25%	to	0.25%	5.55%	to	5.55%
December 31, 2013	1		$2.77160	to	$2.77160	$3		0.00%	0.25%	to	0.25%	37.34%	to	37.34%
December 31, 2012	-		$2.01813	to	$2.01813	$-		0.00%	0.25%	to	0.25%	15.87%	to	15.87%
December 31, 2011	0	(1)	$1.74177	to	$1.74177	$0	(1)	0.00%	0.25%	to	0.25%	-4.34%	to	-4.34%
December 31, 2010	-		$1.82076	to	$1.82076	$0	(1)	0.00%	0.25%	to	0.25%	21.79%	to	21.79%

	ProFund VP Technology
December 31, 2014	1		$2.74887	to	$2.74887	$3		0.00%	0.25%	to	0.25%	17.82%	to	17.82%
December 31, 2013	0	(1)	$2.33314	to	$2.33314	$0	(1)	0.00%	0.25%	to	0.25%	24.88%	to	24.88%
December 31, 2012	0	(1)	$1.86825	to	$1.86825	$0	(1)	0.00%	0.25%	to	0.25%	10.03%	to	10.03%
December 31, 2011	11		$1.69790	to	$1.69790	$19		0.00%	0.25%	to	0.25%	-1.61%	to	-1.61%
December 31, 2010	0	(1)	$1.72574	to	$1.72574	$1		0.00%	0.25%	to	0.25%	10.46%	to	10.46%

A75

Note 7:	Financial Highlights (Continued)

	At year ended							For year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)		Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	ProFund VP Telecommunications
December 31, 2014	4		$1.67579	to	$1.67579	$7		3.33%	0.25%	to	0.25%	0.31%	to	0.31%
December 31, 2013	3		$1.67053	to	$1.67053	$6		2.49%	0.25%	to	0.25%	11.79%	to	11.79%
December 31, 2012	3		$1.49433	to	$1.49433	$5		3.57%	0.25%	to	0.25%	16.22%	to	16.22%
December 31, 2011	3		$1.28575	to	$1.28575	$3		2.96%	0.25%	to	0.25%	1.61%	to	1.61%
December 31, 2010	2		$1.26535	to	$1.26535	$3		2.96%	0.25%	to	0.25%	15.39%	to	15.39%

	ProFund VP U.S. Government Plus
December 31, 2014	4		$2.18639	to	$2.18639	$9		0.17%	0.25%	to	0.25%	36.05%	to	36.05%
December 31, 2013	-		$1.60710	to	$1.60710	$-		0.04%	0.25%	to	0.25%	-19.31%	to	-19.31%
December 31, 2012	4		$1.99174	to	$1.99174	$7		0.00%	0.25%	to	0.25%	0.72%	to	0.72%
December 31, 2011	146		$1.97748	to	$1.97748	$289		0.15%	0.25%	to	0.25%	43.16%	to	43.16%
December 31, 2010	63		$1.38134	to	$1.38134	$87		0.51%	0.25%	to	0.25%	9.82%	to	9.82%

	ProFund VP UltraMid-Cap
December 31, 2014	10		$5.12661	to	$5.12661	$53		0.00%	0.25%	to	0.25%	15.05%	to	15.05%
December 31, 2013	4		$4.45585	to	$4.45585	$17		0.00%	0.25%	to	0.25%	70.19%	to	70.19%
December 31, 2012	-		$2.61821	to	$2.61821	$-		0.00%	0.25%	to	0.25%	32.16%	to	32.16%
December 31, 2011	-		$1.98111	to	$1.98111	$-		0.00%	0.25%	to	0.25%	-13.86%	to	-13.86%
December 31, 2010	24		$2.29986	to	$2.29986	$55		0.00%	0.25%	to	0.25%	49.30%	to	49.30%

	ProFund VP UltraNASDAQ-100
December 31, 2014	74		$6.87292	to	$6.87292	$510		0.00%	0.25%	to	0.25%	35.50%	to	35.50%
December 31, 2013	37		$5.07231	to	$5.07231	$186		0.00%	0.25%	to	0.25%	78.60%	to	78.60%
December 31, 2012	5		$2.84010	to	$2.84010	$15		0.00%	0.25%	to	0.25%	33.42%	to	33.42%
December 31, 2011	41		$2.12866	to	$2.12866	$87		0.00%	0.25%	to	0.25%	-1.44%	to	-1.44%
December 31, 2010	161		$2.15972	to	$2.15972	$347		0.00%	0.25%	to	0.25%	34.88%	to	34.88%

	ProFund VP UltraSmall-Cap
December 31, 2014	-		$3.97683	to	$3.97683	$-		0.00%	0.25%	to	0.25%	5.12%	to	5.12%
December 31, 2013	13		$3.78316	to	$3.78316	$51		0.00%	0.25%	to	0.25%	86.20%	to	86.20%
December 31, 2012	-		$2.03180	to	$2.03180	$-		0.00%	0.25%	to	0.25%	29.19%	to	29.19%
December 31, 2011	-		$1.57272	to	$1.57272	$-		0.00%	0.25%	to	0.25%	-19.03%	to	-19.03%
December 31, 2010	29		$1.94240	to	$1.94240	$55		0.00%	0.25%	to	0.25%	48.07%	to	48.07%

	ProFund VP Bull
December 31, 2014	27		$2.24942	to	$2.24942	$61		0.00%	0.25%	to	0.25%	11.19%	to	11.19%
December 31, 2013	26		$2.02303	to	$2.02303	$53		0.00%	0.25%	to	0.25%	29.44%	to	29.44%
December 31, 2012	28		$1.56294	to	$1.56294	$44		0.00%	0.25%	to	0.25%	13.60%	to	13.60%
December 31, 2011	31		$1.37579	to	$1.37579	$42		0.00%	0.25%	to	0.25%	-0.25%	to	-0.25%
December 31, 2010	35		$1.37925	to	$1.37925	$49		0.19%	0.25%	to	0.25%	12.30%	to	12.30%

	ProFund VP Utilities
December 31, 2014	0	(1)	$3.16314	to	$3.16314	$1		6.02%	0.25%	to	0.25%	25.57%	to	25.57%
December 31, 2013	0	(1)	$2.51900	to	$2.51900	$0	(1)	9.22%	0.25%	to	0.25%	13.03%	to	13.03%
December 31, 2012	0	(1)	$2.22862	to	$2.22862	$0	(1)	1.82%	0.25%	to	0.25%	-0.11%	to	-0.11%
December 31, 2011	1		$2.23105	to	$2.23105	$3		2.22%	0.25%	to	0.25%	17.22%	to	17.22%
December 31, 2010	0	(1)	$1.90332	to	$1.90332	$1		1.72%	0.25%	to	0.25%	5.68%	to	5.68%

	AST T. Rowe Price Large-Cap Growth Portfolio (became available May 1, 2008)
December 31, 2014	1,594		$18.98799	to	$20.15754	$31,666		0.00%	0.00%	to	0.90%	2.45%	to	8.34%
December 31, 2013	1,489		$17.68319	to	$18.60497	$27,326		0.00%	0.00%	to	0.90%	42.74%	to	44.03%
December 31, 2012	1,427		$12.38824	to	$12.91779	$18,230		0.00%	0.00%	to	0.90%	16.53%	to	17.58%
December 31, 2011	1,402		$10.63060	to	$10.98597	$15,257		0.00%	0.00%	to	0.90%	-2.57%	to	-1.70%
December 31, 2010	1,380		$10.91116	to	$11.17554	$15,313		0.00%	0.00%	to	0.90%	14.78%	to	15.81%

	AST Cohen & Steers Realty Portfolio
December 31, 2014	353		$21.61925	to	$21.61925	$7,630		0.00%	0.10%	to	0.10%	7.80%	to	30.78%
December 31, 2013	314		$16.53090	to	$16.53090	$5,198		0.00%	0.10%	to	0.10%	3.03%	to	3.03%
December 31, 2012	266		$16.04469	to	$16.04469	$4,274		1.48%	0.10%	to	0.10%	15.23%	to	15.23%
December 31, 2011	235		$13.92352	to	$13.92352	$3,274		0.66%	0.10%	to	0.10%	6.48%	to	6.48%
December 31, 2010	213		$13.07588	to	$13.07588	$2,790		1.63%	0.10%	to	0.10%	28.56%	to	28.56%

A76

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST J.P. Morgan Strategic Opportunities Portfolio
December 31, 2014	397	$16.49849	to	$16.66786	$6,582	0.00%	0.10%	to	0.25%	0.95%	to	5.34%
December 31, 2013	336	$15.66161	to	$15.84616	$5,285	0.00%	0.10%	to	0.25%	10.76%	to	10.92%
December 31, 2012	265	$14.11957	to	$14.30733	$3,760	1.59%	0.10%	to	0.25%	10.45%	to	10.61%
December 31, 2011	196	$12.76509	to	$12.95418	$2,511	0.83%	0.10%	to	0.25%	-0.02%	to	0.13%
December 31, 2010	137	$12.74838	to	$12.95649	$1,749	0.43%	0.10%	to	0.25%	7.05%	to	7.21%

	AST Herndon Large-Cap Value Portfolio
December 31, 2014	346	$16.82860	to	$16.82860	$5,825	0.00%	0.10%	to	0.10%	-4.50%	to	1.46%
December 31, 2013	322	$16.58696	to	$16.58696	$5,347	0.00%	0.10%	to	0.10%	34.49%	to	34.49%
December 31, 2012	284	$12.33295	to	$12.33295	$3,502	1.16%	0.10%	to	0.10%	13.29%	to	13.29%
December 31, 2011	255	$10.88617	to	$10.88617	$2,773	0.73%	0.10%	to	0.10%	-0.59%	to	-0.59%
December 31, 2010	217	$10.95106	to	$10.95106	$2,376	1.48%	0.10%	to	0.10%	12.33%	to	12.33%

	AST Small-Cap Growth Opportunities Portfolio
December 31, 2014	237	$20.85085	to	$20.85085	$4,938	0.00%	0.10%	to	0.10%	1.03%	to	4.84%
December 31, 2013	221	$19.88901	to	$19.88901	$4,405	0.00%	0.10%	to	0.10%	40.67%	to	40.67%
December 31, 2012	193	$14.13882	to	$14.13882	$2,727	0.00%	0.10%	to	0.10%	19.96%	to	19.96%
December 31, 2011	176	$11.78673	to	$11.78673	$2,070	0.38%	0.10%	to	0.10%	-13.20%	to	-13.20%
December 31, 2010	113	$13.57902	to	$13.57902	$1,537	0.05%	0.10%	to	0.10%	32.41%	to	32.41%

	AST Small-Cap Value Portfolio
December 31, 2014	323	$21.55128	to	$21.55128	$6,955	0.00%	0.10%	to	0.10%	1.90%	to	5.16%
December 31, 2013	309	$20.49319	to	$20.49319	$6,337	0.00%	0.10%	to	0.10%	37.26%	to	37.26%
December 31, 2012	286	$14.92997	to	$14.92997	$4,276	0.47%	0.10%	to	0.10%	18.04%	to	18.04%
December 31, 2011	272	$12.64779	to	$12.64779	$3,437	0.55%	0.10%	to	0.10%	-6.07%	to	-6.07%
December 31, 2010	253	$13.46514	to	$13.46514	$3,409	0.45%	0.10%	to	0.10%	25.87%	to	25.87%

	AST Goldman Sachs Mid-Cap Growth Portfolio
December 31, 2014	227	$25.39399	to	$25.39399	$5,759	0.00%	0.10%	to	0.10%	2.76%	to	11.42%
December 31, 2013	206	$22.79208	to	$22.79208	$4,686	0.00%	0.10%	to	0.10%	32.06%	to	32.06%
December 31, 2012	184	$17.25913	to	$17.25913	$3,170	0.00%	0.10%	to	0.10%	19.50%	to	19.50%
December 31, 2011	167	$14.44328	to	$14.44328	$2,418	0.00%	0.10%	to	0.10%	-3.07%	to	-3.07%
December 31, 2010	157	$14.90141	to	$14.90141	$2,340	0.00%	0.10%	to	0.10%	19.70%	to	19.70%

	AST Large-Cap Value Portfolio
December 31, 2014	2,047	$14.00308	to	$14.86597	$30,007	0.00%	0.00%	to	0.90%	3.07%	to	13.75%
December 31, 2013	1,920	$12.42155	to	$13.06945	$24,781	0.00%	0.00%	to	0.90%	38.61%	to	39.86%
December 31, 2012	1,804	$8.96129	to	$9.34464	$16,682	3.41%	0.00%	to	0.90%	15.84%	to	16.89%
December 31, 2011	1,738	$7.73572	to	$7.99451	$13,785	1.28%	0.00%	to	0.90%	-5.04%	to	-4.18%
December 31, 2010	1,669	$8.14615	to	$8.34362	$13,846	1.04%	0.00%	to	0.90%	12.15%	to	13.16%

	AST Loomis Sayles Large-Cap Growth Portfolio
December 31, 2014	899	$15.07361	to	$19.30884	$15,587	0.00%	0.00%	to	0.90%	3.73%	to	10.59%
December 31, 2013	920	$13.75290	to	$17.47747	$14,369	0.00%	0.00%	to	0.90%	35.39%	to	36.61%
December 31, 2012	784	$10.15783	to	$12.80643	$9,043	0.43%	0.00%	to	0.90%	11.26%	to	12.27%
December 31, 2011	933	$9.12944	to	$11.41844	$9,729	0.28%	0.00%	to	0.90%	-1.80%	to	-0.91%
December 31, 2010	881	$9.29647	to	$11.53529	$9,301	0.70%	0.00%	to	0.90%	18.68%	to	19.75%

	AST MFS Growth Portfolio
December 31, 2014	155	$20.46295	to	$20.46295	$3,175	0.00%	0.10%	to	0.10%	3.14%	to	8.60%
December 31, 2013	127	$18.84230	to	$18.84230	$2,394	0.00%	0.10%	to	0.10%	36.57%	to	36.57%
December 31, 2012	101	$13.79685	to	$13.79685	$1,397	0.00%	0.10%	to	0.10%	16.97%	to	16.97%
December 31, 2011	75	$11.79534	to	$11.79534	$885	0.33%	0.10%	to	0.10%	-0.69%	to	-0.69%
December 31, 2010	63	$11.87773	to	$11.87773	$744	0.13%	0.10%	to	0.10%	12.67%	to	12.67%

	AST Neuberger Berman Mid-Cap Growth Portfolio
December 31, 2014	15	$23.45495	to	$23.45495	$357	0.00%	0.10%	to	0.10%	7.83%	to	7.83%
December 31, 2013	16	$21.75145	to	$21.75145	$351	0.00%	0.10%	to	0.10%	32.48%	to	32.48%
December 31, 2012	18	$16.41903	to	$16.41903	$291	0.00%	0.10%	to	0.10%	12.27%	to	12.27%
December 31, 2011	19	$14.62428	to	$14.62428	$279	0.00%	0.10%	to	0.10%	1.58%	to	1.58%
December 31, 2010	25	$14.39631	to	$14.39631	$366	0.00%	0.10%	to	0.10%	28.55%	to	28.55%

A77

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST Small-Cap Growth Portfolio
December 31, 2014	1,012	$18.30683	to	$19.43458	$19,378	0.00%	0.00%	to	0.90%	2.89%	to	4.09%
December 31, 2013	995	$17.79202	to	$18.71957	$18,387	0.00%	0.00%	to	0.90%	33.97%	to	35.17%
December 31, 2012	971	$13.28088	to	$13.84866	$13,302	0.00%	0.00%	to	0.90%	11.17%	to	12.18%
December 31, 2011	978	$11.94595	to	$12.34523	$11,971	0.00%	0.00%	to	0.90%	-1.86%	to	-0.98%
December 31, 2010	966	$12.17259	to	$12.46751	$11,960	0.23%	0.00%	to	0.90%	35.20%	to	36.41%

	AST PIMCO Limited Maturity Bond Portfolio
December 31, 2014	165	$13.40620	to	$13.40620	$2,217	0.00%	0.10%	to	0.10%	-0.89%	to	-0.20%
December 31, 2013	148	$13.43281	to	$13.43281	$1,984	0.00%	0.10%	to	0.10%	-2.27%	to	-2.27%
December 31, 2012	124	$13.74527	to	$13.74527	$1,701	1.19%	0.10%	to	0.10%	4.59%	to	4.59%
December 31, 2011	95	$13.14178	to	$13.14178	$1,253	0.88%	0.10%	to	0.10%	2.14%	to	2.14%
December 31, 2010	81	$12.86642	to	$12.86642	$1,045	2.77%	0.10%	to	0.10%	3.80%	to	3.80%

	AST T. Rowe Price Natural Resources Portfolio
December 31, 2014	839	$14.95723	to	$14.95723	$12,553	0.00%	0.10%	to	0.10%	-16.57%	to	-8.45%
December 31, 2013	775	$16.33792	to	$16.33792	$12,661	0.00%	0.10%	to	0.10%	15.27%	to	15.27%
December 31, 2012	704	$14.17415	to	$14.17415	$9,980	0.46%	0.10%	to	0.10%	3.52%	to	3.52%
December 31, 2011	714	$13.69284	to	$13.69284	$9,771	0.55%	0.10%	to	0.10%	-15.00%	to	-15.00%
December 31, 2010	676	$16.10975	to	$16.10975	$10,884	0.46%	0.10%	to	0.10%	20.33%	to	20.33%

	AST MFS Global Equity Portfolio
December 31, 2014	203	$21.72023	to	$21.72023	$4,417	0.00%	0.10%	to	0.10%	0.29%	to	3.53%
December 31, 2013	162	$20.98033	to	$20.98033	$3,398	0.00%	0.10%	to	0.10%	27.51%	to	27.51%
December 31, 2012	112	$16.45450	to	$16.45450	$1,840	1.21%	0.10%	to	0.10%	22.96%	to	22.96%
December 31, 2011	88	$13.38242	to	$13.38242	$1,174	0.45%	0.10%	to	0.10%	-3.23%	to	-3.23%
December 31, 2010	74	$13.82901	to	$13.82901	$1,021	0.51%	0.10%	to	0.10%	11.93%	to	11.93%

	AST J.P. Morgan International Equity Portfolio
December 31, 2014	401	$14.42397	to	$14.42397	$5,779	0.00%	0.10%	to	0.10%	-6.94%	to	-6.46%
December 31, 2013	352	$15.41982	to	$15.41982	$5,435	0.00%	0.10%	to	0.10%	15.25%	to	15.25%
December 31, 2012	323	$13.37999	to	$13.37999	$4,316	1.97%	0.10%	to	0.10%	21.79%	to	21.79%
December 31, 2011	297	$10.98625	to	$10.98625	$3,264	1.22%	0.10%	to	0.10%	-9.24%	to	-9.24%
December 31, 2010	273	$12.10483	to	$12.10483	$3,310	1.14%	0.10%	to	0.10%	7.06%	to	7.06%

	AST Templeton Global Bond Portfolio
December 31, 2014	152	$14.08501	to	$14.08501	$2,137	0.00%	0.10%	to	0.10%	-3.16%	to	0.46%
December 31, 2013	139	$14.02102	to	$14.02102	$1,954	0.00%	0.10%	to	0.10%	-3.85%	to	-3.85%
December 31, 2012	119	$14.58248	to	$14.58248	$1,728	2.50%	0.10%	to	0.10%	5.12%	to	5.12%
December 31, 2011	113	$13.87198	to	$13.87198	$1,568	2.53%	0.10%	to	0.10%	4.02%	to	4.02%
December 31, 2010	96	$13.33628	to	$13.33628	$1,277	2.71%	0.10%	to	0.10%	5.64%	to	5.64%

	Neuberger Berman Advisers Management Trust Socially Responsive Portfolio – S Class
December 31, 2014	19	$16.41052	to	$16.41052	$310	0.13%	0.10%	to	0.10%	3.83%	to	10.00%
December 31, 2013	17	$14.91861	to	$14.91861	$261	0.69%	0.10%	to	0.10%	37.28%	to	37.28%
December 31, 2012	6	$10.86755	to	$10.91851	$69	0.06%	0.00%	to	0.10%	10.63%	to	10.74%
December 31, 2011	10	$9.82302	to	$9.85922	$101	0.33%	0.00%	to	0.10%	-3.25%	to	-3.15%
December 31, 2010	8	$10.15289	to	$10.15289	$77	0.02%	0.10%	to	0.10%	22.64%	to	22.64%

	American Century VP Mid Cap Value Fund – Class I
December 31, 2014	201	$20.72782	to	$20.86638	$4,168	1.19%	0.00%	to	0.10%	3.86%	to	16.42%
December 31, 2013	128	$17.82173	to	$17.92297	$2,291	1.23%	0.00%	to	0.10%	29.98%	to	30.12%
December 31, 2012	81	$13.71070	to	$13.77471	$1,107	2.07%	0.00%	to	0.10%	16.21%	to	16.33%
December 31, 2011	64	$11.79807	to	$11.84119	$761	1.40%	0.00%	to	0.10%	-0.79%	to	-0.69%
December 31, 2010	48	$11.89229	to	$11.92384	$568	2.64%	0.00%	to	0.10%	19.13%	to	19.25%

	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio – Class 1
December 31, 2014	82	$19.53004	to	$19.66072	$1,605	0.58%	0.00%	to	0.10%	3.99%	to	15.86%
December 31, 2013	58	$16.87307	to	$16.96908	$979	0.81%	0.00%	to	0.10%	40.45%	to	40.59%
December 31, 2012	28	$12.01376	to	$12.07005	$334	0.79%	0.00%	to	0.10%	16.01%	to	16.13%
December 31, 2011	20	$10.35549	to	$10.39363	$211	0.71%	0.00%	to	0.10%	-1.62%	to	-1.52%
December 31, 2010	11	$10.52627	to	$10.55447	$113	1.20%	0.00%	to	0.10%	19.40%	to	19.52%

A78

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	The Dreyfus Socially Responsible Growth Fund, Inc. – Service Shares
December 31, 2014	22	$17.97133	to	$17.97133	$403	0.74%	0.10%	to	0.10%	1.82%	to	13.02%
December 31, 2013	14	$15.90122	to	$15.90122	$215	0.97%	0.10%	to	0.10%	33.86%	to	33.86%
December 31, 2012	10	$11.87889	to	$11.87889	$123	0.48%	0.10%	to	0.10%	11.59%	to	11.59%
December 31, 2011	6	$10.64546	to	$10.64546	$67	0.65%	0.10%	to	0.10%	0.55%	to	0.55%
December 31, 2010	4	$10.58715	to	$10.58715	$47	0.63%	0.10%	to	0.10%	14.43%	to	14.43%

	Dreyfus Investment Portfolios, MidCap Stock Portfolio – Service Shares
December 31, 2014	38	$18.70855	to	$18.83357	$709	0.70%	0.00%	to	0.10%	0.32%	to	11.76%
December 31, 2013	34	$16.75664	to	$16.85170	$562	0.98%	0.00%	to	0.10%	34.56%	to	34.70%
December 31, 2012	19	$12.45270	to	$12.51086	$242	0.18%	0.00%	to	0.10%	19.22%	to	19.34%
December 31, 2011	16	$10.44507	to	$10.48342	$172	0.37%	0.00%	to	0.10%	0.10%	to	0.20%
December 31, 2010	11	$10.43481	to	$10.46270	$111	0.46%	0.00%	to	0.10%	26.82%	to	26.94%

	MFS® Utilities Series – Institutional Class
December 31, 2014	291	$15.86916	to	$15.97543	$4,622	2.20%	0.00%	to	0.10%	-2.92%	to	12.73%
December 31, 2013	211	$14.09086	to	$14.17104	$2,968	2.52%	0.00%	to	0.10%	20.40%	to	20.52%
December 31, 2012	153	$11.70362	to	$11.75848	$1,787	6.69%	0.00%	to	0.10%	13.37%	to	13.48%
December 31, 2011	127	$10.32340	to	$10.36137	$1,307	3.40%	0.00%	to	0.10%	6.68%	to	6.78%
December 31, 2010	76	$9.67717	to	$9.70305	$738	3.04%	0.00%	to	0.10%	13.69%	to	13.81%

	AST Schroders Multi-Asset World Strategies Portfolio
December 31, 2014	141	$17.66829	to	$17.66829	$2,496	0.00%	0.25%	to	0.25%	2.78%	to	2.78%
December 31, 2013	121	$17.19053	to	$17.19053	$2,083	0.00%	0.25%	to	0.25%	14.11%	to	14.11%
December 31, 2012	85	$15.06428	to	$15.06428	$1,276	2.12%	0.25%	to	0.25%	10.86%	to	10.86%
December 31, 2011	57	$13.58842	to	$13.58842	$774	1.31%	0.25%	to	0.25%	-3.62%	to	-3.62%
December 31, 2010	21	$14.09909	to	$14.09909	$293	0.67%	0.25%	to	0.25%	11.53%	to	11.53%

	AST PIMCO Total Return Bond Portfolio
December 31, 2014	4,669	$11.80815	to	$12.35754	$56,990	0.00%	0.00%	to	0.90%	0.52%	to	4.23%
December 31, 2013	5,396	$11.43076	to	$11.85595	$63,362	0.00%	0.00%	to	0.90%	-2.71%	to	-1.84%
December 31, 2012	5,710	$11.74949	to	$12.07785	$68,437	2.69%	0.00%	to	0.90%	8.35%	to	9.32%
December 31, 2011	5,795	$10.84440	to	$11.04780	$63,698	1.73%	0.00%	to	0.90%	2.26%	to	3.18%
December 31, 2010	5,899	$10.60498	to	$10.70774	$62,996	1.84%	0.00%	to	0.90%	6.76%	to	7.72%

	AST T. Rowe Price Asset Allocation Portfolio
December 31, 2014	383	$19.57608	to	$19.57608	$7,498	0.00%	0.25%	to	0.25%	3.52%	to	5.62%
December 31, 2013	194	$18.53521	to	$18.53521	$3,591	0.00%	0.25%	to	0.25%	16.54%	to	16.54%
December 31, 2012	116	$15.90434	to	$15.90434	$1,844	1.35%	0.25%	to	0.25%	13.21%	to	13.21%
December 31, 2011	69	$14.04797	to	$14.04797	$973	0.95%	0.25%	to	0.25%	1.73%	to	1.73%
December 31, 2010	22	$13.80923	to	$13.80923	$301	0.73%	0.25%	to	0.25%	11.26%	to	11.26%

	AST Wellington Management Hedged Equity Portfolio
December 31, 2014	3,934	$15.25259	to	$15.97078	$62,318	0.00%	0.00%	to	0.90%	1.82%	to	5.51%
December 31, 2013	3,904	$14.58693	to	$15.07499	$58,697	0.00%	0.10%	to	0.90%	19.43%	to	20.38%
December 31, 2012	3,776	$12.21399	to	$12.52266	$47,191	0.29%	0.10%	to	0.90%	10.02%	to	10.90%
December 31, 2011	3,655	$11.10187	to	$11.29192	$41,209	0.31%	0.10%	to	0.90%	-4.32%	to	-3.55%
December 31, 2010	3,474	$11.60267	to	$11.70781	$40,643	0.49%	0.10%	to	0.90%	13.61%	to	14.52%

	AST Balanced Asset Allocation Portfolio
December 31, 2014	7,035	$15.13278	to	$15.84493	$110,420	0.00%	0.00%	to	0.90%	0.72%	to	6.52%
December 31, 2013	6,619	$14.33414	to	$14.87479	$97,708	0.00%	0.00%	to	0.90%	16.60%	to	17.65%
December 31, 2012	6,277	$12.29364	to	$12.64363	$78,912	1.02%	0.00%	to	0.90%	11.47%	to	12.48%
December 31, 2011	6,081	$11.02843	to	$11.24110	$68,082	0.59%	0.00%	to	0.90%	-2.10%	to	-1.22%
December 31, 2010	5,836	$11.26449	to	$11.37952	$66,264	0.85%	0.00%	to	0.90%	11.31%	to	12.31%

	AST Preservation Asset Allocation Portfolio
December 31, 2014	1,656	$13.63878	to	$14.27814	$23,383	0.00%	0.00%	to	0.90%	0.55%	to	5.78%
December 31, 2013	1,642	$13.01018	to	$13.49858	$21,961	0.00%	0.00%	to	0.90%	8.24%	to	9.21%
December 31, 2012	1,501	$12.01998	to	$12.36002	$18,427	1.14%	0.00%	to	0.90%	9.39%	to	10.38%
December 31, 2011	1,419	$10.98823	to	$11.19815	$15,816	0.91%	0.00%	to	0.90%	0.10%	to	0.99%
December 31, 2010	1,310	$10.97772	to	$11.08789	$14,485	1.37%	0.00%	to	0.90%	9.58%	to	10.57%

A79

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	AST FI Pyramis Quantitative Portfolio
December 31, 2014	149	$18.16218	to	$18.16218	$2,702	0.00%	0.25%	to	0.25%	2.89%	to	2.89%
December 31, 2013	109	$17.65126	to	$17.65126	$1,921	0.00%	0.25%	to	0.25%	14.47%	to	14.47%
December 31, 2012	71	$15.41937	to	$15.41937	$1,101	1.89%	0.25%	to	0.25%	10.36%	to	10.36%
December 31, 2011	48	$13.97181	to	$13.97181	$677	1.78%	0.25%	to	0.25%	-1.75%	to	-1.75%
December 31, 2010	26	$14.22079	to	$14.22079	$363	0.74%	0.25%	to	0.25%	14.08%	to	14.08%

	AST Prudential Growth Allocation Portfolio
December 31, 2014	352	$19.74597	to	$19.74597	$6,957	0.00%	0.25%	to	0.25%	5.66%	to	8.93%
December 31, 2013	150	$18.12798	to	$18.12798	$2,715	0.00%	0.25%	to	0.25%	16.73%	to	16.73%
December 31, 2012	97	$15.52936	to	$15.52936	$1,504	1.42%	0.25%	to	0.25%	12.64%	to	12.64%
December 31, 2011	53	$13.78659	to	$13.78659	$726	1.02%	0.25%	to	0.25%	-6.45%	to	-6.45%
December 31, 2010	17	$14.73691	to	$14.73691	$247	0.80%	0.25%	to	0.25%	18.72%	to	18.72%

	AST Advanced Strategies Portfolio
December 31, 2014	212	$20.00776	to	$20.00776	$4,249	0.00%	0.25%	to	0.25%	3.22%	to	5.84%
December 31, 2013	127	$18.90316	to	$18.90316	$2,398	0.00%	0.25%	to	0.25%	16.27%	to	16.27%
December 31, 2012	84	$16.25861	to	$16.25861	$1,361	1.42%	0.25%	to	0.25%	13.37%	to	13.37%
December 31, 2011	49	$14.34163	to	$14.34163	$703	0.88%	0.25%	to	0.25%	-0.14%	to	-0.14%
December 31, 2010	21	$14.36148	to	$14.36148	$295	0.94%	0.25%	to	0.25%	13.42%	to	13.42%

	AST Schroders Global Tactical Portfolio
December 31, 2014	188	$20.13806	to	$20.13806	$3,779	0.00%	0.25%	to	0.25%	4.34%	to	5.60%
December 31, 2013	100	$19.07059	to	$19.07059	$1,899	0.00%	0.25%	to	0.25%	17.76%	to	17.76%
December 31, 2012	71	$16.19381	to	$16.19381	$1,144	0.51%	0.25%	to	0.25%	15.61%	to	15.61%
December 31, 2011	47	$14.00668	to	$14.00668	$653	0.24%	0.25%	to	0.25%	-2.63%	to	-2.63%
December 31, 2010	17	$14.38530	to	$14.38530	$240	0.34%	0.25%	to	0.25%	14.06%	to	14.06%

	AST RCM World Trends Portfolio
December 31, 2014	116	$17.23773	to	$17.23773	$2,005	0.00%	0.25%	to	0.25%	2.20%	to	4.88%
December 31, 2013	80	$16.43612	to	$16.43612	$1,315	0.00%	0.25%	to	0.25%	12.16%	to	12.16%
December 31, 2012	66	$14.65438	to	$14.65438	$962	0.61%	0.25%	to	0.25%	10.01%	to	10.01%
December 31, 2011	50	$13.32122	to	$13.32122	$667	0.34%	0.25%	to	0.25%	-2.06%	to	-2.06%
December 31, 2010	24	$13.60173	to	$13.60173	$325	0.35%	0.25%	to	0.25%	11.64%	to	11.64%

	AST BlackRock Global Strategies Portfolio (became available April 29, 2011)
December 31, 2014	13,042	$11.67068	to	$12.06137	$156,237	0.00%	0.00%	to	0.90%	-0.69%	to	4.89%
December 31, 2013	12,775	$11.22618	to	$11.49857	$146,159	0.00%	0.00%	to	0.90%	9.86%	to	10.85%
December 31, 2012	12,583	$10.21817	to	$10.37288	$130,117	0.49%	0.00%	to	0.90%	10.90%	to	11.90%
December 31, 2011	12,293	$9.21410	to	$9.27000	$113,810	0.00%	0.00%	to	0.90%	-7.86%	to	-7.30%

	TOPS Aggressive Growth ETF Portfolio – Class 2 (became available August 22, 2011)
December 31, 2014	93	$15.89646	to	$15.89646	$1,484	0.97%	0.10%	to	0.10%	-1.71%	to	4.71%
December 31, 2013	42	$15.18158	to	$15.18158	$634	0.90%	0.10%	to	0.10%	22.51%	to	22.51%
December 31, 2012	14	$12.39204	to	$12.39204	$177	0.19%	0.10%	to	0.10%	16.52%	to	16.52%
December 31, 2011	1	$10.63492	to	$10.63492	$15	0.00%	0.10%	to	0.10%	6.09%	to	6.09%

	TOPS Balanced ETF Portfolio – Class 2 (became available August 22, 2011)
December 31, 2014	71	$13.00234	to	$13.00234	$930	1.89%	0.10%	to	0.10%	-1.46%	to	3.44%
December 31, 2013	41	$12.57021	to	$12.57021	$510	1.45%	0.10%	to	0.10%	8.99%	to	8.99%
December 31, 2012	21	$11.53303	to	$11.53303	$245	0.05%	0.10%	to	0.10%	11.75%	to	11.75%
December 31, 2011	4	$10.32021	to	$10.32021	$46	0.00%	0.10%	to	0.10%	3.09%	to	3.09%

	TOPS Conservative ETF Portfolio – Class 2 (became available August 22, 2011)
December 31, 2014	10	$11.96563	to	$11.96563	$122	0.60%	0.10%	to	0.10%	-1.31%	to	2.02%
December 31, 2013	6	$11.72864	to	$11.72864	$71	1.37%	0.10%	to	0.10%	4.46%	to	4.46%
December 31, 2012	3	$11.22754	to	$11.22754	$34	0.29%	0.10%	to	0.10%	10.05%	to	10.05%
December 31, 2011	1	$10.20246	to	$10.20246	$15	0.00%	0.10%	to	0.10%	2.03%	to	2.03%

	TOPS Growth ETF Portfolio – Class 2 (became available August 22, 2011)
December 31, 2014	85	$16.21004	to	$16.21004	$1,371	1.39%	0.10%	to	0.10%	-2.29%	to	3.55%
December 31, 2013	55	$15.65369	to	$15.65369	$856	0.96%	0.10%	to	0.10%	18.77%	to	18.77%
December 31, 2012	28	$13.17957	to	$13.17957	$370	0.20%	0.10%	to	0.10%	15.88%	to	15.88%
December 31, 2011	4	$11.37353	to	$11.37353	$42	0.00%	0.10%	to	0.10%	13.60%	to	13.60%

A80

Note 7:	Financial Highlights (Continued)

	At year ended							For year ended
	Units (000s)		Unit Value Lowest — Highest			Net Assets (000s)		Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	TOPS Moderate Growth ETF Portfolio – Class 2 (became available August 22, 2011)
December 31, 2014	89		$13.84521	to	$13.84521	$1,227		2.31%	0.10%	to	0.10%	-1.84%	to	3.38%
December 31, 2013	56		$13.39250	to	$13.39250	$756		1.12%	0.10%	to	0.10%	12.90%	to	12.90%
December 31, 2012	31		$11.86191	to	$11.86191	$365		0.46%	0.10%	to	0.10%	14.77%	to	14.77%
December 31, 2011	1		$10.33525	to	$10.33525	$12		0.00%	0.10%	to	0.10%	3.24%	to	3.24%

	TOPS Managed Risk Balanced ETF Portfolio – Class 2 (became available August 22, 2011)
December 31, 2014	120		$11.44556	to	$11.99196	$1,433		1.11%	0.10%	to	0.25%	-1.44%	to	2.96%
December 31, 2013	67		$11.11688	to	$11.66510	$787		0.88%	0.10%	to	0.25%	7.66%	to	7.82%
December 31, 2012	39		$10.31049	to	$10.83511	$427		0.12%	0.10%	to	0.25%	2.81%	to	8.12%
December 31, 2011	10		$10.02131	to	$10.02131	$96		0.00%	0.25%	to	0.25%	0.22%	to	0.22%

	TOPS Managed Risk Growth ETF Portfolio – Class 2 (became available August 22, 2011)
December 31, 2014	548		$12.04300	to	$12.66329	$6,775		0.95%	0.10%	to	0.25%	-3.18%	to	1.21%
December 31, 2013	140		$11.89877	to	$12.53052	$1,745		1.03%	0.10%	to	0.25%	15.67%	to	15.84%
December 31, 2012	67		$10.27170	to	$10.83326	$720		0.09%	0.10%	to	0.25%	2.41%	to	7.97%
December 31, 2011	10		$10.03347	to	$10.03347	$101		0.00%	0.25%	to	0.25%	0.23%	to	0.23%

	TOPS Managed Risk Moderate Growth ETF Portfolio – Class 2 (became available August 22, 2011)
December 31, 2014	183		$11.89298	to	$12.50138	$2,261		1.38%	0.10%	to	0.25%	-2.00%	to	2.71%
December 31, 2013	80		$11.57948	to	$12.19007	$965		0.87%	0.10%	to	0.25%	12.11%	to	12.28%
December 31, 2012	49		$10.31301	to	$10.87316	$523		0.13%	0.10%	to	0.25%	2.73%	to	8.39%
December 31, 2011	10		$10.03171	to	$10.03171	$96		0.00%	0.25%	to	0.25%	0.11%	to	0.11%

	American Funds Growth Fund – Class 2 (became available October 7, 2013)
December 31, 2014	42		$11.63643	to	$11.63643	$492		1.37%	0.10%	to	0.10%	1.12%	to	8.40%
December 31, 2013	5		$10.73463	to	$10.73463	$50		0.84%	0.10%	to	0.10%	8.55%	to	8.55%

	American Funds Growth-Income Fund – Class 2 (became available October 7, 2013)
December 31, 2014	148		$10.87872	to	$12.11965	$1,654		3.14%	0.10%	to	0.25%	0.74%	to	10.52%
December 31, 2013	1		$10.96565	to	$10.96565	$16		0.70%	0.10%	to	0.10%	10.61%	to	10.61%

	American Funds International Fund – Class 2 (became available October 7, 2013)
December 31, 2014	21		$10.34997	to	$10.34997	$214		2.39%	0.10%	to	0.10%	-4.97%	to	-2.75%
December 31, 2013	1		$10.64264	to	$10.64264	$8		0.48%	0.10%	to	0.10%	7.18%	to	7.18%

	Fidelity VIP Contrafund Portfolio – Service Class 2 (became available October 7, 2013)
December 31, 2014	40		$12.16547	to	$12.16547	$489		1.49%	0.10%	to	0.10%	2.54%	to	11.54%
December 31, 2013	1		$10.90655	to	$10.90655	$11		1.59%	0.10%	to	0.10%	10.13%	to	10.13%

	Fidelity VIP MidCap Portfolio – Service Class 2 (became available October 7, 2013)
December 31, 2014	39		$11.53092	to	$11.53092	$444		0.03%	0.10%	to	0.10%	-0.32%	to	5.93%
December 31, 2013	2		$10.88577	to	$10.88577	$27		0.57%	0.10%	to	0.10%	10.23%	to	10.23%

	Franklin Income VIP Fund – Class 2 (became available October 7, 2013)
December 31, 2014	38		$10.98888	to	$10.98888	$415		5.00%	0.10%	to	0.10%	-4.16%	to	4.51%
December 31, 2013	1		$10.51449	to	$10.51449	$9		0.00%	0.10%	to	0.10%	5.42%	to	5.42%

	Franklin Mutual Shares VIP Fund – Class 2 (became available October 7, 2013)
December 31, 2014	21		$11.43933	to	$11.43933	$238		3.60%	0.10%	to	0.10%	-1.25%	to	7.02%
December 31, 2013	0	(1)	$10.68946	to	$10.68946	$2		0.00%	0.10%	to	0.10%	7.59%	to	7.59%

	Templeton Growth VIP Fund – Class 2 (became available October 7, 2013)
December 31, 2014	15		$10.40322	to	$10.40322	$159		1.41%	0.10%	to	0.10%	-6.67%	to	-2.91%
December 31, 2013	0	(1)	$10.71524	to	$10.71524	$1		0.00%	0.10%	to	0.10%	7.61%	to	7.61%

	Hartford Capital Appreciation HLS Fund – Class IB (became available October 7, 2013)
December 31, 2014	24		$11.65121	to	$11.65121	$280		1.09%	0.10%	to	0.10%	-0.57%	to	6.93%
December 31, 2013	1		$10.89612	to	$10.89612	$13		1.00%	0.10%	to	0.10%	10.05%	to	10.05%

	Hartford Disciplined Equity HLS Fund – Class IB (became available October 7, 2013)
December 31, 2014	7		$12.70877	to	$12.70877	$92		1.83%	0.10%	to	0.10%	5.02%	to	15.75%
December 31, 2013	0	(1)	$10.97952	to	$10.97952	$0	(1)	1.86%	0.10%	to	0.10%	10.92%	to	10.92%

A81

Note 7:	Financial Highlights (Continued)

	At year ended					For year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	Hartford Dividend and Growth HLS Fund – Class IB (became available October 7, 2013)
December 31, 2014	46	$12.31025	to	$12.31025	$562	2.94%	0.10%	to	0.10%	2.52%	to	12.57%
December 31, 2013	1	$10.93550	to	$10.93550	$14	5.11%	0.10%	to	0.10%	10.27%	to	10.27%

	Hartford Growth Opportunities HLS Fund – Class IB (became available October 7, 2013)
December 31, 2014	19	$12.18890	to	$12.18890	$229	0.01%	0.10%	to	0.10%	4.26%	to	13.71%
December 31, 2013	1	$10.71959	to	$10.71959	$8	0.00%	0.10%	to	0.10%	8.60%	to	8.60%

	MFS® Research Bond Series – Initial Class (became available October 7, 2013)
December 31, 2014	9	$10.62803	to	$10.62803	$94	4.48%	0.10%	to	0.10%	0.94%	to	5.74%
December 31, 2013	-	$10.05117	to	$10.05117	$1	0.00%	0.10%	to	0.10%	0.44%	to	0.44%

	MFS Value Series – Initial Class (became available October 7, 2013)
December 31, 2014	25	$12.18782	to	$12.18782	$311	1.94%	0.10%	to	0.10%	4.38%	to	10.40%
December 31, 2013	2	$11.03975	to	$11.03975	$18	0.00%	0.10%	to	0.10%	11.16%	to	11.16%

	Invesco V.I. Growth and Income Fund – Series I (became available May 1, 2014)
December 31, 2014	65	$10.76384	to	$10.76384	$703	0.55%	0.25%	to	0.25%	7.84%	to	7.84%

	VIP Index 500 Portfolio (became available May 1, 2014)
December 31, 2014	191	$11.04025	to	$11.04025	$2,113	3.51%	0.25%	to	0.25%	10.41%	to	10.41%

	Blue Chip Income and Growth Fund (became available April 30, 2014)
December 31, 2014	51	$11.08255	to	$11.08255	$564	8.31%	0.25%	to	0.25%	10.83%	to	10.83%

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolio, net of management fees assessed by the fund manager, divided by the average net assets. These ratios are annualized and exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccount invests.

**
These amounts represent the annualized Contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

***
These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with no activity during the period were excluded from the range of total return for that period. Product designs within a subaccount which were offered after a fiscal year began are included in the range of total return for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full fund. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2014 or from the effective date of the subaccount through the end of the reporting period.

(1)	Amounts less than 1,000 units and/or $1,000 in net assets.

(2)	Amount is less than 0.01%.

A82

Note 7:	Financial Highlights (Continued)
Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Pruco Life.

The expense ratio represents the annualized Contract expenses of the Account for the period indicated and includes those expenses that are charged through a reduction of the unit value, which consists solely of the mortality and expense charges. These fees range from an effective annual rate of up to 0.45% to 0.90%, per Contract. Expenses of the underlying Portfolios and charges made directly to contract owner accounts through either the redemption of units or from premium payments are excluded.

Charges deducted from premium payments range from 0% to 22.5%, except that CVUL1 and CVUL2 contracts also assess a $2 premium processing charge for each premium paid.

The percentage of the premium payment deducted consists of taxes attributable to premiums, any applicable sales charge, and any premium based administrative charge.

The charges made directly to the contract owner through the redemption of units depend on the product and the options or transactions selected by the client. The following charges are made through the redemption of units.

•	The Account charges from $0.01 to $83.34 per $1,000 of basic insurance amount for the cost of insurance plus additional mortality for extra ratings of up to $2.08 per $1,000 of basic insurance amount.

•	The Account charges surrender fees that range from 0% to 100% of the Sales Load Target Premium, except for VULP contracts, where the fees range from $0 to $54.56 per $1,000 of Basic Insurance Amount.

•	The charge for withdrawals ranges from the lesser of $15 and 2% to the lesser of $25 and 2% of the withdrawal amount.

•	The Account charges monthly administrative fees that range from $3 to $30 per Contract plus $0 to $8.21 per $1,000 of basic insurance amount, although it may be less for subsequent increases.

•	The Account also charges $15 to $25 per change to the basic insurance amount.

Note 8:	Other

Contract owner net payments—represent contract owner contributions under the Contracts reduced by applicable deductions, charges, and state premium taxes.

Policy loans—represent amounts borrowed by contract owners using the policy as the security for the loan.

Policy loan repayments and interest—represent payments made by contract owners to reduce the total outstanding policy loan balance.

Surrenders, withdrawals, and death benefits—are payments to contract owners and beneficiaries made under the terms of the Contracts, and amounts that contract owners have requested to be withdrawn or paid to them.

Net transfers between other subaccounts or fixed rate option—are amounts that contract owners have directed to be moved among subaccounts.

Other charges—are various Contract level charges as described in charges and expenses section located above.

A83

Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Pruco Life Variable Universal Account
and the Board of Directors of
Pruco Life Insurance Company

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of Pruco Life Variable Universal Account at December 31, 2014, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2014 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 7, 2015

A84

PRUCO LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Page Numbers
Management’s Annual Report on Internal Control Over Financial Reporting	B-2

Consolidated Statements of Financial Position as of December 31, 2014 and 2013	B-3

Consolidated Statements of Operations for the years ended December 31, 2014, 2013 and 2012	B-4

Consolidated Statements of Comprehensive Income for the years ended December 31, 2014, 2013 and 2012	B-4

Consolidated Statements of Equity for the years ended December 31, 2014, 2013 and 2012	B-5

Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013 and 2012	B-6

Notes to Consolidated Financial Statements:

1 Business and Basis of Presentation	B-8

2 Significant Accounting Policies and Pronouncements	B-8

3 Investments	B-18

4 Deferred Policy Acquisition Costs	B-27

5 Policyholders’ Liabilities	B-28

6 Certain Nontraditional Long-duration Contracts	B-29

7 Statutory Net Income and Surplus and Dividend Restriction	B-32

8 Income Taxes	B-32

9 Fair Value of Assets and Liabilities	B-34

10 Derivative Instruments	B-48

11 Commitments, Contingent Liabilities and Litigation and Regulatory Matters	B-53

12 Related Party Transactions	B-54

13 Quarterly Results of Operations (Unaudited)	B-60

Report of Independent Registered Public Accounting Firm	B-61

Management’s Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company (“the Company”) is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2014, of the Company’s internal control over financial reporting, based on the framework established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company’s internal control over financial reporting was effective as of December 31, 2014.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company’s registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this Annual Report.

March 12, 2015

Part I—Financial Information

Item 1. Financial Statements

PRUCO LIFE INSURANCE COMPANY

Consolidated Statements of Financial Position
As of December 31, 2014 and December 31, 2013 (in thousands, except share amounts)

	December 31, 2014	December 31, 2013
ASSETS
Fixed maturities, available-for-sale, at fair value (amortized cost: 2014 – $5,866,873; 2013 – $5,538,933)	$6,194,564	$5,651,401
Equity securities, available-for-sale, at fair value (cost: 2014 – $28,881; 2013 – $567)	29,500	771
Trading account assets, at fair value	49,661	18,892
Policy loans	1,123,912	1,086,772
Short-term investments	121,272	16,002
Commercial mortgage and other loans	1,681,553	1,532,165
Other long-term investments	298,143	226,704

Total investments	9,498,605	8,532,707
Cash and cash equivalents	214,952	307,243
Deferred policy acquisition costs	5,066,855	5,034,299
Accrued investment income	90,506	89,465
Reinsurance recoverables	20,594,371	13,614,964
Receivables from parents and affiliates	261,915	273,678
Deferred sales inducements	836,791	989,889
Other assets	83,417	88,878
Separate account assets	109,194,192	100,402,349

TOTAL ASSETS	$145,841,604	$129,333,472

LIABILITIES AND EQUITY
LIABILITIES
Policyholders’ account balances	$15,250,055	$14,303,330
Future policy benefits and other policyholder liabilities	13,915,330	6,916,669
Cash collateral for loaned securities	65,418	84,867
Income taxes	256,168	186,015
Short-term debt to affiliates	423,000	274,900
Long-term debt to affiliates	1,288,000	1,592,000
Payables to parent and affiliates	66,581	202,381
Other liabilities	828,875	964,740
Separate account liabilities	109,194,192	100,402,349

TOTAL LIABILITIES	141,287,619	124,927,251

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 11)

EQUITY
Common stock ($10 par value; 1,000,000 shares authorized; 250,000 shares issued and outstanding)	2,500	2,500
Additional paid-in capital	792,153	804,237
Retained earnings	3,580,641	3,542,838
Accumulated other comprehensive income	178,691	56,646

TOTAL EQUITY	4,553,985	4,406,221

TOTAL LIABILITIES AND EQUITY	$145,841,604	$129,333,472

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY

Consolidated Statements of Operations and Comprehensive Income (Loss)
Years Ended December 31, 2014, 2013, and 2012 (in thousands)

	2014	2013	2012
REVENUES
Premiums	$66,206	$56,851	$68,136
Policy charges and fee income	2,074,852	1,880,925	1,534,763
Net investment income	404,018	419,011	417,510
Asset administration fees	377,127	332,288	286,302
Other income	57,827	20,149	74,013
Realized investment gains (losses), net:
Other-than-temporary impairments on fixed maturity securities	(483)	(12,268)	(34,926)
Other-than-temporary impairments on fixed maturity securities
transferred to other comprehensive income	356	7,827	28,692
Other realized investment gains (losses), net	114,194	(9,009)	(150,213)

Total realized investment gains (losses), net	114,067	(13,450)	(156,447)

TOTAL REVENUES	3,094,097	2,695,774	2,224,277

BENEFITS AND EXPENSES
Policyholders’ benefits	343,714	178,924	353,494
Interest credited to policyholders’ account balances	368,315	45,737	165,992
Amortization of deferred policy acquisition costs	436,169	(524,311)	(38,969)
General, administrative and other expenses	1,019,723	890,794	878,383

TOTAL BENEFITS AND EXPENSES	2,167,921	591,144	1,358,900

INCOME FROM OPERATIONS BEFORE INCOME TAXES	926,176	2,104,630	865,377

Total income tax expense	140,373	566,420	181,040

NET INCOME	$785,803	$1,538,210	$684,337

Other comprehensive income (loss), before tax:
Foreign currency translation adjustments	(723)	224	192
Unrealized investment gains (losses) for the period	207,134	(290,636)	105,543
Reclassification adjustment for (gains) losses included in net income	(18,649)	(33,920)	(22,644)

Net unrealized investment gains (losses)	188,485	(324,556)	82,899

Other comprehensive income (loss), before tax	187,762	(324,332)	83,091

Less: Income tax expense (benefit) related to:
Foreign currency translation adjustments	(253)	78	67
Net unrealized investment gains (losses)	65,970	(113,595)	29,191

Total	65,717	(113,517)	29,258
Other comprehensive income (loss), net of tax	122,045	(210,815)	53,833

COMPREHENSIVE INCOME	$907,848	$1,327,395	$738,170

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY

Consolidated Statements of Equity
Years Ended December 31, 2014, 2013, and 2012 (in thousands)

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Equity

Balance, December 31, 2011	$2,500	$836,021	$1,743,291	$213,628	$2,795,440
Contributed (distributed) capital-parent/child asset transfers	-	(17,718)	-	-	(17,718)
Comprehensive income:
Net income	-	-	684,337	-	684,337
Other comprehensive income (loss), net of tax	-	-	-	53,833	53,833

Total comprehensive income	-	-	-	-	738,170

Balance, December 31, 2012	$2,500	$818,303	$2,427,628	$267,461	$3,515,892
Dividend to Parent	-	-	(423,000)	-	(423,000)
Contributed (distributed) capital-parent/child asset transfers	-	(14,066)	-	-	(14,066)
Comprehensive income:
Net income	-	-	1,538,210	-	1,538,210
Other comprehensive income (loss), net of tax	-	-	-	(210,815)	(210,815)

Total comprehensive income	-	-	-	-	1,327,395

Balance, December 31, 2013	$2,500	$804,237	$3,542,838	$56,646	$4,406,221
Dividend to Parent	-	-	(748,000)	-	(748,000)
Contributed (distributed) capital-parent/child asset transfers	-	(12,084)	-	-	(12,084)
Comprehensive income:
Net income	-	-	785,803	-	785,803
Other comprehensive income (loss), net of tax	-	-	-	122,045	122,045

Total comprehensive income	-	-	-	-	907,848

Balance, December 31, 2014	$2,500	$792,153	$3,580,641	$178,691	$4,553,985

See Notes to Consolidated Financial Statements

PRUCO LIFE INSURANCE COMPANY

Consolidated Statements of Cash Flows
Years Ended December 31, 2014, 2013, and 2012 (in thousands)

	2014	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$785,803	$1,538,210	$684,337
Adjustments to reconcile net income to net cash provided by operating activities:
Policy charges and fee income	(76,188)	(113,831)	(163,640)
Interest credited to policyholders’ account balances	368,315	45,737	165,992
Realized investment (gains) losses, net	(114,067)	13,450	156,447
Amortization and other non-cash items	(62,555)	(43,677)	(56,322)
Change in:
Future policy benefits and other insurance liabilities	1,402,458	1,185,681	1,337,078
Reinsurance recoverables	(1,306,132)	(1,168,256)	(1,117,361)
Accrued investment income	(2,174)	(4,286)	(6,372)
Net payable to/receivable from affiliates	17,869	(65,380)	6,426
Deferred policy acquisition costs	(190,550)	(1,346,386)	(1,210,728)
Income taxes	69,204	341,965	81,763
Deferred sales inducements	(9,112)	(20,871)	(199,005)
Other, net	194,821	(44,750)	7,961

Cash flows from (used in) operating activities	$1,077,692	$317,606	$(313,424)

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available-for-sale	$907,665	$1,570,701	$1,019,890
Short-term investments	409,804	662,351	1,424,173
Policy loans	121,644	130,655	131,511
Ceded policy loans	(9,753)	(9,156)	(7,951)
Commercial mortgage and other loans	113,073	207,340	149,621
Other long-term investments	5,389	12,933	11,557
Equity securities, available-for-sale	17,854	13,596	9,862
Trading account assets, at fair value	1,375	7,524	14,325
Payments for the purchase/origination of:
Fixed maturities, available-for-sale	(1,340,010)	(1,934,430)	(1,646,619)
Short-term investments	(514,524)	(566,100)	(1,253,361)
Policy loans	(114,037)	(101,357)	(129,521)
Ceded policy loans	10,960	9,687	16,320
Commercial mortgage and other loans	(320,155)	(367,857)	(239,086)
Other long-term investments	(57,420)	(84,859)	(75,664)
Equity securities, available-for-sale	(45,101)	(10,574)	(5,024)
Trading account assets, at fair value	(32,060)	(9,478)	-
Notes receivable from parent and affiliates, net	(7,831)	4,641	5,714
Other, net	(417)	160	(1,885)

Cash flows used in investing activities	$(853,544)	$(464,223)	$(576,138)

CASH FLOWS FROM FINANCING ACTIVITIES:
Policyholders’ account deposits	$2,966,388	$3,091,818	$4,154,752
Ceded policyholders’ account deposits	(672,242)	(413,181)	(312,528)

Policyholders’ account withdrawals	(1,730,977)	(2,399,425)	(3,178,207)
Ceded policyholders’ account withdrawals	46,690	47,114	31,419
Net change in securities sold under agreement to repurchase and cash collateral for loaned securities	(19,449)	36,799	(146,074)
Dividend to parent	(748,000)	(423,000)	-
Contributed (Distributed) capital - parent/child asset transfers	(17,306)	(3,374)	(20,900)
Net change in financing arrangements (maturities 90 days or less)	(2,900)	2,900	(15,000)
Proceeds from the issuance of debt (maturities longer than 90 days)	418,000	532,000	1,057,000
Repayments of debt (maturities longer than 90 days)	(571,000)	(451,000)	(560,000)
Drafts outstanding	14,357	21,100	3,786

Cash flows from (used in) financing activities	$(316,439)	$41,751	$1,014,248

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	$(92,291)	$(104,866)	$124,686
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	307,243	412,109	287,423

CASH AND CASH EQUIVALENTS, END OF PERIOD	$214,952	$307,243	$412,109

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid, net of refunds	$129,430	$250,087	$134,603
Interest paid	$62,664	$40,209	$43,717

See Notes to Consolidated Financial Statements

Significant Non Cash Transactions

Cash Flows from Investing Activities for the year ended December 31, 2014 excludes $178 million of decreases in fixed maturities, available for sale, commercial mortgages and private equity related to the amendments of the reinsurance agreements between Pruco Life Insurance Company, or the “Company” and Prudential Universal Reinsurance Company (“PURC”), an affiliate, in the third quarter of 2014.

Cash Flows from Investing Activities for the year ended December 31, 2014 excludes $61 million of decreases in fixed maturities, available for sale, related to the tax settlements with Prudential Financial Inc. (“PFI”), which are related to the amendments of the reinsurance agreements between the Company and Universal Prudential Arizona Reinsurance Company (“UPARC”), an affiliate, and the Company and PURC in the third quarter of 2014.

Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $56 million of increases in fixed maturities, available for sale and $132 million of decreases in fixed maturities, available for sale related to the amendments of the reinsurance agreements between the Company and UPARC, and the Company, and Prudential Arizona Reinsurance Universal Company (“PAR U”), an affiliate, in the first quarter of 2013.

Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $192 million of increases in fixed maturities, available for sale, and commercial mortgages and $704 million of decreases in fixed maturities, available for sale, and commercial mortgages related to the amendments of the reinsurance agreements between the Company and UPARC and the Company, and PAR U in the third quarter of 2013.

Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $25 million of decreases in fixed maturities, available for sale, related to the tax settlements with PFI, which are related to the amendments of the reinsurance agreements between the Company and UPARC, and the Company and PAR U in the third quarter of 2013.

Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $4,951 million of increases in fixed maturities, available for sale, commercial mortgages, short-term investments, and trading account assets related to the coinsurance of Guaranteed Universal Life (“GUL”) business assumed from Prudential Insurance in connection with the acquisition of the Hartford Life Business. Cash Flows from Investing Activities for the year ended December 31, 2013 excludes $4,952 million of decreases in fixed maturities, available for sale, commercial mortgages, short-term investments, and trading account assets related to the subsequent retrocession of this GUL business assumed from Prudential Insurance to PAR U.

Cash Flows from Financing Activities for the year ended December 31, 2013 excludes $12 million of decreases in Contributed/Distributed capital—parent/child asset transfers related to the coinsurance of GUL business assumed from Prudential Insurance in connection with the acquisition of the Hartford Life Business.

Cash Flows from Investing Activities for the twelve months ended December 31, 2012 excludes $202 million of decreases in fixed maturities, available for sale and commercial mortgages related to the coinsurance transaction between the Company’s wholly owned subsidiary PLNJ and PAR U, in the third quarter of 2012.

See Note 12 to the Consolidated Financial Statements for more information on related party transactions that occurred in 2013 and 2014.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements

1.    BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, or the “Company”, is a wholly owned subsidiary of The Prudential Insurance Company of America, or “Prudential Insurance,” which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc., or “Prudential Financial.” Pruco Life Insurance Company was organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all States except New York, and sells such products primarily through affiliated and unaffiliated distributors.

The Company has two subsidiaries, including one wholly owned insurance subsidiary, Pruco Life Insurance Company of New Jersey, or “PLNJ,” and one subsidiary formed in 2009 for the purpose of holding certain commercial loan investments. Pruco Life Insurance Company and its subsidiaries are together referred to as the Company and all financial information is shown on a consolidated basis.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York only.

Acquisition of The Hartford’s Individual Life Insurance Business

On January 2, 2013, Prudential Insurance acquired the individual life insurance business of The Hartford Financial Services Group, Inc. (“The Hartford”) through a reinsurance transaction. Under the agreement, Prudential Insurance paid The Hartford cash consideration of $615 million, primarily in the form of a ceding commission to provide reinsurance for approximately 700,000 life insurance policies with net retained face amount in force of approximately $141 billion. This acquisition increased the Company’s scale in the U.S. individual life insurance market, particularly universal life products, and provides complimentary distribution opportunities through expanded wirehouse and bank distribution channels.

In connection with this transaction, Prudential Insurance retroceded to the Company the portion of the assumed business that is classified as guaranteed universal life insurance (“GUL”), with account values of approximately $4 billion as of January 2, 2013. The Company reinsured more than 79,000 GUL policies with a net retained face amount in force of approximately $30 billion. The Company then retroceded all of the GUL policies to an affiliated captive reinsurance company. Collectively, these transactions do not have a material impact on equity, as determined in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), or the statutory capital and surplus of the Company.

Basis of Presentation

The Consolidated Financial Statements have been prepared in accordance with U.S. GAAP. Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of deferred sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments (“OTTI”); future policy benefits including guarantees; reinsurance recoverables; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation. Revisions have been made to the classification of certain prior period Financing and Supplemental information reported on the Company’s Statements of Cash Flows included in this annual report. There are no net impacts to cash flows from operating, investing, or financing activities reported within the cash flow statements as a result of these revisions. Additionally, there are no impacts to amounts reported on the Statements of Financial Position or Statements of Operations and Comprehensive Income. Management evaluated the adjustments and concluded they were not material to any previously reported quarterly or annual financial statements.

2.    SIGNIFICANT ACCOUNTING POLICIES AND PRONOUNCEMENTS

Investments and Investment Related Liabilities

The Company’s principal investments are fixed maturities; equity securities; commercial mortgage and other loans; policy loans; other long-term investments, including joint ventures (other than operating joint ventures), limited partnerships, and real estate; and short-term investments. Investments and investment-related liabilities also include securities repurchase and resale agreements and securities lending transactions. The accounting policies related to each are as follows:

Fixed maturities available-for-sale at fair value, comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available-for-sale” are carried at fair value. See Note 9 for additional information regarding the determination of fair value. The amortized cost of

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

fixed maturities is adjusted for amortization of premiums and accretion of discounts over the contractual life of the investments. Interest income, as well as the related amortization of premium and accretion of discount is included in “Net investment income” under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also vary based on other assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities rated below AA or those for which an other than temporary impairment has been recorded, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available-for-sale,” net of tax, and the effect on deferred policy acquisition costs (“DAC”), deferred sales inducements (“DSI”), future policy benefits, and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss)” (“AOCI”).

Trading account assets, at fair value, represents equity securities held in support of a deferred compensation plan and other fixed maturity securities carried at fair value. Realized and unrealized gains and losses for these investments are reported in “Asset administration fees and other income.” Interest and dividend income from these investments is reported in “Net investment income.”

Equity securities, available-for-sale, at fair value, are comprised of common stock and non-redeemable preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on DAC, DSI, future policy benefits, and policyholders’ account balances that would result from the realization of unrealized gains and losses, are included in AOCI. The cost of equity securities is written down to fair value when a decline in value is considered to be other-than-temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in “Net investment income” when earned.

Commercial mortgage and other loans consist of commercial mortgage loans, agricultural loans and uncollateralized loans. Commercial mortgage and other loans held for investment are generally carried at unpaid principal balance, net of unamortized deferred loan origination fees and expenses and net of an allowance for losses. Commercial mortgage and other loans acquired, including those related to the acquisition of a business, are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in “Net investment income.”

Impaired loans include those loans for which it is probable that amounts due will not all be collected according to the contractual terms of the loan agreement. The Company defines “past due” as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on loans that are past due, including impaired and non-impaired loans as well as loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company’s assessment as to the collectability of the principal. See Note 3 for additional information about the Company’s past due loans.

The Company discontinues accruing interest on loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When the Company discontinues accruing interest on a loan, any accrued but uncollectible interest on the loan and other loans backed by the same collateral, if any, is charged to interest income in the same period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, or the loan has been modified, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage and other loan portfolio on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on “early warning” status in cases where, based on the Company’s analysis of the loan’s collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as “closely monitored” when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans “not in good standing” are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining the allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due will not be collected according to the contractual terms of the loan agreement.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan’s current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company’s periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company’s periodic review also includes a

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company’s commercial mortgage and agricultural loan portfolios.

The allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage and other loans, the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan’s effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolios consider the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, loss probability and loss severity factors by property type. These factors are reviewed each quarter and updated as appropriate.

The allowance for losses on commercial mortgage and other loans can increase or decrease from period to period based on the factors noted above. “Realized investment gains (losses), net” includes changes in the allowance for losses. “Realized investment gains (losses), net” also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

In situations where a loan has been restructured in a troubled debt restructuring and the loan has subsequently defaulted, this factor is considered when evaluating the loan for a specific allowance for losses in accordance with the credit review process noted above.

See Note 3 for additional information about commercial mortgage and other loans that have been restructured in a troubled debt restructuring.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in “Net investment income” at the contract interest rate when earned. Policy loans are generally fully collateralized by the cash surrender value of the associated insurance policies.

Securities repurchase and resale agreements and securities loaned transactions are used primarily to earn spread income, to borrow funds, or to facilitate trading activity. As part of securities repurchase agreements or securities loaned transactions, the Company transfers U.S. and foreign debt and equity securities, as well as U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company invests cash and receives as collateral U.S. government securities or other debt securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as secured borrowing or secured lending arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective transactions. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities either directly or through a third party custodian. These securities are valued daily and additional securities or cash collateral is received, or returned, when appropriate to protect against credit exposure. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same, as those sold. Income and expenses related to these transactions executed within the insurance companies used to earn spread income are reported as “Net investment income;” however, for transactions used for funding purposes, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”).

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, as well as wholly-owned investment real estate and other investments. Joint venture and partnership interests are either accounted for using the equity method of accounting or under the cost method when the Company’s partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. The Company’s income from investments in joint ventures and partnerships accounted for using the equity method or the cost method, other than the Company’s investment in operating joint ventures, is included in “Net investment income.” The carrying value of these investments is written down, or impaired, to fair value when a decline in value is considered to be other-than-temporary. In applying the equity method or the cost method (including assessment for other-than-temporary impairment), the Company uses financial information provided by the investee, generally on a one to three month lag.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Short-term investments primarily consist of highly liquid debt instruments with a maturity of twelve months or less and greater than three months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, allowance for losses on commercial mortgage and other loans, and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment. See “Derivative Financial Instruments” below for additional information regarding the accounting for derivatives.

The Company’s available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

An other-than-temporary impairment is recognized in earnings for a debt security in an unrealized loss position when the Company either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the Company analyzes its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment an other-than-temporary impairment is recognized.

When an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security’s amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in “Other comprehensive income (loss)” (“OCI”). Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of AOCI.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including interest rate and prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to interest rate and prepayment assumptions, cash flow estimates also include other assumptions regarding the underlying collateral including default rates and recoveries, which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security’s position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis. In certain cases where there are decreased cash flow expectations, the security is reviewed for further cash flow impairments.

Unrealized investment gains and losses are also considered in determining certain other balances, including DAC, DSI, certain future policy benefits, policyholders’ account balances and deferred tax assets or liabilities. These balances are adjusted, as applicable, for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. Each of these balances is discussed in greater detail below.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets, at fair value.” The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Deferred Policy Acquisition Costs

Costs that are related directly to the successful acquisition of new and renewal insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such DAC primarily includes commissions, costs of policy issuance and underwriting, and certain other expenses that are directly related to successfully negotiated contracts. In each reporting period, capitalized DAC is amortized to “Amortization of deferred policy acquisition costs,” net of the accrual of imputed interest on DAC balances. DAC is subject to periodic recoverability testing. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI.

DAC related to interest sensitive and variable life products and fixed and variable deferred annuity products are generally deferred and amortized over the expected life of the contracts in proportion to gross profits arising principally from investment margins, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach for equities to derive future equity return assumptions. However, if the projected equity return calculated using this approach is greater than the maximum equity return assumption, the maximum equity return is utilized. Gross profits also include impacts from the embedded derivatives associated with certain of the optional living benefit features of the Company’s variable annuity contracts and related hedging activities. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements, as described in Note 12. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the total economics of the products. The effect of changes to total gross profits on unamortized DAC is reflected in the period such total gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized in proportion to gross premiums.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Deferred Sales Inducements

The Company offered various types of sales inducements to contractholders related to fixed and variable deferred annuity contracts. The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to periodic recoverability testing. The Company records amortization of deferred sales inducements in “Interest credited to policyholders’ account balances.” Deferred sales inducements for applicable products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in AOCI. See Note 6 for additional information regarding sales inducements.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds that are invested for certain contractholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans, short term investments and derivative instruments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholders’ account balance in separate account assets and to a lesser extent borrowings of the separate account, and will be equal and offsetting to total separate account assets. See Note 6 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the contractholders and are not included in the Company’s consolidated results of operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset administration fees charged to the accounts are included in “Asset administration fees”.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, deferred reinsurance losses, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, reinsurance payables, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Reinsurance recoverables

Reinsurance recoverables include corresponding receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 12.

Future Policy Benefits

The Company’s liability for future policy benefits is comprised of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 6. These reserves represent reserves for the guaranteed minimum death and optional living benefit features on our variable annuity products and no lapse guarantees for our variable and universal life products. The optional living benefits are primarily accounted for as embedded derivatives, with fair values calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. For additional information regarding the valuation of these optional living benefit features, see Notes 6 and 9.

The Company’s liability for future policy benefits also includes reserves based on the present value of estimated future payments to or on behalf of policyholders related to contracts that have fixed and guaranteed terms, where the timing and amount of payment depends on policyholder mortality, and maintenance expenses less the present value of future net premiums. Expected mortality is generally based on the Company’s experience, industry data, and/or other factors. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses. Premium deficiency reserves do not include a provision for the risk of adverse deviation. Any adjustments to future policy benefit reserves to net unrealized gains on securities classified as available-for-sale are included in AOCI. See Note 5 for additional information regarding future policy benefits.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is primarily associated with the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive and variable life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is generally deferred and recognized into revenue in a constant relationship to insurance inforce. Benefits are recorded as an expense when they are incurred. Benefits and expenses for these products also include amortization of DAC. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Revenues for variable deferred annuity contracts consist of charges against contractholder account values for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contractholder. Surrender charge revenue is recognized when the surrender charge is assessed against the contractholder at the time of surrender. Benefits and expenses for these products also include amortization of DAC and DSI. Liabilities for the variable investment options on annuity contracts represent the account value of the contracts and are included in “Separate account liabilities.”

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

considerations when received. Benefit liabilities for these contracts are based on applicable actuarial standards with assumed interest rates that generally vary by contract year. Reserves for contracts without life contingencies are included in “Policyholders’ account balances” while reserves for contracts with life contingencies are included in “future policy benefits and other policyholder liabilities”.

Revenues for variable life insurance contracts consist of charges against contractholder account values or separate accounts for expense charges, administration fees, cost of insurance charges, and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contractholder. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

Certain individual annuity contracts provide the contractholder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount, and certain individual life contracts provide no lapse guarantees. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 6. The Company also provides contracts with certain living benefits which are accounted for as embedded derivatives. These contracts are discussed in further detail in Note 6.

Amounts received as payment for interest-sensitive or variable contracts are reported as deposits to “Policyholders’ account balances” and/or “Separate account liabilities.” Revenues from these contracts are reflected in “Policy charges and fee income” consisting primarily of fees assessed during the period against the policyholders’ account balances for mortality and other benefit charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of deposits in the Company’s general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are generally deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC and DSI.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies.

Asset Administration Fees

The Company receives asset administration fee income on contractholders’ account balances invested in The Prudential Series Funds or, “PSF,” which are a portfolio of mutual fund investments related to the Company’s separate account products. Also, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 12). In addition, the Company receives fees from contractholders’ account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter (“OTC”) market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models.

Derivatives are used to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. As discussed in detail below and in Note 10, all realized and unrealized changes in fair value of derivatives are recorded in current earnings, with the exception of the effective portion of cash flow hedges. Cash flows from derivatives are reported in the operating, investing, or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

Derivatives are recorded either as assets, within “Trading account assets, at fair value” or “Other long-term investments,” or as liabilities, within “Other liabilities,” except for embedded derivatives which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in “Realized investment gains (losses), net.”

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in AOCI until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The component of AOCI related to discontinued cash flow hedges is reclassified to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in AOCI pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded instrument possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded instrument qualifies as an embedded derivative that is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.” For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as a trading account asset and report it within “Trading account assets, at fair value.”

The Company sells variable annuity contracts that include optional living benefit features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd. (“Pruco Re”). The embedded derivatives related to the living benefit features and the related reinsurance agreements are carried at fair value and included in “Future policy benefits and other policyholder liabilities” and “Reinsurance recoverables” or “Other liabilities,” respectively. Changes in the fair value are determined using valuation models as described in Note 9, and are recorded in “Realized investment gains (losses), net.”

The Company, excluding its subsidiaries, also sells certain universal life products that contain a no lapse guarantee provision that is reinsured with an affiliate, Universal Prudential Arizona Reinsurance Company (“UPARC”). The reinsurance of this no lapse guarantee results in an embedded derivative that incurs market risk primarily in the form of interest rate risk. Interest rate sensitivity can result in changes in the reinsurance recoverables that are carried at fair value and included in “Reinsurance recoverables,” and changes in “Realized investment gains (losses), net.” The Company amended or entered into multiple reinsurance transactions (See Note 12). The settlement of recapture and coinsurance premiums related to these reinsurance transactions occurred subsequent to the effective date of the reinsurance transaction. As a result, the recapture and coinsurance premiums were treated as if settled on the effective date and adjusted for the time elapsed between this date and the settlement date. This adjustment was equal to the earned interest and changes in market values from the effective date through the settlement date related to fixed maturity securities from an asset portfolio within the affiliate company. This settlement feature was accounted for as a derivative.

Short-Term and Long-Term Debt

Liabilities for short-term and long-term debt are primarily carried at an amount equal to unpaid principal balance, net of unamortized discount or premium. Original-issue discount or premium and debt-issue costs are recognized as a component of interest expense over the period the debt is expected to be outstanding, using the interest method of amortization. Short-term debt is debt coming due in the next twelve months, including that portion of debt otherwise classified as long-term. The short-term debt caption may exclude short-term debt items the Company intends to refinance on a long-term basis in the near term. See Note 12 for additional information regarding short-term and long-term debt.

Income Taxes

The Company is a member of the federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Items required by tax regulations to be included in the tax return may differ from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements may be different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in the Company’s tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which the Company has already recorded the tax benefit in the Company’s income statement. Deferred tax liabilities generally represent tax expense recognized in the Company’s financial statements for which payment has been deferred, or expenditures for which the Company has already taken a deduction in the Company’s tax return but have not yet been recognized in the Company’s financial statements.

The application of U.S. GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance if necessary to reduce the Company’s deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

U.S. GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (“tax attributes”), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense.

See Note 8 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In December 2013, the Financial Accounting Standards Board (“FASB”) issued updated guidance establishing a single definition of a public entity for use in financial accounting and reporting guidance. This new guidance is effective for all current and future reporting periods and did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In July 2013, the FASB issued new guidance regarding derivatives. The guidance permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting, in addition to the United States Treasury rate and London Inter-Bank Offered Rate (“LIBOR”). The guidance also removes the restriction on using different benchmark rates for similar hedges. The guidance is effective for qualifying new or redesignated hedging relationships entered into on or after July 17, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In July 2013, the FASB issued updated guidance regarding the presentation of unrecognized tax benefits when net operating loss carryforwards, similar tax losses, or tax credit carryforwards exist. This new guidance became effective for interim or annual reporting periods that began after December 15, 2013, and was applied prospectively. Adoption of the guidance did not have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, an entity is required to separately present information about significant items reclassified out of AOCI by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The guidance became effective for interim or annual reporting periods that began after December 15, 2012 and was applied prospectively. The disclosures required by this guidance are included in Note 3.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

In December 2011 and January 2013, the FASB issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar agreement (irrespective of whether they are offset in the statement of financial position). This new guidance requires an entity to disclose information on both a gross and net basis about instruments and transactions within the scope of this guidance. This new guidance became effective for interim or annual reporting periods that began on or after January 1, 2013, and was applied retrospectively for all comparative periods presented. The disclosures required by this guidance are included in Note 10.

Future Adoption of New Accounting Pronouncements

In February 2015, the FASB issued updated guidance that changes the rules regarding consolidation. The pronouncement eliminates specialized guidance for limited partnerships and similar legal entities, and removes the indefinite deferral for certain investment funds. The new guidance is effective for annual periods and interim periods within those annual periods beginning after December 15, 2015, with early adoption permitted. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

In January 2014, the FASB issued updated guidance regarding investments in flow-through limited liability entities that manage or invest in affordable housing projects that qualify for the low-income housing tax credit. Under the guidance, an entity is permitted to make an accounting policy election to amortize the initial cost of its investment in proportion to the tax credits and other tax benefits received and recognize the net investment performance in the statement of operations as a component of income tax expense (benefit) if certain conditions are met. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2014, and should be applied retrospectively to all periods presented. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

In January 2014, the FASB issued updated guidance for troubled debt restructurings clarifying when an in substance repossession or foreclosure occurs, and when a creditor is considered to have received physical possession of residential real estate property collateralizing a consumer mortgage loan. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014. This guidance can be elected for prospective adoption or by using a modified retrospective transition method. This guidance is not expected to have a significant effect on the Company’s consolidated financial position, results of operations or financial statement disclosures.

In May 2014, the FASB issued updated guidance on accounting for revenue recognition. The guidance is based on the core principle that revenue is recognized to depict the transfer of goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods and services. The guidance also requires additional disclosures about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from cost incurred to obtain or fulfill a contract. Revenue recognition for insurance contracts is explicitly scoped out of the guidance. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2016 and must be applied using one of two retrospective application methods. Early adoption is not permitted. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued updated guidance for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity. Under the guidance, an entity within scope is permitted to measure both the financial assets and financial liabilities of a consolidated collateralized financing entity based on either the fair value of the financial assets or financial liabilities, whichever is more observable. When elected, the measurement alternative will eliminate the measurement difference that exists when both are measured at fair value. The new guidance is effective for annual periods and interim reporting periods within those annual periods, beginning after December 15, 2015. Early adoption will be permitted. This guidance can be elected for modified retrospective or full retrospective adoption. The Company is currently assessing the impact of the guidance on the Company’s consolidated financial position, results of operations and financial statement disclosures.

In August 2014, the FASB issued guidance requiring that mortgage loans be derecognized and that a separate other receivable be recognized upon foreclosure if certain conditions are met. Upon foreclosure, the separate other receivable should be measured based on the amount of the loan balance (principal and interest) expected to be recovered from the guarantor. The new guidance is effective for annual periods and interim periods within those annual periods, beginning after December 15, 2014, with early adoption permitted. This guidance can be adopted using either a prospective transition method or a modified retrospective transition method. This guidance is not expected to have a significant impact on the Company’s consolidated financial position, results of operations or financial statement disclosures.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

3.    INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

	December 31, 2014
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary Impairments in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$83,372	$8,711	$1	$92,082	$-
Obligations of U.S. states and their political subdivisions	310,518	15,323	187	325,654	-
Foreign government bonds	35,228	3,284	14	38,498	-
Public utilities	683,652	62,060	3,288	742,424	-
Redeemable preferred stock	3,185	763	137	3,811	-
All other corporate securities	3,743,804	227,939	20,820	3,950,923	(247)
Asset-backed securities (1)	395,180	8,281	1,210	402,251	(3,531)
Commercial mortgage-backed securities	482,769	17,978	1,868	498,879	-
Residential mortgage-backed securities (2)	129,165	10,902	25	140,042	(836)

Total fixed maturities, available-for-sale	$5,866,873	$355,241	$27,550	$6,194,564	$(4,614)

Equity securities, available-for-sale
Common Stocks:
Public utilities	$66	$23	$-	$89
Industrial, miscellaneous & other	5	173	-	178
Mutual funds	28,470	468	295	28,643
Non-redeemable preferred stocks	340	250	-	590

Total equity securities, available-for-sale	$28,881	$914	$295	$29,500

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $10 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

	December 31, 2013(4)
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-than- temporary Impairments in AOCI (3)
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$89,497	$5,910	$1,882	$93,525	$-
Obligations of U.S. states and their political subdivisions	83,807	1,518	6,374	78,951	-
Foreign government bonds	20,357	3,640	-	23,997	-
Public utilities	672,260	27,811	25,574	674,497	-
Redeemable preferred stock	681	126	-	807	-
All other corporate securities	3,785,906	173,209	93,050	3,866,065	(252)
Asset-backed securities (1)	216,081	8,687	2,677	222,091	(7,783)
Commercial mortgage-backed securities	510,255	20,316	8,563	522,008	-
Residential mortgage-backed securities (2)	160,089	10,870	1,499	169,460	(973)

Total fixed maturities, available-for-sale	$5,538,933	$252,087	$139,619	$5,651,401	$(9,008)

Equity securities, available-for-sale
Common Stocks:
Public utilities	$131	$29	$-	$160
Industrial, miscellaneous & other	4	12	-	16
Mutual funds	91	3	3	91
Non-redeemable preferred stocks	341	163	-	504

Total equity securities, available-for-sale	$567	$207	$3	$771

(1)	Includes credit-tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

(2)	Includes publicly-traded agency pass-through securities and collateralized mortgage obligations.

(3)
Represents the amount of other-than-temporary impairment losses in AOCI, which were not included in earnings. Amount excludes $14 million of net unrealized gains on impaired available-for-sale securities relating to changes in the value of such securities subsequent to the impairment measurement date.

(4)	Prior period’s amounts are presented on a basis consistent with the current period presentation.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2014, are as follows:

	Available-for-Sale
	Amortized Cost	Fair Value
	(in thousands)
Due in one year or less	$154,305	$156,481
Due after one year through five years	1,122,791	1,196,417
Due after five years through ten years	1,374,498	1,428,687
Due after ten years	2,208,165	2,371,807
Asset-backed securities	395,180	402,251
Commercial mortgage-backed securities	482,769	498,879
Residential mortgage-backed securities	129,165	140,042

Total	$5,866,873	$6,194,564

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2014	2013	2012
		(in thousands)
Fixed maturities, available-for-sale
Proceeds from sales	$245,618	$816,125	$116,493
Proceeds from maturities/repayments	656,249	760,433	903,272
Gross investment gains from sales, prepayments and maturities	20,394	60,261	31,720
Gross investment losses from sales and maturities	(2,704)	(22,380)	(1,171)

Equity securities, available-for-sale
Proceeds from sales	$17,873	$13,603	$9,862
Proceeds from maturities/repayments	-	3	-
Gross investment gains from sales	1,085	1,337	1,027
Gross investment losses from sales	-	(791)	(529)

Fixed maturity and equity security impairments
Net writedowns for other-than-temporary impairment losses on fixed maturities recognized in earnings (1)	$(127)	$(4,441)	$(6,236)
Writedowns for impairments on equity securities	-	(67)	(2,168)

(1)
Excludes the portion of other-than-temporary impairments recorded in “Other comprehensive income (loss),” representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of the impairment.

As discussed in Note 2, a portion of certain OTTI losses on fixed maturity securities is recognized in “Other Comprehensive Income (Loss)” (“OCI”). For these securities, the net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following tables set forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

	Year Ended December 31, 2014	Year Ended December 31, 2013

	(in thousands)
Balance, beginning of period	$14,660	$27,702
Credit loss impairments previously recognized on securities which matured, paid down, prepaid or were sold during the period	(6,533)	(14,330)
Credit loss impairment recognized in the current period on securities not previously impaired	-	31
Additional credit loss impairments recognized in the current period on securities previously impaired	-	798
Increases due to the passage of time on previously recorded credit losses	1,098	915
Accretion of credit loss impairments previously recognized due to an increase in cash flows expected to be collected	(496)	(456)

Balance, end of period	$8,729	$14,660

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Trading Account Assets

The following table sets forth the composition of “Trading account assets” as of the dates indicated:

	December 31, 2014		December 31, 2013
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in thousands)
Fixed maturities	$43,490	$44,121	$14,118	$16,162
Equity securities	3,447	5,540	1,388	2,730

Total trading account assets	$46,937	$49,661	$15,506	$18,892

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within “Other income” was $(0.7) million, $2.7 million, and $(0.5) million during the years ended December 31, 2014, 2013, and 2012, respectively.

Commercial Mortgage and Other Loans

The Company’s commercial mortgage and other loans are comprised as follows, as of the dates indicated:

	December 31, 2014		December 31, 2013
	Amount (in thousands)	% of Total	Amount (in thousands)	% of Total
Commercial and agricultural mortgage loans by property type:
Retail	$439,679	26.2%	$467,059	30.5%
Apartments/Multi-Family	401,568	23.9	298,365	19.5
Industrial	286,104	17.1	272,239	17.7
Office	244,072	14.6	195,499	12.8
Other	99,083	5.9	102,294	6.6
Hospitality	92,126	5.5	90,085	5.9

Total commercial mortgage loans	1,562,632	93.2	1,425,541	93.0
Agricultural property loans	114,665	6.8	107,118	7.0

Total commercial and agricultural mortgage loans by property type	1,677,297	100.0%	1,532,659	100.0%

Valuation allowance	(4,154)		(8,904)

Total net commercial and agricultural mortgage loans by property type	1,673,143		1,523,755

Other Loans
Uncollateralized loans	8,410		8,410
Valuation allowance	-		-

Total net other loans	8,410		8,410

Total commercial mortgage and other loans	$1,681,553		$1,532,165

The commercial mortgage and agricultural property loans are geographically dispersed throughout the United States and other countries with the largest concentrations in California (21%), Texas (12%), and New Jersey (10%) at December 31, 2014.

Activity in the allowance for credit losses for all commercial mortgage and other loans, as of the dates indicated, is as follows:

	December 31, 2014	December 31, 2013	December 31, 2012
	(in thousands)
Allowance for credit losses, beginning of year	$8,904	$6,028	$12,813
Addition to / (release of) allowance for losses	(1,832)	2,876	(1,551)
Charge-offs, net of recoveries	(2,918)	-	(5,234)

Total ending balance (1)	$4,154	$8,904	$6,028

(1)	Agricultural loans represent $0.1 million, $0.3 million, and $0.4 million of the ending allowance at December 31, 2014, 2013 and 2012, respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The following tables set forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of the dates indicated:

	December 31, 2014	December 31, 2013

	(in thousands)
Allowance for Credit Losses:
Individually evaluated for impairment (1)	$940	$3,084
Collectively evaluated for impairment (2)	3,214	5,820

Total ending balance	$4,154	$8,904

Recorded Investment: (3)
Gross of reserves: individually evaluated for impairment (1)	$15,875	$6,392
Gross of reserves: collectively evaluated for impairment (2)	1,669,832	1,534,677

Total ending balance, gross of reserves	$1,685,707	$1,541,069

(1)	There were no agricultural or uncollateralized loans individually evaluated for impairments at both December 31, 2014 and 2013.

(2)
Agricultural loans collectively evaluated for impairment had a recorded investment of $115 million and $107 million at December 31, 2014 and 2013, respectively, and a related allowance of $0.1 million and $0.3 million at December 31, 2014 and 2013, respectively. Uncollateralized loans collectively evaluated for impairment had a recorded investment of $8 million at both December 31, 2014 and 2013 and no related allowance for both periods.

(3)	Recorded investment reflects the balance sheet carrying value gross of related allowance.

Impaired loans include those loans for which it is probable that all amounts due will not be collected according to the contractual terms of the loan agreement. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses, as of December 31, 2014, had a recorded investment and unpaid principal balance of $15.9 million and related allowance of $0.9 million primarily related to office property types. Impaired commercial mortgage and other loans identified in management’s specific review of probable loan losses and the related allowance for losses, as of December 31, 2013, had a recorded investment and unpaid principal balance of $6.4 million and related allowance of $3.1 million primarily related to other property types. At both December 31, 2014 and 2013, the Company held no impaired agricultural or uncollateralized loans. Net investment income recognized on impaired commercial mortgage loans totaled $0.8 million as of December 31, 2014. There was no material net investment income recognized on these loans as of December 31, 2013.

Impaired commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The Company had no such loans at both December 31, 2014 and 2013. See Note 2 for information regarding the Company’s accounting policies for non-performing loans.

The following table sets forth certain key credit quality indicators as of December 31, 2014, based upon the recorded investment gross of allowance for credit losses.

Total commercial and agricultural mortgage loans

	Debt Service Coverage Ratio - December 31, 2014
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
Loan-to-Value Ratio	(in thousands)
0%-59.99%	$997,610	$24,491	$9,393	$1,031,494
60%-69.99%	372,958	15,741	13,981	402,680
70%-79.99%	177,956	31,463	3,493	212,912
Greater than 80%	2,991	22,068	5,152	30,211

Total commercial and agricultural mortgage loans	$1,551,515	$93,763	$32,019	$1,677,297

The following table sets forth certain key credit quality indicators as of December 31, 2013, based upon the recorded investment gross of allowance for credit losses.

Total commercial and agricultural mortgage loans

	Debt Service Coverage Ratio - December 31, 2013
	Greater than 1.2X	1.0X to <1.2X	Less than 1.0X	Total
Loan-to-Value Ratio	(in thousands)
0%-59.99%	$894,897	$11,196	$9,323	$915,416
60%-69.99%	314,325	28,420	4,327	347,072
70%-79.99%	183,853	9,295	25,626	218,774
Greater than 80%	24,000	5,310	22,087	51,397

Total commercial and agricultural mortgage loans	$1,417,075	$54,221	$61,363	$1,532,659

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

As of December 31, 2014 and 2013, $1.7 billion and $1.5 billion, respectively, of commercial mortgage and other loans were in current status. As of December 31, 2014, no commercial mortgage and other loans were classified as past due. As of December 31, 2013, $6.4 million of commercial mortgage and other loans were classified as past due, primarily related to other property types. The Company defines current in its aging of past due commercial mortgage and other loans as less than 30 days past due.

As of December 31, 2014, $15.9 million of commercial mortgage and other loans were in nonaccrual status based upon the recorded investment gross of allowance for credit losses. As of December 31, 2013, $6.4 million of commercial mortgage and other loans were in nonaccrual status based upon the recorded investment gross of allowance for credit losses, primarily related to other property types. Nonaccrual loans are those on which the accrual of interest has been suspended after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability and loans for which a loan specific reserve has been established. See Note 2 for further discussion regarding nonaccrual status loans.

For the years ended December 31, 2014 and 2013, there were no commercial mortgage and other loans acquired, other than those through direct origination, or sold.

The Company’s commercial mortgage and other loans may occasionally be involved in a troubled debt restructuring. As of both December 31, 2014 and 2013, the Company had no significant commitments to fund to borrowers that have been involved in a troubled debt restructuring. For the year ended December 31, 2014 there were no new troubled debt restructurings related to commercial mortgage and other loans, and no payment defaults on commercial mortgages. For the year ended December 31, 2014 and 2013, there were no adjusted pre-modification outstanding recorded investments or post-modification outstanding recorded investments. For the years ended December 31, 2014 and 2013, there were no payment defaults on commercial mortgage and other loans that were modified as a troubled debt restructuring within the 12 months preceding each respective period. See Note 2 for additional information relating to the accounting for troubled debt restructurings.

Other Long-Term Investments

The following table sets forth the composition of “Other long-term investments” at December 31 for the years indicated.

	2014	2013
	(in thousands)
Company’s investment in Separate accounts	$25,761	$29,739
Joint ventures and limited partnerships	244,330	196,538
Derivatives	28,052	427

Total other long-term investments	$298,143	$226,704

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2014	2013	2012
	(in thousands)
Fixed maturities, available-for-sale	$262,532	$278,747	$270,790
Equity securities, available-for-sale	2	1	52
Trading account assets	1,018	657	981
Commercial mortgage and other loans	81,848	84,006	84,232
Policy loans	60,847	59,287	58,007
Short-term investments and cash equivalents	528	654	1,003
Other long-term investments	16,962	15,023	21,224

Gross investment income	423,737	438,375	436,289
Less: investment expenses	(19,719)	(19,364)	(18,779)

Net investment income	$404,018	$419,011	$417,510

Carrying value for non-income producing assets included $9 million in fixed maturities as of December 31, 2014. Non-income producing assets represent investments that have not produced income for the preceding twelve months.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2014	2013	2012

	(in thousands)
Fixed maturities	$17,563	$33,440	$24,314
Equity securities	1,085	480	(1,670)
Commercial mortgage and other loans	4,644	5,494	7,307
Joint ventures and limited partnerships	210	(83)	-
Derivatives	90,556	(52,799)	(186,425)
Other	9	18	27

Realized investment gains (losses), net	$114,067	$(13,450)	$(156,447)

Accumulated Other Comprehensive Income (Loss)

The balance of and changes in each component of “Accumulated other comprehensive income (loss)” for the years ended December 31, are as follows:

	Accumulated Other Comprehensive Income (Loss)
	Foreign Currency Translation Adjustment	Net Unrealized Investment Gains (Losses) (1)	Total Accumulated Other Comprehensive Income (Loss)
	(in thousands)
Balance, December 31, 2011	$133	$213,495	$213,628
Change in component during period (2)	124	53,709	53,833

Balance, December 31, 2012	$257	$267,204	$267,461
Change in component during period (2)	146	(210,961)	(210,815)

Balance, December 31, 2013	$403	$56,243	$56,646
Change in other comprehensive income before reclassifications	(723)	207,134	206,411
Amounts reclassified from AOCI	-	(18,649)	(18,649)
Income tax benefit (expense)	253	(65,970)	(65,717)

Balance, December 31, 2014	$(67)	$178,758	$178,691

(1)	Includes cash flow hedges of $12 million, $(5) million, and $0 as of December 31, 2014, 2013, and 2012, respectively.

(2)	Net of taxes.

Reclassifications out of Accumulated Other Comprehensive Income (Loss)

	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2012
	(in thousands)
Amounts reclassified from AOCI (1)(2):
Net unrealized investment gains (losses):
Cash flow hedges—Currency/Interest rate (3)	$6,594	$329	$1,754

Net unrealized investment gains (losses) on available-for-sale securities (4)	12,055	33,591	20,890

Total net unrealized investment gains (losses)	18,649	33,920	22,644

Total reclassifications for the period	$18,649	$33,920	$22,644

(1)	All amounts are shown before tax.

(2)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.

(3)	See Note 10 for additional information on cash flow hedges.

(4)
See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition and other costs, future policy benefits and policyholders’ account balances.

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as available-for-sale and certain other long-term investments and other assets are included in the Company’s Consolidated Statements of Financial Position as a component of AOCI. Changes in these amounts include reclassification

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

	Net Unrealized Gains (Losses) on Investments	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policyholders’ Account Balances(1)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2011	$(18,648)	$10,187	$(2,936)	$3,958	$(7,439)
Net investment gains (losses) on investments arising during the period	11,444	-	-	(4,005)	7,439
Reclassification adjustment for (gains) losses included in net income	6,755	-	-	(2,364)	4,391
Reclassification adjustment for OTTI losses excluded from net income(1)	(169)	-	-	59	(110)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	-	(9,892)	-	3,462	(6,430)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	-	-	3,499	(1,225)	2,274

Balance, December 31, 2012	$(618)	$295	$563	$(115)	$125

Net investment gains (losses) on investments arising during the period	1,053	-	-	(369)	684
Reclassification adjustment for (gains) losses included in net income	4,114	-	-	(1,440)	2,674
Reclassification adjustment for OTTI losses excluded from net income(1)	(51)	-	-	18	(33)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	-	(3,619)	-	1,266	(2,353)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	-	-	1,256	(439)	817

Balance, December 31, 2013	$4,498	$(3,324)	$1,819	$(1,079)	$1,914

Net investment gains (losses) on investments arising during the period	996	-	-	(348)	648
Reclassification adjustment for (gains) losses included in net income	(161)	-	-	56	(105)
Reclassification adjustment for OTTI losses excluded from net income(1)	-	-	-	-	-
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	-	786	-	(275)	511
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	-	-	(591)	206	(385)

Balance, December 31, 2014	$5,333	$(2,538)	$1,228	$(1,440)	$2,583

(1)	Balances are net of reinsurance.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

All Other Net Unrealized Investment Gains and Losses in AOCI

	Net Unrealized Gains (Losses) on Investments(1)	Deferred Policy Acquisition Costs and Other Costs	Future Policy Benefits and Policyholders’ Account Balances(2)	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in thousands)
Balance, December 31, 2011	$443,637	$(179,520)	$75,345	$(118,533)	$220,929
Net investment gains (losses) on investments arising during the period	90,693	-	-	(31,738)	58,955
Reclassification adjustment for (gains) losses included in net income	(29,399)	-	-	10,290	(19,109)
Reclassification adjustment for OTTI losses excluded from net income(2)	169	-	-	(59)	110
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	-	(40,688)	-	14,065	(26,623)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	-	-	50,488	(17,671)	32,817

Balance, December 31, 2012	$505,100	$(220,208)	$125,833	$(143,646)	$267,079

Net investment gains (losses) on investments arising during the period	(343,964)	-	-	120,388	(223,576)
Reclassification adjustment for (gains) losses included in net income	(38,034)	-	-	13,312	(24,722)
Reclassification adjustment for OTTI losses excluded from net income(2)	51	-	-	(18)	33
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	-	177,178	-	(62,012)	115,166
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	-	-	(122,540)	42,889	(79,651)

Balance, December 31, 2013	$123,153	$(43,030)	$3,293	$(29,087)	$54,329

Net investment gains (losses) on investments arising during the period	239,912	-	-	(83,969)	155,943
Reclassification adjustment for (gains) losses included in net income	(18,488)	-	-	6,471	(12,017)
Reclassification adjustment for OTTI losses excluded from net income(2)	-	-	-	-	-
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs and other costs	-	(69,799)	-	24,430	(45,369)
Impact of net unrealized investment (gains) losses on future policy benefits and policyholders’ account balances	-	-	35,829	(12,540)	23,289

Balance, December 31, 2014	$344,577	$(112,829)	$39,122	$(94,695)	$176,175

(1)	Includes cash flow hedges. See Note 10 for information on cash flow hedges.

(2)	Balances are net of reinsurance.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Net Unrealized Gains (Losses) on Investments by Asset Class

The table below presents net unrealized gains (losses) on investments by asset class as of the dates indicated:

	2014	2013	2012

	(in thousands)
Fixed maturity securities on which an OTTI loss has been recognized	$5,333	$4,498	$(618)
Fixed maturity securities, available-for-sale—all other	322,358	107,970	474,128
Equity securities, available-for-sale	619	204	1,208
Derivatives designated as cash flow hedges(1)	11,585	(4,701)	147
Other investments	10,015	19,680	29,617

Net unrealized gains (losses) on investments	$349,910	$127,651	$504,482

(1)	See Note 10 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities and equity securities have been in a continuous unrealized loss position, at December 31 for the years indicated:

	2014
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$994	$1	$-	$-	$994	$1
Obligations of U.S. states and their political subdivisions	9,852	125	2,886	62	12,738	187
Foreign government bonds	2,246	14		-	2,246	14
Public utilities	30,974	1,618	45,756	1,670	76,730	3,288
All other corporate securities	356,348	13,194	260,985	7,763	617,333	20,957
Asset-backed securities	209,774	737	54,711	473	264,485	1,210
Commercial mortgage-backed securities	15,824	155	87,606	1,713	103,430	1,868
Residential mortgage-backed securities	776	11	3,878	14	4,654	25

Total	$626,788	$15,855	$455,822	$11,695	$1,082,610	$27,550

Equity securities, available-for-sale	$14,706	$295	$-	$-	$14,706	$295

	2013(1)
	Less than twelve months		Twelve months or more		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(in thousands)
Fixed maturities, available-for-sale
U.S. Treasury securities and obligations of
U.S. government authorities and agencies	$24,123	$1,882	$-	$-	$24,123	$1,882
Obligations of U.S. states and their political subdivisions	51,216	5,904	2,496	470	53,712	6,374
Foreign government bonds	-	-	-	-	-	-
Public utilities	319,224	23,475	11,917	2,099	331,141	25,574
All other corporate securities	1,277,244	78,305	85,814	14,745	1,363,058	93,050
Asset-backed securities	93,021	1,418	11,782	1,259	104,803	2,677
Commercial mortgage-backed securities	116,371	6,706	19,605	1,857	135,976	8,563
Residential mortgage-backed securities	42,121	1,472	3,225	27	45,346	1,499

Total	$1,923,320	$119,162	$134,839	$20,457	$2,058,159	$139,619

Equity securities, available-for-sale	$44	$3	$-	$-	$44	$3

(1)	Prior period’s amounts are presented on a basis consistent with the current period presentation.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The gross unrealized losses on fixed maturity securities at December 31, 2014 and 2013, were composed of $21 million and $136 million, respectively, related to high or highest quality securities based on the National Association of Insurance Commissioners (“NAIC”) or equivalent rating and $6 million and $4 million, respectively, related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2014, the $12 million of gross unrealized losses of twelve months or more were concentrated in the energy, consumer non-cyclical, consumer cyclical, and utility sectors of the Company’s corporate securities. At December 31, 2013, the $20 million of gross unrealized losses of twelve months or more were concentrated in the consumer non-cyclical, utility, and basic industry sectors of the Company’s corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2014 or 2013. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening. At December 31, 2014, the Company does not intend to sell these securities and it is not more likely than not that the Company will be required to sell these securities before the anticipated recovery of its remaining amortized cost basis.

At both December 31, 2014 and 2013, none of the gross unrealized losses related to equity securities represented declines in value of greater than 20%. In accordance with our policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2014 or 2013.

Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase, collateralized borrowings and postings of collateral with derivative counterparties. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2014	2013
	(in thousands)
Fixed maturity securities, available for sale	$63,100	$81,849
Trading account assets	-	-
Equity Securities	-	-

Total securities pledged	$63,100	$81,849

As of December 31, 2014, the carrying amount of the associated liabilities supported by the pledged collateral was $65 million, all of which was “Cash collateral for loaned securities.” There were no “Securities sold under agreements to repurchase.” As of December 31, 2013, the carrying amount of the associated liabilities supported by the pledged collateral was $85 million, all of which was “Cash collateral for loaned securities.” There were no “Securities sold under agreements to repurchase.”

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities purchased under agreements to resell. The fair value of this collateral was $94 million and $0 at December 31, 2014 and 2013, respectively, all of which had either been sold or repledged.

Fixed maturities of $4 million at both December 31, 2014 and 2013 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4.    DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2014	2013	2012
	(in thousands)
Balance, beginning of year	$5,034,299	$3,679,061	$2,545,600
Capitalization of commissions, sales and issue expenses	626,718	822,075	1,171,759
Amortization-Impact of assumption and experience unlocking and true-ups	272,385	(9,167)	60,313
Amortization-All other	(708,554)	533,478	(21,345)
Change in unrealized investment gains and losses	(67,056)	167,880	(53,651)
Ceded DAC upon Coinsurance Treaty with PAR U and PURC (See Note 12)	(90,937)	(159,028)	(23,616)

Balance, end of year	$5,066,855	$5,034,299	$3,679,061

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with PARCC, PAR Term, Term Re, PAR U and PURC, reductions for the initial balance transferred to PAR U and PURC at inception of the coinsurance agreements and the pass through of the GUL business related to the acquisition of The Hartford Life business assumed from Prudential Insurance and subsequently retroceded to PAR U as discussed in Note 12.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Capitalization balances related to reinsurance amounted to $337 million, $285 million, and $249 million in 2014, 2013, and 2012, respectively. Amortization balances related to reinsurance amounted to $204 million, $89 million and $180 million in 2014, 2013, and 2012, respectively. Reinsurance impacts to the change in unrealized gains/(losses) resulted in a decrease in the deferred acquisition cost asset of $161 million in 2013 and increased the deferred acquisition cost asset $142 million and $44 million in 2014 and in 2012 respectively.

5.    POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2014	2013

	(in thousands)
Life insurance – domestic	$7,285,791	$5,768,262
Life insurance – Taiwan	1,151,882	1,151,503
Individual and group annuities	457,324	320,451
Policy claims and other contract liabilities	5,020,333	(323,547)

Total future policy benefits	$13,915,330	$6,916,669

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and group annuity liabilities include reserves for annuities that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the present value of future benefit payments and related expenses, less the present value of future net premiums. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, industry data, and/or other factors, when the basis of the reserve is established. Interest rates used in the determination of the present values range from 2.5% to 8.3% for setting domestic insurance reserves and 6.2% to 7.4% for setting Taiwan reserves.

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the present value of expected future payments. Assumptions as to mortality are based on the Company’s experience, industry data, and/or other factors when the basis of the reserve is established. The interest rates used in the determination of the present values range from 0.0% to 14.8%, with approximately 1.1% of the reserves based on an interest rate in excess of 8.0%.

The Company’s liability for future policy benefits for other contract liabilities are primarily guaranteed benefit liabilities related to certain nontraditional long-duration life and annuity contracts accounted for as embedded derivatives. The interest rates used in the determination of the present values range from 0.4% to 4.0%. See Note 6 for additional information regarding liabilities for guaranteed benefits related to certain nontraditional long-duration contracts.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2014	2013

	(in thousands)
Interest-sensitive life contracts	$11,906,915	$11,456,129
Individual annuities	2,088,468	1,624,523
Guaranteed interest accounts	413,074	450,738
Other	841,598	771,940

Total policyholders’ account balances	$15,250,055	$14,303,330

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Interest crediting rates range from 0.4% to 4.5% for interest-sensitive contracts. Interest crediting rates for individual annuities may range from 0.0% to 6.3%. Interest crediting rates for guaranteed interest accounts range from 1.0% to 6.0%. Interest crediting rates range from 0.0% to 8.0% for other. Included in interest-sensitive life contracts at December 31, 2014, are $4.8 billion GUL business assumed from Prudential Insurance in connection with the acquisition of the Hartford life business.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

6.    CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”). In certain of these variable annuity contracts, the Company also contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), and/or (2) the highest contract value on a specified date adjusted for any withdrawals (“contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods. The Company also issues annuity contracts with market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable. The Company also issues fixed deferred annuity contracts without MVA that have a guaranteed credited rate and annuity benefit.

In addition, the Company issues certain variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.”

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including fixed income and equity market returns, benefit utilization, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within “Future policy benefits and other policyholder liabilities”. As of December 31, 2014 and 2013, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2014			December 31, 2013

	In the Event of Death	At Annuitization/ Accumulation (1)		In the Event of Death	At Annuitization/ Accumulation (1)

Variable Annuity Contracts	(in thousands)

Return of Net Deposits
Account value	$77,862,297	$	N/A	$70,025,044	$	N/A
Net amount at risk	40,701		N/A	$46,013		N/A
Average attained age of contractholders	63		N/A	62		N/A
Minimum return or contract value
Account value	$21,123,437		$89,367,950	$20,498,033		$81,142,995
Net amount at risk	$1,365,085		$1,277,406	$1,274,286		$1,085,030
Average attained age of contractholders	67		63	67		62
Average period remaining until earliest expected annuitization	N/A		0.03 years	N/A		0.09 years

(1)	Includes income and withdrawal benefits as described herein

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

	December 31, 2014	December 31, 2013

	In the Event of Death
	(in thousands)
Variable Life, Variable Universal Life and Universal Life Contracts
No Lapse Guarantees (1)
Separate account value	$3,022,615	$2,958,551
General account value	$4,560,768	$3,922,205
Net amount at risk	$88,749,362	$80,432,427
Average attained age of contractholders	54 years	53 years

(1)	Excludes assumed reinsurance of GUL business from the Hartford that is retroceded 100% to PARU.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2014	December 31, 2013

	(in thousands)
Equity funds	$60,982,384	$55,455,438
Bond funds	30,825,335	29,937,112
Money market funds	4,928,870	3,301,910

Total	$96,736,589	$88,694,460

In addition to the above mentioned amounts invested in separate account investment options, $2.249 billion and $1.829 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options in 2014 and 2013, respectively. For the years ended December 31, 2014, 2013 and 2012 there were no transfers of assets, other than cash, from the general account to any separate account, and accordingly no gains or losses recorded.

Liabilities for Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits and other policyholder liabilities” and the related changes in the liabilities are included in “Future policy benefits and other policyholder liabilities”. Guaranteed minimum income and withdrawal benefits (“GMIWB”), guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”) features are accounted for as bifurcated embedded derivatives and are recorded at fair value within “Future policy benefits and other policyholder liabilities”. Changes in the fair value of these derivatives, including changes in the Company’s own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in “Realized investment gains (losses), net.” See Note 9 for additional information regarding the methodology used in determining the fair value of these embedded derivatives.

	GMDB		GMIB	GMWB/GMIWB/ GMAB	Total

	Variable Annuity	Variable Life, Variable Universal Life & Universal Life	Variable Annuity

	(in thousands)
Balance as of December 31, 2011	$97,635	$224,909	$33,010	$912,987	$1,268,541
Incurred guarantee benefits (1)	145,022	94,007	21,916	504,903	765,848
Paid guarantee benefits	(40,590)	(13,929)	(540)	-	(55,059)

Balance as of December 31, 2012	$202,067	$304,987	$54,386	$1,417,890	$1,979,330
Incurred guarantee benefits (1)(2)	28,033	101,484	(30,882)	(1,766,290)	(1,667,655)
Paid guarantee benefits	(26,306)	(3,090)	(1,148)	-	(30,544)
Other (3)	4,060	1,340,869	98		1,345,027

Balance as of December 31, 2013	$207,854	$1,744,250	$22,454	$(348,400)	$1,626,158
Incurred guarantee benefits (1)(2)	131,594	785,583	17,905	5,342,010	6,277,092
Paid guarantee benefits	(22,079)	(18,192)	(853)	-	(41,124)
Other	3,848	283,668	175	-	287,691

Balance as of December 31, 2014	$321,217	$2,795,309	$39,681	$4,993,610	$8,149,817

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

(1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features accounted for as embedded derivatives.
(2) Incurred benefits include GMDB liabilities assumed related to the Hartford GUL business, which was subsequently 100% retroceded to PAR Universal.
(3) Includes $1.5 billion related to the initial GMDB liability assumed related to the Hartford business, which was subsequently 100% retroceded to PAR Universal.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess death benefits. The GMIB liability associated with variable annuities is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the excess income benefits. The portion of assessments used is chosen such that, at issue the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier estimates should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company’s GMAB features are the guaranteed return option (“GRO”) features, which includes an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB features provide the contractholder with access to a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The contractholder accesses the guaranteed remaining balance through payments over time, subject to maximum annual limits. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provide a contractholder two optional methods to receive guaranteed minimum payments over time, a “withdrawal” option or an “income” option. The withdrawal option (which was available under only one of the GMIWBs and is no longer offered) guarantees that a contractholder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company’s GMIWBs) in general guarantees the contractholder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. The GMIWB can be elected by the contractholder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an asset transfer feature that reduces the Company’s exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Sales Inducements

The Company generally defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Deferred Sales Inducements” in the Company’s Statements of Financial Position. The Company offered various types of sales inducements, including: (1) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as “Interest credited to policyholders’ account balances,” are as follows:

	2014	2013	2012

	(in thousands)

Balance, beginning of year	$989,889	$787,891	$542,742
Capitalization	9,112	20,871	198,955
Amortization-Impact of assumption and experience unlocking and true-ups	34,420	14,613	53,108
Amortization-All other	(194,673)	160,835	(9,985)
Change in unrealized investment gains (losses)	(1,957)	5,679	3,071

Balance, end of year	$836,791	$989,889	$787,891

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

7.	STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company, excluding its subsidiary PLNJ, amounted to $109 million, $553 million and $591 million for the years ended December 31, 2014, 2013, and 2012, respectively. Statutory surplus of the Company, excluding its subsidiary PLNJ, amounted to $2,656 million and $2,387 million December 31, 2014 and 2013, respectively.

The Company does not utilize prescribed or permitted practices that vary materially from the statutory accounting practices prescribed by the National Association of Insurance Commissioners (“NAIC”). Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is a capacity to pay a dividend of $164 million in 2015 without prior approval. The Company paid dividends to the parent company of $748 million and $423 million in 2014 and 2013, respectively. The Company did not pay a dividend in 2012.

8.	INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2014	2013	2012

	(in thousands)
Current tax expense (benefit):
U.S.	$112,742	$250,601	$216,654

Total	112,742	250,601	216,654

Deferred tax expense (benefit):
U.S.	27,631	315,819	(35,614)

Total	27,631	315,819	(35,614)

Total income tax expense on continuing operations	140,373	566,420	181,040
Total income tax expense (benefit) reported in equity related to:
Other comprehensive income (loss)	65,717	(113,517)	29,258
Additional paid-in capital	(6,507)	(7,574)	(9,540)

Total income tax expense (benefit)	$199,583	$445,329	$200,758

In July 2014, the IRS issued guidance relating to the hedging of variable annuity guaranteed minimum benefits (“Hedging IDD”). The Hedging IDD provides an elective safe harbor tax accounting method for certain contracts which permits the current deduction of losses and the deferral of gains for hedging activities that can be applied to open years under IRS examination beginning with the earliest open year. The Company will apply this tax accounting method for hedging gains and losses covered by the Hedging IDD beginning with 2013. As a result of applying such accounting method in 2014 the Company’s U.S. current tax benefit includes an additional tax benefit of $15 million and a corresponding reduction of deferred tax assets.

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

	2014	2013	2012

	(in thousands)

Expected federal income tax expense	$324,169	$736,621	$302,882

Non-taxable investment income	(152,844)	(149,933)	(108,463)

Tax credits	(32,881)	(20,935)	(14,460)

Other	1,929	667	1,081

Total income tax expense (benefit) on continuing operations	$140,373	$566,420	$181,040

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2013 and current year results, and was adjusted to take into account the current year’s equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new guidance the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. In May 2010, the IRS issued an Industry Director Directive (“IDD”) confirming that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. In February 2014, the IRS released Revenue Ruling 2014-7, which modified and superseded Revenue Ruling 2007-54, by removing the provisions of Revenue Ruling 2007-54 related to the methodology to be followed in calculating the DRD and obsoleting Revenue Ruling 2007-61. These activities had no impact on the Company’s 2012, 2013 or 2014 results. However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues related to the calculation of the DRD. For the last several years, the revenue proposals included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income.

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2014	2013
	(in thousands)
Deferred tax assets
Insurance reserves	$1,629,234	$1,551,346
Investments	-	82,821
Other	821	-

Deferred tax assets	$1,630,055	$1,634,167

Deferred tax liabilities
Deferred policy acquisition costs	$1,407,473	$1,412,944
Deferred sales inducements	292,877	346,461
Net unrealized gains on securities	118,745	46,247
Investments	70,517	-
Other	-	1,232

Deferred tax liabilities	1,889,612	1,806,884

Net deferred tax asset (liability)	$(259,557)	$(172,717)

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2014, and 2013.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

The Company’s income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $926 million, $2,105 million and $866 million, and no income from foreign operations for the years ended December 31, 2014, 2013 and 2012, respectively.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company’s unrecognized tax benefits for the years ended December 31 are as follows:

	2014	2013	2012
	(in thousands)

Balance at January 1,	$-	$-	$113
Increases in unrecognized tax benefits-prior years	-	-	464
(Decreases) in unrecognized tax benefits-prior years	-	-	-
Increases in unrecognized tax benefits-current year	-	-	-
(Decreases) in unrecognized tax benefits- current year	-	-	-
Settlements with taxing authorities	-	-	(577)

Balance at December 31,	$-	$-	$-

Unrecognized tax benefits that, if recognized, would favorably impact the effective rate	-	-	-

The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In December 31, 2014 and 2013, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

Listed below are the tax years that remain subject to examination by major tax jurisdiction, at December 31, 2014:

Major Tax Jurisdiction	Open Tax Years
United States	2007 - 2014

For tax years 2007 through 2015, the Company is participating in the IRS’s Compliance Assurance Program (“CAP”). Under CAP, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed.

9.    FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement – Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents, short term investments and equity securities that trade on an active exchange market.

Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value), certain short-term investments and certain cash equivalents, and certain over-the-counter derivatives.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from reinsurance or certain products with guaranteed benefits.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities reported at fair value on a recurring basis, as of the dates indicated.

	As of December 31, 2014

	Level 1	Level 2	Level 3	Netting (1)	Total

	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$92,082	$-	$-	$92,082
Obligations of U.S. states and their political subdivisions	-	325,654	-	-	325,654
Foreign government bonds	-	38,498	-	-	38,498
Corporate securities	-	4,612,357	84,801	-	4,697,158
Asset-backed securities	-	302,034	100,217	-	402,251
Commercial mortgage-backed securities	-	498,879	-	-	498,879
Residential mortgage-backed securities	-	140,042	-	-	140,042

Sub-total	-	6,009,546	185,018	-	6,194,564
Trading account assets:
Corporate securities	-	42,131	-	-	42,131
Asset-backed securities	-	1,990	-	-	1,990
Equity securities	-	-	5,540	-	5,540

Sub-total	-	44,121	5,540	-	49,661

Equity securities, available for sale	107	28,643	750	-	29,500
Short-term investments	6,997	114,275	-	-	121,272
Cash equivalents	41,584	26,259	-	-	67,843
Other long-term investments	-	242,523	2,115	(215,066)	29,572
Reinsurance recoverables	-	-	4,897,545	-	4,897,545
Receivables from parents and affiliates	-	158,469	19,203	-	177,672

Sub-total excluding separate account assets	48,688	6,623,836	5,110,171	(215,066)	11,567,629

Separate account assets (2)	-	108,891,268	302,924	-	109,194,192

Total assets	$48,688	$115,515,104	$5,413,095	$(215,066)	$120,761,821

Future policy benefits (4)	$-	$-	$4,993,611	$-	$4,993,611
Payables to parent and affiliates	-	58,687	-	(58,687)	-

Total liabilities	$-	$58,687	$4,993,611	$(58,687)	$4,993,611

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

	As of December 31, 2013
	Level 1	Level 2	Level 3	Netting (1)	Total
	(in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$-	$93,525	$-	$-	$93,525
Obligations of U.S. states and their political subdivisions	-	78,951	-	-	78,951
Foreign government bonds	-	23,997	-	-	23,997
Corporate securities	-	4,523,076	18,293	-	4,541,369
Asset-backed securities	-	141,157	80,934	-	222,091
Commercial mortgage-backed securities	-	522,008	-	-	522,008
Residential mortgage-backed securities	-	169,460	-	-	169,460

Sub-total	-	5,552,174	99,227	-	5,651,401
Trading account assets:
Corporate securities	-	14,183	-	-	14,183
Asset-backed securities	-	1,978	-	-	1,978
Equity securities	-	-	2,731	-	2,731

Sub-total	-	16,161	2,731	-	18,892

Equity securities, available for sale	112	90	569	-	771
Short-term investments	9,216	6,768	18	-	16,002
Cash equivalents	5,962	199,825	-	-	205,787
Other long term investments	-	73,647	1,168	(73,219)	1,596
Reinsurance recoverables	-	-	11,400	-	11,400
Receivables from parents and affiliates	-	170,761	4,121	-	174,882

Sub-total excluding separate account assets	15,290	6,019,426	119,234	(73,219)	6,080,731

Separate account assets (2)	973,192	99,149,315	279,842	-	100,402,349

Total assets	$988,482	$105,168,741	$399,076	$(73,219)	$106,483,080

Future policy benefits (4)	$-	$-	$(348,399)	$-	$(348,399)
Payables to parents and affiliates	-	218,467	-	(73,051)	145,416
Other liabilities (3)	-	-	388,268	-	388,268

Total liabilities	$-	$218,467	$39,869	$(73,051)	$185,285

(1) “Netting” amounts represent cash collateral of $156.4 million and $0.2 million as of December 31, 2014 and 2013, respectively, and the impact of offsetting asset and liability positions held with the same counterparty, subject to master netting arrangements.

(2) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statements of Financial Position.

(3) Reinsurance of variable annuity living benefit features that were classified as “Other Liabilities” at December 31, 2013 were reclassified to “Reinsurance Recoverables” in 2014 as they were no longer in a net asset position.

(4) For the year ended December 31, 2014, the net embedded derivative liability position of $4,994 million includes $577 million of embedded derivatives in an asset position and $5,571 million of embedded derivatives in a liability position. For the year ended December 31, 2013, the net embedded derivative asset position of $348 million includes $1,228 million of embedded derivatives in an asset position and $880 million of embedded derivatives in a liability position.

The methods and assumptions the Company uses to estimate the fair value of assets and liabilities measured at fair value on a recurring basis are summarized below.

Fixed Maturity Securities - The fair values of the Company’s public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices for each security are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds, and default rates. If the pricing information received from third party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from independent pricing services is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2014 and 2013, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.

The Company conducts several specific price monitoring activities. Daily analyses identify price changes over pre-determined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends, and back testing.

The fair value of private fixed maturities, which are comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including observed prices and spreads for similar publicly traded or privately traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

Trading Account Assets - Trading account assets consist primarily of corporate securities, asset-backed securities and perpetual preferred stock whose fair values are determined consistent with similar instruments described above under “Fixed Maturity Securities” and below under “Equity Securities.”

Equity Securities - Equity securities consist principally of investments in common and preferred stock of publicly traded companies, perpetual preferred stock, privately traded securities, as well as mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares and are classified within Level 2 in the fair value hierarchy. The fair values of perpetual preferred stock are based on inputs obtained from independent pricing services that are primarily based on indicative broker quotes. As a result, the fair values of perpetual preferred stock are classified as Level 3.

Derivative Instruments - Derivatives are recorded at fair value either as assets, within “Other long-term investments,” or as liabilities, within “Payables to parent and affiliates,” except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.

The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate, cross currency swaps, currency forward contracts and single name credit default swaps are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.

The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including Overnight Indexed Swap discount rates, obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.

To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over LIBOR into the discount rate used in determining the fair value of OTC derivative assets and liabilities that are not otherwise collateralized.

Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values. As of December 31, 2014 and 2013 there were no internally valued derivatives with the fair value classified within Level 3, and all other derivatives were classified within Level 2. See Note 10 for more details on the fair value of derivative instruments by primary underlying.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and, these investments have primarily been classified within Level 2.

Separate Account Assets - Separate account assets include fixed maturity securities, treasuries, equity securities, mutual funds, and real estate investments for which values are determined consistent with similar instruments described above under “Fixed Maturity Securities,” “Equity Securities” and “Other Long-Term Investments.”

Receivables from Parent and Affiliates - Receivables from parent and affiliates carried at fair value include affiliated bonds within the Company’s legal entity whose fair value are determined consistent with similar securities described above under “Fixed Maturity Securities” managed by affiliated asset managers.

Reinsurance Recoverables - Reinsurance recoverables carried at fair value include the reinsurance of the Company’s living benefit guarantees on certain variable annuity contracts. These guarantees are accounted for as embedded derivatives and are recorded in “Reinsurance Recoverables” or “Other Liabilities” when fair value is in an asset or liability position, respectively. The methods and assumption used to estimate the fair value are consistent with those described below in “Future Policy Benefits.” The reinsurance agreements covering these guarantees are derivatives with fair value determined in the same manner as the living benefit guarantee.

The Company also has an agreement with UPARC, an affiliated captive reinsurance company, to reinsure risks associated with the no-lapse guarantee provision available on a portion of certain universal life products (See Note 12). Under this agreement, the Company pays a premium to UPARC to reinsure the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision. Reinsurance of this risk is accounted for as an embedded derivative which is included in “Reinsurance recoverables”. The fair value of this embedded derivative is the present value of expected reimbursement from UPARC for cost of insurance charges the Company is unable to collect from policyholders, less the present value of reinsurance premiums that is attributable to the embedded derivative feature. This methodology could result in either an asset or liability, given changes in capital market conditions and various policyholder behavior assumptions. Significant inputs to the valuation model for this embedded derivative include capital market assumptions, such as interest rates, estimated NPR of the counterparty, and various assumptions that are actuarially determined, including lapse rates, premium payment patterns, and mortality rates.

Future Policy Benefits - The liability for future policy benefits is related to guarantees primarily associated with the optional living benefit features of certain variable annuity contracts, including GMAB, GMWB and GMIWB, accounted for as embedded derivatives. The fair values of the GMAB, GMWB, and GMIWB liabilities are calculated as the present value of future expected benefit payments to contractholders less the present value of assessed rider fees attributable to the optional living benefit feature. This methodology could result in either a liability or contra-liability balance, given changing capital market conditions and various actuarial assumptions. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The significant inputs to the valuation models for these embedded derivatives include capital market assumptions, such as interest rate levels and volatility assumptions, the Company’s market-perceived NPR, as well as actuarially determined assumptions, including contractholder behavior, such as lapse rates, benefit utilization rates, withdrawal rates, and mortality rates. Since many of these assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Capital market inputs and actual policyholders’ account values are updated each quarter based on capital market conditions as of the end of the quarter, including interest rates, equity markets, and volatility. In the risk neutral valuation, the initial swap curve drives the total return used to grow the policyholders’ account values. The Company’s discount rate assumption is based on the LIBOR swap curve adjusted for an additional spread relative to LIBOR to reflect NPR.

Actuarial assumptions, including contractholder behavior and mortality, are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. These assumptions are generally updated annually unless a material change that the Company feels is indicative of a long term trend is observed in an interim period.

Transfers between Levels 1 and 2 - Overall, transfers between levels are made to reflect changes in observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the quarter in which the transfers occur. Periodically there are transfers between Level 1 and Level 2 for assets held in the Company’s Separate Account. During the year ended December 31, 2014, $884.0 million was transferred from Level 1 to Level 2. During the year ended December 31, 2013, $463 million was transferred from Level 2 to Level 1.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Level 3 Assets and Liabilities by Price Source - The tables below present the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources.

	As of December 31, 2014
	Internal (1)	External (2)	Total
	(in thousands)
Corporate securities	$23,712	$61,089	$84,801
Asset-backed securities	264	99,953	100,217
Equity securities	750	5,540	6,290
Other long-term investments	565	1,550	2,115
Reinsurance recoverables	4,897,545	-	4,897,545
Receivables from parents and affiliates	-	19,203	19,203

Subtotal excluding separate account assets	4,922,836	187,335	5,110,171

Separate account assets	84,111	218,813	302,924

Total assets	$5,006,947	$406,148	$5,413,095

Future policy benefits	$4,993,611	$-	$4,993,611

Total liabilities	$4,993,611	$-	$4,993,611

	As of December 31, 2013
	Internal (1)	External (2)	Total
	(in thousands)
Corporate securities	$15,100	$3,193	$18,293
Asset-backed securities	355	80,579	80,934
Short-term investments	18	-	18
Equity securities	569	2,731	3,300
Other long-term investments	-	1,168	1,168
Reinsurance recoverables	11,400	-	11,400
Receivables from parents and affiliates	-	4,121	4,121

Subtotal excluding separate account assets	27,442	91,792	119,234

Separate account assets	81,795	198,047	279,842

Total assets	$109,237	$289,839	$399,076

Future policy benefits	$(348,399)	$-	$(348,399)
Other liabilities	388,268	-	388,268

Total liabilities	$39,869	$-	$39,869

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally developed valuation for significant items in the above table.
(2) Represents unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities – The tables below present quantitative information on significant internally-priced Level 3 assets and liabilities (see narrative below for quantitative information for separate account assets).

	As of December 31, 2014
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:

Corporate securities	$23,712	Discounted cash flow	Discount rate	10.00%	11.75%	10.52%	Decrease
		Market Comparables	EBITDA Multiples (2)	6.1X	6.1X	6.1X	Increase
Reinsurance recoverables - Living Benefits	$4,521,928	Fair values are determined in the same manner as future policy benefits.

Reinsurance recoverables - No Lapse Guarantee	$375,617	Discounted cash flow	Lapse rate (3)	0%	15%		Decrease

			NPR spread (4)	0%	1.30%		Decrease
			Mortality rate (5)	0%	11%		Decrease
			Premium Payment (6)	1X	3.75X		Decrease
Liabilities:

Future policy benefits (7)	$4,993,611	Discounted cash flow	Lapse rate (8)	0%	14%		Decrease

			NPR spread (4)	0%	1.30%		Decrease
			Utilization rate (9)	63%	96%		Increase
			Withdrawal rate (10)	74%	100%		Increase
			Mortality rate (11)	0%	14%		Decrease
			Equity Volatility curve	17%	28%		Increase

	As of December 31, 2013
	Fair Value	Valuation Techniques	Unobservable Inputs	Minimum	Maximum	Weighted Average	Impact of Increase in Input on Fair Value (1)
	(in thousands)
Assets:

Corporate securities	$15,100	Discounted cash flow	Discount rate	8.28%	15.00%	10.61%	Decrease
		Market Comparable	EBITDA Multiples (2)	5.0X	7.0X	5.91X	Increase
		Liquidation	Liquidation value	11.61%	38.49%	31.83%	Increase
Reinsurance recoverables - No Lapse Guarantee	$11,400
Liabilities:

Future policy benefits (7)	$(348,399)	Discounted cash flow	Lapse rate (8)	0%	11%		Decrease

			NPR spread (4)	0.08%	1.09%		Decrease
			Utilization rate (9)	70%	94%		Increase
			Withdrawal rate (10)	86%	100%		Increase
			Mortality rate (11)	0%	13%		Decrease
			Equity Volatility curve	15%	28%		Increase
Other Liabilities	$388,268	Represents reinsurance of variable annuity living benefits in a liability position. Fair values are determined in the same manner as future policy benefits.

(1)	Conversely, the impact of a decrease in input would have the opposite impact for the fair value as that presented in the table.

(2)
EBITDA multiples represent multiples of earnings before interest, taxes, depreciation and amortization, and are amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

(3)	For universal life, lapse rates vary based on funding level and other factors. Rates are set to zero when the no lapse guarantee is fully funded and the cash value is zero.

(4)
To reflect NPR, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuation of contracts in a liability position and generally not to those in a contra-liability position. The NPR spread reflects the financial strength ratings of the Company and its affiliates, as these are insurance liabilities and senior to debt. The additional spread over LIBOR is determined by utilizing the credit spreads associated with issuing funding agreements, adjusted for any illiquidity risk premium.

(5)	Universal life mortality rates are adjusted based on underwriting information. A mortality improvement assumption is also incorporated into the projection.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

(6)
For universal life, premium payment assumptions vary by funding level. Some policies are assumed to pay the minimum premium required to maintain the no lapse guarantee. Other policies are assumed to pay a multiple of commissionable target premium levels (shown above and indicated as “X”). Policyholders are assumed to stop premium payments once the no lapse guarantee is fully funded.

(7)
Future policy benefits primarily represent general account liabilities for the optional living benefit features of the Company’s variable annuity contracts which are accounted for as embedded derivatives. Since the valuation methodology for these liabilities uses a range of inputs that vary at the contract level over the cash flow projection period, presenting a range, rather than weighted average, is a more meaningful representation of the unobservable inputs used in the valuation.

(8)
Lapse rates are adjusted at the contract level based on the in-the-moneyness of the living benefit and reflect other factors, such as the applicability of any surrender charges. Lapse rates are reduced when contracts more in-the-money. Lapse rates are also generally assumed to be lower for the period where surrender charges apply.

(9)
The utilization rate assumption estimates the percentage of contracts that will utilize the benefit during the contract duration, and begin lifetime withdrawals at various time intervals from contract inception. The remaining contractholders are assumed to either begin lifetime withdrawals immediately or never utilize the benefit. Utilization assumptions may vary by product type, tax status, and age. The impact of changes in these assumptions is highly dependent on the product type, the age of the contractholder at the time of the sale, and the timing of the first lifetime income withdrawal.

(10)
The withdrawal rate assumption estimates the magnitude of annual contractholder withdrawals relative to the maximum allowable amount under the contract. These assumptions may vary based on the product type, contractholder age, tax status, and withdrawal timing. The fair value of the liability will generally increase the closer the withdrawal rate is to 100%.

(11)
Range reflects the mortality rate for the vast majority of business with living benefits, with policyholders ranging from 35 to 90 years old. While the majority of living benefits have a minimum age requirement, certain benefits do not have an age restriction. This results in contractholders for certain benefits with mortality rates approaching 0%. Based on historical experience, the Company applies a set of age and duration specific mortality rate adjustments compared to standard industry tables. A mortality improvement assumption is also incorporated into the overall mortality table.

Interrelationships Between Unobservable Inputs – In addition to the sensitivities of fair value measurements to changes in each unobservable input in isolation, as reflected in the table above, interrelationships between these inputs may also exist, such that a change in one unobservable input may give rise to a change in another, or multiple, inputs. Examples of such interrelationships for significant internally-priced Level 3 assets and liabilities are as follows:

Corporate Securities – The rate used to discount future cash flows reflects current risk free rates plus credit and liquidity spread requirements that market participants would use to value an asset. The discount rate may be influenced by many factors, including market cycles, expectations of default, collateral, term, and asset complexity. Each of these factors can influence discount rates, either in isolation, or in response to other factors.

Future Policy Benefits – The Company expects efficient benefit utilization and withdrawal rates to generally be correlated with lapse rates. However, behavior is generally highly dependent on the facts and circumstances surrounding the individual contractholder, such as their liquidity needs or tax situation, which could drive lapse behavior independent of other contractholder behavior assumptions. To the extent more efficient contractholder behavior results in greater in-the-moneyness at the contract level, lapse rates may decline for those contracts. Similarly, to the extent that increases in equity volatility are correlated with overall declines in the capital markets, lapse rates may decline as contracts become more in-the-money.

Separate Account Assets – In addition to the significant internally-priced Level 3 assets and liabilities presented and described above, the Company also has internally-priced separate account assets reported within Level 3. Changes in the fair value of separate account assets are borne by customers and thus are offset by changes in separate account liabilities on the Company’s Consolidated Statement of Financial Position. As a result, changes in value associated with these investments do not impact the Company’s Consolidated Statement of Operations. In addition, fees earned by the Company related to the management of most separate account assets classified as Level 3 do not change due to changes in the fair value of these investments. Quantitative information about significant internally-priced Level 3 separate account assets is as follows:

Real Estate and Other Invested Assets – Separate account assets include $84.1 million and $81.8 million of investments in real estate as of December 31, 2014 and December 31, 2013, respectively, that are classified as Level 3 and reported at fair value which is determined by the Company’s equity in net assets of the entities. In general, these fair value estimates of real estate are based on property appraisal reports prepared by independent real estate appraisers. Key inputs and assumptions to the appraisal process include rental income and expense amounts, related growth rates, discount rates and capitalization rates. Because of the subjective nature of inputs and the judgment involved in the appraisal process, real estate investments are typically included in the Level 3 Classification. Key unobservable inputs to real estate valuation include capitalization rates, which ranged from 5.00% to 10.00% (6.68% weighted average) as of December 31, 2014 and 5.00% to 10.00% (6.82% weighted average) as of December 31, 2013 and discount rates which ranged from 6.75% to 11.00% (7.66% weighted average) as of December 31, 2014 and 6.75% to 11.00% (7.90% weighted average) as of December 31, 2013.

Valuation Process for Fair Value Measurements Categorized within Level 3 – The Company has established an internal control infrastructure over the valuation of financial instruments that requires ongoing oversight by its various Business Groups. These management control functions are segregated from the trading and investing functions. For invested assets, the Company has established oversight teams, often in the form of Pricing Committees within each asset management group. The teams, which typically include representation from investment, accounting, operations, legal and other disciplines are responsible for overseeing and monitoring the pricing of the Company’s investments and performing periodic due diligence reviews of independent pricing services. An actuarial valuation team oversees the valuation of optional living benefit features of the Company’s variable annuity contracts.

The Company has also established policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of investment prices against market activity or indicators of reasonableness,

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

analysis of portfolio returns to corresponding benchmark returns, back-testing, review of bid/ask spreads to assess activity, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. For optional living benefit features of the Company’s variable annuity products, the actuarial valuation unit periodically performs baseline testing of contract input data and actuarial assumptions are reviewed at least annually, and updated based upon emerging experience, future expectations and other data, including any observable market data. The valuation policies and guidelines are reviewed and updated as appropriate.

Within the trading and investing functions, the Company has established policies and procedures that relate to the approval of all new transaction types, transaction pricing sources and fair value hierarchy coding within the financial reporting system. For variable annuity product changes or new launches of optional living benefit features, the actuarial valuation unit validates input logic and new product features and agrees new input data directly to source documents.

Changes in Level 3 assets and liabilities – The following tables provide summaries of the changes in fair values of Level 3 assets and liabilities as of the dates indicated, as well as the portion of gains or losses included in income attributable to unrealized gains or losses related to those assets and liabilities still held at the end of their respective periods.

	Year Ended December 31, 2014
	Fixed Maturities Available For Sale

	Corporate Securities	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Trading Account Assets - Equity Securities	Equity Securities, Available for Sale	Short Term Investments
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$18,293	$80,934	$-	$2,731	$569	$18
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	1,392	142	-	-	-	-
Asset management fees and other income	-	-	-	1,424	-	-
Included in other comprehensive income (loss)	(145)	(348)	(2)	-	246	-
Net investment income	72	80	-	-	-	-
Purchases	90,071	89,866	28,077	2,760	-	-
Sales	(13,837)	-	-	-	(65)	-
Issuances	-	-	-	-	-	-
Settlements	(9,156)	(48,836)	-	(1,375)	-	(18)
Transfers into Level 3 (2)	2,769	32,813	-	-	-	-
Transfers out of Level 3 (2)	(4,658)	(54,434)	(28,075)	-	-	-

Fair Value, end of period assets/(liabilities)	$84,801	$100,217	$-	$5,540	$750	$-

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$(101)	$-	$-	$-	$-	$-
Asset management fees and other income	$-	$-	$-	$1,426	$-	$-

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2014

	Other Long- term Investments	Reinsurance Recoverables (4)	Receivables from Parents and Affiliates	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$1,168	$(376,868)	$4,121	$279,842	$348,399
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	168	4,683,691	-	6,445	(4,690,021)
Asset management fees and other income	(34)	-	-	-	-
Interest credited to policyholders’ account balances	-	-	-	4,331	-
Included in other comprehensive income (loss)	-	-	(121)	-	-
Net investment income	-	-	-	-	-
Purchases	398	590,722	18,648	114,615	-
Sales	-	-	-	(102,309)	-
Issuances	-	-	-	-	(651,989)
Settlements	(12)	-	-	-	-
Transfers into Level 3 (2)	427	-	1,985	-	-
Transfers out of Level 3 (2)	-	-	(5,430)	-	-

Fair Value, end of period assets/(liabilities)	$2,115	$4,897,545	$19,203	$302,924	$(4,993,611)

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$168	$4,672,815	$-	$-	$(4,679,851)
Asset management fees and other income	$(34)	$-	$-	$-	$-
Interest credited to policyholders’ account balances	$-	$-	$-	$4,331	$-

	Year Ended December 31, 2013
	Fixed Maturities, Available for Sale

	Corporate Securities	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Trading Account Assets - Equity Securities	Equity Securities, Available for Sale	Short Term Investments
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$36,981	$108,727	$-	$3,277	$1,489	$-
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(1,177)	-	-	-	427	-
Asset management fees and other income	-	-	-	953	-	-
Included in other comprehensive income (loss)	(1,641)	(294)	(3)	-	71	-
Net investment income	90	257	-	-	-	-
Purchases	14,996	33,078	12,524	380	65	-
Sales	(2,329)	(1)	-	(1,499)	(1,483)	-
Issuances	-	-	-	-	-	-
Settlements	(22,446)	(23,098)	(3,434)	(380)	-	-
Transfers into Level 3 (2)	112	-	-	-	-	18
Transfers out of Level 3 (2)	(6,293)	(35,239)	(9,087)	-	-	-
Other (4)	-	(2,496)	-	-	-	-

Fair Value, end of period assets/(liabilities)	$18,293	$80,934	$-	$2,731	$569	$18

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$(1,648)	$-	$-	$-	$-	$-
Asset management fees and other income	$-	$-	$-	$869	$-	$-

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2013

	Other Long- term Investments	Receivables from Parents and Affiliates	Separate Account Assets (1)	Reinsurance Recoverables	Future Policy Benefits	Other Liabilities
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$988	$1,995	$248,255	$-	$(1,417,891)	$1,287,157
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(232)	-	1,966	11,400	2,342,621	(2,210,096)
Asset management fees and other income	144	-	-	-	-	-
Interest credited to policyholders’ account balances	-	-	18,978	-	-	-
Included in other comprehensive income (loss)	-	(25)	-	-	-	-
Net investment income	-	-	-	-	-	-
Purchases	268	5,147	80,302	-	-	534,671
Sales	-	(3,495)	(69,659)	-	-	-
Issuances	-	-	-	-	(576,331)	-
Settlements	-	-	-	-	-	-
Transfers into Level 3 (2)	-	-	-	-	-	-
Transfers out of Level 3 (2)	-	(1,997)	-	-	-	-
Other (4)	-	2,496	-	-

Fair Value, end of period assets/(liabilities)	$1,168	$4,121	$279,842	$11,400	$348,399	$(388,268)

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	-	$-	$11,400	$2,318,266	$(2,188,291)
Asset management fees and other income	$122	-	$-	$-	$-	$-
Interest credited to policyholders’ account balances	$-	-	$18,978	$-	$-	$-

	Year Ended December 31, 2012
	Fixed Maturities, Available for Sale

	U.S. Treasury Securities	Corporate Securities	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Other Trading Account Assets- Equity Securities	Equity Securities, Available for Sale
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$4,696	$23,720	$62,429	$-	$3,362	$2,652
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	-	(3,454)	687	-	-	(1,423)
Asset management fees and other income	-	-	-	-	(35)	-
Included in other comprehensive income (loss)	4	4,070	2,840	(65)	-	264
Net investment income	-	101	364	3	-	-
Purchases	-	8,714	62,524	-	-	-
Sales	-	(89)	-	-	-	-
Issuances	-	-	-	-	-	-
Settlements	-	(8,656)	(14,566)	(2,496)	(50)	-
Transfers into Level 3 (2)	-	23,995	5,702	5,246	-	-
Transfers out of Level 3 (2)	-	(16,120)	(11,253)	(2,688)	-	(4)
Other (4)	(4,700)	4,700	-	-	-	-

Fair Value, end of period assets/(liabilities)	$-	$36,981	$108,727	$-	$3,277	$1,489

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$-	$-	$-	$-	$-	$-
Asset management fees and other income	$-	$-	$-	$-	$(35)	$-

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2012

	Other Long- term investments	Reinsurance Recoverables	Receivables from Parents and Affiliates	Separate Account Assets (1)	Future Policy Benefits
	(in thousands)
Fair Value, beginning of period assets/(liabilities)	$686	$868,824	$-	$222,323	$(912,986)
Total gains (losses) (realized/unrealized):
Included in earnings:
Realized investment gains (losses), net	(4,659)	2,937	-	(1,476)	(61,390)
Asset management fees and other income	(7)	-	-	-	-
Interest credited to policyholders’ account balances	-	-	-	12,377	-
Included in other comprehensive income (loss)	-	-	(5)	-	-
Net investment income	-	-	-	-	-
Purchases	4,966	415,396	2,000	94,515	-
Sales	-	-	-	(79,484)	-
Issuances	-	-	-	-	(443,515)
Settlements	2	-	-	-	-
Transfers into Level 3 (2)	-	-	-	-	-
Transfers out of Level 3 (2)	-	-	-	-	-

Fair Value, end of period assets/(liabilities)	$988	$1,287,157	$1,995	$248,255	$(1,417,891)

Unrealized gains (losses) for the period relating to those
Level 3 assets that were still held at the end of the period (3):
Included in earnings:
Realized investment gains (losses), net	$(4,549)	$17,516	$-	$-	$(76,581)
Asset management fees and other income	$(7)	$-	$-	$-	$-
Interest credited to policyholders’ account balances	$-	$-	$-	$12,377	$-

(1)
Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Consolidated Statement of Financial Position.

(2)	Transfers into or out of Level 3 are reported as the value as of the beginning of the quarter in which the transfer occurs.

(3)	Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

(4)
Reinsurance of variable annuity living benefit features that were classified as “Other Liabilities” at 2013 and were reclassified to “Reinsurance Recoverables” at 2014 as they were in a net asset position.

Transfers - Transfers into Level 3 are generally the result of unobservable inputs utilized within valuation methodologies and the use of indicative broker quotes for assets that were previously valued using observable inputs. Transfers out of Level 3 are generally due to the use of observable inputs in valuation methodologies as well as the availability of pricing service information for certain assets that the Company is able to validate.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Fair Value of Financial Instruments

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value. The financial instruments presented below are reported at carrying value on the Company’s Consolidated Statements of Financial Position; however, in some cases, as described below, the carrying amount equals or approximates fair value.

	December 31, 2014

	Fair Value				Carrying Amount (1)

	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$-	$8,486	$1,775,949	$1,784,435	$1,681,553
Policy loans	-	-	1,123,912	1,123,912	1,123,912
Other long term investments	-	-	11,085	11,085	10,168
Cash and cash equivalents	53,476	93,633	-	147,109	147,109
Accrued investment income	-	90,506	-	90,506	90,506
Receivables from parents and affiliates	-	70,668	-	70,668	70,689
Other assets	-	24,126	-	24,126	24,126

Total assets	$53,476	$287,419	$2,910,946	$3,251,841	$3,148,063

Liabilities:
Policyholders’ account balances - investment contracts	$-	$929,694	$40,063	$969,757	$976,190
Cash collateral for loaned securities	-	65,418	-	65,418	65,418
Securities sold under agreement to repurchase	-	-	-	-	-
Short-term debt	-	429,903	-	429,903	423,000
Long-term debt	-	1,321,501	-	1,321,501	1,288,000
Payables to parent and affiliates	-	53,027	-	53,027	53,027
Other liabilities	-	315,736	-	315,736	315,736

Total liabilities	$-	$3,115,279	$40,063	$3,155,342	$3,121,371

	December 31, 2013

	Fair Value				Carrying Amount (1)

	Level 1	Level 2	Level 3	Total	Total
	(in thousands)
Assets:
Commercial mortgage and other loans	$-	$7,827	$1,604,247	$1,612,074	$1,532,165
Policy loans	-	-	1,086,772	1,086,772	1,086,772
Other long term investments	-	-	4,751	4,751	4,268
Cash and cash equivalents	45,317	56,139	-	101,456	101,456
Accrued investment income	-	89,465	-	89,465	89,465
Receivables from parents and affiliates	-	87,849	-	87,849	87,481
Other assets	-	34,060	-	34,060	34,060

Total assets	$45,317	$275,340	$2,695,770	$3,016,427	$2,935,667

Liabilities:
Policyholders’ account balances - investment contracts	$-	$851,607	$40,451	$892,058	$901,860
Cash collateral for loaned securities	-	84,867	-	84,867	84,867
Short-term debt	-	275,268	-	275,268	274,900
Long-term debt	-	1,644,827	-	1,644,827	1,592,000
Payables to parent and affiliates	-	45,649	-	45,649	45,649
Other liabilities	-	270,339	-	270,339	270,339

Total liabilities	$-	$3,172,557	$40,451	$3,213,008	$3,169,615

(1)
Carrying values presented herein differ from those in the Company’s Consolidated Statement of Financial Position because certain items within the respective financial statement captions are not considered financial instruments or out of scope under authoritative guidance relating to disclosures of the fair value of financial instruments. Financial statement captions excluded from the above table are not considered financial instruments.

The fair values presented above have been determined by using available market information and by applying market valuation methodologies, as described in more detail below.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Commercial Mortgage and Other Loans

The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate plus an appropriate credit spread for similar quality loans. The quality ratings for these loans, a primary determinant of the credit spreads and a significant component of the pricing process, are based on an internally-developed methodology.

Policy Loans

During the fourth quarter of 2013, the Company changed the valuation technique used to fair value policy loans. For the periods ended December 31, 2014 and 2013, the fair value of policy loans was determined by discounting expected cash flows at the current loan coupon rate. As a result the carrying value of the policy loans approximates the fair value for both the years ended December 31, 2014 and 2013. Prior to this change, the fair value of U.S. insurance policy loans was calculated by discounting expected cash flows based upon current U.S. Treasury rates and historical loan repayment patterns.

Other Long-term Investments

Other long-term investments include investments in joint ventures and limited partnerships. The estimated fair values of these cost method investments are generally based on the Company’s share of the net asset value (“NAV”) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments. No such adjustments were made as of December 31, 2014 and 2013.

Cash and Cash Equivalents, Accrued Investment Income, Receivables from Parent and Affiliates and Other Assets

The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include: cash and cash equivalents instruments, accrued investment income, and other assets that meet the definition of financial instruments, including receivables, such as unsettled trades and accounts receivable. Also included in receivables from parents and affiliates is an affiliated note whose fair value is determined in the same manner as the underlying debt described below under “Short-Term and Long-Term Debt”.

Policyholders’ Account Balances - Investment Contracts

Only the portion of policyholders’ account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table above. For fixed deferred annuities fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

Securities Sold Under Agreements to Repurchase

The Company receives collateral for selling securities under agreements to repurchase, or pledges collateral under agreements to resell. Repurchase and resale agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.

Cash Collateral for Loaned Securities

Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. For these transactions, the carrying value of the related asset/liability approximates fair value as they equal the amount of cash collateral received or paid.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. These fair values consider the Company’s own NPR. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For debt with a maturity of less than 90 days, the carrying value approximates fair value.

Other Liabilities and Payables to Parent and Affiliates

Other liabilities and payables to parent and affiliates are primarily payables, such as unsettled trades, drafts, escrow deposits and accrued expense payables. Due to the short term until settlement of most of these liabilities, the Company believes that carrying value approximates fair value.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

10.    DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest Rate Contracts

Interest rate swaps are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Equity Contracts

Equity index options are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

Foreign Exchange Contracts

Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated. These earnings hedges do not qualify for hedge accounting.

Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit Contracts

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, and in return receives a quarterly premium. With credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. If there is an event of default by the referenced name, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security or pay the referenced amount less the auction recovery rate. See credit derivatives section below for discussion of guarantees related to credit derivatives written. In addition to selling credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio.

Embedded Derivatives

The Company sells variable annuity products, which may include guaranteed benefit features that are accounted for as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to certain of these benefit features to an affiliate, Pruco Reinsurance Ltd., or “Pruco Re”. Some of the Company’s universal life products contain a no-lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance agreement contains an embedded derivative related to the interest rate risk of the reinsurance contract. The embedded derivatives are carried at fair value. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees, which are determined using valuation models, as described in Note 9.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Prior to disposal in the fourth quarter of 2013, the Company invested in fixed maturities that, in addition to a stated coupon, provided a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounted for these investments as available-for-sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the primary underlying, excluding embedded derivatives which are recorded with the associated host. Many derivative instruments contain multiple underlyings. The fair value amounts below represent the gross fair value of derivative contracts prior to taking into account the netting effects of master netting agreements, cash collateral held with the same counterparty, and non-performance risk.

	December 31, 2014			December 31, 2013
		Gross Fair Value			Gross Fair Value
Primary Underlying	Notional	Assets	Liabilities	Notional	Assets	Liabilities

	(in thousands)
Derivatives Designated as Hedge Accounting Instruments:
Currency/Interest Rate
Currency Swaps	$291,100	$14,733	$(3,008)	$249,601	$6,304	$(11,583)

Total Qualifying Hedges	$291,100	$14,733	$(3,008)	$249,601	$6,304	$(11,583)

Derivatives Not Qualifying as Hedge Accounting Instruments:
Interest Rate
Interest Rate Swaps	$3,184,400	$192,181	$(20,574)	$2,434,400	$47,475	$(185,222)

Currency
Forwards	1,025	40	-	507	2	-
Credit
Credit Default Swaps	12,275	150	(513)	14,275	15	(862)
Currency/Interest Rate
Currency Swaps	101,653	6,677	(712)	69,450	211	(3,325)
Equity
Total Return Swaps	577,054	2,405	(19,670)	332,000	-	(8,057)
Equity Options	39,735,182	26,932	(14,210)	40,739,168	19,639	(9,418)

Total Non-Qualifying Hedges	43,611,589	228,385	(55,679)	43,589,800	67,342	(206,884)

Total Derivatives (1)	$43,902,689	$243,118	$(58,687)	$43,839,401	$73,646	$(218,467)

(1)
Excludes embedded derivatives which contain multiple underlyings. The fair value of the embedded derivatives related to living benefit feature was a liability of $4,994 million and an asset of $348 million as of December 31, 2014 and December 31, 2013, respectively, included in “Future policy benefits.” The fair value of the embedded derivatives related to the reinsurance of certain of these benefits to Pruco Re was an asset of $4,522 million and a liability of $388 million as of December 31, 2014 and December 31, 2013, respectively, included in “Reinsurance Recoverables” and “Other Liabilities,” respectively. The fair value of the embedded derivative related to the no-lapse guarantee with UPARC was an asset of $376 million and $11 million as of December 31, 2014 and December 31, 2013, respectively, included in “Reinsurance Recoverables.” See Note 12 for additional information on the agreement.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Offsetting Assets and Liabilities

The following table presents recognized derivative instruments (including bifurcated embedded derivatives), and repurchase and reverse repurchase agreements that are offset in the balance sheet, and/or are subject to an enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in the balance sheet.

	December 31, 2014
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$242,523	$(215,066)	$27,457	$(7,194)	$20,263
Securities purchased under agreement to resell	93,633	-	93,633	(93,633)	-

Total Assets	$336,156	$(215,066)	$121,090	$(100,827)	$20,263

Offsetting of Financial Liabilities:
Derivatives(1)	$58,687	$(58,687)	$-	$-	$-
Securities sold under agreement to repurchase	-	-	-	-	-

Total Liabilities	$58,687	$(58,687)	$-	$-	$-

	December 31, 2013
	Gross Amounts of Recognized Financial Instruments	Gross Amounts Offset in the Statement of Financial Position	Net Amounts Presented in the Statement of Financial Position	Financial Instruments/ Collateral(1)	Net Amount
	(in thousands)
Offsetting of Financial Assets:
Derivatives(1)	$73,219	$(73,219)	$-	$-	$-
Securities purchased under agreement to resell	56,139	-	56,139	(56,139)	-

Total Assets	$129,358	$(73,219)	$56,139	$(56,139)	$-

Offsetting of Financial Liabilities:
Derivatives(1)	$218,467	$(73,051)	$145,416	$(136,593)	$8,823
Securities sold under agreement to repurchase	-	-	-	-	-

Total Liabilities	$218,467	$(73,051)	$145,416	$(136,593)	$8,823

(1)	Amounts exclude the excess of collateral received/pledged from/to the counterparty.

For information regarding the rights of offset associated with the derivative assets and liabilities in the table above see “Credit Risk” below. For securities purchased under agreements to resell and securities sold under agreements to repurchase, the Company monitors the value of the securities and maintains collateral, as appropriate, to protect against credit exposure. Where the Company has entered into repurchase and resale agreements with the same counterparty, in the event of default, the Company would generally be permitted to exercise rights of offset. For additional information on the Company’s accounting policy for securities repurchase and resale agreements, see Note 2 to the Company’s Consolidated Financial Statements.

Cash Flow Hedges

The primary derivative instruments used by the Company in its cash flow hedge accounting relationships are currency swaps. These instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, equity or embedded derivatives in any of its cash flow hedge accounting relationships.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The following tables provide the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

	Year Ended December 31, 2014
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Accumulated Other Comprehensive Income (Loss)(1)
	(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$-	$1,027	$908	$16,286

Total cash flow hedges	-	1,027	908	16,286

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate	350,946	-	-	-
Currency	86	-	-	-
Currency/Interest Rate	14,344	-	126	-
Credit	2	-	-	-
Equity	(65,424)	-	-	-
Embedded Derivatives	(209,398)	-	-	-

Total non-qualifying hedges	90,556	-	126	-

Total	$90,556	$1,027	$1,034	$16,286

	Year Ended December 31, 2013
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Accumulated Other Comprehensive Income (Loss)(1)
	(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$-	$1,029	$(794)	$(4,848)

Total cash flow hedges	-	1,029	(794)	(4,848)

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate	(191,954)	-	-	-
Currency	51	-	-	-
Currency/Interest Rate	(3,450)	-	(17)	-
Credit	(1,106)	-	-	-
Equity	(130,714)	-	-	-
Embedded Derivatives	274,374	-	-	-

Total non-qualifying hedges	(52,799)	-	-	-

Total	$(52,799)	$1,029	$(811)	$(4,848)

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

	Year Ended December 31, 2012
	Realized Investment Gains (Losses)	Net Investment Income	Other Income	Accumulated Other Comprehensive Income (Loss)(1)
	(in thousands)
Derivatives Designated as Hedging Instruments:
Cash flow hedges
Currency/Interest Rate	$-	$707	$46	$(2,376)

Total cash flow hedges	-	707	46	(2,376)

Derivatives Not Qualifying as Hedging Instruments:
Interest Rate	1,309	-	-	-
Currency	(147)	-	-	-
Currency/Interest Rate	(866)	-	(6)	-
Credit	(763)	-	-	-
Equity	(69,527)	-	-	-
Embedded Derivatives	(116,431)	-	-	-

Total non-qualifying hedges	(186,425)	-	(6)	-

Total	$(186,425)	$707	$40	$(2,376)

(1)	Amounts deferred in “Accumulated other comprehensive income (loss).”

For the years ended December 31, 2014, 2013 and 2012, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company’s results of operations. Also, there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a rollforward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in thousands)
Balance, December 31, 2011	$2,523
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2012	(622)
Amount reclassified into current period earnings	(1,754)

Balance, December 31, 2012	147
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2013	(4,519)
Amount reclassified into current period earnings	(329)

Balance, December 31, 2013	(4,701)
Net deferred gains (losses) on cash flow hedges from January 1 to December 31, 2014	22,880
Amount reclassified into current period earnings	(6,594)

Balance, December 31, 2014	$11,585

As of December 31, 2014 and 2013, the Company did not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 20 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Equity.

Credit Derivatives

The Company has no exposure from credit derivatives where it has written credit protection as of December 31, 2014 and December 31, 2013.

The Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2014 and December 31, 2013, the Company had $12 million and $14 million of outstanding notional amounts, respectively, reported at fair value as a liability of less than $1 million for both periods.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC (“PGF”), related to its OTC derivative transactions. PGF manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral, such as cash and securities, when appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Under fair value measurements, the Company incorporates the market’s perception of its own and the counterparty’s non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company’s own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company’s counterparty’s credit spread is applied to OTC derivative net asset positions.

11. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund commercial loans. As of December 31, 2014, the outstanding balance on this commitment was $37 million. The Company also made commitments to purchase or fund investments, mostly private fixed maturities. As of December 31, 2014, $68 million of this commitment was outstanding.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

The Company is subject to the laws and regulations of states and other jurisdictions concerning the identification, reporting and escheatment of unclaimed or abandoned funds, and is subject to audit and examination for compliance with these requirements. For additional discussion of these matters, see “Litigation and Regulatory Matters” below.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which it operates. The Company is subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings.

The Company establishes accruals for litigation and regulatory matters when it is probable that a loss has been incurred and the amount of that loss can be reasonably estimated. For litigation and regulatory matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimable, no accrual is established, but the matter, if material, is disclosed, including matters discussed below. As of December 31, 2014, the aggregate range of reasonably possible losses in excess of accruals established is not currently estimable. The Company reviews relevant information with respect to its litigation and regulatory matters on a quarterly and annual basis and updates its accruals, disclosures and estimates of reasonably possible loss based on such reviews.

In January 2013, a qui tam action on behalf of the State of Florida, Total Asset Recovery Services v. Met Life Inc., et al., Manulife Financial Corporation, et. al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC, filed in the Circuit Court of Leon County, Florida, was served on Prudential Insurance. The complaint alleges that Prudential Insurance failed to escheat life insurance proceeds to the State of Florida in violation of the Florida False Claims Act and seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In March 2013, the Company filed a motion to dismiss the complaint. In August 2013, the court dismissed the complaint with prejudice. In September 2013, plaintiff filed an appeal with Florida’s Circuit Court of the Second Judicial Circuit in Leon County. In September 2014, the Florida District Court of Appeal First District affirmed the trial court’s decision.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

In October 2012, the State of West Virginia, through its State Treasurer, filed a lawsuit, State of West Virginia ex. Rel. John D. Perdue v. PRUCO Life Insurance Company, in the Circuit Court of Putnam County, West Virginia. The complaint alleges violations of the West Virginia Uniform Unclaimed Property Fund Act by failing to properly identify and report all unclaimed insurance policy proceeds which should either be paid to beneficiaries or escheated to West Virginia. The complaint seeks to examine the records of the Company to determine compliance with the West Virginia Uniform Unclaimed Property Fund Act, and to assess penalties and costs in an undetermined amount. In April 2013, the Company filed a motion to dismiss the complaint. In December 2013, the Court granted the Company’s motion and dismissed the complaint with prejudice. In January 2014, the State of West Virginia appealed the decision.

In January 2012, a Global Resolution Agreement entered into by the Company and a third party auditor became effective upon its acceptance by the unclaimed property departments of 20 states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor acting on behalf of the signatory states will compare expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and contractholders where a valid claim has not been made. In February 2012, a Regulatory Settlement Agreement entered into by the Company to resolve a multi-state market conduct examination regarding its adherence to state claim settlement practices became effective upon its acceptance by the insurance departments of 20 states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires the Company to adopt and implement additional procedures comparing its records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Substantially all other jurisdictions that are not signatories to the Global Resolution Agreement or the Regulatory Settlement Agreement have entered into similar agreements with the Company.

The New York Attorney General has subpoenaed the Company, along with other companies, regarding its unclaimed property procedures and may ultimately seek remediation and other relief, including damages. Additionally, the New York Office of Unclaimed Funds is conducting an audit of the Company’s compliance with New York’s unclaimed property laws.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

12. RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Expense Charges and Allocations

Many of the Company’s expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company’s general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was $1 million for each of the years ended December 31, 2014, 2013 and 2012. The expense charged to the Company for the deferred compensation program was $7 million, $7 million and $6 million for the years ended December 31, 2014, 2013 and 2012; respectively.

The Company is charged for its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service while others are based on an account balance, which takes into consideration age, service and earnings during career. The Company’s share of net expense for the pension plans was $20 million, $22 million and $18 million for the years ended December 31, 2014, 2013 and 2012; respectively.

Prudential Insurance sponsors voluntary savings plans for its employee’s 401(k) plans. The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company’s expense for its share of the voluntary savings plan was $9 million, $8 million and $8 million for both the years ended December 31, 2014, 2013 and 2012; respectively.

The Company is charged distribution expenses from Prudential Insurance’s agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The Company pays commissions and certain other fees to Prudential Annuities Distributors, Incorporated (“PAD”) in consideration for PAD’s marketing and underwriting of the Company’s products. Commissions and fees are paid by PAD to broker-dealers who sell the Company’s products. Commissions and fees paid by the Company to PAD were $862 million, $877 million, and $1,222 million for the years ended December 31, 2014, 2013, and 2012, respectively.

Corporate Owned Life Insurance

The Company has sold five Corporate Owned Life Insurance or, “COLI,” policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $2,812 million at December 31, 2014 and $2,595 million at December 31, 2013. Fees related to these COLI policies were $45 million, $42 million and $35 million for the years ended December 31, 2014, 2013 and 2012; respectively. The Company retains the majority of the mortality risk associated with these COLI policies. In October 2013, the Company increased the maximum amount of mortality risk on any life to $3.5 million for certain COLI policies.

Derivative Trades

In its ordinary course of business, the Company enters into OTC derivative contracts with an affiliate, PGF.

Reinsurance with Affiliates

The Company participates in reinsurance with its affiliates Prudential Life Insurance Company of Taiwan Inc., (“Prudential of Taiwan”), Prudential Arizona Reinsurance Captive Company, (“PARCC”), UPARC, Pruco Re, Prudential Arizona Reinsurance Term Company, (“PAR Term”), PAR U, PURC, and Prudential Term Reinsurance Company, (“Term Re”), and its parent company, Prudential Insurance, in order to provide risk diversification and additional capacity for future growth, limit the maximum net loss potential, manage the statutory capital for its individual life business, facilitate its capital market hedging program and align accounting methodology for the assets and liabilities of living benefit riders contained in annuities contracts. The Company is not relieved of its primary obligation to the policyholder as a result of these agreements. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company believes a material reinsurance liability resulting from such inability of reinsurers to meet their obligations is unlikely.

On January 2, 2013, the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance is subsequently retroceded to PAR U. Collectively, reinsurance of this GUL business does not have a material impact on the equity of the Company.

Reserves related to reinsured long duration contracts are accounted for using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. Reinsurance premiums ceded for interest-sensitive life products are accounted for as a reduction of policy charges and fee income. Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Realized investment gains and losses include the impact of reinsurance agreements that are accounted for as embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through “Realized investment gains (losses).” The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re. The Company has also entered into an agreement with UPARC to reinsure a portion of the no-lapse guarantee provision on certain universal life products. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative. See Note 10 for additional information related to the accounting for embedded derivatives.

Reinsurance amounts included in the Company’s Consolidated Statements of Financial Position as of December 31, were as follows:

	December 31, 2014	December 31, 2013
	(in thousands)

Reinsurance recoverable	$20,594,371	$13,614,964
Policy loans	(69,501)	(64,720)
Deferred policy acquisition costs	(1,709,625)	(1,627,838)
Other assets	39,458	42,895
Policyholders’ account balances	4,827,071	4,681,356
Future policy benefits and other policyholder liabilities	2,193,735	1,359,340
Other liabilities (reinsurance payables) (1)	433,627	618,781

(1)	December 31, 2013 includes $388 million reclassed from reinsurance recoverables to other liabilities.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The reinsurance recoverables by counterparty is broken out below.

	December 31, 2014	December 31, 2013
	(in thousands)
UPARC	$407,209	$44,835
PAR U	9,147,870	8,091,714
PURC	1,564,913	897,323
PARCC	2,499,567	2,411,157
PAR Term	1,001,181	816,787
Term Re	97,099	-
Prudential Insurance	188,466	190,035
Pruco Re (1)	4,522,665	642
Prudential of Taiwan	1,157,881	1,157,639
Unaffiliated	7,520	4,832

Total Reinsurance Recoverables	$20,594,371	$13,614,964

(1)	December 31, 2013 excludes $388 million reclassed from reinsurance recoverable to other liabilities.

Reinsurance amounts, excluding investment gains (losses) on affiliated asset transfers, included in the Company’s Consolidated Statements of Operations and Comprehensive Income (Loss) at December 31, were as follows:

	2014	2013	2012
	(in thousands)
Premiums:
Direct	$1,408,833	$1,319,390	$1,221,990
Assumed	-	-	-
Ceded	(1,342,627)	(1,262,539)	(1,153,854)

Net Premiums	66,206	56,851	68,136

Policy charges and fee income:
Direct	2,763,536	2,356,617	2,048,167
Assumed	477,921	294,689	-
Ceded	(1,166,605)	(770,381)	(513,404)

Net policy charges and fee income:	2,074,852	1,880,925	1,534,763

Net investment income
Direct	406,620	421,107	419,010
Assumed	1,362	1,288	-
Ceded	(3,964)	(3,384)	(1,500)

Net investment income	404,018	419,011	417,510

Net other income:
Direct	49,891	51,268	43,710
Assumed & Ceded	7,936	(31,119)	30,303

Net other income	57,827	20,149	74,013

Interest credited to policyholders’ account balances:
Direct	459,982	118,714	217,982
Assumed	117,725	146,011	-
Ceded	(209,392)	(218,988)	(51,990)

Net interest credited to policyholders’ account balances	368,315	45,737	165,992

Policyholders’ benefits (including change in reserves):
Direct	1,824,994	1,504,351	1,666,651
Assumed	792,616	76,425	-
Ceded	(2,273,896)	(1,401,852)	(1,313,157)

Net policyholders’ benefits (including change in reserves)	343,714	178,924	353,494

Net reinsurance expense allowances, net of capitalization and amortization	(266,048)	(143,100)	(204,225)
Realized investment gains (losses) net:
Direct	(4,375,107)	2,045,435	(102,605)
Assumed	-	-	-
Ceded	4,489,174	(2,058,885)	(53,842)

Realized investment gains (losses) net	$114,067	$(13,450)	$(156,447)

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

The gross and net amounts of life insurance face amount in force as of December 31, were as follows:

	2014	2013	2012
	(in thousands)
Direct gross life insurance face amount in force	$709,800,479	$661,834,408	$612,238,145
Assumed gross life insurance face amount in force	44,519,176	44,691,950	-
Reinsurance ceded	(694,659,804)	(650,340,432)	(557,559,303)

Net life insurance face amount in force	$59,659,851	$56,185,926	$54,678,842

UPARC

Through June 30, 2011 the Company, excluding its subsidiaries, reinsured its Universal Protector policies having no-lapse guarantees with UPARC, an affiliated company. UPARC reinsured an amount equal to 90% of the net amount at risk related to the first $1 million in face amount plus 100% of the net amount at risk related to the face amount in excess of $1 million as well as 100% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

Effective July 1, 2011, the agreement between the Company and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates prior to January 1, 2011. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. During the first quarter of 2013, the agreement between the Company and UPARC was further amended to revise language relating to the consideration due to the Company.

Effective July 1, 2013 the agreement between the Company and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates January 1, 2011 through December 31, 2012. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

Effective January 1, 2014 the agreement between the Company and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was amended for policies with effective dates on or after January 1, 2014. Under the amended agreement, UPARC will no longer reinsure Universal Protector policies having no-lapse guarantees.

Effective July 1, 2014 the agreement between the Company and UPARC to reinsure its Universal Protector policies having no-lapse guarantees was further amended for policies with effective dates January 1, 2013 through December 31, 2013. Under the amended agreement, UPARC reinsures an amount equal to 27% of the net amount at risk related to the first $1 million in face amount plus 30% of the net amount at risk related to the face amount in excess of $1 million as well as 30% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies.

PAR U

Effective July 1, 2011, the Company, excluding its subsidiaries, entered into an automatic coinsurance agreement with PAR U to reinsure an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates prior to January 1, 2011. During the first quarter of 2013, the agreement between the Company, excluding its subsidiaries, and PAR U was amended to revise language relating to the consideration due to PAR U.

Effective July 1, 2012, the Company’s wholly owned subsidiary, PLNJ, entered into an automatic coinsurance agreement with PAR U to reinsure an amount equal to 95% of all the risks associated with its universal life policies. During the fourth quarter of 2012, the agreement between PLNJ and PAR U was amended to revise language relating to the consideration due to PAR U.

On January 2, 2013 the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance is subsequently retroceded to PAR U. Collectively, reinsurance of the GUL business does not have a material impact on the equity of the Company.

Effective July 1, 2013, the agreement between the Company, excluding its subsidiaries, and PAR U was amended for policies with effective dates from January 1, 2011 through December 31, 2012. Under the amended agreement, PAR U reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates from January 1, 2011 through December 31, 2012 in addition to policies covered by the initial reinsurance agreement discussed above.

Effective October 1, 2013, the Company entered into an Assumption and Novation Agreement with PAR U and PURC. Under this agreement, PAR U novates, assigns, and transfers to PURC all of its rights, title, interests, duties, obligations, and liabilities under the aforementioned amendment entered into on July 1, 2013. PURC will succeed PAR U and become the counterparty to the Company with respect to the novated business pursuant to the Novated Coinsurance Agreement (the “PURC Novated Coinsurance Agreement”). There is no financial impact to the Company as a result of this transaction.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

PURC

The Company, excluding its subsidiaries, reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, with effective dates from January 1, 2011 through December 31, 2012 with PURC pursuant to the PURC Novated Coinsurance Agreement (as defined in “PARU” above).

Effective January 1, 2014, the Company, excluding its subsidiaries, entered into an automatic coinsurance agreement with PURC to reinsure an amount equal to 95% of all the risks associated with its Universal Protector policies having no lapse guarantees, as well as its Universal Plus policies, with effective dates on or after January 1, 2014.

Effective July 1, 2014, the agreement between the Company, excluding its subsidiaries, and PURC was amended to reinsure policies with effective dates from January 1, 2013 through December 31, 2013. Under the amended agreement, PURC reinsures an amount equal to 70% of all the risks associated with its Universal Protector policies having no lapse guarantees as well as its Universal Plus policies, in addition to policies initially covered by the PURC Novated Coinsurance Agreement.

PARCC

The Company reinsures 90% of the risks under its term life insurance policies, with effective dates prior to January 1, 2010, through an automatic coinsurance agreement with PARCC.

PAR Term

The Company reinsures 95% of the risks under its term life insurance policies with effective dates January 1, 2010 through December 31, 2013, through an automatic coinsurance agreement with PAR Term.

Term Re

The Company reinsures 95% of the risks under its term life insurance policies with effective dates on or after January 1, 2014 through an automatic coinsurance agreement with Term Re.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured.

On January 2, 2013, the Company began to assume GUL business from Prudential Insurance in connection with the acquisition of the Hartford Life Business. The GUL business assumed from Prudential Insurance is subsequently retroceded to PAR U. Collectively, reinsurance of this GUL business does not have a material impact on the equity of the Company.

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract.

Pruco Re

The Company uses reinsurance as part of its risk management and capital management strategies for certain of its optional living benefit features available under certain of its annuity products. Starting from 2005, the Company has entered into various automatic coinsurance agreements with Pruco Re, an affiliated company, to reinsure its living benefit features sold on certain of its annuities.

Taiwan Branch Reinsurance Agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with its Taiwan branch, including its Taiwan insurance book of business to Prudential of Taiwan, an affiliated company.

The mechanism used to transfer this block of business in Taiwan is referred to as a “full acquisition and assumption” transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company.

The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. These assets and liabilities are denominated in US dollars.

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Affiliated Asset Administration Fee Income

The Company has a revenue sharing agreement with AST Investment Services, Inc. and Prudential Investments LLC whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from AST Investment Services, Inc. and Prudential Investments LLC related to this agreement was $364 million, $311 million, and $227 million for the years ended December 31, 2014, 2013, and 2012, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).

The Company has a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income based on policyholders’ separate account balances invested in The Prudential Series Fund (“PSF”). Income received from Prudential Investments LLC, related to this agreement was $12 million, $11 million, and $11 million for the years ended December 31, 2014, 2013, and 2012, respectively. These revenues are recorded as “Asset administration fees” in the Consolidated Statements of Operations and Comprehensive Income (Loss).

Affiliated Investment Management Expenses

In accordance with an agreement with Prudential Investment Management, Inc. (“PIMI”), the Company pays investment management expenses to PIMI who acts as investment manager to certain Company general account and separate account assets. Investment management expenses paid to PIMI related to this agreement was $15 million for the years ended December 31, 2014, 2013, and 2012. These expenses are recorded as “Net Investment Income” in the Consolidated Statements of Operations and Comprehensive Income (Loss).

Affiliated Asset Transfers

From time to time, the Company participates in affiliated asset trades with parent and sister companies. Book and market value differences for trades with a parent and sister are recognized within Additional paid-in-capital (“APIC”) and Realized investment gain (loss), respectively. The table below shows affiliated asset trades as of December 31, 2013 and 2014.

Affiliate	Date	Transaction	Security Type	Fair Value	Book Value	Additional Paid-in Capital, Net of Tax Increase/ (Decrease)	Realized Investment Gain/ (Loss)	Derivative Gain/ (Loss)
				(in millions)
Prudential Insurance	Jan-13	Transfer In	Fixed Maturities	$126	$108	$(12)	$-	$-
PAR U	Jan-13	Transfer Out	Fixed Maturities	126	108	-	18	-
Prudential Insurance	Jan-13	Transfer In	Fixed Maturities, Commercial Mortgages, Short-term Investments, & Trading Account Assets	4,825	4,825	(1)	-	-
PAR U	Jan-13	Transfer Out	Fixed Maturities, Commercial Mortgages, Short-term Investments, & Trading Account Assets	4,826	4,821	-	5	-
UPARC	Feb-13	Transfer In	Fixed Maturities	56	52	-	-	-
PAR U	Feb-13	Transfer Out	Fixed Maturities	132	122	-	10	-
Prudential Insurance	Mar-13	Purchased	Fixed Maturities	47	44	(2)	-	-
Prudential Insurance	Sep-13	Sale	Commercial Mortgages	2	2	1	-	-
Prudential Financial	Sep-13	Transfer Out	Fixed Maturities	25	25	(1)	-	-
UPARC	Sep-13	Transfer In	Fixed Maturities & Private Equity	192	189	-	-	3
PARU	Sep-13	Transfer Out	Fixed Maturities, Commercial Mortgages, & Private Equity	704	694	-	10	(15)
Prudential Insurance	Mar-14	Purchased	Fixed Maturities	13	13	-	-	-
Prudential Financial	Sep-14	Transfer In	Fixed Maturities & Private Equity	81	77	3	-	-
Prudential Financial	Sep-14	Transfer Out	Fixed Maturities	142	136	(4)	-	-
PURC	Sep-14	Transfer Out	Fixed Maturities, Commercial Mortgages, & Private Equity	178	172	-	6	(8)
PALAC	Oct-14	Purchased	Fixed Maturities	10	9	-	(1)	-
Prudential Insurance	Dec-14	Purchased	Fixed Maturities, Commercial Mortgages, & Private Equity	122	102	(13)	-	-
PURC	Dec-14	Purchased	JV/LP Investment	3	3	-	-	-

Pruco Life Insurance Company

Notes to Consolidated Financial Statements—(Continued)

Debt Agreements

The Company is authorized to borrow funds up to $2.2 billion from affiliates to meet its capital and other funding needs.

The following table provides the breakout of the Company’s short-term and long-term debt with affiliates:

Affiliate	Date Issued	Amount of Notes - December 31, 2014	Amount of Notes - December 31, 2013	Interest Rate	Date of Maturity
		(in thousands)
Prudential Financial	11/15/2010	$-	$66,000	3.01%	11/13/2015
Prudential Financial	6/20/2011	50,000	150,000	2.17% - 3.17%	6/2014 - 6/2016
Prudential Financial	12/15/2011	11,000	159,000	2.99% - 3.61%	12/2014 - 12/2016
Prudential Financial	12/16/2011	22,000	33,000	2.99% - 3.61%	12/2014 - 12/2016
Prudential Financial	12/20/2012	-	88,000	1.37%	12/15/2015
Prudential Insurance	12/20/2010	204,000	204,000	3.47%	12/21/2015
Washington Street Investment	6/20/2012	237,000	316,000	2.06% - 3.02%	6/2014 - 6/2017
Washington Street Investment	12/17/2012	198,000	264,000	1.12% - 1.87%	12/2014 - 12/2017
Washington Street Investment	12/17/2012	39,000	52,000	1.21% - 1.87%	12/2014 - 12/2017
Prudential Financial	11/15/2013	9,000	9,000	2.24%	12/15/2018
Prudential Financial	11/15/2013	23,000	23,000	3.19%	12/15/2020
Prudential Insurance	12/6/2013	120,000	120,000	2.60%	12/15/2018
Prudential Insurance	12/6/2013	130,000	130,000	4.39%	12/15/2023
Prudential Insurance	12/6/2013	250,000	250,000	3.64%	12/15/2020
Pru Funding, LLC	12/31/2013	-	2,900	0.23%	1/7/2014
Prudential Insurance	9/25/2014	30,000	-	1.89%	6/20/2017
Prudential Insurance	9/25/2014	40,000	-	3.95%	6/20/2024
Prudential Insurance	9/25/2014	20,000	-	2.80%	6/20/2019
Prudential Insurance	9/25/2014	50,000	-	3.95%	6/20/2024
Prudential Insurance	9/25/2014	50,000	-	2.80%	6/20/2019
Prudential Insurance	9/25/2014	100,000	-	3.47%	6/20/2021
Prudential Insurance	9/25/2014	100,000	-	3.95%	6/20/2024
Prudential Financial	12/15/2014	5,000	-	2.57%	12/15/2019
Prudential Financial	12/15/2014	23,000	-	3.14%	12/15/2021

Total Loans Payable to Affiliates		$1,711,000	$1,866,900

The total interest expense to the Company related to loans payable to affiliates was $52.3 million, $40.2 million, and $43.7 million for the years ended December 31, 2014, 2013, and 2012, respectively.

Contributed Capital and Dividends

In June and December of 2014 the Company paid dividends in the amounts of $338 million and $410 million respectively to Prudential Insurance. In July and December of 2013 the Company paid dividends in the amounts of $155 million and $268 million respectively to Prudential Insurance.

13.	QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2014 and 2013 are summarized in the table below:

	March 31	June 30	September 30	December 31

	(in thousands)

2014
Total revenues	$815,709	$782,985	$687,949	$807,454
Total benefits and expenses	469,135	483,283	512,624	702,879
Income (loss) from operations before income taxes	346,574	299,702	175,325	104,575
Net income (loss)	$279,170	$249,068	$172,179	$85,386

2013
Total revenues	$690,333	$656,314	$681,086	$668,041
Total benefits and expenses	235,444	229,901	(178,013)	303,812
Income (loss) from operations before income taxes	454,889	426,413	859,099	364,229
Net income (loss)	$347,055	$311,997	$577,646	$301,512

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of
Pruco Life Insurance Company:

In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations and comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2014 and December 31, 2013, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2014 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 12 of the consolidated financial statements, the Company has entered into extensive transactions with affiliated entities.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 12, 2015

PART C:

OTHER INFORMATION

Item 26. EXHIBITS

Exhibit number Description of Exhibit

(a)	Board of Directors Resolution:
(i)	Resolution of Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Variable Universal Account. (Note 4)
(ii)	Amendment to Separate Account Resolution. (Note 5)

(b)	Not Applicable.

(c)	Underwriting Contracts:
(i)	Distribution Agreement between Pruco Securities, LLC and Pruco Life Insurance Company. (Note 15)
(ii)	Selling Agreement used from 11-2008 to current. (Note 15)
(iii)	Selling Agreement used from 1-2008 to 11-2008. (Note 15)
(iv)	Selling Agreement used from 11-2007 to 1-2008. (Note 15)
(v)	Selling Agreement used from 12-2006 to 11-2007. (Note 15)
(vi)	Selling Agreement used from 11-2005 to 12-2006. (Note 15)
(vii)	Selling Agreement used from 9-2003 to 11-2005. (Note 15)
(viii)	Selling Agreement used from 3-1999 to 9-2003. (Note 15)

(d)	Contracts:
(i)	Variable Universal Life Insurance Contract (VUL-2004). (Note 7)
(ii)	Variable Universal Life Insurance Contract (VUL-2005). (Note 10)
(iii)	Variable Universal Life Insurance Contract (VUL-2008). (Note 13)
(iv)	Variable Universal Life Insurance Contract (VUL-2013). (Note 20)
(v)	Variable Universal Life Insurance Contract (ICC14 VUL-2014). (Note 23)
(vi)	Variable Universal Life Insurance Contract (ICC15 VUL-2015). (Note 1)
(vii)	Rider for Insured's Accidental Death Benefit - VL110B 2000. (Note 6)
(viii)	Rider for Payment of Invested Premium Amount Benefit Upon Insured's Total Disability - VL 100 B-2004. (Note 8)
(ix)	Rider for Payment of Invested Premium Amount Benefit Upon Insured's Total Disability - VL 100 B-2007. (Note 13)
(x)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182B 2000. (Note 6)
(xi)	Rider for Level Term Insurance Benefit on Dependent Children - VL 182B 2005. (Note 13)
(xii)	Rider for Level Term Insurance Benefit on Dependent Children - From Conversions - VL 184B 2000. (Note 6)
(xiii)	Rider for Level Term Insurance Benefit on Dependent Children - From Conversions - VL 184B 2005. (Note 13)
(xiv)	Rider for Flexible Term Insurance Benefit on Life of Insured - VL 197 B-2003. (Note 7)
(xv)	Rider for Flexible Term Insurance Benefit on Life of Insured - VL 197 B3-2003. (Note 6)
(xvi)	Rider for Settlement Options to Provide Acceleration of Death Benefits: (aa) All states except New York - ORD87241-90-P. (Note 6)
(xvii)	Rider for Excess Loan Protection – PLI 518-2008 (Note 14)
(xviii)	Rider to Provide Acceleration of Death Benefit – ICC14 VL 145 B3-2014 (Note 22)
(xix)	Rider for Enhanced Cash Value – ICC14 PLI 496-2014. (Note 25)
(xx)	Endorsement for Type C Death Benefit Option - PLI 492-2003. (Note 6)
(xxi)	Endorsement for Type C Death Benefit Option - PLI 492-2007. (Note 13)
(xxii)	Endorsement for Type C Death Benefit Option - PLI 539-2013. (Note 20)
(xxiii)	Endorsement for Type C Death Benefit Option - ICC14 PLI 539-2014. (Note 23)
(xxiv)	Endorsement for Type C Death Benefit Option – ICC15 PLI 539-2015. (Note 1)
(xxv)	Endorsement for Type C Death Benefit Option for use with Rider for Enhanced Cash Value – ICC15 PLI 539E-2015. (Note 1)
(xxvi)	Endorsement: MT only - ICC14 PLI 542-2014 (Note 22)

(e)	Application:
(i)	Application for Variable Universal Life Insurance Contract. (Note 16)
(ii)	Supplement to the Application for Variable Universal Life Insurance Contract. (Note 3)

(f)	Depositor’s Certificate of Incorporation and By-Laws:
(i)	Articles of Incorporation of Pruco Life Insurance Company, as amended October 19, 1993. (Note 2)
(ii)	By-laws of Pruco Life Insurance Company, as amended May 6, 1997. (Note 16)

(g)	Reinsurance Agreements:.
(i)	Agreement between Pruco Life and Munich American Reassurance Company. (Note 9)
(ii)	Amendments (1, 5, 6, Exhibit A) to the Agreement between Pruco Life and Munich American Reassurance Company. (Note 9)
(iii) (iv)
Amendments (3, 4) to the Agreement between Pruco Life and Munich American Reassurance Company. (Note 21)
Amendment (7) to the Agreement between Pruco Life and Munich American Reassurance Company (Note 12)

(v)	Amendments (8, 9) to the Agreement between Pruco Life and Munich American Reassurance Company. (Note 13)
(vi)	Amendments (2, 10, 11) to the Agreement between Pruco Life and Munich American Reassurance Company. (Note 14)
(vii)	Agreement between Pruco Life and Prudential. (Note 11)
(viii)	Amendments (1-13) to the Agreement between Pruco Life and Prudential. (Note 18)
(ix)	Agreement between Pruco Life and General Re Life Corporation. (Note 12)
(x)	Amendments (1, 2) to the Agreement between Pruco Life and General Re Life Corporation. (Note 13)
(xi)	Amendments (3, 4) to the Agreement between Pruco Life and General Re Life Corporation. (Note 14)
(xii)	Agreement between Pruco Life and Optimum Re Insurance Company. (Note 12)
(xiii)	Amendment (1) to the Agreement between Pruco Life and Optimum Re Insurance Company. (Note 13)
(xiv)	Amendments (2, 3) to the Agreement between Pruco Life and Optimum Re Insurance Company. (Note 14)
(xv)	Agreement between Pruco Life and RGA Reinsurance Company. (Note 12)
(xvi)	Amendment (1) to the Agreement between Pruco Life and RGA Reinsurance Company. (Note 12)
(xvii)	Amendments (2) to the Agreement between Pruco Life and RGA Reinsurance Company. (Note 14)
(xviii)	Amendment (3, 4) to the Agreement between Pruco Life and RGA Reinsurance Company. (Note 16)
(xix)	Amendment (5) to the Agreement between Pruco Life and RGA Reinsurance Company. (Note 18)
(xx)	Agreement between Pruco Life and Scor Global Life Re Insurance Company of Texas. (Note 14)
(xxi) (xxii) (xxiii)
Amendment (1) to the Agreement between Pruco Life and Scor Global Life Re Insurance Company of Texas. (Note 16)
Amendment (2) to the Agreement between Pruco Life and Scor Global Life Re Insurance Company of Texas. (Note 21)
Amendments (3, 4) to the Agreement between Pruco Life and Scor Global Life Re Insurance Company of Texas. (Note 21)

(xxiv)	Agreement between Pruco Life and Scor Global Life U.S. Re Insurance Company. (Note 14)
(xxv) (xxvi)
Amendment (1) to the Agreement between Pruco Life and Scor Global Life U.S. Re Insurance Company.  (Note 14)
Amendments (3, 4) to the Agreement between Pruco Life and Scor Global Life U.S. Re Insurance Company. (Note 21)

(xxvii)	Agreement between Pruco Life and ACE Life Insurance Company. (Note 15)
(xxviii)	Amendment (1) to the Agreement between Pruco Life and ACE Life Insurance Company. (Note 15)
(xxix)	Form of Agreement between Prudential, including subsidiaries, with reinsurance companies. (Note 17)
(xxx)	Agreement between Pruco Life and Annuity & Life Reassurance, Ltd. (Note 18)
(xxxi)	Amendments (1,2,4) to the Agreement between Pruco Life and Annuity & Life Reassurance, Ltd. (Note 18)
(xxxii)	Blanket Amendment to the Agreement between Pruco Life and Annuity & Life Reassurance, Ltd. (Note 18)
(xxxiii)	Termination Amendment to the Agreement between Pruco Life and Annuity & Life Reassurance, Ltd. (Note 18)
(xxxiv)	Agreement between Pruco Life and Scottish Re, Inc. (Note 9)
(xxxv)	Amendments (1, 2, 3, Exhibit A) to the Agreement between Pruco Life and Scottish Re, Inc. (Note 9)
(xxxvi)	Amendment (4) to the Agreement between Pruco Life and Scottish Re, Inc.(Note 12)
(xxxvii)	Amendments (5 & 6) to the Agreement between Pruco Life and Scottish Re, Inc.(Note 13)
(xxxviii)	Amendment (7) to the Agreement between Pruco Life and Scottish Re, Inc.(Note 18)
(xxxix)	Agreement between Pruco Life and Swiss Re. (Note 18)
(xl)	Amendments (1-10) to the Agreement between Pruco Life and Swiss Re. (Note 18)
(xli)	Agreement between Pruco Life and Transamerica. (formerly AUSA) (Note 18)
(xlii) (xliii)	Amendments (1-6,9) to the Agreement between Pruco Life and Transamerica. (formerly AUSA) (Note 18) Termination Amendment to the Agreement between Pruco Life and Transamerica. (formerly AUSA) (Note 18)
(xliv)	Agreement between Pruco Life and Transamerica. (Note 18)
(xlv)	Amendments (1,2,4) to the Agreement between Pruco Life and Transamerica. (Note 18)
(xlvi)	Termination Amendment to the Agreement between Pruco Life and Transamerica. (Note 18)
(xlvii) (xlviii)	Agreement between Pruco Life and ACE Tempest Life Reinsurance Ltd. (Note 18) Amendment (2) to the Agreement between Pruco Life and ACE Tempest Life Reinsurance Ltd. (Note 21)

(h)	Participation Agreements:
(i)	American Skandia Trust Participation Agreement, as amended June 8, 2005 (Note 10)
(ii)	Amendment (1) to the Participation Agreement between Pruco Life and Advanced Series Trust (formerly American Skandia Trust), as amended June 8, 2005 (Note18)
(iii)	Participation Agreement between Pruco Life and American Century (Note 13)
(iv)	Amendment #3 to the Participation Agreement between Pruco Life and American Century (Note 13)
(v)	Amendment #4 to the Participation Agreement between Pruco Life and American Century (Note 24)
(vi)	Participation Agreement between Pruco Life and American Funds (Note 19)
(vii)	Participation Agreement between Pruco Life and Dreyfus (Note 13)
(viii)	Sixth amendment to the Participation Agreement between Pruco Life and Dreyfus (Note 23)
(ix)	Participation Agreement between Pruco Life and Fidelity (Note 19)
(x)	Amendment #1 to the Participation Agreement between Pruco Life and Fidelity (Note 19)
(xi)	Participation Agreement between Pruco Life and Franklin (Note 19)
(xii)	Amendment # 3 to the Participation Agreement between Pruco Life and Franklin (Note 19)
(xiii)	Amendment # 4 to the Participation Agreement between Pruco Life and Franklin (Note 19)
(xiv)	Participation Agreement between Pruco Life and Hartford (Note 19)
(xv)	Participation Agreement between Pruco Life and Janus (Note 13)
(xvi)	Amendment to the Participation Agreement between Pruco Life and Janus (Note 23)
(xvii)	Participation Agreement between Pruco Life and JPMorgan (Note 13)
(xviii)	Fund/SERV Supplement to the Fund Participation Agreement between Pruco Life and JPMorgan (Note 23)
(xix)	Participation Agreement between Pruco Life and MFS (Note 13)
(xx)	Amendment #6 to the Participation Agreement between Pruco Life and MFS (Note 13)
(xxi)	Amendment #7 to the Participation Agreement between Pruco Life and MFS (Note 19)
(xxii)	Participation Agreement between Pruco Life and Neuberger Berman (Note 13)
(xxiii)	Amendment No. 1 to the Participation Agreement between Pruco Life and Neuberger Berman (Note 23)
(xxiv)	Form of 22c-2 Agreement (Note 12)
(xxv)	Participation Agreement between Pruco Life and Northern Lights (Note 17)
(xxvi)	Amendment (1) to the Participation Agreement between Pruco Life and Northern Lights (Note 18)
(xxvii)	Amendment (2) to the Participation Agreement between Pruco Life and Northern Lights (Note 21)

(i)	Administrative Contracts:
(i)	Service Agreement between Prudential and the Regulus Group, LLC. (Note 16)
(ii)	Revised Service Agreement between Prudential and the Regulus Group LLC, a TransCentra company. (Note 21)
(iii)	Engagement Schedule No. 2 between Prudential and Regulus Group, LLC. (Note 1)

(j)	Not Applicable.

(k)	Opinion and Consent of Sun-Jin Moon, Esq., as to the legality of the securities being registered. (Note 1)

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Other Opinions:
(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm. (Note 1)
(ii)	Powers of Attorney: John Chieffo, Yanela C. Frias, Bernard J. Jacob, Richard F. Lambert, Robert F. O’Donnell, Kent D. Sluyter, Kenneth Y. Tanji. (Note 1)

(o)	None.

(p)	Not Applicable.

(q)	Redeemability Exemption:
(i)	Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii). (Note 1)

---------------------------------------------------------

(Note 1)	Filed herewith.
(Note 2)	Incorporated by reference to Form S-6, Registration No. 333-07451, filed July 2, 1996 on behalf of the Pruco Life Variable Appreciable Account.
(Note 3)	Incorporated by reference to Form S-6, Registration No. 333-85115, filed on August 13, 1999 on behalf of the Pruco Life Variable Universal Account.
(Note 4)	Incorporated by reference to Post-Effective Amendment No. 10 to Form S-6, Registration No. 33-29181, filed April 28, 1997 on behalf of the Pruco Life Variable Universal Account.
(Note 5)	Incorporated by reference to Form S-6, Registration No. 333-94117, filed January 5, 2000 on behalf of the Pruco Life Variable Universal Account.
(Note 6)	Incorporated by reference to Form N-6, Registration No. 333-109284, filed September 30, 2003 on behalf of the Pruco Life Variable Universal Account.
(Note 7)	Incorporated by reference to Form N-6 to this Registration Statement, filed February 13, 2004 on behalf of the Pruco Life Variable Universal Account.
(Note 8)	Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed February 15, 2005 on behalf of the Pruco Life Variable Universal Account.
(Note 9)	Incorporated by reference to Post-Effective Amendment No. 2 to this Registration Statement, filed April 19, 2005 on behalf of the Pruco Life Variable Universal Account.
(Note 10)	Incorporated by reference to Post-Effective Amendment No. 3 to this Registration Statement, filed August 12, 2005 on behalf of the Pruco Life Variable Universal Account.
(Note 11)	Incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement, filed April 19, 2006 on behalf of the Pruco Life Variable Universal Account.
(Note 12)	Incorporated by reference to Post-Effective Amendment No. 7 to this Registration Statement, filed April 12, 2007 on behalf of the Pruco Life Variable Universal Account.
(Note 13)	Incorporated by reference to Post-Effective Amendment No. 8 to this Registration Statement, filed April 18, 2008 on behalf of the Pruco Life Variable Universal Account.
(Note 14)	Incorporated by reference to Post-Effective Amendment No. 9 to this Registration Statement, filed April 22, 2009 on behalf of the Pruco Life Variable Universal Account.
(Note 15)	Incorporated by reference to Post-Effective Amendment No. 10 to this Registration Statement, filed April 14, 2010 on behalf of the Pruco Life Variable Universal Account.
(Note 16)	Incorporated by reference to Post-Effective Amendment No. 11 to this Registration Statement, filed April 12, 2011 on behalf of the Pruco Life Variable Universal Account.
(Note 17)	Incorporated by reference to Post-Effective Amendment No. 12 to this Registration Statement, filed April 23, 2012 on behalf of the Pruco Life Variable Universal Account.
(Note 18)	Incorporated by reference to Post-Effective Amendment No. 14 to this Registration Statement, filed April 12, 2013 on behalf of the Pruco Life Variable Universal Account.
(Note 19)	Incorporated by reference to Post-Effective Amendment No. 16 to this Registration Statement, filed June 28, 2013 on behalf of the Pruco Life Variable Universal Account.
(Note 20)	Incorporated by reference to Post-Effective Amendment No. 19 to this Registration Statement, filed September 26, 2013 on behalf of the Pruco Life Variable Universal Account.
(Note 21)	Incorporated by reference to Post-Effective Amendment No. 20 to this Registration Statement, filed April 7, 2014, on behalf of the Pruco Life Variable Universal Account.
(Note 22)	Incorporated by reference to Post-Effective Amendment No. 9 for Form N-6, Registration No. 333-158634, filed April 22, 2014, on behalf of the Pruco Life Variable Universal Account.
(Note 23)	Incorporated by reference to Post-Effective Amendment No. 21 to this Registration Statement, filed June 27, 2014, on behalf of the Pruco Life Variable Universal Account.
(Note 24)	Incorporated by reference to Post-Effective Amendment No. 23 to this Registration Statement, filed September 5, 2014, on behalf of the Pruco Life Variable Universal Account.
(Note 25)	Incorporated by reference to Post-Effective Amendment No. 9 for Form N-6, Registration No. 333-158634, filed April 22, 2014, on behalf of the Pruco Life Variable Universal Account.

Item 27. Directors and Major Officers of Pruco Life

The directors and major officers of Pruco Life, listed with their principal occupations, are shown below. The Principal business address of the directors and officers listed below is 213 Washington Street, Newark, New Jersey 07102.

DIRECTORS OF PRUCO LIFE

JOHN CHIEFFO – Vice President and Director

YANELA C. FRIAS - Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

BERNARD J. JACOB - Director

RICHARD F. LAMBERT - Director

ROBERT F. O’DONNELL - Chief Executive Officer, President, and Director

KENT D. SLUYTER - Senior Vice President and Director

KENNETH Y. TANJI -Treasurer and Director

OFFICERS WHO ARE NOT DIRECTORS

THERESA M. DZIEDZIC - Senior Vice President, Chief Actuary and Appointed Actuary

JOSEPH D. EMANUEL - Vice President, Chief Legal Officer, and Secretary

SUN-JIN MOON - Vice President and Assistant Secretary

JAMES M. O’CONNOR - Senior Vice President and Actuary

STEPHEN PELLETIER – Senior Vice President

JORDAN K. THOMSEN – Vice President and Corporate Counsel

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial, Inc. are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial, Inc., Registration No. 001-16707, the text of which is hereby incorporated by reference.

Item 29. Indemnification

The Registrant, in connection with certain affiliates, maintains various insurance coverages under which the underwriter and certain affiliated persons may be insured against liability, which may be incurred in such capacity, subject to the terms, conditions, and exclusions of the insurance policies.

Arizona, being the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations.  The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et seq. of the Arizona Statutes Annotated.  The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, was filed on April 12, 2011 as exhibit Item 26.(f)(ii) to Form N-6 of this Registration Statement on behalf of the Pruco Life Variable Universal Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Pruco Securities, LLC ("Prusec"), an indirect wholly-owned subsidiary of Prudential Financial, acts as the Registrant's principal underwriter of the Contract.  Prusec, organized on September 22, 2003 under New Jersey law, is registered as a broker and dealer under the Securities Exchange Act of 1934 and is a registered member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  (Prusec is a successor company to Pruco Securities Corporation, established on February 22, 1971.)  Prusec's principal business address is 751 Broad Street, Newark, New Jersey 07102.

Prusec acts as principal underwriter and general distributor for the following separate investment accounts and their affiliates:

Pruco Life Variable Universal Account
Pruco Life Variable Appreciable Account
Pruco Life of New Jersey Variable Appreciable Account
The Prudential Variable Appreciable Account
Pruco Life PRUvider Variable Appreciable Account
Pruco Life Variable Insurance Account
Pruco Life of New Jersey Variable Insurance Account
Union Security Insurance Company - Variable Account C

The Contract is sold by registered representatives of Prusec who are also authorized by state insurance departments to do so.  The Contract may also be sold through other broker-dealers authorized by Prusec and applicable law to do so.

(b)
MANAGERS AND OFFICERS OF PRUCO SECURITIES, LLC (“Prusec”)

Name and Principal Business Address --------------------------------------------------	Position and Office With Prusec ---------------------------------------------
Kent D. Sluyter (Note 1)	Chairman of the Board, Manager
John G. Gordon (Note 1)	President, Manager, Chief Operating Officer
Steven Weinreb (Note 3)	Vice President, Controller, Chief Financial Officer
Jeffrey Sheftic (Note 5)	Vice President
John D. McGovern (Note 1)	Vice President, Chief Compliance Officer
Ronald P. Herrmann (Note 1)	Vice President, Manager
Richard W. Kinville (Note 2)	Vice President, Anti-Money Laundering Officer
William D. Wilcox (Note 8)	Chief Legal Officer
John D. Rosero (Note 1)	Secretary
Charles E. Anderson (Note 7)	Vice President
Adam Scaramella (Note 1)	Vice President and Assistant Secretary
Margaret M. Foran (Note 2)	Vice President
Mark A. Hug (Note 1)	Vice President, Manager
Patrick L. Hynes (Note 4)	Vice President, Manager
Charles M. O'Donnell (Note 1)	Vice President
Michele Talafha (Note 3)	Assistant Vice President
Robert F. O'Donnell (Note 6)	Manager
Stuart S. Parker (Note 3)	Manager
David Campen (Note 1)	Assistant Controller
Michael J. McQuade (Note 3)	Assistant Controller
Robert P. Smit (Note 3)	Assistant Controller
Robert Szuhany (Note 1)	Assistant Controller
Mary E. Yourth (Note 1)	Assistant Controller
Jason R. Chupak (Note 2)	Treasurer
Kathleen C. Hoffman (Note 2)	Assistant Treasurer
Laura J. Delaney (Note 2)	Assistant Treasurer
John M. Cafiero (Note 2)	Assistant Secretary
Sun-Jin Moon (Note 1)	Assistant Secretary
Patricia Christian (Note 1)	Assistant Secretary
Mary Jo Reich (Note 1)	Assistant Secretary
Mina Bailey (Note 2)	Assistant Secretary

(Note 1) 213 Washington Street, Newark, NJ 07102
(Note 2) 751 Broad Street, Newark, NJ 07102
(Note 3) Three Gateway Center, Newark, NJ 07102
(Note 4) 1 Mill Ridge Lane, Chester, NJ 07930
(Note 5) 200 Wood Avenue South, Iselin, NJ 08830
(Note 6) One Corporate Drive, Shelton, CT 06484
(Note 7) 13001 Bass Lake Road, Plymouth, MN 55442
(Note 8) 280 Trumball Street, 1 Commercial Plaza, Hartford, CT 06103

(c) Prusec passes through the gross distribution revenue it receives to broker-dealers for their sales and does not retain any portion of it in return for its services as distributor for the Contracts.  However, Prusec does retain a portion of compensation it receives with respect to sales by its representatives.  Prusec retained compensation of $2,359,868 in 2014, $2,192,800 in 2013, and $2,168,552 in 2012.  Prusec offers the Contract on a continuous basis.

The sum of the chart below is $81,216,863, which represents Prusec's total 2014 Variable Life Distribution Revenue.  The amount includes both agency distribution and broker-dealer distribution.

Compensation received by Prusec during the last fiscal year with respect to variable life insurance products.
Principal Underwriter	Gross Distribution Revenue*	Compensation on Events Occasioning the Deduction of a Deferred Sales Load	Brokerage Commissions**	Other Compensation
Prusec	$47,197,353	$-0-	$34,019,510	$-0-
* Represents Variable Life Distribution Revenue for the agency channel.
** Represents Variable Life Distribution Revenue for the broker-dealer channel.

Because Prusec registered representatives who sell the Contracts are also our life insurance agents, they may be eligible for various cash bonuses and insurance benefits and non-cash compensation programs that we or our affiliates offer, such as conferences, trips, prizes, and awards, subject to applicable regulatory requirements.  In some circumstances and to the extent permitted by applicable regulatory requirements, we may also reimburse certain sales and marketing expenses.

Item 31. Location of Accounts and Records

The Depositor, Pruco Life Insurance Company, is located at 213 Washington Street, Newark, New Jersey 07102.

The Principal Underwriter, Pruco Securities, LLC, is located at 751 Broad Street, Newark, New Jersey 07102.

Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. Management Services

Not Applicable.

Item 33. Representation of Reasonableness of Fees

Pruco Life Insurance Company (“Pruco Life”) represents that the fees and charges deducted under the Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on this 7th day of April, 2015.

(Seal)
Pruco Life Variable Universal Account
(Registrant)

By: Pruco Life Insurance Company
(Depositor)

By: /s/ Jordan K. Thomsen Jordan K. Thomsen Vice President and Corporate Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 28 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 7th day of April, 2015.

Signature and Title

/s/ *
John Chieffo
Vice President and Director

/s/ *
Yanela C. Frias
Vice President, Chief Financial Officer, Chief Accounting Officer, and Director

/s/ *
Bernard J. Jacob
Director

/s/ *
Richard F. Lambert
Director

/s/ *
Robert F. O’Donnell
President, Chief Executive Officer, and Director

/s/ *
Kent D. Sluyter
Director

/s/ *
Kenneth Y. Tanji
Treasurer and Director
*By: /s/ Jordan K. Thomsen Jordan K. Thomsen (Attorney-in-Fact)

EXHIBIT INDEX

Item 26.

(d) Contracts:	(vi)	Variable Universal Life Insurance Contract (ICC15 VUL-2015).	C-
	(xxiv)	Endorsement for Type C Death Benefit Option – ICC15 PLI 539-2015.	C-
	(xxv)	Endorsement for Type C Death Benefit Option for use with Rider for Enhanced Cash Value – ICC15 PLI 539E-2015.	C-

(i) Administrative Contracts:	(iii)	Engagement Schedule No. 2 between Prudential and Regulus Group, LLC.	C-

(k) Legal Opinion and Consent:		Opinion and Consent of Sun-Jin Moon, Esq., as to the legality of the securities being registered.	C-

(n) Other Opinions:	(i)	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.	C-
	(ii)	Powers of Attorney: John Chieffo, Yanela C. Frias, Bernard J. Jacob, Richard F. Lambert, Robert F. O’Donnell, Kent D. Sluyter, Kenneth Y. Tanji.	C-

(q) Redeemability Exemption:	(i)	Memorandum describing Pruco Life Insurance Company's issuance, transfer, and redemption procedures for the Contracts pursuant to Rule 6e-3(T)(b)(12)(iii).	C-